UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21922

RS Variable Products Trust

(Exact name of registrant as specified in charter)

388 Market Street San Francisco, CA	94111
(Address of principal executive offices)	(Zip code)

Terry R. Otton

c/o RS Investments

388 Market Street

San Francisco, CA 94111

(Name and address of agent for service)

Registrant’s telephone number, including area code:     800-221-3253

Date of fiscal year end:     December 31

Date of reporting period:     December 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

08	ANNUAL REPORT

RS Variable Products Trust

RS Core Equity VIP Series

12.31.08

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Core Equity VIP Series

Manind V. Govil, CFA

Manind V. Govil has managed RS Core Equity VIP Series since 2005.* Mr. Govil joined RS Investments in October 2006 in connection with GIS’s acquisition of an interest in RS Investments. Prior to that, Mr. Govil served as the head of equity investments at Guardian Life since August 2005. From 2001 to August 2005, Mr. Govil served as the lead portfolio manager — large cap blend/core equity, co-head of equities and head of equity research at Mercantile Capital Advisers. Prior to 2001, he was lead portfolio manager — core equity, at Mercantile. Mr. Govil received a B.S. degree from the University of Bombay, India and an M.B.A. from the University of Cincinnati.

*	Includes service as the portfolio manager of the Fund’s predecessor fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

The Statement of Additional Information provides further information about the portfolio manager, including information regarding his compensation, other accounts he manages, and his ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Highlights

➢	During a challenging period for financial markets, RS Core Equity VIP Series outperformed the S&P 500® Index[3] despite delivering a negative return.

➢	Performance relative to the S&P 500® Index was supported by the Fund’s stock selection in the financials and health care sectors.

➢	Weak performance in the utilities and energy sectors weighted on relative returns.

Market Overview

Financial markets suffered one of their most challenging years in recent memory in 2008, as volatile commodity prices, a worsening credit crisis, and fears of a global economic slowdown drove asset prices lower across markets and sectors. Over the first half of the year, soaring energy and food costs were among investors’ concerns, even as growth appeared to falter in the United States and in other world economies. Concerns over slowing economic growth worsened in the third quarter after the credit crisis triggered by the U.S. sub-prime mortgage meltdown resulted in a number of bank failures. While a sharp correction in commodity prices provided some positive tailwinds for the economy later in the year, unemployment continued to rise and worried consumers and businesses cut back dramatically on their spending. Against this backdrop, equity prices retreated sharply in the late third and fourth quarters. For the twelve-month period ended December 31, 2008, the S&P 500 Index returned -37.00%, the Dow Jones Industrial Average4 returned -31.93% and the NASDAQ Composite Index5 returned -40.54%.

Fund Performance Overview

RS Core Equity VIP Series returned -29.62% in the twelve-month period ended December 31, 2008, outperforming its benchmark, the S&P 500® Index, which returned -37.00%.

In a period when nearly all sectors of the equity market experienced sharp declines, Fund performance relative to the S&P 500® Index was supported by a number of individual insurance holdings that held up better than the broader financials sector. These included Chubb Corp., a provider of property and casualty insurance, and W.R. Berkley Corp., which offers excess, surplus and other specialty lines of insurance. We believe both companies to

RS Core Equity VIP Series	3

RS Core Equity VIP Series (continued)

be competitively advantaged, due in part to the troubles facing several larger competitors. Moreover, we expect these companies to benefit from what we believe will be a general improvement in the property/casualty insurance market after several years when a soft pricing environment hindered premiums and earnings growth.

In the health care sector, the Fund’s overweight positions in a number of positive performing biotechnology stocks also supported relative performance. Turning to other areas of the Fund, integrated waste services provider Waste Management, Inc. was another standout contributor to performance. We sold Waste Management at a profit in the first half of 2008.

Additionally, fast food behemoth McDonald’s was another positive contributor to returns. The company continues to deliver industry-leading revenue performance, while its value-meal offerings and ongoing menu improvements were well received by consumers in 2008.

On a negative note, the Fund’s relative returns were dampened by weakness in the utilities and energy sectors. One of our largest individual detractors was global power utility AES Corporation. While we think AES has a solid track record of managing utilities worldwide, the near-freeze in credit availability in the second half of 2008 delayed some of its expansion projects. Meanwhile, the sharp drop in oil prices from the midsummer peak took a toll on our energy holdings, notably oil services firm Halliburton Co. — the Fund’s largest detractor for the twelve-month period.

Wireless equipment manufacturer Nokia Corp. was another negative contributor. The stock has been pressured by concerns over a global economic slowdown, as well as over speculation that Nokia’s higher end, more profitable wireless handset devices might lose market share to Research in Motion’s Blackberry and Apple’s iPhone devices. We believe that these issues are reflected in the current stock price, as the share valuation is at an all-time low. Moreover, we remain confident in Nokia’s long-term leadership position and continue to own its shares.

Outlook

As a core offering, the Fund seeks to deliver solid long-term results across a range of market environments. We strongly believe that the key to long-term success in any stock market environment is a consistent focus on fundamentals and pricing. We look for attractively valued stocks of strong and well-positioned companies that we believe can gain market share from weaker competitors across all sectors. Times of economic, credit and market turmoil, such as what we are currently witnessing, tend to accelerate this process. In this environment, we have even more conviction in our investment philosophy and process. As always, we wish to emphasize that we hold ourselves to the highest standards of professionalism and integrity for the benefit of our shareholders.

Sincerely,

Manind V. Govil

Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets.

4	RS Core Equity VIP Series

Total Net Assets: $668,244,842	Data as of December 31, 2008

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Company	Percentage of Total Assets
Abbott Laboratories	5.15%
Philip Morris International, Inc.	3.97%
The Chubb Corp.	3.93%
Republic Services, Inc.	3.84%
Aon Corp.	3.52%
General Mills, Inc.	3.26%
Enterprise Products Partners, L.P.	3.11%
MasterCard, Inc., Class A	3.03%
Celgene Corp.	2.85%
Halliburton Co.	2.85%
Total	35.51%

1	The sector allocation represents the Global Industry Classification Standard (GICS), which was developed by Morgan Stanley Capital International (MSCI) and Standard & Poor’s (S&P). The Fund’s holdings are allocated to each sector based on their GICS classification. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4	The Dow Jones Industrial Average is a price-weighted index of 30 companies that serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods.

5	The Nasdaq Composite Index is an unmanaged index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market.

RS Core Equity VIP Series	5

RS Core Equity VIP Series (continued)

Performance Update Average Annual Returns as of 12/31/08

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Core Equity VIP Series	04/13/83	-29.62%	-1.67%	1.00%	-1.62%	9.94%
S&P 500® Index[3]		-37.00%	-8.36%	-2.19%	-1.38%	9.92%

Since inception performance for the index is measured from 3/31/1983, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Core Equity VIP Series and in the S&P 500® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Stock Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.57%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect for the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6	RS Core Equity VIP Series

Understanding Your Fund’s Expenses (unaudited)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/08	Ending Account Value 12/31/08	Expenses Paid During Period* 07/01/08-12/31/08	Expense Ratio During Period 07/01/08-12/31/08
Based on Actual Return	$1,000.00	$739.40	$2.42	0.55%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,022.35	$2.81	0.55%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one half-year period).

RS Core Equity VIP Series	7

Schedule of Investments – RS Core Equity VIP Series

December 31, 2008	Shares	Value

Common Stocks — 97.1%
Aerospace & Defense — 3.1%
General Dynamics Corp.	105,500	$6,075,745
The Boeing Co.	346,700	14,793,689

		20,869,434
Airlines — 0.9%
AMR Corp.(1)	530,650	5,662,036

		5,662,036
Biotechnology — 5.8%
Celgene Corp.(1)	345,100	19,077,128
Cephalon, Inc.(1)	207,554	15,989,960
Gilead Sciences, Inc.(1)	70,600	3,610,484

		38,677,572
Commercial Banks — 0.9%
Regions Financial Corp.	786,700	6,262,132

		6,262,132
Commercial Services & Supplies — 3.8%
Republic Services, Inc.	1,036,100	25,684,919

		25,684,919
Communications Equipment — 5.1%
Nokia Oyj, ADR	979,200	15,275,520
QUALCOMM, Inc.	517,500	18,542,025

		33,817,545
Computers & Peripherals — 2.4%
Apple, Inc.(1)	114,300	9,755,505
International Business Machines Corp.	72,700	6,118,432

		15,873,937
Construction & Engineering — 1.4%
KBR, Inc.	620,200	9,427,040

		9,427,040
Consumer Finance — 0.3%
SLM Corp.(1)	195,200	1,737,280

		1,737,280
Diversified Financial Services — 3.8%
Interactive Brokers Group, Inc., Class A(1)	567,280	10,148,639
JPMorgan Chase & Co.	488,800	15,411,864

		25,560,503
Diversified Telecommunication Services — 2.3%
AT&T, Inc.	549,536	15,661,776

		15,661,776
Energy Equipment & Services — 4.0%
Halliburton Co.	1,049,100	19,072,638
Transocean Ltd.(1)	166,800	7,881,300

		26,953,938
Food Products — 4.1%
Campbell Soup Co.	175,500	5,266,755
General Mills, Inc.	359,000	21,809,250

		27,076,005

December 31, 2008	Shares	Value

Health Care Equipment & Supplies — 1.7%
Covidien Ltd.	314,475	$11,396,574

		11,396,574
Health Care Providers & Services — 1.4%
Medco Health Solutions, Inc.(1)	227,300	9,526,143

		9,526,143
Hotels, Restaurants & Leisure — 2.6%
McDonald’s Corp.	280,100	17,419,419

		17,419,419
Household Durables — 1.4%
Newell Rubbermaid, Inc.	947,600	9,267,528

		9,267,528
Independent Power Producers & Energy Traders — 2.0%
The AES Corp.(1)	1,609,200	13,259,808

		13,259,808
Industrial Conglomerates — 1.8%
Tyco International Ltd.	559,500	12,085,200

		12,085,200
Information Technology Services — 5.4%
Fidelity National Information Services, Inc.	230,034	3,742,653
Lender Processing Services, Inc.	114,967	3,385,778
MasterCard, Inc., Class A	141,800	20,267,474
Western Union Co.	602,700	8,642,718

		36,038,623
Insurance — 9.1%
Aon Corp.	514,300	23,493,224
Nationwide Financial Services, Inc., Class A	51,700	2,699,257
The Chubb Corp.	515,400	26,285,400
W. R. Berkley Corp.	262,400	8,134,400

		60,612,281
Internet Software & Services — 1.1%
eBay, Inc.(1)	273,700	3,820,852
Google, Inc., Class A(1)	10,600	3,261,090

		7,081,942
Media — 2.6%
Grupo Televisa S.A., ADR	589,300	8,804,142
The McGraw-Hill Companies, Inc.	360,600	8,362,314

		17,166,456
Oil, Gas & Consumable Fuels — 6.6%
Devon Energy Corp.	223,400	14,679,614
Enterprise Products Partners, L.P.	1,002,880	20,789,703
Plains All American Pipeline, L.P.	249,300	8,648,217

		44,117,534
Pharmaceuticals — 9.3%
Abbott Laboratories	645,100	34,428,987
Pfizer, Inc.	759,200	13,445,432
Schering-Plough Corp.	840,000	14,305,200

		62,179,619
Software — 1.9%
Nintendo Co., Ltd., ADR	268,400	12,816,100

		12,816,100

The accompanying notes are an integral part of these financial statements.

8	RS Core Equity VIP Series

December 31, 2008	Shares	Value

Specialty Retail — 2.2%
Best Buy Co., Inc.	264,300	$7,429,473
The Home Depot, Inc.	327,800	7,545,956

		14,975,429
Thrifts & Mortgage Finance — 2.9%
People’s United Financial, Inc.	1,069,400	19,067,402

		19,067,402
Tobacco — 5.3%
Altria Group, Inc.	604,600	9,105,276
Philip Morris International, Inc.	609,600	26,523,696

		35,628,972
Wireless Telecommunication Services — 1.9%
America Movil SAB de C.V., ADR, Series L	408,900	12,671,811

		12,671,811

Total Common Stocks (Cost $811,062,681)		648,574,958

	Principal Amount	Value
Repurchase Agreements — 2.5%
State Street Bank and Trust Co. Repurchase Agreement, 0.01% dated 12/31/2008, maturity value of $16,893,009, due 1/2/2009, collateralized by U.S. Treasury Bond, 6.625%, due 2/15/2027, with a value of $17,233,133	$16,893,000	$16,893,000

		16,893,000

Total Repurchase Agreements (Cost $16,893,000)		16,893,000

Total Investments — 99.6% (Cost $827,955,681)		665,467,958

Other Assets, Net — 0.4%		2,776,884

Total Net Assets — 100.0%		$668,244,842

(1)	Non-income producing security.
ADR	— American Depositary Receipt.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments:

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$648,574,958
Level 2 — Significant Other Observable Inputs	16,893,000
Level 3 — Significant Unobservable Inputs	—

Total	$665,467,958

The accompanying notes are an integral part of these financial statements.

RS Core Equity VIP Series	9

Financial Information — RS Core Equity VIP Series

Statement of Assets and Liabilities As of December 31, 2008

Assets
Investments, at value	$665,467,958
Cash and cash equivalents	594
Receivable for investments sold	11,051,933
Dividends/interest receivable	1,288,672
Receivable for fund shares subscribed	128,164
Prepaid expenses	13,472

Total Assets	677,950,793

Liabilities
Payable for investments purchased	8,572,133
Payable for fund shares redeemed	540,622
Payable to adviser	275,138
Payable to distributor	122,614
Trustees’ deferred compensation	43,433
Accrued expenses/other liabilities	152,011

Total Liabilities	9,705,951

Total Net Assets	$668,244,842

Net Assets Consist of:
Paid-in capital	$1,111,467,127
Accumulated undistributed net investment income	213,929
Accumulated net realized loss from investments	(280,948,491)
Net unrealized depreciation on investments	(162,487,723)

Total Net Assets	$668,244,842

Investments, at Cost	$827,955,681

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	25,123,624

Net Asset Value Per Share	$26.60

Statement of Operations For the Year Ended December 31, 2008

Investment Income
Dividends	$16,232,112
Interest	122,914
Withholding taxes on foreign dividends	(191,673)

Total Investment Income	16,163,353

Expenses
Investment advisory fees	4,455,846
Professional fees	220,885
Administrative service fees	146,842
Custodian fees	102,651
Insurance expense	34,946
Trustees’ fees and expenses	25,027
Other expenses	30,749

Total Expenses	5,016,946
Less: Custody credits	(2,357)

Total Expenses, Net	5,014,589

Net Investment Income	11,148,764

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments
Net realized loss from investments	(21,300,092)
Net change in unrealized depreciation on investments	(278,186,818)

Net Loss on Investments	(299,486,910)

Net Decrease in Net Assets Resulting from Operations	$(288,338,146)

The accompanying notes are an integral part of these financial statements.

10	RS Core Equity VIP Series

Statement of Changes in Net Assets

	For the Year Ended 12/31/08	For the Year Ended 12/31/07
Operations
Net investment income	$11,148,764	$10,183,566
Net realized gain/(loss) from investments	(21,300,092)	159,843,003
Net change in unrealized depreciation on investments	(278,186,818)	(17,240,939)

Net Increase/(Decrease) in Net Assets Resulting from Operations	(288,338,146)	152,785,630

Distributions to Shareholders
Net investment income	(10,839,533)	(9,822,651)

Total Distributions	(10,839,533)	(9,822,651)

Capital Share Transactions
Proceeds from sales of shares	58,816,995	54,330,025
Reinvestment of distributions	10,839,533	9,822,651
Cost of shares redeemed	(185,022,378)	(173,192,410)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(115,365,850)	(109,039,734)

Net Increase/(Decrease) in Net Assets	(414,543,529)	33,923,245

Net Assets

Beginning of year	1,082,788,371	1,048,865,126

End of year	$668,244,842	$1,082,788,371

Accumulated Undistributed Net Investment Income Included in Net Assets	$213,929	$353,522

Other Information:

Shares
Sold	1,805,208	1,452,212
Reinvested	414,197	257,609
Redeemed	(5,273,954)	(4,683,847)

Net Decrease	(3,054,549)	(2,974,026)

The accompanying notes are an integral part of these financial statements.

RS Core Equity VIP Series	11

Financial Information — RS Core Equity VIP Series (continued)

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Year Ended 12/31/08	$38.43	$0.46	$(11.85)	$(11.39)	$(0.44)	$—	$(0.44)

Year Ended 12/31/07	33.67	0.36	4.75	5.11	(0.35)	—	(0.35)

Year Ended 12/31/06	29.29	0.39	4.59	4.98	(0.60)	—	(0.60)

Year Ended 12/31/05	28.42	0.50	0.70	1.20	(0.33)	—	(0.33)

Year Ended 12/31/04	27.30	0.39	1.23	1.62	(0.50)	—	(0.50)

The accompanying notes are an integral part of these financial statements.

12	RS Core Equity VIP Series

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$26.60	(29.62)%	$668,245	0.56%	0.56%	1.25%	1.25%	44%

38.43	15.19%	1,082,788	0.57%	0.57%	0.93%	0.93%	60%

33.67	17.26%	1,048,865	0.57%	0.57%	1.17%	1.17%	85%

29.29	4.30%	1,035,234	0.56%	0.56%	1.67%	1.67%	103%

28.42	6.00%	1,261,203	0.54%	0.54%	1.29%	1.29%	76%

Distributions reflect actual per-share amounts distributed for the period.

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total return for all periods shown.

[2]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.

RS Core Equity VIP Series	13

Notes to Financial Statements — RS Core Equity VIP Series

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers seventeen series. RS Core Equity VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions

14	RS Core Equity VIP Series

market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

➢	Level 1 — unadjusted quoted prices in active markets for identical investments

➢

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

➢	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be

RS Core Equity VIP Series	15

Notes to Financial Statements — RS Core Equity VIP Series (continued)

corroborated by market data and are therefore classified within level 2.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2008, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2008, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2005 and by state authorities for tax years before 2004.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e.  Investment Income

Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Fund is informed of the dividend. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f.  Expenses

Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h.  Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income typically at least once each year and any net realized capital gains once each year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

16	RS Core Equity VIP Series

j.  Temporary Borrowings

The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

Amount Outstanding at 12/31/08	Average Borrowing*	Average Interest Rate*
$—	$298,619	2.93%

*	For the year ended December 31, 2008.

Note 2.	Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.50%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2009, to limit the Fund’s total annual fund operating expenses to 0.57% of the average daily net assets of the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee could have elected to defer receipt of all, or a portion, of his/her annual compensation received through December 31, 2008. The amount of the Fund’s deferred compensation obligation to a Trustee was determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee through December 31, 2008. The Fund could have covered its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. The Fund’s liability for deferred compensation to a Trustee was adjusted periodically through December 31, 2008, to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts will remain in the Fund until distributed in accordance with the Plan. Effective October 1, 2008, the Plan was amended such that all deferred amounts will be distributed within 90 days following January 1, 2009. The Plan will terminate after all deferred amounts have been distributed under the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

The tax character of distributions paid to shareholders during the years ended December 31, 2008 and December 31, 2007, was as follows:

Ordinary Income
2008	$10,839,533
2007	9,822,651

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund.

RS Core Equity VIP Series	17

Notes to Financial Statements — RS Core Equity VIP Series (continued)

Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

The tax basis of distributable earnings as of December 31, 2008, was as follows:

Undistributed Ordinary Income
$262,925

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

Capital loss carryovers available to the Fund at December 31, 2008 were as follows:

	Expiring	Amount
	2010	$164,731,575
	2011	95,938,938
	2016	7,440,377

Total		$268,110,890

During the year ended December 31, 2008, the Fund did not utilize capital loss carryovers.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2008, the Fund elected to defer $11,512,164 net capital and currency losses.

b.  Tax Basis of Investments

The cost of investments for federal income tax purposes at December 31, 2008, was $829,281,119. The gross unrealized appreciation and depreciation of investments, on a tax basis, at December 31, 2008, aggregated $42,734,286 and $(206,547,447), respectively, resulting in net unrealized depreciation of $(163,813,161).

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $390,833,474 and $514,283,725, respectively, for the year ended December 31, 2008.

b.  Foreign Securities

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c.  Industry or Sector Concentration

In its normal course of business, the Fund may invest a significant portion of its assets in companies concentrated within a number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

18	RS Core Equity VIP Series

Note 5.	New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. The Trust is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

Note 6.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

RS Core Equity VIP Series	19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of RS Core Equity VIP Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Core Equity VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights for each of the periods presented through December 31, 2005 were audited by other auditors whose report dated February 8, 2006 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2009

20	RS Core Equity VIP Series

Approval of Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investment Management Co. LLC (the “disinterested Trustees”), met in person on August 12 — 13, 2008, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing August 31, 2008, for all 17 series of the Trust: RS MidCap Opportunities VIP Series, RS Technology VIP Series, RS Partners VIP Series, RS Value VIP Series, RS Global Natural Resources VIP Series, RS Core Equity VIP Series, RS Small Cap Core Equity VIP Series, and RS Equity Dividend VIP Series (the “RS-Managed Funds”); RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS International Growth VIP Series, RS Emerging Markets VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series (the “Sub-Advised Funds”, and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series; Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, serves as Sub-Adviser to RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-sub-advisory agreements relating to these Funds are also considered “Sub-Advisory Agreements” and “Advisory Agreements”

for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion).

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2008 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees considered generally the continuing, favorable interaction of the legacy investment teams at RS Investments and GIS. They also considered improvements in service over the course of the year through realignments of various administrative, accounting, and control functions between the two firms, and were generally satisfied with those services currently being provided by the two firms.

RS Core Equity VIP Series	21

Supplemental Information (unaudited)

Supplemental Information (unaudited) (continued)

The Trustees considered the fees charged by RS Investments to the Funds under the Investment Advisory Agreements and the fees paid to the various Sub-Advisers under the Sub-Advisory Agreements. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. They also noted that, as to the Sub-Advised Funds, RS Investments pays a large part, in most cases the large majority, of the fees it receives to the Sub-Advisers.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual investment products than in managing private accounts or in sub-advising mutual funds sponsored by others. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and within the same broad range of asset sizes. RS Investments also worked with an independent consultant to the disinterested Trustees in identifying peer groups of mutual funds with respect to each Fund. One of the independent consultants prepared an analysis of comparative management fees and expenses, and discussed his conclusions with the disinterested Trustees. In his report, the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The Chief Compliance Officer noted that the advisory fees for the Funds, although the same as those of the retail versions of the Funds, were relatively high compared to peer variable product funds. He also noted that, although the total expense ratios of the Funds also tended to be higher than those of their peers, it appeared that the differences were generally attributable to the small asset size of the Funds.

The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, due to the fact that the Funds’ custodial fees were relatively high. In the course of their discussions with the Trustees, representatives of RS Investments noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in savings to the Funds in the coming year. The Trustees noted in the course of the discussion that, in a number of cases, especially in respect of variable Funds, the number of peer funds was quite limited, potentially limiting the utility of the data provided.

22	RS Core Equity VIP Series

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. The Chief Compliance Officer also noted in his report that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable.

RS Investments also furnished a detailed profitability analysis with respect to each Fund for the year ended December 31, 2007, and for the five months ended May 31, 2008. In his report, the Chief Compliance Officer noted that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the Funds had been less profitable generally than the retail versions of the Funds. The Trustees noted that the range of profitability for the Core Funds, the Growth Funds, and the Value Funds was wide, but that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business. The Trustees also noted that RS Investments’ subadvisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Chief Compliance Officer also noted in his report that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower, with the most profitable Fund being the RS S&P 500 Index VIP Series, which did not have any performance or expense concerns to note.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees also considered a report provided to them by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. In his report, the Chief Compliance Officer noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He also noted RS Investments’ commitment to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it. The Chief Compliance Officer also noted that RS Investments maintains that one of its strengths is the tenure of its investment management teams. He noted, as well, that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience and skills of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

RS Core Equity VIP Series	23

Supplemental Information (unaudited) (continued)

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that, except as noted below, no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Chief Compliance Officer noted specifically that each of RS Asset Allocation VIP Series and RS High Yield Bond VIP Series had underperformed its peers’ averages for various periods. The Chief Compliance Officer noted that RS High Yield Bond VIP Series had experienced a significant portfolio manager change and that RS Investments was engaging in internal discussions about plans to address the performance concerns of RS Asset Allocation VIP Series.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments continues to integrate the respective RS and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, particularly with respect to the management of the New York office’s activities by personnel in San Francisco.

➢

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams in order to reduce the compartmentalization of RS Investments.

➢	RS Investments has invested in the firm by working to improve its portfolio management and client service activities, as well as by consulting outside experts about how best to improve the firm.

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

24	RS Core Equity VIP Series

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2008.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

RS Core Equity VIP Series	25

Supplemental Information (unaudited) (continued)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	39	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	39	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel–Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	39	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	39	Board Member, Boston Stock Exchange Inc.
Gloria S. Nelund, May 1961	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	39	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm; formerly Chairman of EGM Capital, LLC, an investment management firm.	39	None

26	RS Core Equity VIP Series

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	39	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	39	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

RS Core Equity VIP Series	27

Supplemental Information (unaudited) (continued)

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

†

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.

**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and officers and is available, without charge, upon request by calling toll-free 800-221-3253.

28	RS Core Equity VIP Series

08	ANNUAL REPORT

RS Variable Products Trust

RS Small Cap Core Equity VIP Series

12.31.08

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Small Cap Core Equity VIP Series

Matthew P. Ziehl, CFA

Matthew P. Ziehl has managed RS Small Cap Core Equity VIP Series since 2002.* Mr. Ziehl joined RS Investments in October 2006 in connection with GIS’s acquisition of an interest in RS Investments. From December 2001 to October 2006, Mr. Ziehl served as a managing director at Guardian Life. Prior to joining Guardian Life, Mr. Ziehl was a team leader with Salomon Brothers Asset Management, Inc. for small growth portfolios since January 2001, and a co-portfolio manager of Salomon Brothers Small Cap Growth Fund since August 1999. He holds a B.A. in political science from Yale University and an M.B.A. from New York University.

*	Includes service as a portfolio manager or co-portfolio manager, as applicable, of the Fund’s predecessor fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

The Statement of Additional Information provides further information about the portfolio manager, including information regarding his compensation, other accounts he manages, and his ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Highlights

➢	RS Small Cap Core Equity VIP Series delivered negative performance during a challenging period for the equities market, while also underperforming its benchmark, the Russell 2000® Index[3].

➢	Performance relative to the Russell 2000® Index was hindered in particular by stock selection in the energy sector.

➢	Positive relative performance by a number of consumer discretionary and technology holdings aided relative returns.

Market Overview

Financial markets suffered one of their most challenging years in recent memory in 2008, as volatile commodity prices, a worsening credit crisis, and fears of a global economic slowdown drove asset prices lower across markets and sectors. Over the first half of the year, soaring energy and food costs were among investors’ concerns, even as growth appeared to falter in the United States and in other world economies. Concerns over slowing economic growth worsened in the third quarter after the credit crisis triggered by the U.S. sub-prime mortgage meltdown resulted in a number of bank failures. While a sharp correction in commodity prices provided some positive tailwinds for the economy later in the year, unemployment continued to rise and worried consumers and businesses cut back dramatically on their spending. Against this backdrop, equity prices retreated sharply in the late third and fourth quarters. For the twelve-month period ended December 31, 2008, the S&P 500® Index4 returned -37.00%, the Dow Jones Industrial Average5 returned -31.93% and the NASDAQ Composite Index6 returned -40.54%.

Fund Performance Overview

RS Small Cap Core Equity VIP Series returned -35.18% in the twelve-month period ended December 31, 2008, underperforming its benchmark, the Russell 2000® Index, which returned -33.79%.

The Fund carried an overweight position in the energy sector for most of the year, and stock selection in this area weighed heavily on relative performance during a difficult period for commodities-related stocks. As oil prices dropped sharply from midsummer peaks, energy shares followed suit. Among our largest individual detractors in the energy sector were Targa Resources Partners L.P., MarkWest Energy Partners L.P., and SemGroup Energy Partners, which were affected by

RS Small Cap Core Equity VIP Series	3

RS Small Cap Core Equity VIP Series (continued)

adverse financial market conditions as well as by the downward correction in fuel prices. For example, SemGroup Energy Partners’ parent company, privately held SemGroup L.P., was forced into bankruptcy last summer due to heavy losses on failed oil price hedges. We felt this created financial uncertainty for SemGroup Energy Partners given the revenues and payments it was owed by its bankrupt parent entity. We decided to exit the position at a loss.

Outside of the energy sector, another significant detractor was Savient Pharmaceuticals Inc., which has developed a major new treatment for severe cases of gout, a crippling arthritis-type disease caused by elevated uric acid levels in the bloodstream. A positive performer for us in the first half of the year, the stock ended the year sharply down, due in part to concerns over some cardiovascular side effects that came to light in the drug’s recent clinical testing.

On a positive note, the Fund’s relative performance was aided by stock selection in the consumer discretionary sector, where positive contributors included educational services provider Capella Education Co., which we believe is capitalizing on growing demand for retraining in the current weak employment market. The Fund also benefited from its focus on more value-oriented restaurant stocks, which we think may perform better in a slowing economy. One standout was pizza restaurant chain Papa John’s International Inc.

The Fund’s largest positive contributor for the period was genetic and molecular testing equipment provider Sequenom Inc., which has developed a proprietary noninvasive test for Down syndrome. In September, the company announced another set of positive clinical data, validating earlier results from the second quarter. We continue to hold the stock, as we believe that the company will begin commercial sales in 2009 and achieve profitability a few quarters later.

Outlook

Recent events have reinforced our caution about the U.S. economy, especially concerning the credit markets and consumer spending. In this uncertain environment, we continue to emphasize businesses with limited economic sensitivity, both in classic defensive sectors such as consumer staples and health care and elsewhere. As fundamental investors, we favor companies that we believe have strong balance sheets and cash flows that allow management teams to execute business plans independent of their abilities to raise external debt or equity capital. In the current environment, we think adhering to this disciplined investment strategy seems more important than ever.

Sincerely,

Matthew P. Ziehl

Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Small cap investing entails special risks. Small cap stocks have tended to be more volatile and to drop more in down markets than large cap stocks. This may happen because small companies may be limited in terms of product lines, financial resources, and management.

4	RS Small Cap Core Equity VIP Series

Total Net Assets: $88,938,920	Data as of December 31, 2008

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Psychiatric Solutions, Inc.	3.20%
Ralcorp Holdings, Inc.	3.15%
Hanover Insurance Group, Inc.	3.04%
Regal-Beloit Corp.	2.85%
NeuStar, Inc.	2.54%
Jack in the Box, Inc.	2.32%
Assurant, Inc.	2.26%
Waste Connections, Inc.	2.18%
Capella Education Co.	2.16%
CACI International, Inc.	2.03%
Total	25.73%

1	The sector allocation represents the Global Industry Classification Standard (GICS), which was developed by Morgan Stanley Capital International (MSCI) and Standard & Poor’s (S&P). The Fund’s holdings are allocated to each sector based on their GICS classification. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5	The Dow Jones Industrial Average is a price-weighted index of 30 companies that serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods.

6	The Nasdaq Composite Index is an unmanaged index that measures all Nasdaq domestic and non-U.S. based common stocks listed on the Nasdaq Stock Market.

RS Small Cap Core Equity VIP Series	5

RS Small Cap Core Equity VIP Series (continued)

Performance Update Average Annual Returns as of 12/31/08

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Small Cap Core Equity VIP Series	05/01/97	-35.18%	-7.23%	-1.63%	2.99%	4.68%
Russell 2000® Index[3]		-33.79%	-8.29%	-0.93%	3.02%	4.52%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Small Cap Core Equity VIP Series and in the Russell 2000® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Small Cap Stock Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.85%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6	RS Small Cap Core Equity VIP Series

Understanding Your Fund’s Expenses (unaudited)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/08	Ending Account Value 12/31/08	Expenses Paid During Period* 07/01/08-12/31/08	Expense Ratio During Period 07/01/08-12/31/08
Based on Actual Return	$1,000.00	$729.70	$3.70	0.85%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.86	$4.32	0.85%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one half-year period).

RS Small Cap Core Equity VIP Series	7

Schedule of Investments – RS Small Cap Core Equity VIP Series

December 31, 2008	Shares	Value

Common Stocks — 97.2%
Aerospace & Defense — 1.2%
BE Aerospace, Inc.(1)	140,600	$1,081,214

		1,081,214
Air Freight & Logistics — 0.8%
Hub Group, Inc., Class A(1)	27,700	734,881

		734,881
Biotechnology — 1.4%
AspenBio Pharma, Inc.(1)	107,800	665,126
Savient Pharmaceuticals, Inc.(1)	106,300	615,477

		1,280,603
Chemicals — 1.0%
Cytec Industries, Inc.	44,100	935,802

		935,802
Commercial Banks — 6.2%
City National Corp.	22,000	1,071,400
Hancock Holding Co.	22,200	1,009,212
IBERIABANK Corp.	22,400	1,075,200
PrivateBancorp, Inc.	32,400	1,051,704
TCF Financial Corp.	94,900	1,296,334

		5,503,850
Commercial Services & Supplies — 3.0%
EnergySolutions, Inc.	132,500	748,625
Waste Connections, Inc.(1)	61,300	1,935,241

		2,683,866
Communications Equipment — 2.5%
Blue Coat Systems, Inc.(1)	127,387	1,070,051
Comtech Telecommunications Corp.(1)	25,100	1,150,082

		2,220,133
Construction & Engineering — 2.8%
Aecom Technology Corp.(1)	52,000	1,597,960
KBR, Inc.	59,300	901,360

		2,499,320
Construction Materials — 0.9%
Eagle Materials, Inc.	42,700	786,107

		786,107
Containers & Packaging — 1.5%
Packaging Corp. of America	96,600	1,300,236

		1,300,236
Diversified Consumer Services — 2.2%
Capella Education Co.(1)	32,619	1,916,692

		1,916,692
Electrical Equipment — 2.9%
Regal-Beloit Corp.	66,800	2,537,732

		2,537,732
Electronic Equipment & Instruments — 0.6%
Universal Display Corp.(1)	52,700	498,015

		498,015
Food Products — 3.1%
Ralcorp Holdings, Inc.(1)	48,000	2,803,200

		2,803,200

December 31, 2008	Shares	Value

Health Care Equipment & Supplies — 6.1%
Immucor, Inc.(1)	54,100	$1,437,978
Meridian Bioscience, Inc.	40,300	1,026,441
NuVasive, Inc.(1)	44,300	1,534,995
Volcano Corp.(1)	92,800	1,392,000

		5,391,414
Health Care Providers & Services — 5.6%
Amedisys, Inc.(1)	33,900	1,401,426
HMS Holdings Corp.(1)	23,700	747,024
Psychiatric Solutions, Inc.(1)	102,300	2,849,055

		4,997,505
Hotels, Restaurants & Leisure — 5.5%
Chipotle Mexican Grill, Inc., Class B(1)	19,400	1,111,426
Jack in the Box, Inc.(1)	93,400	2,063,206
WMS Industries, Inc.(1)	63,900	1,718,910

		4,893,542
Information Technology Services — 5.8%
CACI International, Inc., Class A(1)	40,000	1,803,600
Lender Processing Services, Inc.	38,400	1,130,880
NeuStar, Inc., Class A(1)	118,100	2,259,253

		5,193,733
Insurance — 7.7%
AmTrust Financial Services, Inc.	146,700	1,701,720
Assurant, Inc.	67,100	2,013,000
Hanover Insurance Group, Inc.	63,000	2,707,110
Maiden Holdings Ltd.	139,500	436,635

		6,858,465
Internet Software & Services — 0.5%
TheStreet.com, Inc.	145,725	422,603

		422,603
Life Sciences Tools & Services — 2.2%
Illumina, Inc.(1)	13,700	356,885
Sequenom, Inc.(1)	78,900	1,565,376

		1,922,261
Machinery — 4.3%
Colfax Corp.(1)	108,200	1,124,198
EnPro Industries, Inc.(1)	57,651	1,241,803
FreightCar America, Inc.	29,200	533,484
Gardner Denver, Inc.(1)	40,350	941,769

		3,841,254
Media — 1.2%
Global Sources Ltd.(1)	62,849	342,527
Morningstar, Inc.(1)	19,400	688,700

		1,031,227
Multi-Utilities — 0.7%
NorthWestern Corp.	26,507	622,119

		622,119
Oil, Gas & Consumable Fuels — 4.1%
Concho Resources, Inc.(1)	60,400	1,378,328
Holly Corp.	56,200	1,024,526
MarkWest Energy Partners, L.P.	159,900	1,276,002

		3,678,856

The accompanying notes are an integral part of these financial statements.

8	RS Small Cap Core Equity VIP Series

December 31, 2008	Shares	Value

Real Estate Investment Trusts — 7.4%
CapLease, Inc.	194,800	$337,004
Chimera Investment Corp.	366,413	1,264,125
Digital Realty Trust, Inc.	29,780	978,273
Hatteras Financial Corp.	38,700	1,029,420
Healthcare Realty Trust, Inc.	50,600	1,188,088
LTC Properties, Inc.	41,717	846,021
SL Green Realty Corp.	36,500	945,350

		6,588,281
Semiconductors & Semiconductor Equipment — 6.7%
Atheros Communications(1)	69,900	1,000,269
Cavium Networks, Inc.(1)	143,007	1,503,003
MEMC Electronic Materials, Inc.(1)	97,700	1,395,156
Netlogic Microsystems, Inc.(1)	41,680	917,377
Varian Semiconductor Equipment Associates, Inc.(1)	62,400	1,130,688

		5,946,493
Software — 5.4%
Blackboard, Inc.(1)	53,400	1,400,682
FactSet Research Systems, Inc.	34,339	1,519,157
Informatica Corp.(1)	107,900	1,481,467
Take-Two Interactive Software, Inc.(1)	59,100	446,796

		4,848,102
Specialty Retail — 2.0%
Advance Auto Parts, Inc.	52,100	1,753,165

		1,753,165
Textiles, Apparel & Luxury Goods — 1.9%
Phillips-Van Heusen Corp.	82,400	1,658,712

		1,658,712

Total Common Stocks (Cost $103,197,158)		86,429,383

	Principal Amount	Value
Repurchase Agreements — 2.0%
State Street Bank and Trust Co. Repurchase Agreement, 0.01% dated 12/31/2008, maturity value of $1,793,001, due 1/2/2009, collateralized by U.S. Treasury Bond, 4.75%, due 2/15/2037, with a value of $1,832,448	$1,793,000	$1,793,000

		1,793,000

Total Repurchase Agreements (Cost $1,793,000)		1,793,000

Total Investments — 99.2% (Cost $104,990,158)		88,222,383

Other Assets, Net — 0.8%		716,537

Total Net Assets — 100.0%		$88,938,920

(1)	Non-income producing security.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments:

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$86,429,383
Level 2 — Significant Other Observable Inputs	1,793,000
Level 3 — Significant Unobservable Inputs	—

Total	$88,222,383

The accompanying notes are an integral part of these financial statements.

RS Small Cap Core Equity VIP Series	9

Financial Information — RS Small Cap Core Equity VIP Series

Statement of Assets and Liabilities As of December 31, 2008

Assets
Investments, at value	$88,222,383
Cash and cash equivalents	288
Receivable for investments sold	696,616
Dividends receivable	117,983
Receivable for fund shares subscribed	55,045
Prepaid expenses	1,174

Total Assets	89,093,489

Liabilities
Payable to adviser	55,262
Payable to distributor	34,961
Payable for investments purchased	15,401
Accrued audit fees	12,174
Accrued shareholder reports expense	9,538
Trustees’ deferred compensation	8,016
Payable for fund shares redeemed	1,103
Accrued administrative service fees	4,868
Accrued expenses/other liabilities	13,246

Total Liabilities	154,569

Total Net Assets	$88,938,920

Net Assets Consist of:
Paid-in capital	$147,887,380
Distribution in excess of net investment income	(8,064)
Accumulated net realized loss from investments	(42,172,621)
Net unrealized depreciation on investments	(16,767,775)

Total Net Assets	$88,938,920

Investments, at Cost	$104,990,158

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	11,842,515

Net Asset Value Per Share	$7.51

Statement of Operations For the Year Ended December 31, 2008

Investment Income
Dividends	$1,285,571
Interest	62,378

Total Investment Income	1,347,949

Expenses
Investment advisory fees	1,106,918
Professional fees	72,000
Custodian fees	36,440
Administrative service fees	23,315
Shareholder reports	10,853
Insurance expense	7,853
Trustees’ fees and expenses	2,849
Other expenses	8,058

Total Expenses	1,268,286
Less: Expense reimbursement by distributor	(11,008)
Less: Custody credits	(2,559)

Total Expenses, Net	1,254,719

Net Investment Income	93,230

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments
Net realized loss from investments	(42,229,231)
Net change in unrealized depreciation on investments	(17,955,995)

Net Loss on Investments	(60,185,226)

Net Decrease in Net Assets Resulting from Operations	$(60,091,996)

The accompanying notes are an integral part of these financial statements.

10	RS Small Cap Core Equity VIP Series

Statement of Changes in Net Assets

	For the Year Ended 12/31/08	For the Year Ended 12/31/07
Operations
Net investment income	$93,230	$1,564,386
Net realized gain/(loss) from investments	(42,229,231)	43,133,865
Net change in unrealized depreciation on investments	(17,955,995)	(30,562,080)

Net Increase/(Decrease) in Net Assets Resulting from Operations	(60,091,996)	14,136,171

Distributions to Shareholders
Net investment income	(149,267)	(1,748,917)
Net realized gain on investments	(886,004)	(49,000,572)
Return of capital	(669,185)	—

Total Distributions	(1,704,456)	(50,749,489)

Capital Share Transactions
Proceeds from sales of shares	8,779,143	10,309,306
Reinvestment of distributions	1,704,456	50,749,489
Cost of shares redeemed	(62,835,058)	(54,368,338)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(52,351,459)	6,690,457

Net Decrease in Net Assets	(114,147,911)	(29,922,861)

Net Assets

Beginning of year	203,086,831	233,009,692

End of year	$88,938,920	$203,086,831

Distribution in Excess of Net Investment Income Included in Net Assets	$(8,064)	$(13,384)

Other Information:

Shares
Sold	982,719	637,341
Reinvested	233,487	4,337,563
Redeemed	(6,560,814)	(3,290,572)

Net Increase/(Decrease)	(5,344,608)	1,684,332

The accompanying notes are an integral part of these financial statements.

RS Small Cap Core Equity VIP Series	11

Financial Information — RS Small Cap Core Equity VIP Series (continued)

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Return of Capital	Total Distributions

Year Ended 12/31/08	$11.82	$0.01	$(4.17)	$(4.16)	$(0.01)	$(0.08)	$(0.06)	$(0.15)

Year Ended 12/31/07	15.03	0.13	0.60	0.73	(0.14)	(3.80)	—	(3.94)

Year Ended 12/31/06	14.13	0.02	2.35	2.37	—	(1.47)	—	(1.47)

Year Ended 12/31/05	17.22	0.04	(0.08)	(0.04)	(0.04)	(3.01)	—	(3.05)

Year Ended 12/31/04	17.83	(0.05)	2.66	2.61	—	(3.22)	—	(3.22)

The accompanying notes are an integral part of these financial statements.

12	RS Small Cap Core Equity VIP Series

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$7.51	(35.18)%	$88,939	0.85%	0.86%	0.06%	0.05%	118%

11.82	5.13%	203,087	0.85%	0.85%	0.68%	0.68%	149%

15.03	17.17%	233,010	0.85%	0.85%	0.12%	0.12%	136%

14.13	0.16%	239,079	0.84%	0.84%	0.24%	0.24%	133%

17.22	15.17%	304,309	0.82%	0.82%	(0.28)%	(0.28)%	125%

Distributions reflect actual per-share amounts distributed for the period.

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.

RS Small Cap Core Equity VIP Series	13

Notes to Financial Statements — RS Small Cap Core Equity VIP Series

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers seventeen series. RS Small Cap Core Equity VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting

14	RS Small Cap Core Equity VIP Series

entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

➢	Level 1 — unadjusted quoted prices in active markets for identical investments

➢

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

➢	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments.  Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Financial Instruments.  Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and

RS Small Cap Core Equity VIP Series	15

Notes to Financial Statements — RS Small Cap Core Equity VIP Series (continued)

options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2008, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2008, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2005 and by state authorities for tax years before 2004.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e.  Investment Income

Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Fund is informed of the dividend. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f.  Expenses

Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h.  Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income typically at least once each year and any net realized capital gains once each year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

16	RS Small Cap Core Equity VIP Series

j.  Temporary Borrowings

The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the year ended December 31, 2008, the Fund did not borrow from the facility.

Note 2.	Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.75%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2009, to limit the Fund’s total annual fund operating expenses to 0.85% of the average daily net assets of the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee could have elected to defer receipt of all, or a portion, of his/her annual compensation received through December 31, 2008. The amount of the Fund’s deferred compensation obligation to a Trustee was determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee through December 31, 2008. The Fund could have covered its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. The Fund’s liability for deferred compensation to a Trustee was adjusted periodically through December 31, 2008, to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts will remain in the Fund until distributed in accordance with the Plan. Effective October 1, 2008, the Plan was amended such that all deferred amounts will be distributed within 90 days following January 1, 2009. The Plan will terminate after all deferred amounts have been distributed under the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

The tax character of distributions paid to shareholders during the years ended December 31, 2008 and December 31, 2007, was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
2008	$149,267	$886,004	$669,185
2007	20,005,742	30,743,747	—

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in

RS Small Cap Core Equity VIP Series	17

Notes to Financial Statements — RS Small Cap Core Equity VIP Series (continued)

reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

Capital loss carryovers available to the Fund at December 31, 2008, were $23,929,857, expiring in 2016.

During the year ended December 31, 2008, the Fund did not utilize capital loss carryovers.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2008, the Fund elected to defer $12,091,954 net capital and currency losses.

b.  Tax Basis of Investments

The cost of investments for federal income tax purposes at December 31, 2008, was $111,140,963. The gross unrealized appreciation and depreciation of investments, on a tax basis, at December 31, 2008, aggregated $4,715,225 and $(27,633,805), respectively, resulting in net unrealized depreciation of $(22,918,580).

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $172,984,954 and $225,225,079, respectively, for the year ended December 31, 2008.

b.  Foreign Securities

Foreign securities investments involve special risks and considerations not typically associated with those of

U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c.  Industry or Sector Concentration

In its normal course of business, the Fund may invest a significant portion of its assets in companies concentrated within a number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5.	New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. The Trust is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

18	RS Small Cap Core Equity VIP Series

Note 6.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

RS Small Cap Core Equity VIP Series	19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of RS Small Cap Core Equity VIP Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Small Cap Core Equity VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights for each of the periods presented through December 31, 2005 were audited by other auditors whose report dated February 8, 2006 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2009

20	RS Small Cap Core Equity VIP Series

Tax Designation (unaudited)

As required by the Internal Revenue Code, of ordinary income distributions paid for the year ended December 31, 2008, 4.91% have been designated as eligible for the dividend received deduction for corporate shareholders.

RS Small Cap Core Equity VIP Series	21

Supplemental Information (unaudited)

Approval of Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investment Management Co. LLC (the “disinterested Trustees”), met in person on August 12 - 13, 2008, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing August 31, 2008, for all 17 series of the Trust: RS MidCap Opportunities VIP Series, RS Technology VIP Series, RS Partners VIP Series, RS Value VIP Series, RS Global Natural Resources VIP Series, RS Core Equity VIP Series, RS Small Cap Core Equity VIP Series, and RS Equity Dividend VIP Series (the “RS-Managed Funds”); RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS International Growth VIP Series, RS Emerging Markets VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series (the “Sub-Advised Funds”, and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series; Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, serves as Sub-Adviser to RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-sub-advisory agreements relating to these Funds are also considered “Sub-Advisory Agreements” and “Advisory Agreements”

for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion).

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2008 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees considered generally the continuing, favorable interaction of the legacy investment teams at RS Investments and GIS. They also considered improve ments in service over the course of the year through realignments of various administrative, accounting, and control functions between the two firms, and were gen-

22	RS Small Cap Core Equity VIP Series

erally satisfied with those services currently being provided by the two firms.

The Trustees considered the fees charged by RS Investments to the Funds under the Investment Advisory Agreements and the fees paid to the various Sub-Advisers under the Sub-Advisory Agreements. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. They also noted that, as to the Sub-Advised Funds, RS Investments pays a large part, in most cases the large majority, of the fees it receives to the Sub-Advisers.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual investment products than in managing private accounts or in sub-advising mutual funds sponsored by others. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and within the same broad range of asset sizes. RS Investments also worked with an independent consultant to the disinterested Trustees in identifying peer groups of mutual funds with respect to each Fund. One of the independent consultants prepared an analysis of comparative management fees and expenses, and discussed his conclusions with the disinterested Trustees. In his report, the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The Chief Compliance Officer noted that the advisory fees for the Funds, although the same as those of the retail versions of the Funds, were relatively high compared to peer variable product funds. He also noted that, although the total expense ratios of the Funds also tended to be higher than those of their peers, it appeared that the differences were generally attributable to the small asset size of the Funds.

The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, due to the fact that the Funds’ custodial fees were relatively high. In the course of their discussions with the Trustees, representatives of RS Investments noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in savings to the Funds in the coming year. The Trustees noted in the course of the discussion that, in a number of cases, especially in respect of variable Funds, the number of peer funds was quite limited, potentially limiting the utility of the data provided.

RS Small Cap Core Equity VIP Series	23

Supplemental Information (unaudited) (continued)

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. The Chief Compliance Officer also noted in his report that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable.

RS Investments also furnished a detailed profitability analysis with respect to each Fund for the year ended December 31, 2007, and for the five months ended May 31, 2008. In his report, the Chief Compliance Officer noted that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the Funds had been less profitable generally than the retail versions of the Funds. The Trustees noted that the range of profitability for the Core Funds, the Growth Funds, and the Value Funds was wide, but that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business. The Trustees also noted that RS Investments’ subadvisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Chief Compliance Officer also noted in his report that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower, with the most profitable Fund being the RS S&P 500 Index VIP Series, which did not have any performance or expense concerns to note.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees also considered a report provided to them by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. In his report, the Chief Compliance Officer noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He also noted RS Investments’ commitment to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it. The Chief Compliance Officer also noted that RS Investments maintains that one of its strengths is the tenure of its investment management teams. He noted, as well, that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience and skills of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’

24	RS Small Cap Core Equity VIP Series

trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that, except as noted below, no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Chief Compliance Officer noted specifically that each of RS Asset Allocation VIP Series and RS High Yield Bond VIP Series had underperformed its peers’ averages for various periods. The Chief Compliance Officer noted that RS High Yield Bond VIP Series had experienced a significant portfolio manager change and that RS Investments was engaging in internal discussions about plans to address the performance concerns of RS Asset Allocation VIP Series.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The

Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments continues to integrate the respective RS and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, particularly with respect to the management of the New York office’s activities by personnel in San Francisco.

➢

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams in order to reduce the compartmentalization of RS Investments.

➢	RS Investments has invested in the firm by working to improve its portfolio management and client service activities, as well as by consulting outside experts about how best to improve the firm.

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary for

RS Small Cap Core Equity VIP Series	25

Supplemental Information (unaudited) (continued)

the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2008.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

26	RS Small Cap Core Equity VIP Series

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	39	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	39	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel–Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	39	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	39	Board Member, Boston Stock Exchange Inc.
Gloria S. Nelund, May 1961	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	39	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm; formerly Chairman of EGM Capital, LLC, an investment management firm.	39	None

RS Small Cap Core Equity VIP Series	27

Supplemental Information (unaudited) (continued)

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	39	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	39	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

28	RS Small Cap Core Equity VIP Series

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

†

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.

**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and officers and is available, without charge, upon request by calling toll-free 800-221-3253.

RS Small Cap Core Equity VIP Series	29

08	ANNUAL REPORT

RS Variable Products Trust

RS Large Cap Value VIP Series

12.31.08

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or UBS Global Asset Management (Americas) Inc. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Large Cap Value VIP Series

RS Investments (RS) is the investment adviser for the RS Funds. UBS Global Asset Management (Americas) Inc. (UBS) serves as investment subadviser for RS Large Cap Value VIP Series.

John Leonard, Thomas M. Cole, Thomas Digenan and Scott Hazen are the members of the North American Equities investment management team primarily responsible for the day-to-day management of RS Large Cap Value VIP Series. Mr. Leonard, as the head of the investment management team, oversees the other members of the team, leads the portfolio construction process and reviews the overall composition of the Fund’s portfolio to ensure compliance with its stated investment objectives and strategies. Mr. Cole, as the director of research for the investment management team, oversees the analyst team that provides the investment research on the large cap markets that is used in making the security selections for the Fund’s portfolio. Mr. Digenan and Mr. Hazen, as the primary strategists for the investment management team, provide cross-industry assessments and risk management assessments for portfolio construction for the Fund.

John Leonard, CFA

John Leonard (UBS) has been a member of the investment management team of RS Large Cap Value VIP Series since 2003.* Mr. Leonard serves as the head of the Fund’s investment team and is responsible for overseeing the other members of the team, leading the portfolio construction process and reviewing the overall composition of the Fund’s portfolio to ensure compliance with its stated investment objective and strategies. Mr. Leonard is the head of North American equities and the deputy global head of equities at UBS Global AM. Mr. Leonard is also a managing director of UBS Global AM and has been an investment professional with UBS Global AM since 1991. Prior to joining UBS Global AM in 1991, Mr. Leonard worked as an investment manager at a real estate management company. He holds an A.B. from Dartmouth College and an M.B.A. from the University of Chicago.

Thomas M. Cole, CFA

Thomas M. Cole (UBS) has been a member of the investment management team of RS Large Cap Value VIP Series since 2003.* Mr. Cole is the director of research for the Fund’s investment team, responsible for overseeing the analyst team that provides the investment research on the large-cap markets that is used in making the security selections for the Fund’s portfolio. Mr. Cole is also Head of North American Equities and a managing director of UBS Global AM, where he has been an investment professional since 1995. He received a B.B.A. and an M.B.A. from the University of Wisconsin.

Thomas Digenan, CFA

Thomas Digenan (UBS) has been a member of the investment management team of RS Large Cap Value VIP Series since 2003.* Mr. Digenan, together with Mr. Hazen, is the primary strategist for the investment team, responsible for providing cross-industry and risk management assessments for portfolio construction for the Fund. Mr. Digenan has been a North American equity strategist at UBS Global AM since 2001 and is an executive director of UBS Global AM. Prior to joining UBS Global AM in 1993, he was a senior manager in the tax department at KPMG Peat Marwick. Mr. Digenan earned a B.S. at Marquette University and an M.S.T. from DePaul University.

RS Large Cap Value VIP Series	3

RS Large Cap Value VIP Series (continued)

Scott Hazen, CFA

Scott Hazen (UBS) has been a member of the investment management team of RS Large Cap Value VIP Series since 2004.* Mr. Hazen, together with Mr. Digenan, is the primary strategist for the investment team, responsible for providing cross-industry and risk management assessments for portfolio construction for the Fund. Mr. Hazen has been a North American equity strategist at UBS Global AM since 2004 and is an executive director of UBS Global AM. From 1992 to 2004, Mr. Hazen was a client service and relationship management professional with UBS Global AM. Mr. Hazen earned a B.B.A. from the University of Notre Dame and an M.B.A. from the University of Chicago.

*	Includes service as a portfolio manager or co-portfolio manager, as applicable, of the Fund’s predecessor fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Highlights

➢

The Fund’s relative underperformance late in the year was due to an underweighting in the more defensive consumer staples sector. Overweight allocations to the financials and consumer discretionary sectors were also detrimental. Additionally, security selection hindered recent results in a number of sectors, notably in energy.

➢	On a positive note, the Fund’s overweight positions in the utilities sector supported relative performance, as did an underweighting in the materials sector.

Market Overview

Financial markets suffered one of their most challenging years in recent memory in 2008, as volatile commodity prices, a worsening credit crisis, and fears of a global economic slowdown drove asset prices lower across markets and sectors. Over the first half of the year, soaring energy and food costs were among investors’ concerns, even as growth appeared to falter in the United States and in other world economies. Concerns over slowing economic growth worsened in the third quarter after the credit crisis triggered by the U.S. sub-prime mortgage meltdown resulted in a number of bank failures. While a sharp correction in commodity prices provided some positive tailwinds for the economy later in the year, unemployment continued to rise and worried consumers and businesses cut back dramatically on their spending. Against this backdrop, equity prices retreated sharply in the late third and fourth quarters. While no market sector escaped the downward volatility, the recent period has been especially difficult for growth stocks, as worried investors have sought safe haven in more defensive, stable growing shares. For the twelve-month period ending December 31, 2008, the S&P 500® Index4 returned -37.00%, the Dow Jones Industrial Average5 returned -31.93% and the NASDAQ Composite Index6 returned -40.54%.

Fund Performance Overview

RS Large Cap Value VIP Series returned -40.26% in the twelve-month period ending December 31, 2008, while its benchmark, the Russell 1000® Value Index, returned -36.85%.

Performance Summary

While our decision to underweight the consumer staples sector hindered relative performance late in 2008, it reflected the scarcity of relatively attractive priced investment opportunities we were finding in this space, especially after investors’ flight into consumer staples stocks drove valuations higher. The Fund’s overweighting in the financials sector also weighed on relative returns, as many of our holdings were caught in the indiscriminate sell-off in institutions with any credit exposure.

4	RS Large Cap Value VIP Series

Relative performance was also dampened by the Fund’s overweight exposure to consumer discretionary shares, especially in the auto parts industry. Despite concerns over lower consumer confidence and the weak employment market, we have maintained the Fund’s overweighting in the consumer discretionary sector where we continue to seek to emphasize attractively priced opportunities in vehicles parts manufacturers, leisure companies (including cruise lines) and media holdings. At the same time, we have been more cautious with regard to the retailing segment as we continue to evaluate the balance between increasingly compelling price/value opportunities relative to the very strong headwinds facing consumers.

In the first half of the year, the Fund’s underweighting in the energy sector was the largest detractor from relative performance, as energy shares surged higher along with underlying commodities prices. While this underweight allocation to the energy sector worked in our favor later in the year, as oil prices and related shares declined sharply, our stock selection in this sector nonetheless detracted from the Fund’s relative performance. In particular, performance was hurt by a lack of exposure to ExxonMobil, which was favored by risk averse investors in the fourth quarter. Stock selection in the telecommunications services sector also weighed on relative performance, reflecting in part our investment in struggling wireless communications provider Sprint Nextel. The Fund’s lack of exposure to better performing Verizon also hindered performance relative to the benchmark.

On a positive note, the Fund’s overweight positions in the utilities sector aided relative performance late in the year, as did an underweight allocation to the struggling materials sector. While the Fund remains overweight in the utilities sector, we have somewhat reduced our allocation, taking profits on some of our better performing holdings while adding exposure to more attractively priced areas of the market.

Outlook

Current strategy reflects our belief that investors are focused on very challenging economic conditions and, in the process, are pricing many stocks as though today’s environment will last forever. In this environment, we have intensified our examination of balance sheets, remaining vigilant to any signs that a company’s fundamental value may be jeopardized by the liquidity crunch. At the same time, we have looked beyond the current environment to what we believe will be an eventual recovery in the U.S. economy, when we expect companies will again be priced at levels more consistent with their ability to generate free cash flow over time.

Sincerely,

John Leonard	Thomas M. Cole
Co-Portfolio Manager	Co-Portfolio Manager

Thomas Digenan	Scott Hazen
Co-Portfolio Manager	Co-Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets.

RS Large Cap Value VIP Series	5

RS Large Cap Value VIP Series (continued)

Total Net Assets: $30,545,124	Data as of December 31, 2008

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
General Electric Co.	4.91%
AT&T, Inc.	4.00%
JPMorgan Chase & Co.	3.72%
Chevron Corp.	3.44%
Comcast Corp.	3.25%
Wells Fargo & Co.	2.87%
Intel Corp.	2.72%
Exxon Mobil Corp.	2.69%
FedEx Corp.	2.56%
Wyeth	2.54%
Total	32.70%

1	The sector allocation represents the Global Industry Classification Standard (GICS), which was developed by Morgan Stanley Capital International (MSCI) and Standard & Poor’s (S&P). The Fund’s holdings are allocated to each sector based on their GICS classification. Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
3

The Russell 1000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5	The Dow Jones Industrial Average is a price-weighted index of 30 companies that serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods.

6	The Nasdaq Composite Index is an unmanaged index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market.

6	RS Large Cap Value VIP Series

Performance Update Average Annual Returns as of 12/31/08

	Inception Date	1-Year	3-Year	5-Year	Since Inception
RS Large Cap Value VIP Series	02/03/03	-40.26%	-10.82%	-2.43%	2.66%
Russell 1000® Value Index[3]		-36.85%	-8.32%	-0.79%	4.18%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 02/03/03 in RS Large Cap Value VIP Series and the Russell 1000® Value Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian UBS VC Large Cap Value Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.94%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

RS Large Cap Value VIP Series	7

Understanding Your Fund’s Expenses (unaudited)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/08	Ending Account Value 12/31/08	Expenses Paid During Period* 07/01/08-12/31/08	Expense Ratio During Period 07/01/08-12/31/08
Based on Actual Return	$1,000.00	$694.40	$4.14	0.97%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.25	$4.94	0.97%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8	RS Large Cap Value VIP Series

Schedule of Investments – RS Large Cap Value VIP Series

December 31, 2008	Shares	Value

Common Stocks — 95.8%
Air Freight & Logistics — 2.6%
FedEx Corp.	12,200	$782,630

		782,630
Auto Components — 3.0%
BorgWarner, Inc.	18,500	402,745
Johnson Controls, Inc.	28,300	513,928

		916,673
Beverages — 1.4%
Constellation Brands, Inc., Class A(1)	27,500	433,675

		433,675
Biotechnology — 2.7%
Amgen, Inc.(1)	12,000	693,000
Cephalon, Inc.(1)	1,600	123,264

		816,264
Building Products — 0.7%
Masco Corp.	19,200	213,696

		213,696
Capital Markets — 3.6%
Bank of New York Mellon Corp.	22,218	629,436
Morgan Stanley	28,400	455,536

		1,084,972
Chemicals — 0.6%
Celanese Corp., Series A	14,400	178,992

		178,992
Commercial Banks — 6.6%
City National Corp.	5,100	248,370
Fifth Third Bancorp	38,900	321,314
SunTrust Banks, Inc.	18,800	555,352
Wells Fargo & Co.	29,700	875,556

		2,000,592
Computers & Peripherals — 0.9%
Seagate Technology	64,900	287,507

		287,507
Consumer Finance — 1.3%
Discover Financial Services	43,150	411,220

		411,220
Diversified Financial Services — 3.7%
JPMorgan Chase & Co.	36,000	1,135,080

		1,135,080
Diversified Telecommunication Services — 4.0%
AT&T, Inc.	42,900	1,222,650

		1,222,650
Electric Utilities — 7.2%
American Electric Power, Inc.	21,800	725,504
Exelon Corp.	11,600	645,076
Northeast Utilities	22,300	536,538
Pepco Holdings, Inc.	17,300	307,248

		2,214,366

December 31, 2008	Shares	Value
Energy Equipment & Services — 2.7%
Baker Hughes, Inc.	14,200	$455,394
Halliburton Co.	20,300	369,054

		824,448
Health Care Equipment & Supplies — 2.7%
Covidien Ltd.	18,000	652,320
Zimmer Holdings, Inc.(1)	4,500	181,890

		834,210
Health Care Providers & Services — 1.6%
Medco Health Solutions, Inc.(1)	11,400	477,774

		477,774
Hotels, Restaurants & Leisure — 1.6%
Carnival Corp.	20,000	486,400

		486,400
Household Durables — 1.2%
Fortune Brands, Inc.	8,800	363,264

		363,264
Industrial Conglomerates — 4.9%
General Electric Co.	92,600	1,500,120

		1,500,120
Insurance — 6.3%
ACE Ltd.	11,900	629,748
AFLAC, Inc.	12,900	591,336
MetLife, Inc.	13,600	474,096
Principal Financial Group, Inc.	9,600	216,672

		1,911,852
Machinery — 4.2%
Illinois Tool Works, Inc.	20,800	729,040
PACCAR, Inc.	19,150	547,690

		1,276,730
Media — 6.4%
Comcast Corp., Class A	58,900	994,232
News Corp., Class A	39,400	358,146
Omnicom Group, Inc.	11,800	317,656
The Interpublic Group of Companies, Inc.(1)	70,900	280,764

		1,950,798
Multi-Utilities — 3.2%
MDU Resources Group, Inc.	18,300	394,914
NiSource, Inc.	16,600	182,102
Sempra Energy	9,300	396,459

		973,475
Multiline Retail — 1.5%
Macy’s, Inc.	43,400	449,190

		449,190
Oil, Gas & Consumable Fuels — 13.4%
Anadarko Petroleum Corp.	8,700	335,385
Chevron Corp.	14,200	1,050,374
Exxon Mobil Corp.	10,300	822,249
Hess Corp.	6,700	359,388
Marathon Oil Corp.	25,800	705,888
Peabody Energy Corp.	16,400	373,100
Sunoco, Inc.	5,800	252,068

The accompanying notes are an integral part of these financial statements.

RS Large Cap Value VIP Series	9

Schedule of Investments – RS Large Cap Value VIP Series (continued)

December 31, 2008	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Ultra Petroleum Corp.(1)	5,800	$200,158

		4,098,610
Pharmaceuticals — 2.5%
Wyeth	20,700	776,457

		776,457
Road & Rail — 1.9%
Burlington Northern Santa Fe Corp.	3,600	272,556
Ryder System, Inc.	8,300	321,874

		594,430
Semiconductors & Semiconductor Equipment — 2.7%
Intel Corp.	56,600	829,756

		829,756
Wireless Telecommunication Services — 0.7%
Sprint Nextel Corp.(1)	118,474	216,807

		216,807

Total Common Stocks (Cost $37,100,891)		29,262,638

	Shares	Value
Exchange-Traded Funds — 2.2%
SPDR Trust, Series 1	7,300	658,752

Total Exchange-Traded Funds (Cost $666,197)		658,752

	Principal Amount	Value
Repurchase Agreements — 1.8%
State Street Bank and Trust Co. Repurchase Agreement, 0.01% dated 12/31/2008, maturity value of $567,000, due 1/2/2009, collateralized by U.S. Treasury Bond, 4.75%, due 2/15/2037, with a value of $579,798	$567,000	567,000

Total Repurchase Agreements (Cost $567,000)		567,000

Total Investments — 99.8% (Cost $38,334,088)		30,488,390

Other Assets, Net — 0.2%		56,734

Total Net Assets — 100.0%		$30,545,124

(1)	Non-income producing security.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$29,921,390
Level 2 – Significant Other Observable Inputs	567,000
Level 3 – Significant Unobservable Inputs	—

Total	$30,488,390

The accompanying notes are an integral part of these financial statements.

10	RS Large Cap Value VIP Series

Financial Information — RS Large Cap Value VIP Series

Statement of Assets and Liabilities As of December 31, 2008

Assets
Investments, at value	$30,488,390
Cash and cash equivalents	840
Dividends/interest receivable	66,041
Receivable for fund shares subscribed	32,253
Prepaid expenses	643

Total Assets	30,588,167

Liabilities
Payable to adviser	19,313
Accrued shareholder reports expense	7,871
Accrued audit fees	5,704
Accrued custodian fees	4,791
Trustees’ deferred compensation	2,663
Accrued administrative service fees	2,488
Accrued expenses/other liabilities	213

Total Liabilities	43,043

Total Net Assets	$30,545,124

Net Assets Consist of:
Paid-in capital	$41,511,563
Distributions in excess of net investment income	(2,902)
Accumulated net realized loss from investments	(3,117,839)
Net unrealized depreciation on investments	(7,845,698)

Total Net Assets	$30,545,124

Investments, at Cost	$38,334,088

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	4,428,503

Net Asset Value Per Share	$6.90

Statement of Operations For the Year Ended December 31, 2008

Investment Income
Dividends	$1,356,373
Interest	13,084

Total Investment Income	1,369,457

Expenses
Investment advisory fees	396,184
Custodian fees	27,396
Shareholder reports	22,936
Professional fees	19,842
Administrative service fees	8,897
Insurance expense	2,298
Trustees’ fees and expenses	1,323
Other expenses	2,836

Total Expenses	481,712
Less: Custody credits	(456)

Total Expenses, Net	481,256

Net Investment Income	888,201

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments
Net realized loss from investments	(2,911,844)
Net change in unrealized depreciation on investments	(21,080,100)

Net Loss on Investments	(23,991,944)

Net Decrease in Net Assets Resulting from Operations	$(23,103,743)

The accompanying notes are an integral part of these financial statements.

RS Large Cap Value VIP Series	11

Financial Information — RS Large Cap Value VIP Series (continued)

Statement of Changes in Net Assets

	For the Year Ended 12/31/08	For the Year Ended 12/31/07
Operations
Net investment income	$888,201	$917,693
Net realized gain/(loss) from investments	(2,911,844)	4,839,716
Net change in unrealized depreciation on investments	(21,080,100)	(5,299,766)

Net Increase/(Decrease) in Net Assets Resulting from Operations	(23,103,743)	457,643

Distributions to Shareholders
Net investment income	(904,251)	(956,695)
Net realized gain on investments	(1,554,079)	(4,521,620)

Total Distributions	(2,458,330)	(5,478,315)

Capital Share Transactions
Proceeds from sales of shares	4,322,806	7,236,010
Reinvestment of distributions	2,458,330	5,478,314
Cost of shares redeemed	(15,410,029)	(13,589,810)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(8,628,893)	(875,486)

Net Decrease in Net Assets	(34,190,966)	(5,896,158)

Net Assets

Beginning of year	64,736,090	70,632,248

End of year	$30,545,124	$64,736,090

Distributions in Excess of Net Investment Income Included in Net Assets	$(2,902)	$—

Undistributed Net Investment Income Included in Net Assets	$—	$7,577

Other Information:

Shares
Sold	452,912	507,917
Reinvested	368,013	436,172
Redeemed	(1,529,343)	(956,508)

Net Decrease	(708,418)	(12,419)

The accompanying notes are an integral part of these financial statements.

12	RS Large Cap Value VIP Series

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RS Large Cap Value VIP Series	13

Financial Information — RS Large Cap Value VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Year Ended 12/31/08	$12.60	$0.22	$(5.32)	$(5.10)	$(0.22)	$(0.38)	$(0.60)

Year Ended 12/31/07	13.72	0.19	(0.15)	0.04	(0.20)	(0.96)	(1.16)

Year Ended 12/31/06	12.47	0.16	2.07	2.23	(0.15)	(0.83)	(0.98)

Year Ended 12/31/05	13.35	0.19	1.09	1.28	(0.19)	(1.97)	(2.16)

Year Ended 12/31/04	12.82	0.14	1.57	1.71	(0.14)	(1.04)	(1.18)

The accompanying notes are an integral part of these financial statements.

14	RS Large Cap Value VIP Series

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$6.90	(40.26)%	$30,545	0.95%	0.95%	1.75%	1.75%	56%

12.60	0.36%	64,736	0.98%	0.98%	1.30%	1.30%	34%

13.72	18.29%	70,632	0.98%	0.99%	1.23%	1.22%	41%

12.47	9.63%	58,104	1.02%	1.02%	1.21%	1.21%	40%

13.35	13.74%	73,895	0.97%	0.97%	1.12%	1.12%	41%

Distributions reflect actual per-share amounts distributed for the period.

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.

RS Large Cap Value VIP Series	15

Notes to Financial Statements — RS Large Cap Value VIP Series (continued)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers seventeen series. RS Large Cap Value VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity.

16	RS Large Cap Value VIP Series

Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

➢	Level 1 — unadjusted quoted prices in active markets for identical investments

➢

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

➢	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund's results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not

RS Large Cap Value VIP Series	17

Notes to Financial Statements — RS Large Cap Value VIP Series (continued)

they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2008, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2008, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2005 and by state authorities for tax years before 2004.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e.  Investment Income

Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Fund is informed of the dividend. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f.  Expenses

Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h.  Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income typically at least once each year and any net realized capital gains once each year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal

18	RS Large Cap Value VIP Series

income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

j.  Temporary Borrowings

The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

Amount Outstanding at 12/31/08	Average Borrowing*	Average Interest Rate*
$—	$136,496	2.79%

*	For the year ended December 31, 2008.

Note 2.	Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.78%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Agreement with UBS Global Asset Management (Americas), Inc. (“UBS Global AM”). UBS Global AM is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision and direction of the

Board of Trustees of the Trust and review by RS Investments. As compensation for UBS Global AM’s services, RS Investments pays fees to UBS Global AM at an annual rate of 0.38% of the average daily net assets of the Fund. Payment of the sub-advisory fee does not represent a separate or additional expense to the Fund.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2009, to limit the Fund’s total annual fund operating expenses to 0.98% of the average daily net assets of the Fund.

RS Investments does not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee could have elected to defer receipt of all, or a portion, of his/her annual compensation received through December 31, 2008. The amount of the Fund’s deferred compensation obligation to a Trustee was determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee through December 31, 2008. The Fund could have covered its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. The Fund’s liability for deferred compensation to a Trustee was adjusted periodically through December 31, 2008, to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts will remain in the Fund until distributed in accordance with the Plan. Effective October 1, 2008, the Plan was amended such that all deferred amounts will

RS Large Cap Value VIP Series	19

Notes to Financial Statements — RS Large Cap Value VIP Series (continued)

be distributed within 90 days following January 1, 2009. The Plan will terminate after all deferred amounts have been distributed under the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

The tax character of distributions paid to shareholders during the years ended December 31, 2008 and December 31, 2007, was as follows:

	Ordinary Income	Long-Term Capital Gain
2008	$938,687	$1,519,643
2007	1,509,087	3,969,228

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2008, the Fund did not utilize capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2008, were $63,066, expiring in 2016.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2008, the Fund elected to defer $2,257,194 in net capital and currency losses.

b.  Tax Basis of Investments

The cost of investments for federal income tax purposes at December 31, 2008, was $39,131,670. The gross unrealized appreciation and depreciation of investments, on a tax basis, at December 31, 2008, aggregated $2,442,852 and $(11,086,132), respectively, resulting in net unrealized depreciation of $(8,643,280).

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $28,294,160 and $37,971,411, respectively, for the year ended December 31, 2008.

b.  Foreign Securities

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c.  Industry or Sector Concentration

In its normal course of business, the Fund may invest a significant portion of its assets in companies concentrated within a number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

20	RS Large Cap Value VIP Series

d.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5.	New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB

Statement No. 133” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. The Trust is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

Note 6.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

RS Large Cap Value VIP Series	21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of RS Large Cap Value VIP Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Large Cap Value VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights for each of the periods presented through December 31, 2005 were audited by other auditors whose report dated February 8, 2006 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2009

22	RS Large Cap Value VIP Series

Supplemental Information (unaudited)

Approval of Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investment Management Co. LLC (the “disinterested Trustees”), met in person on August 12—13, 2008, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing August 31, 2008, for all 17 series of the Trust: RS MidCap Opportunities VIP Series, RS Technology VIP Series, RS Partners VIP Series, RS Value VIP Series, RS Global Natural Resources VIP Series, RS Core Equity VIP Series, RS Small Cap Core Equity VIP Series, and RS Equity Dividend VIP Series (the “RS-Managed Funds”); RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS International Growth VIP Series, RS Emerging Markets VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series (the “Sub-Advised Funds”, and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series; Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, serves as Sub-Adviser to RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-sub-advisory agreements relating to these Funds are also considered “Sub-Advisory Agreements” and “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion).

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2008 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees considered generally the continuing, favorable interaction of the legacy investment teams at RS Investments and GIS. They also considered improvements in service over the course of the year through realignments of various administrative, account-

RS Large Cap Value VIP Series	23

Supplemental Information (unaudited) (continued)

ing, and control functions between the two firms, and were generally satisfied with those services currently being provided by the two firms.

The Trustees considered the fees charged by RS Investments to the Funds under the Investment Advisory Agreements and the fees paid to the various Sub-Advisers under the Sub-Advisory Agreements. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. They also noted that, as to the Sub-Advised Funds, RS Investments pays a large part, in most cases the large majority, of the fees it receives to the Sub-Advisers.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual investment products than in managing private accounts or in sub-advising mutual funds sponsored by others. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and within the same broad range of asset sizes. RS Investments also worked with an independent consultant to the disinterested Trustees in identifying peer groups of mutual funds with respect to each Fund. One of the independent consultants prepared an analysis of comparative management fees and expenses, and discussed his conclusions with the disinterested Trustees. In his report, the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The Chief Compliance Officer noted that the advisory fees for the Funds, although the same as those of the retail versions of the Funds, were relatively high compared to peer variable product funds. He also noted that, although the total expense ratios of the Funds also tended to be higher than those of their peers, it appeared that the differences were generally attributable to the small asset size of the Funds.

The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, due to the fact that the Funds’ custodial fees were relatively high. In the course of their discussions with the Trustees, representatives of RS Investments noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in savings to the Funds in the coming year. The Trustees noted in the

24	RS Large Cap Value VIP Series

course of the discussion that, in a number of cases, especially in respect of variable Funds, the number of peer funds was quite limited, potentially limiting the utility of the data provided.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. The Chief Compliance Officer also noted in his report that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable.

RS Investments also furnished a detailed profitability analysis with respect to each Fund for the year ended December 31, 2007, and for the five months ended May 31, 2008. In his report, the Chief Compliance Officer noted that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the Funds had been less profitable generally than the retail versions of the Funds. The Trustees noted that the range of profitability for the Core Funds, the Growth Funds, and the Value Funds was wide, but that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business. The Trustees also noted that RS Investments’ subadvisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Chief Compliance Officer also noted in his report that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower, with the most profitable Fund being the RS S&P 500 Index VIP Series, which did not have any performance or expense concerns to note.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees also considered a report provided to them by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. In his report, the Chief Compliance Officer noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He also noted RS Investments’ commitment to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it. The Chief Compliance Officer also noted that RS Investments maintains that one of its strengths is the tenure of its investment management teams. He noted, as well, that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience and skills of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund while also considering its applicable investment

RS Large Cap Value VIP Series	25

Supplemental Information (unaudited) (continued)

objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that, except as noted below, no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Chief Compliance Officer noted specifically that each of RS Asset Allocation VIP Series and RS High Yield Bond VIP Series had underperformed its peers’ averages for various periods. The Chief Compliance Officer noted that RS High Yield Bond VIP Series had experienced a significant portfolio manager change and that RS Investments was engaging in internal discussions about plans to address the performance concerns of RS Asset Allocation VIP Series.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments continues to integrate the respective RS and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, particularly with respect to the management of the New York office’s activities by personnel in San Francisco.

➢

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams in order to reduce the compartmentalization of RS Investments.

➢	RS Investments has invested in the firm by working to improve its portfolio management and client service

26	RS Large Cap Value VIP Series

activities, as well as by consulting outside experts about how best to improve the firm.

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2008.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

RS Large Cap Value VIP Series	27

Supplemental Information (unaudited) (continued)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	39	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	39	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel–Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	39	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	39	Board Member, Boston Stock Exchange Inc.
Gloria S. Nelund, May 1961	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	39	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm; formerly Chairman of EGM Capital, LLC, an investment management firm.	39	None

28	RS Large Cap Value VIP Series

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	39	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	39	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

RS Large Cap Value VIP Series	29

Supplemental Information (unaudited) (continued)

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

†

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.

**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

30	RS Large Cap Value VIP Series

08	ANNUAL REPORT

RS Variable Products Trust

RS Partners VIP Series

12.31.08

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Partners VIP Series

MacKenzie B. Davis, CFA

MacKenzie B. Davis has been a co-portfolio manager of RS Partners VIP Series since 2006. Prior to joining RS Investments in March 2004 as an analyst in the RS Value Group, Mr. Davis spent four years as a high-yield analyst at Fidelity Management & Research Company. Previously, he was a vice president at Fidelity Capital Markets. He was also an analyst at Goldman Sachs & Company. Mr. Davis holds an A.B. from Brown University in mathematical economics and modern American history.

David J. Kelley

David J. Kelley has been a co-portfolio manager of RS Partners VIP Series since 2006. Prior to joining RS Investments as an analyst in the RS Value Group in 2002, Mr. Kelley was a small-cap analyst at Pequot Capital Management from 2001 to 2002. Previously, he had served as an analyst for three years with Crestwood Capital, an ING-affiliated hedge fund group, and spent three years at Goldman Sachs & Company in the mergers and acquisitions department. Mr. Kelley earned a B.A. in history from Yale University and an M.B.A. from Harvard Business School.

Andrew P. Pilara, Jr.

Andrew P. Pilara, Jr. has managed RS Partners VIP Series since 2006. Prior to joining RS Investments in 1993, he was president of Pilara Associates, an investment management firm he established in 1974. He has been involved in the securities business for more than 30 years, with experience in portfolio management, research, trading, and sales. Mr. Pilara holds a B.A. in economics from Saint Mary’s College.

Joseph A. Wolf

Joseph A. Wolf has been a co-portfolio manager of RS Partners VIP Series since 2006. Prior to joining RS Investments in 2001 as an analyst in the RS Value Group, Mr. Wolf was the founder, director, and vice president of corporate development for zUniversity, an affinity marketing company focused on university students and alumni. Previously, he had worked as a senior financial analyst at Goldman Sachs & Company for four years in both the equities division and the strategic consulting group. Mr. Wolf holds a B.A. in medicine and psychology from Vanderbilt University and an M.B.A. from Harvard Business School.

The Fund is the successor to The Guardian UBS VC Small Cap Value Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. The predecessor fund, a diversified mutual fund with generally similar investment objective, strategies, and policies, was advised by Guardian Investor Services LLC.

RS Partners VIP Series	3

RS Partners VIP Series (continued)

The Fund’s adviser since October 9, 2006 is RS Investments, and the Fund is managed by a different portfolio management team than the predecessor fund.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Highlights

➢

The recent period has been challenging for the equity markets, as the repricing of risk triggered a sell-off that spread from the financial services sector to affect a wide array of stocks, often with little regard for underlying fundamentals.

➢	During this challenging period, RS Partners VIP Series delivered negative returns, while also underperforming its benchmark, the Russell 2000® Value Index[3].

➢

Fund performance relative to the index was dampened by stock selection in the financial services and materials sectors, as well as by an overweight position in energy shares. On the other hand, relative performance benefited from stock selection in the consumer discretionary and technology sectors.

Market Overview

Financial markets suffered one of their most challenging years in recent memory during 2008, as volatile commodity prices, a worsening credit crisis, and fears of a global economic slowdown drove asset prices lower across markets and sectors. Over the first half of the year, soaring energy and food costs were among investors’ concerns, even as growth appeared to falter in the United States and in other world economies. Concerns over slowing economic growth worsened in the third quarter after the credit crisis triggered by the U.S. sub-prime mortgage meltdown resulted in a number of bank failures. While a sharp correction in commodity prices provided some positive tailwinds for the economy later in the year, unemployment continued to rise and worried consumers and businesses cut back dramatically on their spending. Against this backdrop, equity prices retreated sharply in the late third and fourth quarters. For the twelve-month period ended December 31, 2008, the S&P 500® Index4 returned

-37.00%, the Dow Jones Industrial Average5 returned -31.93% and the NASDAQ Composite Index6 returned -40.54%.

Fund Performance Overview

RS Partners VIP Series returned -34.00% during the twelve-month period ended December 31, 2008, underperforming its benchmark, the Russell 2000® Value Index, which returned -28.92%

In 2008, we continued to approach the financial services sector with caution, given our belief that many financial institutions face fundamental headwinds including deteriorating credit conditions, insufficient loan loss reserves and a lack of visibility in underlying balance sheet asset values. Despite this conservative approach, relative performance for the year was curtailed by our stock selection in the financials services sector.

While avoiding segments of the economy where we felt that earnings visibility remained challenged, such as financials, we tended to favor holdings in more-durable, predictable businesses, particularly in the energy and materials sectors where the Fund was overweight. These investments in commodities-related stocks detracted from the Fund’s relative performance, especially as energy and raw materials shares corrected sharply during the second half of the year, along with underlying commodities prices. Stock selection in the materials sector was particularly detrimental to relative performance, largely due to our investment in specialty steel manufacturer Allegheny Technologies Incorporated, which is not included in the Russell 2000® Value Index.

4	RS Partners VIP Series

Our overweighting in energy shares also weighed on relative returns, with notable weakness in energy services company Key Energy Services Inc. and Peabody Energy Corporation, the world’s largest private-sector coal producer.

On a positive note, performance relative to the benchmark benefited from positive stock selection in the consumer discretionary sector, where we continued to find investment opportunities in niche industries such as business and educational services. Standout positive contributors in the consumer discretionary space included Aaron Rents, Inc., which leases electronics and furnishings to businesses and consumers, as well as Corinthian Colleges, Inc. and Career Education Corp., two large post-secondary educational services providers which we believe may benefit as more people seek additional training in response to the weakening job market.

Relative performance was also assisted by the Fund’s stock selection in the technology sector, particularly in the software space where ACI Worldwide Inc. was a positive contributor. ACI Worldwide is a global provider of software products that facilitate electronic payments processing. In November, the company announced a restructuring plan aimed at cutting expenditures and consolidating non-core product lines. The company also reaffirmed its earnings guidance for fiscal year 2008.

Outlook

While the current environment is certainly challenging, we believe it is one in which active, fundamental investors should be able to differentiate themselves. We are excited about the opportunities presented to us by the current market. We continue to adhere to our time-tested strategy of returns-based investing, grassroots research, exhaustive due diligence, and team-oriented investing. We believe that this fundamental investing philosophy will help us to weather short-term uncertainty as we seek to position the Fund to deliver long-term benefits to our investors.

Sincerely,
Andrew Pilara Co-Portfolio Manager	MacKenzie Davis Co-Portfolio Manager

David Kelley Co-Portfolio Manager	Joe Wolf Co-Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments.

RS Partners VIP Series	5

RS Partners VIP Series (continued)

Total Net Assets: $15,098,192	Data as of December 31, 2008

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
ACI Worldwide, Inc.	4.43%
Scientific Games Corp.	4.29%
Iconix Brand Group, Inc.	4.06%
Jack Henry & Associates, Inc.	3.78%
Denbury Resources, Inc.	3.66%
Allegheny Technologies, Inc.	3.58%
The Cooper Cos., Inc.	3.55%
Concho Resources, Inc.	3.52%
Euronet Worldwide, Inc.	3.31%
Career Education Corp.	3.21%
Total	37.39%

1	The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The Russell 2000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell 2000® Value Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5	The Dow Jones Industrial Average is a price-weighted index of 30 companies that serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods.

6	The Nasdaq Composite Index is an unmanaged index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market.

6	RS Partners VIP Series

Performance Update Average Annual Returns as of 12/31/08

	Inception Date	1-Year	3-Year	5-Year	Since Inception
RS Partners VIP Series	02/03/03	-34.00%	-10.91%	-2.67%	2.88%
Russell 2000® Value Index[3]		-28.92%	-7.49%	0.27%	7.45%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 02/03/03 in RS Partners VIP Series and the Russell 2000® Value Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian UBS VC Small Cap Value Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. The predecessor fund, a diversified mutual fund with generally similar investment objective, strategies, and policies, was advised by Guardian Investor Services LLC. The Fund’s adviser since October 9, 2006 is RS Investments, and the Fund is managed by a different portfolio management team than the predecessor fund. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 1.50%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

RS Partners VIP Series	7

Understanding Your Fund’s Expenses (unaudited)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/08	Ending Account Value 12/31/08	Expenses Paid During Period* 07/01/08-12/31/08	Expense Ratio During Period 07/01/08-12/31/08
Based on Actual Return	$1,000.00	$673.00	$5.72	1.36%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,018.30	$6.90	1.36%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8	RS Partners VIP Series

Schedule of Investments – RS Partners VIP Series

December 31, 2008	Shares	Value

Common Stocks — 88.6%
Aluminum — 2.4%
Century Aluminum Co.(1)	36,465	$364,650

		364,650
Auto Parts – After Market — 0.0%
Commercial Vehicle Group, Inc.(1)	3,756	3,493

		3,493
Auto Parts – Original Equipment — 2.4%
BorgWarner, Inc.	16,713	363,842

		363,842
Banks – Outside New York City — 2.5%
City National Corp.	1,480	72,076
Commerce Bancshares, Inc.	1,994	87,636
FirstMerit Corp.	4,809	99,017
Zions Bancorporation	4,799	117,624

		376,353
Cable Television Services — 2.5%
Liberty Global, Inc., Class A(1)	5,300	84,376
Liberty Global, Inc., Series C(1)	19,321	293,293

		377,669
Casinos & Gambling — 4.3%
Scientific Games Corp., Class A(1)	36,923	647,629

		647,629
Chemicals — 1.8%
Solutia, Inc.(1)	61,257	275,656

		275,656
Coal — 2.5%
Peabody Energy Corp.	16,700	379,925

		379,925
Communications Technology — 3.0%
Comverse Technology, Inc.(1)	72,692	455,052

		455,052
Computer Services, Software & Systems — 4.4%
ACI Worldwide, Inc.(1)	42,094	669,295

		669,295
Diversified Financial Services — 3.3%
Euronet Worldwide, Inc.(1)	43,051	499,822

		499,822
Education Services — 3.2%
Career Education Corp.(1)	27,013	484,613

		484,613
Electronics – Semi-Conductors/Components — 2.3%
Atmel Corp.(1)	110,531	345,962

		345,962
Energy Miscellaneous — 3.5%
Concho Resources, Inc.(1)	23,272	531,067

		531,067
Entertainment — 2.7%
Lions Gate Entertainment Corp.(1)	47,461	261,035
Live Nation, Inc.(1)	24,373	139,901

		400,936

December 31, 2008	Shares	Value

Financial Data Processing Services & Systems — 6.3%
Broadridge Financial Solutions, Inc.	30,884	$387,285
Jack Henry & Associates, Inc.	29,441	571,450

		958,735
Financial Miscellaneous — 2.9%
First American Corp.	10,241	295,863
MoneyGram International, Inc.(1)	142,913	144,342

		440,205
Foods — 0.9%
NBTY, Inc.(1)	8,877	138,925

		138,925
Insurance – Multi-Line — 3.2%
Assurant, Inc.	6,937	208,110
Hanover Insurance Group, Inc.	6,400	275,008

		483,118
Insurance – Property-Casualty — 4.5%
Arch Capital Group Ltd.(1)	3,242	227,264
Employers Holdings, Inc.	27,673	456,605

		683,869
Investment Management Companies — 2.2%
Affiliated Managers Group, Inc.(1)	7,947	333,138

		333,138
Machinery – Oil Well Equipment & Services — 2.0%
Key Energy Services, Inc.(1)	67,934	299,589

		299,589
Medical & Dental Instruments & Supplies — 3.6%
The Cooper Cos., Inc.	32,704	536,346

		536,346
Medical Services — 3.1%
Magellan Health Services, Inc.(1)	12,130	475,011

		475,011
Metal Fabricating — 2.1%
The Timken Co.	15,977	313,628

		313,628
Oil – Crude Producers — 3.7%
Denbury Resources, Inc.(1)	50,639	552,978

		552,978
Real Estate — 1.1%
MI Developments, Inc., Class A	21,880	163,225

		163,225
Real Estate Investment Trusts — 0.4%
CapLease, Inc.	21,110	36,520
DuPont Fabros Technology, Inc.	11,060	22,894

		59,414
Restaurants — 0.5%
Wendy’s/Arby’s Group, Inc., Class A	14,496	71,610

		71,610
Savings & Loan — 0.5%
First Niagara Financial Group, Inc.	4,689	75,821

		75,821

The accompanying notes are an integral part of these financial statements.

RS Partners VIP Series	9

Schedule of Investments – RS Partners VIP Series (continued)

December 31, 2008	Shares	Value

Services – Commercial — 2.1%
Coinstar, Inc.(1)	16,211	$316,277

		316,277
Shoes — 4.1%
Iconix Brand Group, Inc.(1)	62,670	612,913

		612,913
Steel — 3.6%
Allegheny Technologies, Inc.	21,192	541,032

		541,032
Textiles Apparel Manufacturers — 1.0%
Carter’s, Inc.(1)	7,579	145,972

		145,972

Total Common Stocks (Cost $20,589,570)		13,377,770

	Principal Amount	Value
Repurchase Agreements — 14.0%
State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/31/2008, maturity value of $2,110,001, due 1/2/2009, collateralized by U.S. Treasury Bond, 6.625%, due 2/15/2027, with a value of $2,152,220	$2,110,000	2,110,000

Total Repurchase Agreements (Cost $2,110,000)		2,110,000

Total Investments — 102.6% (Cost $22,699,570)		15,487,770

Other Liabilities, Net — (2.6)%		(389,578)

Total Net Assets — 100.0%		$15,098,192

(1)	Non-income producing security.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$13,377,770
Level 2 – Significant Other Observable Inputs	2,110,000
Level 3 – Significant Unobservable Inputs	—
Total	$15,487,770

The accompanying notes are an integral part of these financial statements.

10	RS Partners VIP Series

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RS Partners VIP Series	11

Financial Information – RS Partners VIP Series

Statement of Assets and Liabilities As of December 31, 2008

Assets
Investments, at value	$13,377,770
Repurchase agreements	2,110,000
Cash and cash equivalents	475
Foreign currency, at value	161
Receivable for fund shares subscribed	33,958
Due from distributor	15,727
Dividends/interest receivable	4,486
Prepaid expenses	219
Receivable for investments sold	45

Total Assets	15,542,841

Liabilities
Payable for investments purchased	407,060
Payable to adviser	11,807
Trustees’ deferred compensation	898
Payable for fund shares redeemed	99
Accrued expenses/other liabilities	24,785

Total Liabilities	444,649

Total Net Assets	$15,098,192

Net Assets Consist of:
Paid-in capital	$23,437,107
Accumulated net investment loss	(1,048)
Accumulated net realized loss from investments	(1,126,035)
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(7,211,832)

Total Net Assets	$15,098,192

Investments, at Cost	$22,699,570

Foreign Currency, at Cost	$193

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	2,154,723

Net Asset Value Per Share	$7.01

Statement of Operations For the Year Ended December 31, 2008

Investment Income
Dividends	$147,226
Interest	44,391
Withholding taxes on foreign dividends	(2,078)

Total Investment Income	189,539

Expenses
Investment advisory fees	188,429
Custodian fees	41,974
Shareholder reports	22,241
Professional fees	21,468
Administrative service fees	3,529
Insurance expense	734
Trustees’ fees and expenses	557
Other expenses	931

Total Expenses	279,863
Less: Expenses reimbursed by distributor	(21,801)
Less: Custody credits	(1,776)

Total Expenses, Net	256,286

Net Investment Loss	(66,747)

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions
Net realized loss from investments	(1,032,803)
Net change in unrealized depreciation on investments	(6,947,945)
Net change in unrealized depreciation on translation of assets and liabilities in foreign currencies	(41)

Net Loss on Investments and Foreign Currency Transactions	(7,980,789)

Net Decrease in Net Assets Resulting from Operations	$(8,047,536)

The accompanying notes are an integral part of these financial statements.

12	RS Partners VIP Series

Statement of Changes in Net Assets

	For the Year Ended 12/31/08	For the Year Ended 12/31/07
Operations
Net investment loss	$(66,747)	$(29,604)
Net realized gain/(loss) from investments and foreign currency transactions	(1,032,803)	1,046,959
Net change in unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(6,947,986)	(1,427,864)

Net Decrease in Net Assets Resulting from Operations	(8,047,536)	(410,509)

Distributions to Shareholders
Net realized gain on investments	(425,467)	(943,956)

Total Distributions	(425,467)	(943,956)

Capital Share Transactions
Proceeds from sales of shares	7,522,681	3,465,047
Reinvestment of distributions	425,467	943,956
Cost of shares redeemed	(5,193,029)	(4,576,269)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	2,755,119	(167,266)

Net Decrease in Net Assets	(5,717,884)	(1,521,731)

Net Assets

Beginning of year	20,816,076	22,337,807

End of year	$15,098,192	$20,816,076

Accumulated Net Investment Loss Included in Net Assets	$(1,048)	$(1,194)

Other Information:

Shares
Sold	744,740	285,012
Reinvested	64,465	86,920
Redeemed	(555,204)	(379,172)

Net Increase/(Decrease)	254,001	(7,240)

The accompanying notes are an integral part of these financial statements.

RS Partners VIP Series	13

Financial Information — RS Partners VIP Series (continued)

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Year Ended 12/31/08	$10.95	$(0.03)	$(3.71)	$(3.74)	$—	$(0.20)	$(0.20)

Year Ended 12/31/07	11.71	(0.02)	(0.22)	(0.24)	—	(0.52)	(0.52)

Year Ended 12/31/06	13.01	0.04	1.15	1.19	(0.03)	(2.46)	(2.49)

Year Ended 12/31/05	13.97	0.02	0.57	0.59	(0.02)	(1.53)	(1.55)

Year Ended 12/31/04	12.94	0.04	2.32	2.36	(0.04)	(1.29)	(1.33)

The accompanying notes are an integral part of these financial statements.

14	RS Partners VIP Series

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$ 7.01	(34.00)%	$15,098	1.36%	1.49%	(0.35)%	(0.48)%	95%

10.95	(2.03)%	20,816	1.36%	1.50%	(0.13)%	(0.27)%	73%

11.71	9.35%	22,338	1.36%	1.43%	0.28%	0.21%	172%

13.01	4.22%	24,403	1.41%	1.41%	0.10%	0.10%	97%

13.97	18.52%	25,310	1.36%	1.36%	0.33%	0.33%	71%

Distributions reflect actual per-share amounts distributed for the period.

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.

RS Partners VIP Series	15

Notes to Financial Statements — RS Partners VIP Series

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers seventeen series. RS Partners VIP Series (the “Fund”) is a series of the Trust. The Fund is a non-diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting

16	RS Partners VIP Series

entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

➢	Level 1 — unadjusted quoted prices in active markets for identical investments

➢

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

➢	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

In determining a security's placement within the hierarchy, the Trust separates the Fund's investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund's results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option

RS Partners VIP Series	17

Notes to Financial Statements — RS Partners VIP Series (continued)

contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2008, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2008, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2005 and by state authorities for tax years before 2004.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e.  Investment Income

Dividend income is generally recorded on the ex-dividend date except certain cash dividends from foreign securities, which are recorded as soon as the Fund is informed of the dividend. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f.  Expenses

Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h.  Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income typically at least once each year and any net realized capital gains once each year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal

18	RS Partners VIP Series

income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

j.  Temporary Borrowings

The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the year ended December 31, 2008, the Fund did not borrow from the facility.

Note 2.	Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 1.00%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2009, to limit the Fund’s total annual fund operating expenses to 1.36% of the average daily net assets of the Fund.

RS Investments does not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee could have elected to defer receipt of all, or a portion, of his/her annual compensation received through December 31, 2008. The amount of the Fund’s deferred compensation obligation to a Trustee was determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee through December 31, 2008. The Fund could have covered its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. The Fund’s liability for deferred compensation to a Trustee was adjusted periodically through December 31, 2008, to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts will remain in the Fund until distributed in accordance with the Plan. Effective October 1, 2008, the Plan was amended such that all deferred amounts will be distributed within 90 days following January 1, 2009. The Plan will terminate after all deferred amounts have been distributed under the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

The tax character of distributions paid to shareholders during the years ended December 31, 2008 and December 31, 2007, was as follows:

	Ordinary Income	Long-Term Capital Gain
2008	$163,913	$261,554
2007	846,902	97,054

RS Partners VIP Series	19

Notes to Financial Statements — RS Partners VIP Series (continued)

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2008, the Fund did not utilize capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2008, were $218,812, expiring in 2016.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2008, the Fund elected to defer $725,852 in net capital and currency losses.

b.  Tax Basis of Investments

The cost of investments for federal income tax purposes at December 31, 2008, was $22,880,941. The gross unrealized appreciation and depreciation of investments, on a tax basis, at December 31, 2008, aggregated $289,956 and $(7,683,127), respectively, resulting in net unrealized depreciation of $(7,393,171).

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term invest-

ments) amounted to $18,800,642 and $15,865,377, respectively, for the year ended December 31, 2008.

b.  Foreign Securities

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c.  Industry or Sector Concentration

In its normal course of business, the Fund may invest a significant portion of its assets in companies concentrated within a number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5.	New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB

20	RS Partners VIP Series

Statement No. 133” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. The Trust is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

Note 6.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

RS Partners VIP Series	21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of RS Partners VIP Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Partners VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights for each of the periods presented through December 31, 2005 were audited by other auditors whose report dated February 8, 2006 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2009

22	RS Partners VIP Series

Supplemental Information (unaudited)

Approval of Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investment Management Co. LLC (the “disinterested Trustees”), met in person on August 12—13, 2008, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing August 31, 2008, for all 17 series of the Trust: RS MidCap Opportunities VIP Series, RS Technology VIP Series, RS Partners VIP Series, RS Value VIP Series, RS Global Natural Resources VIP Series, RS Core Equity VIP Series, RS Small Cap Core Equity VIP Series, and RS Equity Dividend VIP Series (the “RS-Managed Funds”); RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS International Growth VIP Series, RS Emerging Markets VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series (the “Sub-Advised Funds”, and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series; Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, serves as Sub-Adviser to RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-sub-advisory agreements relating to these Funds are also considered “Sub-Advisory Agreements” and “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion).

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2008 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees considered generally the continuing, favorable interaction of the legacy investment teams at RS Investments and GIS. They also considered improvements in service over the course of the year through realignments of various administrative, accounting, and

RS Partners VIP Series	23

*

Supplemental Information (unaudited) (continued)

control functions between the two firms, and were generally satisfied with those services currently being provided by the two firms.

The Trustees considered the fees charged by RS Investments to the Funds under the Investment Advisory Agreements and the fees paid to the various Sub-Advisers under the Sub-Advisory Agreements. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. They also noted that, as to the Sub-Advised Funds, RS Investments pays a large part, in most cases the large majority, of the fees it receives to the Sub-Advisers.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual investment products than in managing private accounts or in sub-advising mutual funds sponsored by others. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and within the same broad range of asset sizes. RS Investments also worked with an independent consultant to the disinterested Trustees in identifying peer groups of mutual funds with respect to each Fund. One of the independent consultants prepared an analysis of comparative management fees and expenses, and discussed his conclusions with the disinterested Trustees. In his report, the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The Chief Compliance Officer noted that the advisory fees for the Funds, although the same as those of the retail versions of the Funds, were relatively high compared to peer variable product funds. He also noted that, although the total expense ratios of the Funds also tended to be higher than those of their peers, it appeared that the differences were generally attributable to the small asset size of the Funds.

The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, due to the fact that the Funds’ custodial fees were relatively high. In the course of their discussions with the Trustees, representatives of RS Investments noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in savings to the Funds in the coming year. The Trustees noted in the course of the discussion that, in a number of cases, especially in respect of variable Funds, the

24	RS Partners VIP Series

number of peer funds was quite limited, potentially limiting the utility of the data provided.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. The Chief Compliance Officer also noted in his report that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable.

RS Investments also furnished a detailed profitability analysis with respect to each Fund for the year ended December 31, 2007, and for the five months ended May 31, 2008. In his report, the Chief Compliance Officer noted that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the Funds had been less profitable generally than the retail versions of the Funds. The Trustees noted that the range of profitability for the Core Funds, the Growth Funds, and the Value Funds was wide, but that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business. The Trustees also noted that RS Investments’ subadvisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Chief Compliance Officer also noted in his report that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower, with the most profitable Fund being the RS S&P 500 Index VIP Series, which did not have any performance or expense concerns to note.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees also considered a report provided to them by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. In his report, the Chief Compliance Officer noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He also noted RS Investments’ commitment to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it. The Chief Compliance Officer also noted that RS Investments maintains that one of its strengths is the tenure of its investment management teams. He noted, as well, that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience and skills of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’

RS Partners VIP Series	25

Supplemental Information (unaudited) (continued)

trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that, except as noted below, no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Chief Compliance Officer noted specifically that each of RS Asset Allocation VIP Series and RS High Yield Bond VIP Series had underperformed its peers’ averages for various periods. The Chief Compliance Officer noted that RS High Yield Bond VIP Series had experienced a significant portfolio manager change and that RS Investments was engaging in internal discussions about plans to address the performance concerns of RS Asset Allocation VIP Series.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The

Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments continues to integrate the respective RS and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, particularly with respect to the management of the New York office’s activities by personnel in San Francisco.

➢

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams in order to reduce the compartmentalization of RS Investments.

➢	RS Investments has invested in the firm by working to improve its portfolio management and client service activities, as well as by consulting outside experts about how best to improve the firm.

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary for

26	RS Partners VIP Series

the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

The Trustees also considered the Chief Compliance Officer‘s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer‘s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2008.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

RS Partners VIP Series	27

Supplemental Information (unaudited) (continued)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	39	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	39	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel–Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	39	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	39	Board Member, Boston Stock Exchange Inc.
Gloria S. Nelund, May 1961	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	39	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm; formerly Chairman of EGM Capital, LLC, an investment management firm.	39	None

28	RS Partners VIP Series

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	39	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	39	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

RS Partners VIP Series	29

Supplemental Information (unaudited) (continued)

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

†

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.

**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

30	RS Partners VIP Series

08	ANNUAL REPORT

RS Variable Products Trust

RS Asset Allocation VIP Series

12.31.08

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Asset Allocation VIP Series

Jonathan C. Jankus, CFA

Jonathan C. Jankus has been a co-portfolio manager of RS Asset Allocation VIP Series since 1999.* Mr. Jankus joined Guardian Life in 1995, and has been a managing director at Guardian Life since March 1998. He received a B.A. in mathematics from Queens College, an M.S. in investment management from Pace University, an M.S. in computer science from Polytechnic Institute of New York, and an M.A. in mathematics from Columbia University.

Stewart M. Johnson

Stewart M. Johnson has been a co-portfolio manager of RS Asset Allocation VIP Series since 2004.* Mr. Johnson has been a senior director at Guardian Life since January 2002. Mr. Johnson was second vice president of investment information systems at Guardian Life from December 2000 to January 2002. Mr. Johnson received a B.A. in mathematics from City College of New York.

*	Includes service as a co-portfolio manager of the Fund’s predecessor fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Performance

RS Asset Allocation VIP series returned -37.27% for the twelve-month period ended December 31, 2008. The Fund underperformed its benchmark, a custom blended index consisting of the S&P 500® Index2 (60%) and the Barclays Capital U.S. Aggregate Bond Index3 (40%), which returned -22.06% for the entire year.

Portfolio Review

The Fund does not make active decisions on the security or sector level, but rather on the stock/bond/cash mix of its portfolio. The Fund’s allocation to 100% in stocks with no bonds or cash (versus our neutral position of 60% stocks and 40% bonds) detracted from relative performance. Since the Fund was predominantly invested in RS S&P 500 VIP Series, which seeks to track the performance of the S&P 500® Index, the Fund’s performance was in line with the S&P 500® Index which returned -37.00% for the year. This alloca-

tion was based on our quantitative models, which are designed to measure the relative attractiveness of equities and fixed income investments.

Because 100% of the Fund was allocated to equities during the fourth quarter, the Fund was overcome by a bear market of massive proportions accompanied by once-in-a-lifetime volatility. In terms of the size of the decline, one must go back to the much-heralded crash of 1987 to find its match. In terms of volatility, when we look at daily price changes over rolling sixty-day periods (roughly three months), the annualized standard deviation of returns reached 73%. By the same measure, volatility reached 65% at the peak of the ’87 crash. More recently, volatility reached 25% following the events of 9/11 and 37% during the year which followed.

Outlook

Given current market volatility, it is almost impossible at times like these to foresee who the eventual winners and

RS Asset Allocation VIP Series	3

RS Asset Allocation VIP Series (continued)

losers will be. We will continue to manage the Fund according to our quantitative relative value approach.

Sincerely,

Jonathan C. Jankus Co-Portfolio Manager	Stewart M. Johnson Co-Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

4	RS Asset Allocation VIP Series

Total Net Assets: $28,063,287	Data as of December 31, 2008

Portfolio Composition by Asset Class[1]

1	The investment allocation in the pie chart reflects the true economic impact of the portfolio composition, rather than its accounting treatment, which is shown in the Fund’s Schedule of Investments. Cash includes short-term investments and net other assets and liabilities.

Performance Update Average Annual Returns as of 12/31/08

	Inception Date	1 Year	3 Year	5 Year	Since Inception
RS Asset Allocation VIP Series	09/15/99	-37.27%	-9.21%	-2.94%	-1.16%
Custom Index: 60% S&P 500® Index[2], 40%		-22.06%	-2.75%	0.71%	1.34%
Barclays Capital U.S. Aggregate Bond Index[3]
S&P 500® Index[2]		-37.00%	-8.36%	-2.19%	-2.32%
Barclays Capital U.S. Aggregate Bond Index[3]		5.24%	5.51%	4.65%	6.20%

2

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian VC Asset Allocation Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.93%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

RS Asset Allocation VIP Series	5

RS Asset Allocation VIP Series (continued)

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 09/15/99 in RS Asset Allocation VIP Series, the Barclays Capital U.S. Aggregate Bond Index, the S&P 500® Index, and a Custom Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian VC Asset Allocation Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.93%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6	RS Asset Allocation VIP Series

Understanding Your Fund’s Expenses (unaudited)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/08	Ending Account Value 12/31/08	Expenses Paid During Period* 07/01/08-12/31/08	Expense Ratio During Period 07/01/08-12/31/08
Based on Actual Return	$1,000.00	$713.80	$0.89	0.21%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,024.10	$1.05	0.21%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one half-year period).

RS Asset Allocation VIP Series	7

Schedule of Investments – RS Asset Allocation VIP Series

December 31, 2008	Shares	Value

Mutual Funds — 96.5%
Funds — 96.5%
RS S&P 500 Index VIP Series(1)(2)	4,156,048	$27,097,436

		27,097,436

Total Mutual Funds (Cost $37,901,835)		27,097,436

	Principal Amount	Value
U.S. Government Securities — 0.2%
U.S. Treasury Bills — 0.2%
United States Treasury Bill 0.08% due 4/2/2009(3)	$50,000	$49,991

		49,991

Total U.S. Government Securities (Cost $49,991)		49,991

	Principal Amount	Value
Repurchase Agreements — 2.8%
State Street Bank and Trust Co. Repurchase Agreement, 0.01% dated 12/31/2008, maturity value of $789,000, due 1/2/2009, collateralized by FHLMC, 4.75%, due 11/17/2015, with a value of $807,056	$789,000	$789,000

Total Repurchase Agreements (Cost $789,000)		789,000

Total Investments — 99.5% (Cost $38,740,826)		27,936,427

Other Assets, Net — 0.5%		126,860

Total Net Assets — 100.0%		$28,063,287

(1)	The RS S&P 500 Index VIP Series schedule of investments is included herein.
(2)	Affiliated issuer. See 2c in Notes to Financial Statements.
(3)	Security is segregated as collateral to cover margin requirements on open futures contracts.

Description	Number of Contracts	Expiration	Face Value (Thousands)	Unrealized Appreciation
Purchased Futures Contracts
S&P 500 INDEX	4	3/19/2009	$900	$25,580

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$27,097,436	$25,580
Level 2 — Significant Other Observable Inputs	838,991	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$27,936,427	$25,580

*	Other financial instruments include futures, forwards and swap contracts.

The accompanying notes are an integral part of these financial statements.

8	RS Asset Allocation VIP Series

Financial Information — RS Asset Allocation VIP Series

Statement of Assets and Liabilities As of December 31, 2008

Assets
Investments, at value	$838,991
Investments in affiliated issuers, at value	27,097,436
Cash and cash equivalents	893
Cash with broker	165,000
Receivable for variation margin	11,900
Receivable for fund shares subscribed	315
Prepaid expenses	56

Total Assets	28,114,591

Liabilities
Payable for fund shares redeemed	25,895
Accrued shareholder reports expense	9,774
Accrued custodian fees	6,340
Accrued audit fees	3,374
Trustees’ deferred compensation	1,985
Payable to adviser	470
Accrued expenses/other liabilities	3,466

Total Liabilities	51,304

Total Net Assets	$28,063,287

Net Assets Consist of:
Paid-in capital	$43,006,389
Accumulated undistributed net investment income	120,881
Accumulated net realized loss from investments and futures contracts	(4,285,164)
Net unrealized depreciation on futures contracts and investments	(10,778,819)

Total Net Assets	$28,063,287

Investments, at Cost, includes $37,901,835 of Investments in Affiliated Issuer	$38,740,826

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	4,314,510

Net Asset Value Per Share	$6.50

Statement of Operations For the Year Ended December 31, 2008

Investment Income
Interest	$139,591
Dividends	30
Dividends, from affiliated issuers	830,578

Total Investment Income	970,199

Expenses
Investment advisory fees	199,669
Custodian fees	32,174
Professional fees	17,678
Shareholder reports	10,338
Administrative service fees	6,642
Insurance expense	1,649
Trustees’ fees and expenses	1,092
Other expenses	2,144

Total Expenses	271,386
Less: Fee waiver by adviser	(170,555)
Less: Custody credits	(738)

Total Expenses, Net	100,093

Net Investment Income	870,106

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Futures Contracts
Net realized loss from investments	(1,275)
Net realized loss from futures contracts	(2,318,984)
Net change in unrealized appreciation on investments	105
Net change in unrealized depreciation on investments in affiliated issuers	(16,525,230)
Net change in unrealized appreciation on futures contracts	338,448

Net Loss on Investments and Futures Contracts	(18,506,936)

Net Decrease in Net Assets Resulting from Operations	$(17,636,830)

The accompanying notes are an integral part of these financial statements.

RS Asset Allocation VIP Series	9

Financial Information — RS Asset Allocation VIP Series (continued)

Statement of Changes in Net Assets

	For the Year Ended 12/31/08	For the Year Ended 12/31/07
Operations
Net investment income	$870,106	$1,138,927
Net realized gain/(loss) from investments and futures contracts	(2,320,259)	587,351
Net change in unrealized appreciation/(depreciation) on investments and futures contracts	(16,186,677)	907,645

Net Increase/(Decrease) in Net Assets Resulting from Operations	(17,636,830)	2,633,923

Distributions to Shareholders
Net investment income	(748,177)	(1,152,659)

Total Distributions	(748,177)	(1,152,659)

Capital Share Transactions
Proceeds from sales of shares	1,552,380	3,709,484
Reinvestment of distributions	748,177	1,152,659
Cost of shares redeemed	(5,783,722)	(6,370,185)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(3,483,165)	(1,508,042)

Net Decrease in Net Assets	(21,868,172)	(26,778)

Net Assets

Beginning of year	49,931,459	49,958,237

End of year	$28,063,287	$49,931,459

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$(1,048)

Accumulated Undistributed Net Investment Income Included in Net Assets	$120,881	$—

Other Information:

Shares
Sold	176,059	345,570
Reinvested	117,269	108,741
Redeemed	(666,555)	(589,909)

Net Decrease	(373,227)	(135,598)

The accompanying notes are an integral part of these financial statements.

10	RS Asset Allocation VIP Series

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RS Asset Allocation VIP Series	11

Financial Information — RS Asset Allocation VIP Series (continued)

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Year Ended 12/31/08	$10.65	$0.21	$(4.18)	$(3.97)	$(0.18)	$—	$(0.18)

Year Ended 12/31/07	10.36	0.24	0.30	0.54	(0.25)	—	(0.25)

Year Ended 12/31/06	9.49	0.23	1.01	1.24	(0.37)	—	(0.37)

Year Ended 12/31/05	9.16	0.19	0.21	0.40	(0.07)	—	(0.07)

Year Ended 12/31/04	8.40	0.13	0.74	0.87	(0.11)	—	(0.11)

The accompanying notes are an integral part of these financial statements.

12	RS Asset Allocation VIP Series

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2,3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$ 6.50	(37.27)%	$28,063	0.25%	0.68%	2.18%	1.75%	0%

10.65	5.23%	49,931	0.34%	0.72%	2.23%	1.85%	0%

10.36	13.37%	49,958	0.31%	0.68%[4]	2.32%	1.95%	0%

9.49	4.36%	46,289	0.38%	0.51%[4]	1.75%	1.62%	2%

9.16	10.31%	55,927	0.31%	0.53%[4]	1.52%	1.30%	0%

Distributions reflect actual per-share amounts distributed for the period.

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.
[3]	Amounts do not include expenses of the underlying fund.
[4]	Amounts include expenses of the underlying fund, except for investment advisory and distribution fees.

The accompanying notes are an integral part of these financial statements.

RS Asset Allocation VIP Series	13

Notes to Financial Statements — RS Asset Allocation VIP Series

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers seventeen series. RS Asset Allocation VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short- term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the

14	RS Asset Allocation VIP Series

reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

➢	Level 1 — unadjusted quoted prices in active markets for identical investments

➢

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

➢	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and

RS Asset Allocation VIP Series	15

Notes to Financial Statements — RS Asset Allocation VIP Series (continued)

options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2008, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2008, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2005 and by state authorities for tax years before 2004.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e.  Futures Contracts

The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

f.  Investment Income

Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Fund is informed of the dividend. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

g.  Expenses

Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

h.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

16	RS Asset Allocation VIP Series

i.  Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income typically at least once each year and any net realized capital gains once each year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

j.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/ (losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

k.  Temporary Borrowings

The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the year ended December 31, 2008, the Fund did not borrow from the facility.

Note 2.	Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.50%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has agreed to waive the advisory fee with respect to the portion of the Fund’s assets that are invested in other funds managed by RS Investments.

RS Investments has entered into a Sub-Advisory, Sub-Administration and Accounting Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision and direction of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.475% of the average daily net assets of the Fund. Payment of the sub-advisory fee does not represent a separate or additional expense to the Fund.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2009, to limit the Fund’s total annual fund operating expenses to 0.68% of the average daily net assets of the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee could have elected to defer receipt of all, or a portion, of his/her annual compensation received through December 31, 2008. The amount of the Fund’s deferred compensation obligation to a Trustee was determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee through December 31, 2008. The Fund could have covered its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. The Fund’s liability for deferred compensation

RS Asset Allocation VIP Series	17

Notes to Financial Statements — RS Asset Allocation VIP Series (continued)

to a Trustee was adjusted periodically through December 31, 2008, to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts will remain in the Fund until distributed in accordance with the Plan. Effective October 1, 2008, the Plan was amended such that all deferred amounts will be distributed within 90 days following January 1, 2009.

The Plan will terminate after all deferred amounts have been distributed under the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

c.  Affiliated Issuers

If the Fund owns 5% or more of the outstanding voting shares of an issuer, the Fund’s investment represents an investment in an affiliated person as defined by the 1940 Act. A summary of the Fund’s transactions in the securities of affiliated issuers for the year ended December 31, 2008 is listed below:

Issuer	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Income	Value
RS S&P 500 Index VIP Series	3,552,016	604,032	—	4,156,048	$830,578	$27,097,436

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

The tax character of distributions paid to shareholders during the years ended December 31, 2008 and December 31, 2007, was as follows:

Ordinary Income
2008	$748,177
2007	1,152,659

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

The tax basis of distributable earnings as of December 31, 2008, was as follows:

Undistributed Ordinary Income
$123,093

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

Capital loss carryovers available to the Fund at December 31, 2008, were as follows:

Expiring	Amount
2010	$2,277,779
2016	1,840,325

Total	$4,118,104

During the year ended December 31, 2008, the Fund did not utilize capital loss carryovers.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2008, the Fund elected to defer $141,486 in net capital and currency losses.

18	RS Asset Allocation VIP Series

b.  Tax Basis of Investments

The cost of investments for federal income tax purposes at December 31, 2008, was $38,740,826. The gross unrealized appreciation and depreciation of investments, on a tax basis, at December 31, 2008, aggregated $— and $(10,804,399), respectively, resulting in net unrealized depreciation of $(10,804,399).

Note 4.	Investments

a. Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $5,580,578 and $—, respectively, for the year ended December 31, 2008.

b.  Foreign Securities

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c.  Industry or Sector Concentration

In its normal course of business, the Fund may invest a significant portion of its assets in companies concentrated within a number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

e.  Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements with banks or third party broker/dealers to borrow funds. Interest payable on a reverse repurchase agreement is based upon competitive market rates at the time of issuance. When the Fund enters into a reverse repurchase agreement, the Fund segregates on its books cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that a buyer of the securities sold by the Fund may be unable to deliver the securities when the Fund seeks to repurchase them.

Reverse repurchase agreements may increase fluctuations in the Fund’s net asset value and may be viewed as a form of leverage.

f.  Dollar Rolls

The Fund may enter into dollar rolls (principally using to-be-announced securities, “TBAs”) in which the Fund sells mortgage-related securities for delivery in the current month and simultaneously contracts to purchase similar securities at an agreed-upon price on a fixed date in a future month from the same party. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized at the time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive principal and interest payments on the securities sold. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. Dollar roll transactions involve the risk that a buyer of the securities sold by the Fund may be unable to deliver the replacement securities when

RS Asset Allocation VIP Series	19

Notes to Financial Statements — RS Asset Allocation VIP Series (continued)

it is required to do so. Dollar rolls may increase fluctuations in the Fund’s net asset value and may be viewed as a form of leverage.

Note 5.	New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. The Trust is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

Note 6.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

20	RS Asset Allocation VIP Series

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of RS Asset Allocation VIP Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Asset Allocation VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights for each of the periods presented through December 31, 2005 were audited by other auditors whose report dated February 8, 2006 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2009

RS Asset Allocation VIP Series	21

Tax Designation (unaudited)

As required by the Internal Revenue Code of ordinary income distributions paid for the year ended December 31, 2008 have been designated as: 1) qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003, and 2) eligible for the dividend received deduction for corporate shareholders are 100% and 0.00% respectively.

22	RS Asset Allocation VIP Series

Financial Information for RS S&P 500 Index VIP Series

RS Asset Allocation VIP Series currently invests in RS S&P 500 Index VIP Series; therefore, the financial statements for RS S&P 500 Index VIP Series are included on the following pages.

RS Asset Allocation VIP Series	23

Schedule of Investments – RS S&P 500 Index VIP Series

December 31, 2008	Shares	Value

Common Stocks — 96.5%
Aerospace & Defense — 2.7%
General Dynamics Corp.	7,696	$443,213
Goodrich Corp.	2,474	91,588
Honeywell International, Inc.	14,504	476,166
L-3 Communications Holdings, Inc.	2,400	177,072
Lockheed Martin Corp.	6,503	546,772
Northrop Grumman Corp.	6,530	294,111
Precision Castparts Corp.	2,700	160,596
Raytheon Co.	8,052	410,974
Rockwell Collins, Inc.	3,136	122,586
The Boeing Co.	14,341	611,931
United Technologies Corp.	18,700	1,002,320

		4,337,329
Air Freight & Logistics — 1.1%
C.H. Robinson Worldwide, Inc.	3,300	181,599
Expeditors International of Washington, Inc.	4,200	139,734
FedEx Corp.	5,994	384,515
United Parcel Service, Inc., Class B	19,559	1,078,875

		1,784,723
Airlines — 0.1%
Southwest Airlines Co.	14,199	122,395

		122,395
Auto Components — 0.2%
Johnson Controls, Inc.	11,464	208,186
The Goodyear Tire & Rubber Co.(1)	4,722	28,191

		236,377
Automobiles — 0.1%
Ford Motor Co.(1)	43,844	100,403
General Motors Corp.	11,834	37,869
Harley-Davidson, Inc.	4,521	76,721

		214,993
Beverages — 2.5%
Brown-Forman Corp., Class B	1,957	100,766
Coca-Cola Enterprises, Inc.	6,224	74,875
Constellation Brands, Inc., Class A(1)	3,700	58,349
Dr. Pepper Snapple Group, Inc.(1)	4,900	79,625
Molson Coors Brewing Co., Class B	2,982	145,879
Pepsi Bottling Group, Inc.	2,664	59,967
PepsiCo, Inc.	30,371	1,663,420
The Coca-Cola Co.	38,564	1,745,792

		3,928,673
Biotechnology — 2.1%
Amgen, Inc.(1)	20,517	1,184,857
Biogen Idec, Inc.(1)	5,654	269,300
Celgene Corp.(1)	8,800	486,464
Cephalon, Inc.(1)	1,400	107,856
Genzyme Corp.(1)	5,305	352,093
Gilead Sciences, Inc.(1)	17,900	915,406

		3,315,976
Building Products — 0.1%
Masco Corp.	7,020	78,133

		78,133

December 31, 2008	Shares	Value

Capital Markets — 1.9%
American Capital Ltd.	4,000	$12,960
Ameriprise Financial, Inc.	4,167	97,341
E*TRADE Financial Corp.(1)	10,500	12,075
Federated Investors, Inc., Class B	1,739	29,493
Franklin Resources, Inc.	2,987	190,511
Invesco Ltd.	7,500	108,300
Janus Capital Group, Inc.	3,126	25,102
Legg Mason, Inc.	2,800	61,348
Merrill Lynch & Co., Inc.	29,764	346,453
Morgan Stanley	21,483	344,587
Northern Trust Corp.	4,263	222,273
State Street Corp.	8,370	329,192
T. Rowe Price Group, Inc.	5,016	177,767
The Charles Schwab Corp.	18,077	292,305
The Goldman Sachs Group, Inc.	8,402	709,045

		2,958,752
Chemicals — 1.7%
Air Products & Chemicals, Inc.	4,069	204,549
CF Industries Holdings, Inc.	1,100	54,076
E.I. du Pont de Nemours & Co.	17,505	442,876
Eastman Chemical Co.	1,456	46,170
Ecolab, Inc.	3,404	119,651
International Flavors & Fragrances, Inc.	1,417	42,113
Monsanto Co.	10,714	753,730
PPG Industries, Inc.	3,195	135,564
Praxair, Inc.	6,083	361,087
Rohm and Haas Co.	2,388	147,554
Sigma-Aldrich Corp.	2,502	105,684
The Dow Chemical Co.	17,942	270,745

		2,683,799
Commercial Banks — 3.4%
Bank of New York Mellon Corp.	22,207	629,124
BB&T Corp.	10,634	292,010
Comerica, Inc.	2,964	58,835
Fifth Third Bancorp	11,254	92,958
First Horizon National Corp.	4,099	43,324
Huntington Bancshares, Inc.	7,098	54,371
KeyCorp	9,542	81,298
M&T Bank Corp.	1,500	86,115
Marshall & Ilsley Corp.	4,996	68,145
National City Corp.	40,547	73,390
PNC Financial Services Group, Inc.	6,705	328,545
Regions Financial Corp.	13,427	106,879
SunTrust Banks, Inc.	6,823	201,551
U.S. Bancorp	33,797	845,263
Wachovia Corp.	41,913	232,198
Wells Fargo & Co.	72,110	2,125,803
Zions Bancorporation	2,172	53,236

		5,373,045
Commercial Services & Supplies — 0.6%
Avery Dennison Corp.	2,079	68,046
Cintas Corp.	2,641	61,351
Equifax, Inc.	2,450	64,974
Monster Worldwide, Inc.(1)	2,470	29,862
Pitney Bowes, Inc.	4,065	103,576
R.R. Donnelley & Sons Co.	4,095	55,610
Republic Services, Inc.	3,470	86,021

The accompanying notes are an integral part of these financial statements.

24	RS S&P 500 Index VIP Series

December 31, 2008	Shares	Value

Commercial Services & Supplies (continued)
Robert Half International, Inc.	3,019	$62,856
Stericycle, Inc.(1)	1,600	83,328
The Dun & Bradstreet Corp.	1,100	84,920
Waste Management, Inc.	9,722	322,187

		1,022,731
Communications Equipment — 2.4%
Ciena Corp.(1)	1,754	11,752
Cisco Systems, Inc.(1)	114,663	1,869,007
Corning, Inc.	30,563	291,265
Harris Corp.	2,600	98,930
JDS Uniphase Corp.(1)	4,232	15,447
Juniper Networks, Inc.(1)	10,500	183,855
Motorola, Inc.	44,005	194,942
QUALCOMM, Inc.	31,768	1,138,248
Tellabs, Inc.(1)	7,653	31,530

		3,834,976
Computers & Peripherals — 4.1%
Apple, Inc.(1)	17,233	1,470,837
Dell, Inc.(1)	33,843	346,552
EMC Corp.(1)	40,171	420,590
Hewlett-Packard Co.	47,501	1,723,811
International Business Machines Corp.	26,322	2,215,259
Lexmark International Group, Inc., Class A(1)	1,604	43,148
NetApp, Inc.(1)	6,333	88,472
QLogic Corp.(1)	2,594	34,863
SanDisk Corp.(1)	4,400	42,240
Sun Microsystems, Inc.(1)	14,658	55,994
Teradata Corp.(1)	3,432	50,897

		6,492,663
Construction & Engineering — 0.2%
Fluor Corp.	3,512	157,583
Jacobs Engineering Group, Inc.(1)	2,400	115,440

		273,023
Construction Materials — 0.1%
Vulcan Materials Co.	2,118	147,370

		147,370
Consumer Finance — 0.5%
American Express Co.	22,537	418,061
Capital One Financial Corp.	7,340	234,073
Discover Financial Services	9,291	88,543
SLM Corp.(1)	9,086	80,866

		821,543
Containers & Packaging — 0.1%
Ball Corp.	1,898	78,938
Bemis Co., Inc.	1,884	44,613
Pactiv Corp.(1)	2,370	58,966
Sealed Air Corp.	3,110	46,463

		228,980
Distributors — 0.1%
Genuine Parts Co.	3,113	117,858

		117,858
Diversified Consumer Services — 0.2%
Apollo Group, Inc., Class A(1)	2,058	157,684
H & R Block, Inc.	6,418	145,817

		303,501

December 31, 2008	Shares	Value

Diversified Financial Services — 3.2%
Bank of America Corp.	97,342	$1,370,575
CIT Group, Inc.	5,500	24,970
Citigroup, Inc.	105,638	708,831
CME Group, Inc.	1,300	270,543
IntercontinentalExchange, Inc.(1)	1,500	123,660
JPMorgan Chase & Co.	71,511	2,254,742
Leucadia National Corp.(1)	3,400	67,320
Moody’s Corp.	3,848	77,306
NYSE Euronext	5,200	142,376
The NASDAQ OMX Group, Inc.(1)	2,600	64,246

		5,104,569
Diversified Telecommunication Services — 3.5%
AT&T, Inc.	114,288	3,257,208
CenturyTel, Inc.	2,022	55,261
Embarq Corp.	2,740	98,530
Frontier Communications Corp.	6,121	53,498
Qwest Communications International, Inc.	28,777	104,748
Verizon Communications, Inc.	55,236	1,872,501
Windstream Corp.	8,629	79,387

		5,521,133
Electric Utilities — 3.1%
Allegheny Energy, Inc.	3,280	111,061
Ameren Corp.	4,115	136,865
American Electric Power, Inc.	7,774	258,719
CenterPoint Energy, Inc.	6,648	83,898
CMS Energy Corp.	4,352	43,999
Consolidated Edison, Inc.	5,364	208,820
Dominion Resources, Inc.	11,214	401,910
DTE Energy Co.	3,105	110,755
Duke Energy Corp.	24,702	370,777
Edison International	6,273	201,489
Entergy Corp.	3,752	311,904
Exelon Corp.	12,756	709,361
FirstEnergy Corp.	5,851	284,242
FPL Group, Inc.	7,912	398,211
Pepco Holdings, Inc.	4,200	74,592
Pinnacle West Capital Corp.	1,950	62,653
PPL Corp.	7,316	224,528
Progress Energy, Inc.	5,078	202,358
Southern Co.	15,084	558,108
TECO Energy, Inc.	4,088	50,487
Xcel Energy, Inc.	8,753	162,368

		4,967,105
Electrical Equipment — 0.5%
Cooper Industries Ltd., Class A	3,388	99,031
Emerson Electric Co.	14,990	548,784
Rockwell Automation, Inc.	2,831	91,272

		739,087
Electronic Equipment & Instruments — 0.3%
Agilent Technologies, Inc.(1)	6,969	108,925
Amphenol Corp., Class A	3,400	81,532
Jabil Circuit, Inc.	4,156	28,053
Molex, Inc.	2,794	40,485
Tyco Electronics Ltd.	9,194	149,035

		408,030

The accompanying notes are an integral part of these financial statements.

RS S&P 500 Index VIP Series	25

Schedule of Investments – RS S&P 500 Index VIP Series (continued)

December 31, 2008	Shares	Value

Energy Equipment & Services — 1.7%
Baker Hughes, Inc.	6,015	$192,901
BJ Services Co.	5,688	66,379
Cameron International Corp.(1)	4,200	86,100
ENSCO International, Inc.	2,800	79,492
Halliburton Co.	16,990	308,878
Nabors Industries Ltd.(1)	5,420	64,877
National-Oilwell Varco, Inc.(1)	8,100	197,964
Noble Corp.	5,214	115,177
Rowan Cos., Inc.	2,114	33,613
Schlumberger Ltd.	23,258	984,511
Smith International, Inc.	4,200	96,138
Transocean Ltd.(1)	6,166	291,344
Weatherford International Ltd.(1)	13,200	142,824

		2,660,198
Food & Staples Retailing — 3.2%
Costco Wholesale Corp.	8,457	443,993
CVS Caremark Corp.	27,888	801,501
Safeway, Inc.	8,470	201,332
SUPERVALU, Inc.	4,107	59,962
Sysco Corp.	11,794	270,554
The Kroger Co.	12,896	340,583
Wal-Mart Stores, Inc.	43,482	2,437,601
Walgreen Co.	19,180	473,171
Whole Foods Market, Inc.	2,700	25,488

		5,054,185
Food Products — 1.8%
Archer-Daniels-Midland Co.	12,488	360,029
Campbell Soup Co.	4,264	127,963
ConAgra Foods, Inc.	8,785	144,952
Dean Foods Co.(1)	2,900	52,113
General Mills, Inc.	6,525	396,394
H.J. Heinz Co.	6,112	229,811
Kellogg Co.	4,892	214,514
Kraft Foods, Inc., Class A	29,545	793,283
McCormick & Co., Inc.	2,628	83,728
Sara Lee Corp.	13,596	133,105
The Hershey Co.	3,075	106,826
The J.M. Smucker Co.	2,300	99,728
Tyson Foods, Inc., Class A	5,800	50,808

		2,793,254
Gas Utilities — 0.1%
Integrys Energy Group, Inc.	1,499	64,427
Nicor, Inc.	938	32,586
Questar Corp.	3,400	111,146

		208,159
Health Care Equipment & Supplies — 2.1%
Baxter International, Inc.	12,186	653,048
Becton, Dickinson and Co.	4,739	324,100
Boston Scientific Corp.(1)	29,119	225,381
C.R. Bard, Inc.	1,891	159,336
Covidien Ltd.	9,794	354,935
DENTSPLY International, Inc.	2,900	81,896
Hospira, Inc.(1)	3,097	83,062
Intuitive Surgical, Inc.(1)	800	101,592
Medtronic, Inc.	21,940	689,355

December 31, 2008	Shares	Value

Health Care Equipment & Supplies (continued)
St. Jude Medical, Inc.(1)	6,590	$217,206
Stryker Corp.	4,812	192,239
Varian Medical Systems, Inc.(1)	2,400	84,096
Zimmer Holdings, Inc.(1)	4,370	176,635

		3,342,881
Health Care Providers & Services — 2.0%
Aetna, Inc.	9,092	259,122
AmerisourceBergen Corp.	3,126	111,473
Cardinal Health, Inc.	6,968	240,187
CIGNA Corp.	5,288	89,103
Coventry Health Care, Inc.(1)	2,850	42,408
DaVita, Inc.(1)	2,100	104,097
Express Scripts, Inc.(1)	4,776	262,584
Humana, Inc.(1)	3,235	120,601
Laboratory Corp. of America Holdings(1)	2,200	141,702
McKesson Corp.	5,359	207,554
Medco Health Solutions, Inc.(1)	9,768	409,377
Patterson Companies, Inc.(1)	1,700	31,875
Quest Diagnostics, Inc.	2,996	155,522
Tenet Healthcare Corp.(1)	8,110	9,327
UnitedHealth Group, Inc.	23,600	627,760
WellPoint, Inc.(1)	9,906	417,340

		3,230,032
Health Care Technology — 0.0%
IMS Health, Inc.	3,544	53,727

		53,727
Hotels, Restaurants & Leisure — 1.5%
Carnival Corp.	8,427	204,945
Darden Restaurants, Inc.	2,762	77,833
International Game Technology	5,984	71,150
Marriott International, Inc., Class A	5,732	111,487
McDonald’s Corp.	21,761	1,353,317
Starbucks Corp.(1)	14,164	133,991
Starwood Hotels & Resorts Worldwide, Inc.	3,598	64,404
Wyndham Worldwide Corp.	3,397	22,250
Wynn Resorts Ltd.(1)	1,200	50,712
Yum! Brands, Inc.	9,046	284,949

		2,375,038
Household Durables — 0.4%
Black & Decker Corp.	1,205	50,381
Centex Corp.	2,442	25,983
D.R. Horton, Inc.	5,400	38,178
Fortune Brands, Inc.	2,945	121,569
Harman International Industries, Inc.	1,100	18,403
KB HOME	1,490	20,294
Leggett & Platt, Inc.	2,928	44,476
Lennar Corp., Class A	2,700	23,409
Newell Rubbermaid, Inc.	5,396	52,773
Pulte Homes, Inc.	4,160	45,469
Snap-On, Inc.	1,073	42,255
The Stanley Works	1,581	53,912
Whirlpool Corp.	1,459	60,330

		597,432

The accompanying notes are an integral part of these financial statements.

26	RS S&P 500 Index VIP Series

December 31, 2008	Shares	Value

Household Products — 3.0%
Clorox Co.	2,645	$146,956
Colgate-Palmolive Co.	9,818	672,926
Kimberly-Clark Corp.	8,029	423,449
The Procter & Gamble Co.	58,062	3,589,393

		4,832,724
Independent Power Producers & Energy Traders — 0.1%
Constellation Energy Group	3,444	86,410
Dynegy, Inc., Class A(1)	9,836	19,672
The AES Corp.(1)	13,081	107,787

		213,869
Industrial Conglomerates — 2.7%
3M Co.	13,594	782,199
General Electric Co.	203,651	3,299,146
Textron, Inc.	4,832	67,020
Tyco International Ltd.	9,194	198,590

		4,346,955
Information Technology Services — 0.9%
Affiliated Computer Services, Inc., Class A(1)	1,900	87,305
Automatic Data Processing, Inc.	9,813	386,043
Cognizant Technology Solutions Corp., Class A(1)	5,700	102,942
Computer Sciences Corp.(1)	2,966	104,225
Convergys Corp.(1)	2,290	14,679
Fidelity National Information Services, Inc.	3,700	60,199
Fiserv, Inc.(1)	3,175	115,475
MasterCard, Inc., Class A	1,400	200,102
Paychex, Inc.	6,197	162,857
Total System Services, Inc.	3,864	54,096
Western Union Co.	14,129	202,610

		1,490,533
Insurance — 2.6%
AFLAC, Inc.	9,197	421,591
American International Group, Inc.	52,103	81,802
Aon Corp.	5,408	247,037
Assurant, Inc.	2,300	69,000
Cincinnati Financial Corp.	3,175	92,297
Genworth Financial, Inc., Class A	8,300	23,489
Lincoln National Corp.	4,946	93,183
Loews Corp.	7,063	199,530
Marsh & McLennan Cos., Inc.	9,951	241,511
MBIA, Inc.(1)	3,800	15,466
MetLife, Inc.	14,772	514,952
Principal Financial Group, Inc.	4,988	112,579
Prudential Financial, Inc.	8,277	250,462
The Allstate Corp.	10,499	343,947
The Chubb Corp.	7,036	358,836
The Hartford Financial Services Group, Inc.	5,790	95,072
The Progressive Corp.	13,124	194,366
The Travelers Cos., Inc.	11,398	515,190
Torchmark Corp.	1,782	79,655
Unum Group	6,710	124,806
XL Capital Ltd., Class A	6,456	23,887

		4,098,658

December 31, 2008	Shares	Value

Internet & Catalog Retail — 0.2%
Amazon.com, Inc.(1)	6,200	$317,936

		317,936
Internet Software & Services — 1.4%
Akamai Technologies, Inc.(1)	3,300	49,797
eBay, Inc.(1)	21,234	296,427
Expedia, Inc.(1)	4,100	33,784
Google, Inc., Class A(1)	4,600	1,415,190
VeriSign, Inc.(1)	3,800	72,504
Yahoo! Inc.(1)	26,876	327,887

		2,195,589
Leisure Equipment & Products — 0.1%
Eastman Kodak Co.	5,163	33,973
Hasbro, Inc.	2,489	72,604
Mattel, Inc.	6,933	110,928

		217,505
Life Sciences Tools & Services — 0.3%
Life Technologies Corp.(1)	3,406	79,394
Millipore Corp.(1)	1,123	57,857
PerkinElmer, Inc.	2,370	32,967
Thermo Fisher Scientific, Inc.(1)	8,090	275,626
Waters Corp.(1)	1,962	71,907

		517,751
Machinery — 1.6%
Caterpillar, Inc.	11,794	526,838
Cummins, Inc.	3,972	106,172
Danaher Corp.	4,966	281,125
Deere & Co.	8,332	319,282
Dover Corp.	3,632	119,566
Eaton Corp.	3,246	161,359
Flowserve Corp.	1,100	56,650
Illinois Tool Works, Inc.	7,808	273,670
Ingersoll-Rand Co. Ltd., Class A	6,204	107,639
ITT Corp.	3,542	162,897
PACCAR, Inc.	7,009	200,457
Pall Corp.	2,332	66,299
Parker Hannifin Corp.	3,247	138,127
The Manitowoc Co., Inc.	2,500	21,650

		2,541,731
Media — 2.5%
CBS Corp., Class B	13,137	107,592
Comcast Corp., Class A	56,632	955,948
Gannett Co., Inc.	4,413	35,304
Meredith Corp.	742	12,703
News Corp., Class A	44,600	405,414
Omnicom Group, Inc.	6,222	167,496
Scripps Networks Interactive, Inc., Class A	1,800	39,600
The DIRECTV Group, Inc.(1)	10,500	240,555
The Interpublic Group of Companies, Inc.(1)	9,203	36,444
The McGraw-Hill Companies, Inc.	6,124	142,016
The New York Times Co., Class A	2,273	16,661
The Walt Disney Co.	36,416	826,279
The Washington Post Co., Class B	123	48,001
Time Warner, Inc.	69,524	699,411
Viacom, Inc., Class B(1)	12,037	229,425

		3,962,849

The accompanying notes are an integral part of these financial statements.

RS S&P 500 Index VIP Series	27

Schedule of Investments – RS S&P 500 Index VIP Series (continued)

December 31, 2008	Shares	Value

Metals & Mining — 0.7%
AK Steel Holding Corp.	2,200	$20,504
Alcoa, Inc.	15,825	178,190
Allegheny Technologies, Inc.	2,006	51,213
Freeport-McMoran Copper & Gold, Inc., Class B	7,403	180,929
Newmont Mining Corp.	8,904	362,393
Nucor Corp.	6,122	282,836
Titanium Metals Corp.	1,700	14,977
United States Steel Corp.	2,288	85,114

		1,176,156
Multi-Utilities — 0.6%
NiSource, Inc.	5,393	59,161
PG&E Corp.	6,980	270,196
Public Service Enterprise Group, Inc.	9,868	287,850
Sempra Energy	4,794	204,368
Wisconsin Energy Corp.	2,400	100,752

		922,327
Multiline Retail — 0.7%
Big Lots, Inc.(1)	1,634	23,677
Family Dollar Stores, Inc.	2,692	70,180
J.C. Penney Co., Inc.	4,298	84,671
Kohl’s Corp.(1)	5,913	214,051
Macy’s, Inc.	8,094	83,773
Nordstrom, Inc.	3,140	41,793
Sears Holdings Corp.(1)	1,111	43,185
Target Corp.	14,646	505,726

		1,067,056
Office Electronics — 0.1%
Xerox Corp.	16,891	134,621

		134,621
Oil, Gas & Consumable Fuels — 11.4%
Anadarko Petroleum Corp.	9,086	350,265
Apache Corp.	6,496	484,147
Cabot Oil & Gas Corp.	2,000	52,000
Chesapeake Energy Corp.	10,100	163,317
Chevron Corp.	39,919	2,952,808
ConocoPhillips	29,435	1,524,733
CONSOL Energy, Inc.	3,600	102,888
Devon Energy Corp.	8,598	564,975
El Paso Corp.	13,590	106,410
EOG Resources, Inc.	4,845	322,580
Exxon Mobil Corp.	100,802	8,047,024
Hess Corp.	5,521	296,146
Marathon Oil Corp.	13,696	374,723
Massey Energy Co.	1,700	23,443
Murphy Oil Corp.	3,700	164,095
Noble Energy, Inc.	3,400	167,348
Occidental Petroleum Corp.	15,858	951,321
Peabody Energy Corp.	5,300	120,575
Pioneer Natural Resources Co.	2,300	37,214
Range Resources Corp.	3,000	103,170
Southwestern Energy Co.(1)	6,700	194,099
Spectra Energy Corp.	11,951	188,109
Sunoco, Inc.	2,232	97,003
Tesoro Corp.	2,700	35,559
Valero Energy Corp.	10,100	218,564
Williams Companies, Inc.	11,215	162,393
XTO Energy, Inc.	10,641	375,308

		18,180,217

December 31, 2008	Shares	Value

Paper & Forest Products — 0.2%
International Paper Co.	8,305	$97,999
MeadWestvaco Corp.	3,290	36,815
Weyerhaeuser Co.	4,110	125,807

		260,621
Personal Products — 0.2%
Avon Products, Inc.	8,296	199,353
Estee Lauder Companies, Inc., Class A	2,300	71,208

		270,561
Pharmaceuticals — 7.7%
Abbott Laboratories	29,789	1,589,839
Allergan, Inc.	5,926	238,936
Bristol-Myers Squibb Co.	38,437	893,660
Eli Lilly & Co.	19,439	782,809
Forest Laboratories, Inc.(1)	5,879	149,738
Johnson & Johnson	54,154	3,240,034
King Pharmaceuticals, Inc.(1)	4,945	52,516
Merck & Co., Inc.	41,558	1,263,363
Mylan, Inc.(1)	5,900	58,351
Pfizer, Inc.	130,803	2,316,521
Schering-Plough Corp.	31,620	538,489
Teva Pharmaceutical Industries Ltd., ADR	1,317	56,070
Watson Pharmaceuticals, Inc.(1)	1,956	51,971
Wyeth	25,869	970,346

		12,202,643
Real Estate Investment Trusts — 0.9%
Apartment Investment & Management Co., Class A	1,911	22,072
AvalonBay Communities, Inc.	1,500	90,870
Boston Properties, Inc.	2,300	126,500
Developers Diversified Realty Corp.	2,300	11,224
Equity Residential	5,321	158,672
HCP, Inc.	4,900	136,073
Host Hotels & Resorts, Inc.	10,100	76,457
Kimco Realty Corp.	4,400	80,432
Plum Creek Timber Co., Inc.	3,362	116,796
ProLogis	5,092	70,728
Public Storage, Inc.	2,400	190,800
Simon Property Group, Inc.	4,402	233,878
Vornado Realty Trust	2,700	162,945

		1,477,447
Real Estate Management & Development — 0.0%
CB Richard Ellis Group, Inc., Class A(1)	4,200	18,144

		18,144
Road & Rail — 1.0%
Burlington Northern Santa Fe Corp.	5,461	413,452
CSX Corp.	7,868	255,474
Norfolk Southern Corp.	7,329	344,830
Ryder System, Inc.	1,130	43,821
Union Pacific Corp.	9,884	472,455

		1,530,032

The accompanying notes are an integral part of these financial statements.

28	RS S&P 500 Index VIP Series

December 31, 2008	Shares	Value

Semiconductors & Semiconductor Equipment — 2.1%
Advanced Micro Devices, Inc.(1)	11,702	$25,276
Altera Corp.	5,790	96,751
Analog Devices, Inc.	5,627	107,025
Applied Materials, Inc.	26,109	264,484
Broadcom Corp., Class A(1)	8,544	144,992
Intel Corp.	109,153	1,600,183
KLA-Tencor Corp.	3,328	72,517
Linear Technology Corp.	4,247	93,944
LSI Corp.(1)	12,461	40,997
MEMC Electronic Materials, Inc.(1)	4,400	62,832
Microchip Technology, Inc.	3,600	70,308
Micron Technology, Inc.(1)	14,828	39,146
National Semiconductor Corp.	3,858	38,850
Novellus Systems, Inc.(1)	1,970	24,310
NVIDIA Corp.(1)	10,861	87,648
Teradyne, Inc.(1)	3,377	14,251
Texas Instruments, Inc.	25,480	395,449
Xilinx, Inc.	5,430	96,763

		3,275,726
Software — 3.5%
Adobe Systems, Inc.(1)	10,254	218,308
Autodesk, Inc.(1)	4,416	86,774
BMC Software, Inc.(1)	3,706	99,728
CA, Inc.	7,655	141,847
Citrix Systems, Inc.(1)	3,516	82,872
Compuware Corp.(1)	4,922	33,223
Electronic Arts, Inc.(1)	6,200	99,448
Intuit, Inc.(1)	6,230	148,212
Microsoft Corp.	152,365	2,961,976
Novell, Inc.(1)	6,729	26,176
Oracle Corp.(1)	76,111	1,349,448
Salesforce.com, Inc.(1)	2,000	64,020
Symantec Corp.(1)	16,273	220,011

		5,532,043
Specialty Retail — 1.7%
Abercrombie & Fitch Co., Class A	1,700	39,219
AutoNation, Inc.(1)	2,100	20,748
AutoZone, Inc.(1)	774	107,950
Bed, Bath & Beyond, Inc.(1)	5,064	128,727
Best Buy Co., Inc.	6,540	183,839
GameStop Corp., Class A(1)	3,200	69,312
Limited Brands, Inc.	5,595	56,174
Lowe’s Cos., Inc.	28,468	612,631
Office Depot, Inc.(1)	5,324	15,866
RadioShack Corp.	2,565	30,626
Staples, Inc.	13,790	247,117
The Gap, Inc.	9,114	122,036
The Home Depot, Inc.	32,930	758,049
The Sherwin-Williams Co.	1,951	116,572
The TJX Cos., Inc.	8,072	166,041
Tiffany & Co.	2,379	56,216

		2,731,123

December 31, 2008	Shares	Value

Textiles, Apparel & Luxury Goods — 0.4%
Coach, Inc.(1)	6,500	$135,005
Jones Apparel Group, Inc.	1,627	9,534
NIKE, Inc., Class B	7,616	388,416
Polo Ralph Lauren Corp.	1,200	54,492
VF Corp.	1,636	89,604

		677,051
Thrifts & Mortgage Finance — 0.2%
Hudson City Bancorp, Inc.	10,200	162,792
People’s United Financial, Inc.	6,800	121,244
Sovereign Bancorp, Inc.(1)	10,565	31,484

		315,520
Tobacco — 1.8%
Altria Group, Inc.	39,995	602,325
Lorillard, Inc.	3,300	185,955
Philip Morris International, Inc.	39,995	1,740,182
Reynolds American, Inc.	3,278	132,136
UST, Inc.	2,831	196,415

		2,857,013
Trading Companies & Distributors — 0.1%
Fastenal Co.	2,500	87,125
W.W. Grainger, Inc.	1,292	101,861

		188,986
Wireless Telecommunication Services — 0.2%
American Tower Corp., Class A(1)	7,700	225,764
Sprint Nextel Corp.(1)	55,317	101,230

		326,994

Total Common Stocks (Cost $173,291,597)		153,212,051

	Principal Amount	Value
U.S. Government Securities — 0.5%
U.S. Treasury Bills — 0.5%
United States Treasury Bill
0.032% due 2/26/2009(2)	$130,000	$129,994
0.243% due 2/12/2009(2)	25,000	24,993
0.280% due 1/2/2009(2)	230,000	229,998
0.435% due 2/12/2009(2)	80,000	79,959
0.496% due 1/15/2009(2)	50,000	49,990
0.692% due 1/2/2009(2)	50,000	49,999
0.739% due 1/15/2009(2)	80,000	79,977
0.745% due 1/8/2009(2)	100,000	99,986
0.974% due 1/22/2009(2)	25,000	24,986

		769,882

Total U.S. Government Securities (Cost $769,882)		769,882

The accompanying notes are an integral part of these financial statements.

RS S&P 500 Index VIP Series	29

Schedule of Investments – RS S&P 500 Index VIP Series (continued)

December 31, 2008	Principal Amount	Value

Repurchase Agreements — 2.8%
State Street Bank and Trust Co. Repurchase Agreement, 0.01% dated 12/31/2008, maturity value of $4,463,002, due 1/2/2009, collateralized by FHLMC, 4.75%, due 11/17/2015, with a value of $4,554,506	$4,463,000	$4,463,000

Total Repurchase Agreements (Cost $4,463,000)		4,463,000

Total Investments — 99.8% (Cost $178,524,479)		158,444,933

Other Assets, Net — 0.2%		393,485

Total Net Assets — 100.0%		$158,838,418

(1)	Non-income producing security.
(2)	Security is segregated as collateral to cover margin requirements on open futures contracts.
ADR	— American Depositary Receipt.

Description	Number of Contracts	Expiration	Face Value (Thousands)	Unrealized Appreciation
Purchased Futures Contracts
S & P 500 INDEX	23	3/19/2009	$5,176	$115,310

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$153,212,051	$115,310
Level 2 — Significant Other Observable Inputs	5,232,882	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$158,444,933	$115,310

*	Other financial instruments include futures, forwards and swap contracts.

The accompanying notes are an integral part of these financial statements.

30	RS S&P 500 Index VIP Series

Financial Information — RS S&P 500 Index VIP Series

Statement of Assets and Liabilities As of December 31, 2008

Assets
Investments, at value	$158,444,933
Cash and cash equivalents	586
Dividends/interest receivable	368,378
Receivable for fund shares subscribed	108,715
Receivable for variation margin	68,425
Prepaid expenses	7,495

Total Assets	158,998,532

Liabilities
Payable to distributor	37,591
Payable to adviser	35,244
Payable for fund shares redeemed	12,336
Trustees’ deferred compensation	11,437
Accrued administrative service fees	10,936
Accrued shareholder reports expense	10,159
Accrued custodian fees	9,952
Accrued expenses/other liabilities	32,459

Total Liabilities	160,114

Total Net Assets	$158,838,418

Net Assets Consist of:
Paid-in capital	$331,601,799
Distribution in excess of net investment income	(13,156)
Accumulated net realized loss from investments, futures contracts and foreign currency transactions	(152,785,989)
Net unrealized depreciation on investments and futures contracts	(19,964,236)

Total Net Assets	$158,838,418

Investments, at Cost	$178,524,479

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	24,345,371

Net Asset Value Per Share	$6.52

Statement of Operations For the Year Ended December 31, 2008

Investment Income
Dividends	$5,359,550
Interest	87,789
Withholding taxes on foreign dividends	(125)

Total Investment Income	5,447,214

Expenses
Investment advisory fees	593,096
Custodian fees	56,578
Professional fees	45,628
Administrative service fees	40,490
Trademark licensing fee	35,647
Shareholder reports	11,712
Insurance expense	8,994
Trustees’ fees and expenses	6,994
Trademark licensing fee	35,647
Other expenses	26,358

Total Expenses	825,497
Less: Expense reimbursement by distributor	(159,822)
Less: Custody credits	(1,119)

Total Expenses, Net	664,556

Net Investment Income	4,782,658

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized loss from investments	(20,167,433)
Net realized loss from futures contracts	(2,830,777)
Net realized gain from foreign currency transactions	11
Net change in unrealized depreciation on investments	(88,378,874)
Net change in unrealized appreciation on futures contracts	276,790

Net Loss on Investments, Futures Contracts and Foreign Currency Transactions	(111,100,283)

Net Decrease in Net Assets Resulting from Operations	$(106,317,625)

The accompanying notes are an integral part of these financial statements.

RS S&P 500 Index VIP Series	31

Financial Information — RS S&P 500 Index VIP Series (continued)

Statement of Changes in Net Assets

	For the Year Ended 12/31/08	For the Year Ended 12/31/07
Operations
Net investment income	$4,782,658	$4,837,840
Net realized gain/(loss) from investments, futures contracts and foreign currency transactions	(22,998,199)	2,260,748
Net change in unrealized appreciation/(depreciation) on investments and futures contracts	(88,102,084)	6,990,996

Net Increase/(Decrease) in Net Assets Resulting from Operations	(106,317,625)	14,089,584

Distributions to Shareholders
Net investment income	(4,857,394)	(4,914,798)

Total Distributions	(4,857,394)	(4,914,798)

Capital Share Transactions
Proceeds from sales of shares	27,355,671	21,108,628
Reinvestment of distributions	4,857,394	4,914,798
Cost of shares redeemed	(45,136,865)	(20,651,753)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(12,923,800)	5,371,673

Net Increase/(Decrease) in Net Assets	(124,098,819)	14,546,459

Net Assets

Beginning of year	282,937,237	268,390,778

End of year	$158,838,418	$282,937,237

Distributions in Excess of Net Investment Income Included in Net Assets	$(13,156)	$—

Accumulated Undistributed Net Investment Income Included in Net Assets	$—	$38,794

Other Information:

Shares
Sold	3,285,277	1,952,027
Reinvested	760,156	461,483
Redeemed	(6,115,866)	(1,902,682)

Net Increase/(Decrease)	(2,070,433)	510,828

The accompanying notes are an integral part of these financial statements.

32	RS S&P 500 Index VIP Series

(This page intentionally left blank)

RS S&P 500 Index VIP Series	33

Financial Information — RS S&P 500 Index VIP Series (continued)

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Year Ended 12/31/08	$10.71	$0.21	$(4.19)	$(3.98)	$(0.21)	$—	$(0.21)

Year Ended 12/31/07	10.36	0.19	0.35	0.54	(0.19)	—	(0.19)

Year Ended 12/31/06	9.12	0.16	1.24	1.40	(0.16)	—	(0.16)

Year Ended 12/31/05	8.86	0.14	0.26	0.40	(0.14)	—	(0.14)

Year Ended 12/31/04	8.14	0.14	0.72	0.86	(0.14)	—	(0.14)

The accompanying notes are an integral part of these financial statements.

34	RS S&P 500 Index VIP Series

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$ 6.52	(37.16)%	$158,838	0.28%	0.35%	2.02%	1.95%	8%

10.71	5.22%	282,937	0.28%	0.35%	1.72%	1.65%	3%

10.36	15.46%	268,391	0.28%	0.36%	1.72%	1.64%	2%

9.12	4.54%	219,529	0.28%	0.37%	1.61%	1.52%	2%

8.86	10.59%	202,818	0.28%	0.36%	1.75%	1.67%	1%

Distributions reflect actual per-share amounts distributed for the period.

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.

RS S&P 500 Index VIP Series	35

Notes to Financial Statements — RS S&P 500 Index VIP Series

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers seventeen series. RS S&P 500 Index VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting

36	RS S&P 500 Index VIP Series

entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

➢	Level 1 — unadjusted quoted prices in active markets for identical investments

➢

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

➢	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments.  Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Financial Instruments.  Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

RS S&P 500 Index VIP Series	37

Notes to Financial Statements — RS S&P 500 Index VIP Series (continued)

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2008, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2008, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2005 and by state authorities for tax years before 2004.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Futures Contracts

The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

e.  Investment Income

Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f.  Expenses

Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h.  Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income typically at least once each year and any net realized capital gains once each year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

j.  Temporary Borrowings

The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust

38	RS S&P 500 Index VIP Series

Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the year ended December 31, 2008, the Fund did not borrow from the facility.

Note 2.	Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.25%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision and direction of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.2375% of the average daily net assets of the Fund. Payment of the sub-advisory fee does not represent a separate or additional expense to the Fund.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2009, to limit the Fund’s total annual fund operating expenses to 0.28% of the average daily net assets of the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act,

receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee could have elected to defer receipt of all, or a portion, of his/her annual compensation received through December 31, 2008. The amount of the Fund’s deferred compensation obligation to a Trustee was determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee through December 31, 2008. The Fund could have covered its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. The Fund’s liability for deferred compensation to a Trustee was adjusted periodically through December 31, 2008, to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts will remain in the Fund until distributed in accordance with the Plan. Effective October 1, 2008, the Plan was amended such that all deferred amounts will be distributed within 90 days following January 1, 2009. The Plan will terminate after all deferred amounts have been distributed under the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

The tax character of distributions paid to shareholders during the years ended December 31, 2008 and December 31, 2007, was as follows:

Ordinary Income
2008	$4,857,394
2007	4,914,798

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment secu-

RS S&P 500 Index VIP Series	39

Notes to Financial Statements — RS S&P 500 Index VIP Series (continued)

rities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

Capital loss carryovers available to the Fund at December 31, 2008 were as follows:

	Expiring	Amount
	2010	$112,662,870
	2011	11,938,809
	2013	549,960
	2016	7,279,327

Total		$132,430,966

During the year ended December 31, 2008, the Fund did not utilize capital loss carryovers.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency losses realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2008, the Fund elected to defer $12,764,098 in net capital and currency losses.

b.  Tax Basis of Investments

The cost of investments for federal income tax purposes at December 31, 2008, was $186,000,093. The gross unrealized appreciation and depreciation of investments, on a tax basis, at December 31, 2008, aggregated $30,053,187 and $(57,608,347), respectively, resulting in net unrealized depreciation of $(27,555,160).

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $19,120,633 and $36,476,476, respectively, for the year ended December 31, 2008.

b.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5.	New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. The Trust is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

Note 6.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

40	RS S&P 500 Index VIP Series

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of RS S&P 500 Index VIP Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS S&P 500 Index VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights for each of the periods presented through December 31, 2005 were audited by other auditors whose report dated February 8, 2006 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2009

RS Asset Allocation VIP Series	41

Supplemental Information (unaudited)

Approval of Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investment Management Co. LLC (the “disinterested Trustees”), met in person on August 12 - 13, 2008, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing August 31, 2008, for all 17 series of the Trust: RS MidCap Opportunities VIP Series, RS Technology VIP Series, RS Partners VIP Series, RS Value VIP Series, RS Global Natural Resources VIP Series, RS Core Equity VIP Series, RS Small Cap Core Equity VIP Series, and RS Equity Dividend VIP Series (the “RS-Managed Funds”); RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS International Growth VIP Series, RS Emerging Markets VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series (the “Sub-Advised Funds”, and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series; Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, serves as Sub-Adviser to RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-sub-advisory agreements relating to these Funds are also considered

“Sub-Advisory Agreements” and “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion).

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2008 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees considered generally the continuing, favorable interaction of the legacy investment teams at RS Investments and GIS. They also considered improvements in service over the course of the year through realignments of various administrative, accounting, and

42	RS Asset Allocation VIP Series

control functions between the two firms, and were generally satisfied with those services currently being provided by the two firms.

The Trustees considered the fees charged by RS Investments to the Funds under the Investment Advisory Agreements and the fees paid to the various Sub-Advisers under the Sub-Advisory Agreements. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. They also noted that, as to the Sub-Advised Funds, RS Investments pays a large part, in most cases the large majority, of the fees it receives to the Sub-Advisers.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual investment products than in managing private accounts or in sub-advising mutual funds sponsored by others. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and within the same broad range of asset sizes. RS Investments also worked with an independent consultant to the disinterested Trustees in identifying peer groups of mutual funds with respect to each Fund. One of the independent consultants prepared an analysis of comparative management fees and expenses, and discussed his conclusions with the disinterested Trustees. In his report, the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The Chief Compliance Officer noted that the advisory fees for the Funds, although the same as those of the retail versions of the Funds, were relatively high compared to peer variable product funds. He also noted that, although the total expense ratios of the Funds also tended to be higher than those of their peers, it appeared that the differences were generally attributable to the small asset size of the Funds.

The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, due to the fact that the Funds’ custodial fees were relatively high. In the course of their discussions with the Trustees, representatives of RS Investments noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in savings to the Funds in the coming year. The Trustees noted in the course of the discussion that, in a number of cases, especially in respect of variable Funds, the

RS Asset Allocation VIP Series	43

Supplemental Information (unaudited) (continued)

number of peer funds was quite limited, potentially limiting the utility of the data provided.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. The Chief Compliance Officer also noted in his report that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable.

RS Investments also furnished a detailed profitability analysis with respect to each Fund for the year ended December 31, 2007, and for the five months ended May 31, 2008. In his report, the Chief Compliance Officer noted that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the Funds had been less profitable generally than the retail versions of the Funds. The Trustees noted that the range of profitability for the Core Funds, the Growth Funds, and the Value Funds was wide, but that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business. The Trustees also noted that RS Investments’ subadvisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Chief Compliance Officer also noted in his report that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower, with the most profitable Fund being the RS S&P 500 Index VIP Series, which did not have any performance or expense concerns to note.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees also considered a report provided to them by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. In his report, the Chief Compliance Officer noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He also noted RS Investments’ commitment to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it. The Chief Compliance Officer also noted that RS Investments maintains that one of its strengths is the tenure of its investment management teams. He noted, as well, that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience and skills of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’

44	RS Asset Allocation VIP Series

trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that, except as noted below, no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Chief Compliance Officer noted specifically that each of RS Asset Allocation VIP Series and RS High Yield Bond VIP Series had underperformed its peers’ averages for various periods. The Chief Compliance Officer noted that RS High Yield Bond VIP Series had experienced a significant portfolio manager change and that RS Investments was engaging in internal discussions about plans to address the performance concerns of RS Asset Allocation VIP Series.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The

Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments continues to integrate the respective RS and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, particularly with respect to the management of the New York office’s activities by personnel in San Francisco.

➢

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams in order to reduce the compartmentalization of RS Investments.

➢	RS Investments has invested in the firm by working to improve its portfolio management and client service activities, as well as by consulting outside experts about how best to improve the firm.

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary

RS Asset Allocation VIP Series	45

Supplemental Information (unaudited) (continued)

for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2008.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

46	RS Asset Allocation VIP Series

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	39	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	39	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel–Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	39	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	39	Board Member, Boston Stock Exchange Inc.
Gloria S. Nelund, May 1961	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	39	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm; formerly Chairman of EGM Capital, LLC, an investment management firm.	39	None

RS Asset Allocation VIP Series	47

Supplemental Information (unaudited) (continued)

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	39	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	39	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

48	RS Asset Allocation VIP Series

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

†

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.

**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and officers and is available, without charge, upon request by calling 800-221-3253.

RS Asset Allocation VIP Series	49

08	ANNUAL REPORT

RS Variable Products Trust

RS S&P 500 Index VIP Series

12.31.08

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS S&P 500 Index VIP Series

Jonathan C. Jankus, CFA

Jonathan C. Jankus has been a co-portfolio manager of RS S&P 500 Index VIP Series since 1999.* Mr. Jankus joined Guardian Life in 1995, and has been a managing director at Guardian Life since March 1998. He received a B.A. in mathematics from Queens College, an M.S. in investment management from Pace University, an M.S. in computer science from Polytechnic Institute of New York, and an M.A. in mathematics from Columbia University.

Stewart M. Johnson

Stewart M. Johnson has been a co-portfolio manager of RS S&P 500 Index VIP Series since 2004.* Mr. Johnson has been a senior director at Guardian Life since January 2002. Mr. Johnson was second vice president of investment information systems at Guardian Life from December 2000 to January 2002. Mr. Johnson received a B.A. in mathematics from City College of New York.

*	Includes service as a co-portfolio manager of the Fund’s predecessor fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Performance

RS S&P 500 VIP Series returned -37.16% for the twelve-month period ended December 31, 2008. The Fund’s objective is to track the returns of the S&P 500® Index3, a theoretical portfolio of 500 blue-chip stocks, which returned -37.00% over the same period. The Fund slightly outperformed the -37.20% return achieved by the average variable subaccount fund in the Lipper4 universe with an S&P 500® Index objective. The S&P 500® Index is theoretical in the sense that it is computed as though the securities that make up the index were purchased and subsequently rebalanced without any trading costs or fund expenses.

Portfolio Review

Like nearly all equity funds, during the year the Fund was overcome by a bear market of massive proportions. In terms of the size of the decline, one must go back to the much-heralded crash which occurred during the fourth quarter of 1987 to find its match. In terms of volatility, when we look at daily percent price changes over rolling sixty-day periods during the fourth quarter (roughly three months), the experienced annualized standard deviation of returns reached 73%. By the same measure, volatility reached 65% at the peak of the ‘87 crash. More recently, volatility reached 25% following the events of 9/11 and 37% during the year which followed.

RS S&P 500 Index VIP Series	3

RS S&P 500 Index VIP Series (continued)

Outlook

Given the current market volatility, it is almost impossible at times like these to foresee who the eventual winners and losers will be. We will continue to manage the portfolio so as to be substantially fully invested in stocks, attempting to track the performance of the S&P 500® Index and keep trading costs to a minimum.

Sincerely,

Jonathan C. Jankus Co-Portfolio Manager	Stewart M. Johnson Co-Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets.

4	RS S&P 500 Index VIP Series

Total Net Assets: $158,838,418	Data as of December 31, 2008

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Exxon Mobil Corp.	5.07%
The Procter & Gamble Co.	2.26%
General Electric Co.	2.08%
AT&T, Inc.	2.05%
Johnson & Johnson	2.04%
Microsoft Corp.	1.86%
Chevron Corp.	1.86%
Wal-Mart Stores, Inc.	1.53%
Pfizer, Inc.	1.46%
JPMorgan Chase & Co.	1.42%
Total	21.63%

1	The sector allocation represents the Global Industry Classification Standard (GICS), which was developed by Morgan Stanley Capital International (MSCI) and Standard & Poor’s (S&P). The Fund’s holdings are allocated to each sector based on their GICS classification. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4	Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.

RS S&P 500 Index VIP Series	5

RS S&P 500 Index VIP Series (continued)

Performance Update Average Annual Returns as of 12/31/08

	Inception Date	1 Year	3 Year	5 Year	Since Inception
RS S&P 500 Index VIP Series	08/25/99	-37.16%	-8.60%	-2.47%	-3.01%
S&P 500® Index[3]		-37.00%	-8.36%	-2.19%	-2.79%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 08/25/99 in RS S&P 500 Index VIP Series and in the S&P 500® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian VC 500 Index Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.35%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6	RS S&P 500 Index VIP Series

Understanding Your Fund’s Expenses (unaudited)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/08	Ending Account Value 12/31/08	Expenses Paid During Period* 07/01/08-12/31/08	Expense Ratio During Period 07/01/08-12/31/08
Based on Actual Return	$1,000.00	$713.70	$1.21	0.28%
Based on Hypothetical Return (5% return before expenses)	$1,000.00	$1,023.73	$1.43	0.28%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one half-year period).

RS S&P 500 Index VIP Series	7

Schedule of Investments – RS S&P 500 Index VIP Series

December 31, 2008	Shares	Value

Common Stocks — 96.5%
Aerospace & Defense — 2.7%
General Dynamics Corp.	7,696	$443,213
Goodrich Corp.	2,474	91,588
Honeywell International, Inc.	14,504	476,166
L-3 Communications Holdings, Inc.	2,400	177,072
Lockheed Martin Corp.	6,503	546,772
Northrop Grumman Corp.	6,530	294,111
Precision Castparts Corp.	2,700	160,596
Raytheon Co.	8,052	410,974
Rockwell Collins, Inc.	3,136	122,586
The Boeing Co.	14,341	611,931
United Technologies Corp.	18,700	1,002,320

		4,337,329
Air Freight & Logistics — 1.1%
C.H. Robinson Worldwide, Inc.	3,300	181,599
Expeditors International of Washington, Inc.	4,200	139,734
FedEx Corp.	5,994	384,515
United Parcel Service, Inc., Class B	19,559	1,078,875

		1,784,723
Airlines — 0.1%
Southwest Airlines Co.	14,199	122,395

		122,395
Auto Components — 0.2%
Johnson Controls, Inc.	11,464	208,186
The Goodyear Tire & Rubber Co.(1)	4,722	28,191

		236,377
Automobiles — 0.1%
Ford Motor Co.(1)	43,844	100,403
General Motors Corp.	11,834	37,869
Harley-Davidson, Inc.	4,521	76,721

		214,993
Beverages — 2.5%
Brown-Forman Corp., Class B	1,957	100,766
Coca-Cola Enterprises, Inc.	6,224	74,875
Constellation Brands, Inc., Class A(1)	3,700	58,349
Dr. Pepper Snapple Group, Inc.(1)	4,900	79,625
Molson Coors Brewing Co., Class B	2,982	145,879
Pepsi Bottling Group, Inc.	2,664	59,967
PepsiCo, Inc.	30,371	1,663,420
The Coca-Cola Co.	38,564	1,745,792

		3,928,673
Biotechnology — 2.1%
Amgen, Inc.(1)	20,517	1,184,857
Biogen Idec, Inc.(1)	5,654	269,300
Celgene Corp.(1)	8,800	486,464
Cephalon, Inc.(1)	1,400	107,856
Genzyme Corp.(1)	5,305	352,093
Gilead Sciences, Inc.(1)	17,900	915,406

		3,315,976
Building Products — 0.1%
Masco Corp.	7,020	78,133

		78,133

December 31, 2008	Shares	Value

Capital Markets — 1.9%
American Capital Ltd.	4,000	$12,960
Ameriprise Financial, Inc.	4,167	97,341
E*TRADE Financial Corp.(1)	10,500	12,075
Federated Investors, Inc., Class B	1,739	29,493
Franklin Resources, Inc.	2,987	190,511
Invesco Ltd.	7,500	108,300
Janus Capital Group, Inc.	3,126	25,102
Legg Mason, Inc.	2,800	61,348
Merrill Lynch & Co., Inc.	29,764	346,453
Morgan Stanley	21,483	344,587
Northern Trust Corp.	4,263	222,273
State Street Corp.	8,370	329,192
T. Rowe Price Group, Inc.	5,016	177,767
The Charles Schwab Corp.	18,077	292,305
The Goldman Sachs Group, Inc.	8,402	709,045

		2,958,752
Chemicals — 1.7%
Air Products & Chemicals, Inc.	4,069	204,549
CF Industries Holdings, Inc.	1,100	54,076
E.I. du Pont de Nemours & Co.	17,505	442,876
Eastman Chemical Co.	1,456	46,170
Ecolab, Inc.	3,404	119,651
International Flavors & Fragrances, Inc.	1,417	42,113
Monsanto Co.	10,714	753,730
PPG Industries, Inc.	3,195	135,564
Praxair, Inc.	6,083	361,087
Rohm and Haas Co.	2,388	147,554
Sigma-Aldrich Corp.	2,502	105,684
The Dow Chemical Co.	17,942	270,745

		2,683,799
Commercial Banks — 3.4%
Bank of New York Mellon Corp.	22,207	629,124
BB&T Corp.	10,634	292,010
Comerica, Inc.	2,964	58,835
Fifth Third Bancorp	11,254	92,958
First Horizon National Corp.	4,099	43,324
Huntington Bancshares, Inc.	7,098	54,371
KeyCorp	9,542	81,298
M&T Bank Corp.	1,500	86,115
Marshall & Ilsley Corp.	4,996	68,145
National City Corp.	40,547	73,390
PNC Financial Services Group, Inc.	6,705	328,545
Regions Financial Corp.	13,427	106,879
SunTrust Banks, Inc.	6,823	201,551
U.S. Bancorp	33,797	845,263
Wachovia Corp.	41,913	232,198
Wells Fargo & Co.	72,110	2,125,803
Zions Bancorporation	2,172	53,236

		5,373,045
Commercial Services & Supplies — 0.6%
Avery Dennison Corp.	2,079	68,046
Cintas Corp.	2,641	61,351
Equifax, Inc.	2,450	64,974
Monster Worldwide, Inc.(1)	2,470	29,862
Pitney Bowes, Inc.	4,065	103,576
R.R. Donnelley & Sons Co.	4,095	55,610
Republic Services, Inc.	3,470	86,021

The accompanying notes are an integral part of these financial statements.

8	RS S&P 500 Index VIP Series

December 31, 2008	Shares	Value

Commercial Services & Supplies (continued)
Robert Half International, Inc.	3,019	$62,856
Stericycle, Inc.(1)	1,600	83,328
The Dun & Bradstreet Corp.	1,100	84,920
Waste Management, Inc.	9,722	322,187

		1,022,731
Communications Equipment — 2.4%
Ciena Corp.(1)	1,754	11,752
Cisco Systems, Inc.(1)	114,663	1,869,007
Corning, Inc.	30,563	291,265
Harris Corp.	2,600	98,930
JDS Uniphase Corp.(1)	4,232	15,447
Juniper Networks, Inc.(1)	10,500	183,855
Motorola, Inc.	44,005	194,942
QUALCOMM, Inc.	31,768	1,138,248
Tellabs, Inc.(1)	7,653	31,530

		3,834,976
Computers & Peripherals — 4.1%
Apple, Inc.(1)	17,233	1,470,837
Dell, Inc.(1)	33,843	346,552
EMC Corp.(1)	40,171	420,590
Hewlett-Packard Co.	47,501	1,723,811
International Business Machines Corp.	26,322	2,215,259
Lexmark International Group, Inc., Class A(1)	1,604	43,148
NetApp, Inc.(1)	6,333	88,472
QLogic Corp.(1)	2,594	34,863
SanDisk Corp.(1)	4,400	42,240
Sun Microsystems, Inc.(1)	14,658	55,994
Teradata Corp.(1)	3,432	50,897

		6,492,663
Construction & Engineering — 0.2%
Fluor Corp.	3,512	157,583
Jacobs Engineering Group, Inc.(1)	2,400	115,440

		273,023
Construction Materials — 0.1%
Vulcan Materials Co.	2,118	147,370

		147,370
Consumer Finance — 0.5%
American Express Co.	22,537	418,061
Capital One Financial Corp.	7,340	234,073
Discover Financial Services	9,291	88,543
SLM Corp.(1)	9,086	80,866

		821,543
Containers & Packaging — 0.1%
Ball Corp.	1,898	78,938
Bemis Co., Inc.	1,884	44,613
Pactiv Corp.(1)	2,370	58,966
Sealed Air Corp.	3,110	46,463

		228,980
Distributors — 0.1%
Genuine Parts Co.	3,113	117,858

		117,858
Diversified Consumer Services — 0.2%
Apollo Group, Inc., Class A(1)	2,058	157,684
H & R Block, Inc.	6,418	145,817

		303,501

December 31, 2008	Shares	Value

Diversified Financial Services — 3.2%
Bank of America Corp.	97,342	$1,370,575
CIT Group, Inc.	5,500	24,970
Citigroup, Inc.	105,638	708,831
CME Group, Inc.	1,300	270,543
IntercontinentalExchange, Inc.(1)	1,500	123,660
JPMorgan Chase & Co.	71,511	2,254,742
Leucadia National Corp.(1)	3,400	67,320
Moody’s Corp.	3,848	77,306
NYSE Euronext	5,200	142,376
The NASDAQ OMX Group, Inc.(1)	2,600	64,246

		5,104,569
Diversified Telecommunication Services — 3.5%
AT&T, Inc.	114,288	3,257,208
CenturyTel, Inc.	2,022	55,261
Embarq Corp.	2,740	98,530
Frontier Communications Corp.	6,121	53,498
Qwest Communications International, Inc.	28,777	104,748
Verizon Communications, Inc.	55,236	1,872,501
Windstream Corp.	8,629	79,387

		5,521,133
Electric Utilities — 3.1%
Allegheny Energy, Inc.	3,280	111,061
Ameren Corp.	4,115	136,865
American Electric Power, Inc.	7,774	258,719
CenterPoint Energy, Inc.	6,648	83,898
CMS Energy Corp.	4,352	43,999
Consolidated Edison, Inc.	5,364	208,820
Dominion Resources, Inc.	11,214	401,910
DTE Energy Co.	3,105	110,755
Duke Energy Corp.	24,702	370,777
Edison International	6,273	201,489
Entergy Corp.	3,752	311,904
Exelon Corp.	12,756	709,361
FirstEnergy Corp.	5,851	284,242
FPL Group, Inc.	7,912	398,211
Pepco Holdings, Inc.	4,200	74,592
Pinnacle West Capital Corp.	1,950	62,653
PPL Corp.	7,316	224,528
Progress Energy, Inc.	5,078	202,358
Southern Co.	15,084	558,108
TECO Energy, Inc.	4,088	50,487
Xcel Energy, Inc.	8,753	162,368

		4,967,105
Electrical Equipment — 0.5%
Cooper Industries Ltd., Class A	3,388	99,031
Emerson Electric Co.	14,990	548,784
Rockwell Automation, Inc.	2,831	91,272

		739,087
Electronic Equipment & Instruments — 0.3%
Agilent Technologies, Inc.(1)	6,969	108,925
Amphenol Corp., Class A	3,400	81,532
Jabil Circuit, Inc.	4,156	28,053
Molex, Inc.	2,794	40,485
Tyco Electronics Ltd.	9,194	149,035

		408,030

The accompanying notes are an integral part of these financial statements.

RS S&P 500 Index VIP Series	9

Schedule of Investments – RS S&P 500 Index VIP Series (continued)

December 31, 2008	Shares	Value

Energy Equipment & Services — 1.7%
Baker Hughes, Inc.	6,015	$192,901
BJ Services Co.	5,688	66,379
Cameron International Corp.(1)	4,200	86,100
ENSCO International, Inc.	2,800	79,492
Halliburton Co.	16,990	308,878
Nabors Industries Ltd.(1)	5,420	64,877
National-Oilwell Varco, Inc.(1)	8,100	197,964
Noble Corp.	5,214	115,177
Rowan Cos., Inc.	2,114	33,613
Schlumberger Ltd.	23,258	984,511
Smith International, Inc.	4,200	96,138
Transocean Ltd.(1)	6,166	291,344
Weatherford International Ltd.(1)	13,200	142,824

		2,660,198
Food & Staples Retailing — 3.2%
Costco Wholesale Corp.	8,457	443,993
CVS Caremark Corp.	27,888	801,501
Safeway, Inc.	8,470	201,332
SUPERVALU, Inc.	4,107	59,962
Sysco Corp.	11,794	270,554
The Kroger Co.	12,896	340,583
Wal-Mart Stores, Inc.	43,482	2,437,601
Walgreen Co.	19,180	473,171
Whole Foods Market, Inc.	2,700	25,488

		5,054,185
Food Products — 1.8%
Archer-Daniels-Midland Co.	12,488	360,029
Campbell Soup Co.	4,264	127,963
ConAgra Foods, Inc.	8,785	144,952
Dean Foods Co.(1)	2,900	52,113
General Mills, Inc.	6,525	396,394
H.J. Heinz Co.	6,112	229,811
Kellogg Co.	4,892	214,514
Kraft Foods, Inc., Class A	29,545	793,283
McCormick & Co., Inc.	2,628	83,728
Sara Lee Corp.	13,596	133,105
The Hershey Co.	3,075	106,826
The J.M. Smucker Co.	2,300	99,728
Tyson Foods, Inc., Class A	5,800	50,808

		2,793,254
Gas Utilities — 0.1%
Integrys Energy Group, Inc.	1,499	64,427
Nicor, Inc.	938	32,586
Questar Corp.	3,400	111,146

		208,159
Health Care Equipment & Supplies — 2.1%
Baxter International, Inc.	12,186	653,048
Becton, Dickinson and Co.	4,739	324,100
Boston Scientific Corp.(1)	29,119	225,381
C.R. Bard, Inc.	1,891	159,336
Covidien Ltd.	9,794	354,935
DENTSPLY International, Inc.	2,900	81,896
Hospira, Inc.(1)	3,097	83,062
Intuitive Surgical, Inc.(1)	800	101,592
Medtronic, Inc.	21,940	689,355

December 31, 2008	Shares	Value

Health Care Equipment & Supplies (continued)
St. Jude Medical, Inc.(1)	6,590	$217,206
Stryker Corp.	4,812	192,239
Varian Medical Systems, Inc.(1)	2,400	84,096
Zimmer Holdings, Inc.(1)	4,370	176,635

		3,342,881
Health Care Providers & Services — 2.0%
Aetna, Inc.	9,092	259,122
AmerisourceBergen Corp.	3,126	111,473
Cardinal Health, Inc.	6,968	240,187
CIGNA Corp.	5,288	89,103
Coventry Health Care, Inc.(1)	2,850	42,408
DaVita, Inc.(1)	2,100	104,097
Express Scripts, Inc.(1)	4,776	262,584
Humana, Inc.(1)	3,235	120,601
Laboratory Corp. of America Holdings(1)	2,200	141,702
McKesson Corp.	5,359	207,554
Medco Health Solutions, Inc.(1)	9,768	409,377
Patterson Companies, Inc.(1)	1,700	31,875
Quest Diagnostics, Inc.	2,996	155,522
Tenet Healthcare Corp.(1)	8,110	9,327
UnitedHealth Group, Inc.	23,600	627,760
WellPoint, Inc.(1)	9,906	417,340

		3,230,032
Health Care Technology — 0.0%
IMS Health, Inc.	3,544	53,727

		53,727
Hotels, Restaurants & Leisure — 1.5%
Carnival Corp.	8,427	204,945
Darden Restaurants, Inc.	2,762	77,833
International Game Technology	5,984	71,150
Marriott International, Inc., Class A	5,732	111,487
McDonald’s Corp.	21,761	1,353,317
Starbucks Corp.(1)	14,164	133,991
Starwood Hotels & Resorts Worldwide, Inc.	3,598	64,404
Wyndham Worldwide Corp.	3,397	22,250
Wynn Resorts Ltd.(1)	1,200	50,712
Yum! Brands, Inc.	9,046	284,949

		2,375,038
Household Durables — 0.4%
Black & Decker Corp.	1,205	50,381
Centex Corp.	2,442	25,983
D.R. Horton, Inc.	5,400	38,178
Fortune Brands, Inc.	2,945	121,569
Harman International Industries, Inc.	1,100	18,403
KB HOME	1,490	20,294
Leggett & Platt, Inc.	2,928	44,476
Lennar Corp., Class A	2,700	23,409
Newell Rubbermaid, Inc.	5,396	52,773
Pulte Homes, Inc.	4,160	45,469
Snap-On, Inc.	1,073	42,255
The Stanley Works	1,581	53,912
Whirlpool Corp.	1,459	60,330

		597,432

The accompanying notes are an integral part of these financial statements.

10	RS S&P 500 Index VIP Series

December 31, 2008	Shares	Value

Household Products — 3.0%
Clorox Co.	2,645	$146,956
Colgate-Palmolive Co.	9,818	672,926
Kimberly-Clark Corp.	8,029	423,449
The Procter & Gamble Co.	58,062	3,589,393

		4,832,724
Independent Power Producers & Energy Traders — 0.1%
Constellation Energy Group	3,444	86,410
Dynegy, Inc., Class A(1)	9,836	19,672
The AES Corp.(1)	13,081	107,787

		213,869
Industrial Conglomerates — 2.7%
3M Co.	13,594	782,199
General Electric Co.	203,651	3,299,146
Textron, Inc.	4,832	67,020
Tyco International Ltd.	9,194	198,590

		4,346,955
Information Technology Services — 0.9%
Affiliated Computer Services, Inc., Class A(1)	1,900	87,305
Automatic Data Processing, Inc.	9,813	386,043
Cognizant Technology Solutions Corp., Class A(1)	5,700	102,942
Computer Sciences Corp.(1)	2,966	104,225
Convergys Corp.(1)	2,290	14,679
Fidelity National Information Services, Inc.	3,700	60,199
Fiserv, Inc.(1)	3,175	115,475
MasterCard, Inc., Class A	1,400	200,102
Paychex, Inc.	6,197	162,857
Total System Services, Inc.	3,864	54,096
Western Union Co.	14,129	202,610

		1,490,533
Insurance — 2.6%
AFLAC, Inc.	9,197	421,591
American International Group, Inc.	52,103	81,802
Aon Corp.	5,408	247,037
Assurant, Inc.	2,300	69,000
Cincinnati Financial Corp.	3,175	92,297
Genworth Financial, Inc., Class A	8,300	23,489
Lincoln National Corp.	4,946	93,183
Loews Corp.	7,063	199,530
Marsh & McLennan Cos., Inc.	9,951	241,511
MBIA, Inc.(1)	3,800	15,466
MetLife, Inc.	14,772	514,952
Principal Financial Group, Inc.	4,988	112,579
Prudential Financial, Inc.	8,277	250,462
The Allstate Corp.	10,499	343,947
The Chubb Corp.	7,036	358,836
The Hartford Financial Services Group, Inc.	5,790	95,072
The Progressive Corp.	13,124	194,366
The Travelers Cos., Inc.	11,398	515,190
Torchmark Corp.	1,782	79,655
Unum Group	6,710	124,806
XL Capital Ltd., Class A	6,456	23,887

		4,098,658

December 31, 2008	Shares	Value

Internet & Catalog Retail — 0.2%
Amazon.com, Inc.(1)	6,200	$317,936

		317,936
Internet Software & Services — 1.4%
Akamai Technologies, Inc.(1)	3,300	49,797
eBay, Inc.(1)	21,234	296,427
Expedia, Inc.(1)	4,100	33,784
Google, Inc., Class A(1)	4,600	1,415,190
VeriSign, Inc.(1)	3,800	72,504
Yahoo! Inc.(1)	26,876	327,887

		2,195,589
Leisure Equipment & Products — 0.1%
Eastman Kodak Co.	5,163	33,973
Hasbro, Inc.	2,489	72,604
Mattel, Inc.	6,933	110,928

		217,505
Life Sciences Tools & Services — 0.3%
Life Technologies Corp.(1)	3,406	79,394
Millipore Corp.(1)	1,123	57,857
PerkinElmer, Inc.	2,370	32,967
Thermo Fisher Scientific, Inc.(1)	8,090	275,626
Waters Corp.(1)	1,962	71,907

		517,751
Machinery — 1.6%
Caterpillar, Inc.	11,794	526,838
Cummins, Inc.	3,972	106,172
Danaher Corp.	4,966	281,125
Deere & Co.	8,332	319,282
Dover Corp.	3,632	119,566
Eaton Corp.	3,246	161,359
Flowserve Corp.	1,100	56,650
Illinois Tool Works, Inc.	7,808	273,670
Ingersoll-Rand Co. Ltd., Class A	6,204	107,639
ITT Corp.	3,542	162,897
PACCAR, Inc.	7,009	200,457
Pall Corp.	2,332	66,299
Parker Hannifin Corp.	3,247	138,127
The Manitowoc Co., Inc.	2,500	21,650

		2,541,731
Media — 2.5%
CBS Corp., Class B	13,137	107,592
Comcast Corp., Class A	56,632	955,948
Gannett Co., Inc.	4,413	35,304
Meredith Corp.	742	12,703
News Corp., Class A	44,600	405,414
Omnicom Group, Inc.	6,222	167,496
Scripps Networks Interactive, Inc., Class A	1,800	39,600
The DIRECTV Group, Inc.(1)	10,500	240,555
The Interpublic Group of Companies, Inc.(1)	9,203	36,444
The McGraw-Hill Companies, Inc.	6,124	142,016
The New York Times Co., Class A	2,273	16,661
The Walt Disney Co.	36,416	826,279
The Washington Post Co., Class B	123	48,001
Time Warner, Inc.	69,524	699,411
Viacom, Inc., Class B(1)	12,037	229,425

		3,962,849

The accompanying notes are an integral part of these financial statements.

RS S&P 500 Index VIP Series	11

Schedule of Investments – RS S&P 500 Index VIP Series (continued)

December 31, 2008	Shares	Value

Metals & Mining — 0.7%
AK Steel Holding Corp.	2,200	$20,504
Alcoa, Inc.	15,825	178,190
Allegheny Technologies, Inc.	2,006	51,213
Freeport-McMoran Copper & Gold, Inc., Class B	7,403	180,929
Newmont Mining Corp.	8,904	362,393
Nucor Corp.	6,122	282,836
Titanium Metals Corp.	1,700	14,977
United States Steel Corp.	2,288	85,114

		1,176,156
Multi-Utilities — 0.6%
NiSource, Inc.	5,393	59,161
PG&E Corp.	6,980	270,196
Public Service Enterprise Group, Inc.	9,868	287,850
Sempra Energy	4,794	204,368
Wisconsin Energy Corp.	2,400	100,752

		922,327
Multiline Retail — 0.7%
Big Lots, Inc.(1)	1,634	23,677
Family Dollar Stores, Inc.	2,692	70,180
J.C. Penney Co., Inc.	4,298	84,671
Kohl’s Corp.(1)	5,913	214,051
Macy’s, Inc.	8,094	83,773
Nordstrom, Inc.	3,140	41,793
Sears Holdings Corp.(1)	1,111	43,185
Target Corp.	14,646	505,726

		1,067,056
Office Electronics — 0.1%
Xerox Corp.	16,891	134,621

		134,621
Oil, Gas & Consumable Fuels — 11.4%
Anadarko Petroleum Corp.	9,086	350,265
Apache Corp.	6,496	484,147
Cabot Oil & Gas Corp.	2,000	52,000
Chesapeake Energy Corp.	10,100	163,317
Chevron Corp.	39,919	2,952,808
ConocoPhillips	29,435	1,524,733
CONSOL Energy, Inc.	3,600	102,888
Devon Energy Corp.	8,598	564,975
El Paso Corp.	13,590	106,410
EOG Resources, Inc.	4,845	322,580
Exxon Mobil Corp.	100,802	8,047,024
Hess Corp.	5,521	296,146
Marathon Oil Corp.	13,696	374,723
Massey Energy Co.	1,700	23,443
Murphy Oil Corp.	3,700	164,095
Noble Energy, Inc.	3,400	167,348
Occidental Petroleum Corp.	15,858	951,321
Peabody Energy Corp.	5,300	120,575
Pioneer Natural Resources Co.	2,300	37,214
Range Resources Corp.	3,000	103,170
Southwestern Energy Co.(1)	6,700	194,099
Spectra Energy Corp.	11,951	188,109
Sunoco, Inc.	2,232	97,003
Tesoro Corp.	2,700	35,559
Valero Energy Corp.	10,100	218,564
Williams Companies, Inc.	11,215	162,393
XTO Energy, Inc.	10,641	375,308

		18,180,217

December 31, 2008	Shares	Value

Paper & Forest Products — 0.2%
International Paper Co.	8,305	$97,999
MeadWestvaco Corp.	3,290	36,815
Weyerhaeuser Co.	4,110	125,807

		260,621
Personal Products — 0.2%
Avon Products, Inc.	8,296	199,353
Estee Lauder Companies, Inc., Class A	2,300	71,208

		270,561
Pharmaceuticals — 7.7%
Abbott Laboratories	29,789	1,589,839
Allergan, Inc.	5,926	238,936
Bristol-Myers Squibb Co.	38,437	893,660
Eli Lilly & Co.	19,439	782,809
Forest Laboratories, Inc.(1)	5,879	149,738
Johnson & Johnson	54,154	3,240,034
King Pharmaceuticals, Inc.(1)	4,945	52,516
Merck & Co., Inc.	41,558	1,263,363
Mylan, Inc.(1)	5,900	58,351
Pfizer, Inc.	130,803	2,316,521
Schering-Plough Corp.	31,620	538,489
Teva Pharmaceutical Industries Ltd., ADR	1,317	56,070
Watson Pharmaceuticals, Inc.(1)	1,956	51,971
Wyeth	25,869	970,346

		12,202,643
Real Estate Investment Trusts — 0.9%
Apartment Investment & Management Co., Class A	1,911	22,072
AvalonBay Communities, Inc.	1,500	90,870
Boston Properties, Inc.	2,300	126,500
Developers Diversified Realty Corp.	2,300	11,224
Equity Residential	5,321	158,672
HCP, Inc.	4,900	136,073
Host Hotels & Resorts, Inc.	10,100	76,457
Kimco Realty Corp.	4,400	80,432
Plum Creek Timber Co., Inc.	3,362	116,796
ProLogis	5,092	70,728
Public Storage, Inc.	2,400	190,800
Simon Property Group, Inc.	4,402	233,878
Vornado Realty Trust	2,700	162,945

		1,477,447
Real Estate Management & Development — 0.0%
CB Richard Ellis Group, Inc., Class A(1)	4,200	18,144

		18,144
Road & Rail — 1.0%
Burlington Northern Santa Fe Corp.	5,461	413,452
CSX Corp.	7,868	255,474
Norfolk Southern Corp.	7,329	344,830
Ryder System, Inc.	1,130	43,821
Union Pacific Corp.	9,884	472,455

		1,530,032

The accompanying notes are an integral part of these financial statements.

12	RS S&P 500 Index VIP Series

December 31, 2008	Shares	Value

Semiconductors & Semiconductor Equipment — 2.1%
Advanced Micro Devices, Inc.(1)	11,702	$25,276
Altera Corp.	5,790	96,751
Analog Devices, Inc.	5,627	107,025
Applied Materials, Inc.	26,109	264,484
Broadcom Corp., Class A(1)	8,544	144,992
Intel Corp.	109,153	1,600,183
KLA-Tencor Corp.	3,328	72,517
Linear Technology Corp.	4,247	93,944
LSI Corp.(1)	12,461	40,997
MEMC Electronic Materials, Inc.(1)	4,400	62,832
Microchip Technology, Inc.	3,600	70,308
Micron Technology, Inc.(1)	14,828	39,146
National Semiconductor Corp.	3,858	38,850
Novellus Systems, Inc.(1)	1,970	24,310
NVIDIA Corp.(1)	10,861	87,648
Teradyne, Inc.(1)	3,377	14,251
Texas Instruments, Inc.	25,480	395,449
Xilinx, Inc.	5,430	96,763

		3,275,726
Software — 3.5%
Adobe Systems, Inc.(1)	10,254	218,308
Autodesk, Inc.(1)	4,416	86,774
BMC Software, Inc.(1)	3,706	99,728
CA, Inc.	7,655	141,847
Citrix Systems, Inc.(1)	3,516	82,872
Compuware Corp.(1)	4,922	33,223
Electronic Arts, Inc.(1)	6,200	99,448
Intuit, Inc.(1)	6,230	148,212
Microsoft Corp.	152,365	2,961,976
Novell, Inc.(1)	6,729	26,176
Oracle Corp.(1)	76,111	1,349,448
Salesforce.com, Inc.(1)	2,000	64,020
Symantec Corp.(1)	16,273	220,011

		5,532,043
Specialty Retail — 1.7%
Abercrombie & Fitch Co., Class A	1,700	39,219
AutoNation, Inc.(1)	2,100	20,748
AutoZone, Inc.(1)	774	107,950
Bed, Bath & Beyond, Inc.(1)	5,064	128,727
Best Buy Co., Inc.	6,540	183,839
GameStop Corp., Class A(1)	3,200	69,312
Limited Brands, Inc.	5,595	56,174
Lowe’s Cos., Inc.	28,468	612,631
Office Depot, Inc.(1)	5,324	15,866
RadioShack Corp.	2,565	30,626
Staples, Inc.	13,790	247,117
The Gap, Inc.	9,114	122,036
The Home Depot, Inc.	32,930	758,049
The Sherwin-Williams Co.	1,951	116,572
The TJX Cos., Inc.	8,072	166,041
Tiffany & Co.	2,379	56,216

		2,731,123

December 31, 2008	Shares	Value

Textiles, Apparel & Luxury Goods — 0.4%
Coach, Inc.(1)	6,500	$135,005
Jones Apparel Group, Inc.	1,627	9,534
NIKE, Inc., Class B	7,616	388,416
Polo Ralph Lauren Corp.	1,200	54,492
VF Corp.	1,636	89,604

		677,051
Thrifts & Mortgage Finance — 0.2%
Hudson City Bancorp, Inc.	10,200	162,792
People’s United Financial, Inc.	6,800	121,244
Sovereign Bancorp, Inc.(1)	10,565	31,484

		315,520
Tobacco — 1.8%
Altria Group, Inc.	39,995	602,325
Lorillard, Inc.	3,300	185,955
Philip Morris International, Inc.	39,995	1,740,182
Reynolds American, Inc.	3,278	132,136
UST, Inc.	2,831	196,415

		2,857,013
Trading Companies & Distributors — 0.1%
Fastenal Co.	2,500	87,125
W.W. Grainger, Inc.	1,292	101,861

		188,986
Wireless Telecommunication Services — 0.2%
American Tower Corp., Class A(1)	7,700	225,764
Sprint Nextel Corp.(1)	55,317	101,230

		326,994

Total Common Stocks (Cost $173,291,597)		153,212,051

	Principal Amount	Value
U.S. Government Securities — 0.5%
U.S. Treasury Bills — 0.5%
United States Treasury Bill
0.032% due 2/26/2009(2)	$130,000	$129,994
0.243% due 2/12/2009(2)	25,000	24,993
0.280% due 1/2/2009(2)	230,000	229,998
0.435% due 2/12/2009(2)	80,000	79,959
0.496% due 1/15/2009(2)	50,000	49,990
0.692% due 1/2/2009(2)	50,000	49,999
0.739% due 1/15/2009(2)	80,000	79,977
0.745% due 1/8/2009(2)	100,000	99,986
0.974% due 1/22/2009(2)	25,000	24,986

		769,882

Total U.S. Government Securities (Cost $769,882)		769,882

The accompanying notes are an integral part of these financial statements.

RS S&P 500 Index VIP Series	13

Schedule of Investments – RS S&P 500 Index VIP Series (continued)

December 31, 2008	Principal Amount	Value

Repurchase Agreements — 2.8%
State Street Bank and Trust Co. Repurchase Agreement, 0.01% dated 12/31/2008, maturity value of $4,463,002, due 1/2/2009, collateralized by FHLMC, 4.75%, due 11/17/2015, with a value of $4,554,506	$4,463,000	$4,463,000

Total Repurchase Agreements (Cost $4,463,000)		4,463,000

Total Investments — 99.8% (Cost $178,524,479)		158,444,933

Other Assets, Net — 0.2%		393,485

Total Net Assets — 100.0%		$158,838,418

(1)	Non-income producing security.
(2)	Security is segregated as collateral to cover margin requirements on open futures contracts.
ADR	— American Depositary Receipt.

Description	Number of Contracts	Expiration	Face Value (Thousands)	Unrealized Appreciation
Purchased Futures Contracts
S & P 500 INDEX	23	3/19/2009	$5,176	$115,310

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$153,212,051	$115,310
Level 2 — Significant Other Observable Inputs	5,232,882	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$158,444,933	$115,310

*	Other financial instruments include futures, forwards and swap contracts.

The accompanying notes are an integral part of these financial statements.

14	RS S&P 500 Index VIP Series

Financial Information — RS S&P 500 Index VIP Series

Statement of Assets and Liabilities As of December 31, 2008

Assets
Investments, at value	$158,444,933
Cash and cash equivalents	586
Dividends/interest receivable	368,378
Receivable for fund shares subscribed	108,715
Receivable for variation margin	68,425
Prepaid expenses	7,495

Total Assets	158,998,532

Liabilities
Payable to distributor	37,591
Payable to adviser	35,244
Payable for fund shares redeemed	12,336
Trustees’ deferred compensation	11,437
Accrued administrative service fees	10,936
Accrued shareholder reports expense	10,159
Accrued custodian fees	9,952
Accrued expenses/other liabilities	32,459

Total Liabilities	160,114

Total Net Assets	$158,838,418

Net Assets Consist of:
Paid-in capital	$331,601,799
Distribution in excess of net investment income	(13,156)
Accumulated net realized loss from investments, futures contracts and foreign currency transactions	(152,785,989)
Net unrealized depreciation on investments and futures contracts	(19,964,236)

Total Net Assets	$158,838,418

Investments, at Cost	$178,524,479

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	24,345,371

Net Asset Value Per Share	$6.52

Statement of Operations For the Year Ended December 31, 2008

Investment Income
Dividends	$5,359,550
Interest	87,789
Withholding taxes on foreign dividends	(125)

Total Investment Income	5,447,214

Expenses
Investment advisory fees	593,096
Custodian fees	56,578
Professional fees	45,628
Administrative service fees	40,490
Trademark licensing fee	35,647
Shareholder reports	11,712
Insurance expense	8,994
Trustees’ fees and expenses	6,994
Other expenses	26,358

Total Expenses	825,497
Less: Expense reimbursement by distributor	(159,822)
Less: Custody credits	(1,119)

Total Expenses, Net	664,556

Net Investment Income	4,782,658

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized loss from investments	(20,167,433)
Net realized loss from futures contracts	(2,830,777)
Net realized gain from foreign currency transactions	11
Net change in unrealized depreciation on investments	(88,378,874)
Net change in unrealized appreciation on futures contracts	276,790

Net Loss on Investments, Futures Contracts and Foreign Currency Transactions	(111,100,283)

Net Decrease in Net Assets Resulting from Operations	$(106,317,625)

The accompanying notes are an integral part of these financial statements.

RS S&P 500 Index VIP Series	15

Financial Information — RS S&P 500 Index VIP Series (continued)

Statement of Changes in Net Assets

	For the Year Ended 12/31/08	For the Year Ended 12/31/07
Operations
Net investment income	$4,782,658	$4,837,840
Net realized gain/(loss) from investments, futures contracts and foreign currency transactions	(22,998,199)	2,260,748
Net change in unrealized appreciation/(depreciation) on investments and futures contracts	(88,102,084)	6,990,996

Net Increase/(Decrease) in Net Assets Resulting from Operations	(106,317,625)	14,089,584

Distributions to Shareholders
Net investment income	(4,857,394)	(4,914,798)

Total Distributions	(4,857,394)	(4,914,798)

Capital Share Transactions
Proceeds from sales of shares	27,355,671	21,108,628
Reinvestment of distributions	4,857,394	4,914,798
Cost of shares redeemed	(45,136,865)	(20,651,753)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(12,923,800)	5,371,673

Net Increase/(Decrease) in Net Assets	(124,098,819)	14,546,459

Net Assets

Beginning of year	282,937,237	268,390,778

End of year	$158,838,418	$282,937,237

Distributions in Excess of Net Investment Income Included in Net Assets	$(13,156)	$—

Accumulated Undistributed Net Investment Income Included in Net Assets	$—	$38,794

Other Information:

Shares
Sold	3,285,277	1,952,027
Reinvested	760,156	461,483
Redeemed	(6,115,866)	(1,902,682)

Net Increase/(Decrease)	(2,070,433)	510,828

The accompanying notes are an integral part of these financial statements.

16	RS S&P 500 Index VIP Series

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RS S&P 500 Index VIP Series	17

Financial Information — RS S&P 500 Index VIP Series (continued)

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Year Ended 12/31/08	$10.71	$0.21	$(4.19)	$(3.98)	$(0.21)	$—	$(0.21)

Year Ended 12/31/07	10.36	0.19	0.35	0.54	(0.19)	—	(0.19)

Year Ended 12/31/06	9.12	0.16	1.24	1.40	(0.16)	—	(0.16)

Year Ended 12/31/05	8.86	0.14	0.26	0.40	(0.14)	—	(0.14)

Year Ended 12/31/04	8.14	0.14	0.72	0.86	(0.14)	—	(0.14)

The accompanying notes are an integral part of these financial statements.

18	RS S&P 500 Index VIP Series

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$6.52	(37.16)%	$158,838	0.28%	0.35%	2.02%	1.95%	8%

10.71	5.22%	282,937	0.28%	0.35%	1.72%	1.65%	3%

10.36	15.46%	268,391	0.28%	0.36%	1.72%	1.64%	2%

9.12	4.54%	219,529	0.28%	0.37%	1.61%	1.52%	2%

8.86	10.59%	202,818	0.28%	0.36%	1.75%	1.67%	1%

Distributions reflect actual per-share amounts distributed for the period.

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.

RS S&P 500 Index VIP Series	19

Notes to Financial Statements — RS S&P 500 Index VIP Series

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers seventeen series. RS S&P 500 Index VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting

20	RS S&P 500 Index VIP Series

entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

➢	Level 1 — unadjusted quoted prices in active markets for identical investments

➢

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

➢	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments.  Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Financial Instruments.  Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

RS S&P 500 Index VIP Series	21

Notes to Financial Statements — RS S&P 500 Index VIP Series (continued)

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2008, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2008, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2005 and by state authorities for tax years before 2004.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Futures Contracts

The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

e.  Investment Income

Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f.  Expenses

Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h.  Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income typically at least once each year and any net realized capital gains once each year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

j.  Temporary Borrowings

The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust

22	RS S&P 500 Index VIP Series

Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the year ended December 31, 2008, the Fund did not borrow from the facility.

Note 2.	Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.25%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision and direction of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.2375% of the average daily net assets of the Fund. Payment of the sub-advisory fee does not represent a separate or additional expense to the Fund.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the

Trust in effect through December 31, 2009, to limit the Fund’s total annual fund operating expenses to 0.28% of the average daily net assets of the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee could have elected to defer receipt of all, or a portion, of his/her annual compensation received through December 31, 2008. The amount of the Fund’s deferred compensation obligation to a Trustee was determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee through December 31, 2008. The Fund could have covered its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. The Fund’s liability for deferred compensation to a Trustee was adjusted periodically through December 31, 2008, to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts will remain in the Fund until distributed in accordance with the Plan. Effective October 1, 2008, the Plan was amended such that all deferred amounts will be distributed within 90 days following January 1, 2009. The Plan will terminate after all deferred amounts have been distributed under the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

RS S&P 500 Index VIP Series	23

Notes to Financial Statements — RS S&P 500 Index VIP Series (continued)

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

The tax character of distributions paid to shareholders during the years ended December 31, 2008 and December 31, 2007, was as follows:

Ordinary Income
2008	$4,857,394
2007	4,914,798

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

Capital loss carryovers available to the Fund at December 31, 2008 were as follows:

	Expiring	Amount
	2010	$112,662,870
	2011	11,938,809
	2013	549,960
	2016	7,279,327

Total		$132,430,966

During the year ended December 31, 2008, the Fund did not utilize capital loss carryovers.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency losses realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2008, the Fund elected to defer $12,764,098 in net capital and currency losses.

b.  Tax Basis of Investments

The cost of investments for federal income tax purposes at December 31, 2008, was $186,000,093. The gross unrealized appreciation and depreciation of investments, on a tax basis, at December 31, 2008, aggregated $30,053,187 and $(57,608,347), respectively, resulting in net unrealized depreciation of $(27,555,160).

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $19,120,633 and $36,476,476, respectively, for the year ended December 31, 2008.

b.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5.	New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging

24	RS S&P 500 Index VIP Series

activities. The Trust is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

Note 6.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

RS S&P 500 Index VIP Series	25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of RS S&P 500 Index VIP Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS S&P 500 Index VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights for each of the periods presented through December 31, 2005 were audited by other auditors whose report dated February 8, 2006 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2009

26	RS S&P 500 Index VIP Series

Supplemental Information (unaudited)

Approval of Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investment Management Co. LLC (the “disinterested Trustees”), met in person on August 12 - 13, 2008, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing August 31, 2008, for all 17 series of the Trust: RS MidCap Opportunities VIP Series, RS Technology VIP Series, RS Partners VIP Series, RS Value VIP Series, RS Global Natural Resources VIP Series, RS Core Equity VIP Series, RS Small Cap Core Equity VIP Series, and RS Equity Dividend VIP Series (the “RS-Managed Funds”); RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS International Growth VIP Series, RS Emerging Markets VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series (the “Sub-Advised Funds”, and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series; Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, serves as Sub-Adviser to RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-sub-advisory agreements relating to these Funds are also considered

“Sub-Advisory Agreements” and “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion).

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2008 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees considered generally the continuing, favorable interaction of the legacy investment teams at RS Investments and GIS. They also considered improvements in service over the course of the year through realignments of various administrative, accounting, and

RS S&P 500 Index VIP Series	27

Supplemental Information (unaudited) (continued)

control functions between the two firms, and were generally satisfied with those services currently being provided by the two firms.

The Trustees considered the fees charged by RS Investments to the Funds under the Investment Advisory Agreements and the fees paid to the various Sub-Advisers under the Sub-Advisory Agreements. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. They also noted that, as to the Sub-Advised Funds, RS Investments pays a large part, in most cases the large majority, of the fees it receives to the Sub-Advisers.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual investment products than in managing private accounts or in sub-advising mutual funds sponsored by others. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and within the same broad range of asset sizes. RS Investments also worked with an independent consultant to the disinterested Trustees in identifying peer groups of mutual funds with respect to each Fund. One of the independent consultants prepared an analysis of comparative management fees and expenses, and discussed his conclusions with the disinterested Trustees. In his report, the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The Chief Compliance Officer noted that the advisory fees for the Funds, although the same as those of the retail versions of the Funds, were relatively high compared to peer variable product funds. He also noted that, although the total expense ratios of the Funds also tended to be higher than those of their peers, it appeared that the differences were generally attributable to the small asset size of the Funds.

The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, due to the fact that the Funds’ custodial fees were relatively high. In the course of their discussions with the Trustees, representatives of RS Investments noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in savings to the Funds in the coming year. The Trustees noted in the course of the discussion that, in a number of cases, especially in respect of variable Funds, the number of peer funds was quite limited, potentially limiting the utility of the data provided.

28	RS S&P 500 Index VIP Series

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. The Chief Compliance Officer also noted in his report that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable.

RS Investments also furnished a detailed profitability analysis with respect to each Fund for the year ended December 31, 2007, and for the five months ended May 31, 2008. In his report, the Chief Compliance Officer noted that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the Funds had been less profitable generally than the retail versions of the Funds. The Trustees noted that the range of profitability for the Core Funds, the Growth Funds, and the Value Funds was wide, but that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business. The Trustees also noted that RS Investments’ subadvisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Chief Compliance Officer also noted in his report that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower, with the most profitable Fund being the RS S&P 500 Index VIP Series, which did not have any performance or expense concerns to note.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees also considered a report provided to them by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. In his report, the Chief Compliance Officer noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He also noted RS Investments’ commitment to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it. The Chief Compliance Officer also noted that RS Investments maintains that one of its strengths is the tenure of its investment management teams. He noted, as well, that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience and skills of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

RS S&P 500 Index VIP Series	29

Supplemental Information (unaudited) (continued)

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that, except as noted below, no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Chief Compliance Officer noted specifically that each of RS Asset Allocation VIP Series and RS High Yield Bond VIP Series had underperformed its peers’ averages for various periods. The Chief Compliance Officer noted that RS High Yield Bond VIP Series had experienced a significant portfolio manager change and that RS Investments was engaging in internal discussions about plans to address the performance concerns of RS Asset Allocation VIP Series.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments continues to integrate the respective RS and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, particularly with respect to the management of the New York office’s activities by personnel in San Francisco.

➢

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams in order to reduce the compartmentalization of RS Investments.

➢	RS Investments has invested in the firm by working to improve its portfolio management and client service activities, as well as by consulting outside experts about how best to improve the firm.

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

30	RS S&P 500 Index VIP Series

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2008.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

RS S&P 500 Index VIP Series	31

Supplemental Information (unaudited) (continued)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	39	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	39	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel–Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	39	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	39	Board Member, Boston Stock Exchange Inc.
Gloria S. Nelund, May 1961	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	39	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm; formerly Chairman of EGM Capital, LLC, an investment management firm.	39	None

32	RS S&P 500 Index VIP Series

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	39	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	39	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

RS S&P 500 Index VIP Series	33

Supplemental Information (unaudited) (continued)

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

†

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.

**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

34	RS S&P 500 Index VIP Series

08	ANNUAL REPORT

RS Variable Products Trust

RS International Growth VIP Series

12.31.08

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments, Guardian Baillie Gifford Limited or Baillie Gifford Overseas Limited. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS International Growth VIP Series

John F. Carnegie

John F. Carnegie has managed RS International Growth VIP Series since 2006*. He joined Baillie Gifford in 2006 and is a director in the institutional clients department with responsibility for North American clients. Prior to that, he spent ten years working as a sell side equity analyst for Credit Suisse, Citigroup and ABN AMRO. Mr. Carnegie holds a B.A. in sociology from Durham University and an MLitt in management, economics and politics from St. Andrews University.

Joseph M. Faraday

Joseph M. Faraday has managed RS International Growth VIP Series since 2005*. He joined Baillie Gifford’s graduate program in September 2002 and is an investment manager in the developed Asia including Japan investment team. Mr. Faraday holds an MEng in chemical engineering from Cambridge University.

Paul Faulkner

Paul Faulkner has been a member of the investment management team of RS International Growth VIP Series since 2008. He joined Baillie Gifford in 2000 and since then has had experience with both the United Kingdom and European investment teams. Dr. Faulkner holds a BSc in geology from Edinburgh University, an MSc in petroleum geo-science from Imperial College, and a PhD in geology/geophysics from Cambridge University.

Christopher C. Huckle, CFA

Christopher C. Huckle, CFA has managed RS International Growth VIP Series since 2008. He joined Baillie Gifford in 2000 and is a director in the institutional clients department where he has responsibility for North American clients. Mr. Huckle holds an M.A. in psychology from Edinburgh University, an MSc in neural computation from the University of Stirling, and a PhD in cognitive science from the Edinburgh University.

RS International Growth VIP Series	3

RS International Growth VIP Series (continued)

R. Robin Menzies

R. Robin Menzies (BG) has managed RS International Growth VIP Series since 1991*. In this role, Mr. Menzies works with the investment management teams at BG Overseas, which make the securities selections for the Fund, and an investment policy committee of BG Overseas, which reviews geographical allocations. Mr. Menzies, as coordinator, has responsibility for reviewing the overall composition of the Fund’s portfolio to ensure its compliance with its stated investment objective and strategies. Mr. Menzies is a director of BG Overseas and a partner of Baillie Gifford & Co., where he has worked since 1973. He received a B.A. in engineering and law from Cambridge University.

*	Includes service as portfolio manager of the Fund’s predecessor fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

The Statement of Additional Information provides further information about the portfolio manager, including information regarding his compensation, other accounts he manages, and his ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Highlights

➢	Along with all equity benchmarks, the MSCI EAFE Growth Index[2] declined by a significant amount in 2008.
➢	RS International Growth VIP Series underperformed its benchmark, the MSCI EAFE Growth Index for the period.
➢

Stock selection in the United Kingdom and Europe was the largest contributor to the Fund’s underperformance, due mainly to investments in underperforming banks. A lack of exposure to pharmaceutical names also detracted from the Fund’s relative performance.

Market Overview

In 2008, performance by equities (and many other asset classes) had observers rushing to the record books. Performance by the MSCI EAFE Growth Index was the worst since the Index was constructed in 1970 and was nearly twice as bad as in 1990, the previous record laggard year. Markets were hit by a “normal” recession, as well as by the lagging effects of the credit crunch that, by year-end, had started to impact everyday consumers severely.

One can talk about a “perfect storm”, with the first half of the year impacted by rising inflation and the second by the credit crunch. The key event was the mid-September bankruptcy of Lehman Brothers, which led investors to reassess risk in a number of different asset classes.

What is notable is that while the initial effects were felt in the banks of those countries where consumers are heavily indebted (the United States and the United Kingdom, principally), the resulting sell-off has been indiscriminate, hitting all sectors and countries. Even countries with high savings rates, such as Germany and Japan, have been impacted as severely as the more indebted countries.

Performance

RS International Growth VIP Series returned -43.28% in the twelve-month period ended December 31, 2008 while the MSCI EAFE Growth Index returned -42.46%.

Portfolio Review

Of the major regions, the United Kingdom performed most poorly, with the severe weakening of sterling largely accounting for this underperformance. Nonetheless, we had anticipated this possibility and hedged approximately half of the Fund’s sterling exposure during the first three quarters of the year. This strategy benefited our relative performance. We also moved our cash levels up during the year as markets became more volatile.

4	RS International Growth VIP Series

Unsurprisingly, steady growth companies contributed most to the Fund’s performance in 2008. Swisscom, the Swiss domestic telephony company, continued to add customers and grow revenues. Essilor, a French spectacle lens manufacturer, was another notable contributor, as were two Japanese companies, Asahi Breweries (beer and soft drinks) and Rakuten (internet retail). While Japanese companies have been criticized in the past for holding cash rather than gearing up their balance sheets, this strategy proved to have some merit in the recent period.

We had little exposure to major pharmaceuticals companies and this hurt performance, as did our underweighting in the utilities sector. Relative performance was also hindered by our investments in banks, such as Allied Irish, and in companies with direct or indirect exposure to commodity prices, including Aker Kvaerner (oil services) and Xstrata (mining). It was also surprising to us that a consumer staples company such as drug retailer Celesio fared poorly. Celesio was one of the Fund’s larger holdings on average during the year.

The Fund’s overweighted position in the emerging markets, which has contributed to performance in prior years, also detracted from performance for the period. Of particular disappointment was the severe decline in shares of Gazprom, the Russian national oil champion. Gazprom was hit by falling oil prices (even though declining oil prices do not significantly impact its revenues, given that its major product is gas) and by an increasing risk premium associated with Russian investments. We believe that the company continues to have enormous reserves and commensurate potential.

Outlook

As we mentioned, we encountered the “perfect storm” during 2008. During the early part of the year, markets encountered high commodity prices and interest rates; in the latter months, the crash has been as severe as anything the market has experienced for many years. Furthermore, U.S. domestic investors have seen the negative returns from international markets exaggerated by a strengthening dollar (notably against sterling and, to a lesser extent, the euro).

Nonetheless, we believe international equities look to be a very attractive asset class for the long term. Cyclically adjusted earnings multiples are at multi-year lows, extreme bearishness is priced in, and we think that we are beyond the worst of the forced hedge funds selling which typified October and November. On top of this, there is a huge amount of stimulus in many economies globally, including interest rate cuts, a $100 dollar drop in oil prices and many fiscal spending proposals.

In the short term, significant cuts in capacity in a myriad of industries may look like bad news. However, we believe that there is the potential for a powerful earnings rally for the survivors that take market share from weak competitors. These are the types of companies we are looking for, and we believe that the Fund is well positioned to benefit from such a scenario.

Sincerely,

John Carnegie	Joseph Faraday
Co-Portfolio Manager	Co-Portfolio Manager
Paul Faulkner	Christopher Huckle
Co-Portfolio Manager	Co-Portfolio Manager
R. Robin Menzies
Co-Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty, and greater volatility.

RS International Growth VIP Series	5

RS International Growth VIP Series (continued)

Total Net Assets: $188,696,669	Data as of December 31, 2008

Geographical Location[1]

Top Ten Holdings[1]

Company	Country	Percentage of Total Net Assets
Essilor International S.A.	France	3.08%
Nestle S.A.	Switzerland	2.86%
Kone Oyj, Class B	Finland	2.78%
Groupe Bruxelles Lambert S.A.	Belgium	2.66%
Atlas Copco AB, Class B	Sweden	2.60%
Total S.A.	France	2.32%
GlaxoSmithKline PLC	United Kingdom	2.29%
L’Oreal S.A.	France	2.28%
Vodafone Group PLC	United Kingdom	2.15%
Investor AB, Class B	Sweden	1.97%
Total		24.99%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

2	The Morgan Stanley Capital International (MSCI) Growth Index for Europe, Australasia, and Far East (EAFE) is generally considered to be representative of international stock market activity. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

6	RS International Growth VIP Series

Performance Update Average Annual Returns as of 12/31/08

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
RS International Growth VIP Series	02/08/91	-43.28%	-6.97%	1.75%	0.33%	5.89%
MSCI EAFE Growth Index[2]		-42.46%	-6.22%	1.77%	-1.01%	2.85%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS International Growth VIP Series and in the MSCI EAFE Growth Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Baillie Gifford International Growth Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.96%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

RS International Growth VIP Series	7

Understanding Your Fund’s Expenses (unaudited)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/08	Ending Account Value 12/31/08	Expenses Paid During Period* 07/01/08-12/31/08	Expense Ratio During Period 07/01/08-12/31/08
Based on Actual Return	$1,000.00	$615.50	$3.58	0.88%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.70	$4.48	0.88%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8	RS International Growth VIP Series

Schedule of Investments – RS International Growth VIP Series

December 31, 2008	Shares	Value

Common Stocks — 94.9%
Australia — 4.5%
Beverages — 0.7%
Fosters Group Ltd.	340,083	$1,307,985
Commercial Services & Supplies — 0.6%
Brambles Ltd.	218,100	1,133,148
Food & Staples Retailing — 1.2%
Wesfarmers Ltd.	83,707	1,056,537
Woolworths Ltd.	62,211	1,160,000

		2,216,537
Insurance — 0.4%
AMP Ltd.	208,540	795,119
Metals & Mining — 1.2%
BHP Billiton Ltd.	94,700	2,011,823
Rio Tinto Ltd.	9,875	264,628

		2,276,451
Oil, Gas & Consumable Fuels — 0.4%
Woodside Petroleum Ltd.	27,900	721,977

		8,451,217
Belgium — 2.6%
Diversified Financial Services — 2.6%
Groupe Bruxelles Lambert S.A.	62,539	5,010,086

		5,010,086
Denmark — 2.8%
Beverages — 0.8%
Carlsberg A/S, Class B	45,438	1,502,927
Chemicals — 0.7%
Novozymes A/S, Class B	17,134	1,389,561
Commercial Banks — 0.7%
Jyske Bank A/S(1)	57,894	1,363,289
Marine — 0.6%
A.P. Moller-Maersk A/S, Class B	206	1,123,423

		5,379,200
Finland — 3.7%
Insurance — 0.9%
Sampo Oyj, A Shares	93,538	1,780,904
Machinery — 2.8%
Kone Oyj, Class B	230,800	5,237,902

		7,018,806
France — 12.4%
Communications Equipment — 1.4%
Neopost S.A.	28,813	2,614,444
Electrical Equipment — 1.3%
Alstom S.A.	14,660	873,658
Legrand S.A.	78,839	1,509,827

		2,383,485
Health Care Equipment & Supplies — 3.1%
Essilor International S.A.	123,820	5,816,446
Multi-Utilities — 1.1%
Electricite de France	36,800	2,140,357
Oil, Gas & Consumable Fuels — 2.3%
Total S.A.	79,613	4,377,058
Personal Products — 2.3%
L’Oreal S.A.	49,406	4,311,709
Pharmaceuticals — 0.9%
Sanofi-Aventis	26,349	1,685,365

		23,328,864

December 31, 2008	Shares	Value

Germany — 3.1%
Air Freight & Logistics — 1.1%
Deutsche Post AG	118,085	$2,033,746
Diversified Financial Services — 0.6%
Deutsche Boerse AG	15,839	1,159,080
Health Care Providers & Services — 1.4%
Celesio AG	95,311	2,586,282

		5,779,108
Hong Kong — 3.3%
Commercial Banks — 1.0%
BOC Hong Kong Holdings Ltd.	1,568,000	1,794,714
Distributors — 0.3%
Li & Fung Ltd.	313,000	540,926
Diversified Financial Services — 0.6%
Hong Kong Exchanges & Clearing Ltd.	118,000	1,132,910
Real Estate Management & Development — 1.4%
Cheung Kong Holdings Ltd.	190,000	1,812,530
Hang Lung Properties Ltd.	405,000	889,204

		2,701,734

		6,170,284
Ireland — 0.3%
Commercial Banks — 0.3%
Allied Irish Banks PLC	254,080	607,767

		607,767
Italy — 1.4%
Commercial Banks — 1.4%
Intesa Sanpaolo	336,090	1,231,539
UniCredito Italiano SpA	564,812	1,452,869

		2,684,408

		2,684,408
Japan — 19.6%
Beverages — 1.3%
Asahi Breweries Ltd.	141,200	2,463,426
Electrical Equipment — 0.8%
Mitsubishi Electric Corp.	230,000	1,461,890
Electronic Equipment & Instruments — 2.1%
Hirose Electric Co. Ltd.	20,100	2,050,023
Kyocera Corp.	26,000	1,909,856

		3,959,879
Food & Staples Retailing — 1.4%
AEON Co. Ltd.	255,400	2,603,190
Household Products — 0.4%
Kao Corp.	26,000	797,763
Insurance — 3.4%
Mitsui Sumitomo Insurance Group Holdings, Inc.	75,500	2,440,038
NIPPONKOA Insurance Co. Ltd.	165,000	1,297,834
Tokio Marine Holdings, Inc.	91,700	2,738,962

		6,476,834
Internet Software & Services — 0.3%
Rakuten, Inc.(1)	1,007	644,523
Machinery — 0.8%
SMC Corp.	13,500	1,407,957

The accompanying notes are an integral part of these financial statements.

RS International Growth VIP Series	9

Schedule of Investments – RS International Growth VIP Series (continued)

December 31, 2008	Shares	Value

Japan (continued)
Marine — 0.4%
Mitsui O.S.K. Lines Ltd.	119,000	$747,884
Office Electronics — 1.9%
Canon, Inc.	109,800	3,554,224
Oil, Gas & Consumable Fuels — 1.3%
INPEX Corp.	237	1,922,917
Japan Petroleum Exploration Co. Ltd.	12,100	538,013

		2,460,930
Pharmaceuticals — 0.6%
Chugai Pharmaceutical Co. Ltd.	56,700	1,113,784
Real Estate Management & Development — 0.3%
Sumitomo Realty & Development Co. Ltd.	40,000	613,328
Semiconductors & Semiconductor Equipment — 0.5%
Rohm Co. Ltd.	20,000	1,016,035
Software — 0.3%
Trend Micro, Inc.(1)	16,000	570,538
Specialty Retail — 0.8%
Yamada Denki Co. Ltd.	22,090	1,566,066
Tobacco — 1.5%
Japan Tobacco, Inc.	829	2,768,540
Trading Companies & Distributors — 1.5%
Hitachi High-Technologies Corp.	53,600	867,544
Mitsui & Co. Ltd.	180,000	1,882,397

		2,749,941

		36,976,732
Netherlands — 1.7%
Beverages — 1.2%
Heineken Holding N.V.	80,292	2,293,510
Metals & Mining — 0.5%
ArcelorMittal	34,750	837,642

		3,131,152
Norway — 1.2%
Energy Equipment & Services — 0.7%
Aker Solutions ASA	208,764	1,400,563
Oil, Gas & Consumable Fuels — 0.5%
Seadrill Ltd.	107,066	888,759

		2,289,322
People’s Republic of China — 0.5%
Internet Software & Services — 0.5%
Baidu, Inc., ADR(1)	7,100	927,047

		927,047
Russia — 1.4%
Metals & Mining — 0.3%
MMC Norilsk Nickel, ADR	85,756	546,817
Oil, Gas & Consumable Fuels — 0.6%
OAO Gazprom, ADR	78,550	1,131,693
Wireless Telecommunication Services — 0.5%
Mobile TeleSystems, ADR	38,000	1,013,840

		2,692,350

December 31, 2008	Shares	Value

Singapore — 1.1%
Commercial Banks — 0.5%
DBS Group Holdings Ltd.	144,000	$848,214
Industrial Conglomerates — 0.6%
Keppel Corp. Ltd.	384,000	1,165,859

		2,014,073
South Korea — 0.4%
Semiconductors & Semiconductor Equipment — 0.4%
Samsung Electronics Co. Ltd.	2,100	773,914

		773,914
Sweden — 6.0%
Commercial Banks — 1.4%
Svenska Handelsbanken AB, Class A	160,167	2,651,767
Diversified Financial Services — 2.0%
Investor AB, Class B	243,258	3,723,457
Machinery — 2.6%
Atlas Copco AB, Class B	619,157	4,906,231

		11,281,455
Switzerland — 11.1%
Building Products — 0.6%
Geberit AG	10,596	1,153,726
Commercial Banks — 1.8%
UBS AG(1)	237,813	3,490,735
Consumer Finance — 0.5%
Partners Group Holding AG	12,823	921,937
Diversified Telecommunication Services — 1.1%
Swisscom AG	6,488	2,117,068
Food Products — 2.9%
Nestle S.A.	135,480	5,390,143
Health Care Equipment & Supplies — 1.3%
Straumann Holding AG	13,600	2,426,332
Insurance — 1.0%
Swiss Life Holding AG(1)	7,482	524,762
Swiss Re	28,907	1,429,378

		1,954,140
Machinery — 1.1%
Schindler Holding AG	43,320	2,000,522
Pharmaceuticals — 0.8%
Basilea Pharmaceutica(1)	10,320	1,473,638

		20,928,241
Taiwan — 1.3%
Electronic Equipment & Instruments — 0.5%
Hon Hai Precision Industry Co. Ltd., GDR (Reg S)	247,025	958,187
Semiconductors & Semiconductor Equipment — 0.8%
Taiwan Semiconductor Mfg. Co. Ltd., ADR	191,111	1,509,777

		2,467,964
United Kingdom — 16.5%
Beverages — 0.3%
SABMiller PLC	37,000	621,334
Commercial Banks — 1.1%
Royal Bank of Scotland PLC	552,813	406,940
Standard Chartered PLC	137,000	1,753,056

		2,159,996

The accompanying notes are an integral part of these financial statements.

10	RS International Growth VIP Series

December 31, 2008	Shares	Value

United Kingdom (continued)
Commercial Services & Supplies — 1.4%
Capita Group PLC	163,919	$1,758,348
Hays PLC	774,000	782,103

		2,540,451
Construction & Engineering — 0.8%
Amec PLC	148,147	1,069,499
The Weir Group PLC	107,700	487,267

		1,556,766
Health Care Equipment & Supplies — 0.5%
Smith & Nephew PLC	148,000	945,203
Media — 1.0%
Reed Elsevier PLC	247,695	1,818,532
Metals & Mining — 1.1%
Johnson Matthey PLC	68,616	1,091,943
Lonmin PLC	38,609	514,607
Xstrata PLC	57,000	533,369

		2,139,919
Oil, Gas & Consumable Fuels — 4.1%
BG Group PLC	250,000	3,460,388
Cairn Energy PLC(1)	55,068	1,612,844
John Wood Group PLC	414,018	1,129,786
Royal Dutch Shell PLC, Class A	58,500	1,536,974

		7,739,992
Pharmaceuticals — 2.3%
GlaxoSmithKline PLC	231,877	4,312,382
Tobacco — 1.7%
Imperial Tobacco Group PLC	121,400	3,242,709
Wireless Telecommunication Services — 2.2%
Vodafone Group PLC	1,980,800	4,055,982

		31,133,266

Total Common Stocks (Cost $220,912,057)		179,045,256

	Shares	Value
Preferred Stocks — 1.7%
Brazil — 1.7%
Commercial Banks — 0.6%
Banco Itau Holdings Financeira S.A., ADR	95,400	1,106,640
Oil, Gas & Consumable Fuels — 1.1%
Petroleo Brasileiro S.A., ADR	104,600	2,134,886

		3,241,526

Total Preferred Stocks (Cost $2,647,910)		3,241,526

December 31, 2008	Rights	Value

Rights — 0.1%
Singapore — 0.1%
DBS Group Holdings Ltd.(1)(2)	72,000	$153,248

		153,248

Total Rights (Cost $0)		153,248

	Principal Amount	Value
Repurchase Agreements — 3.1%
State Street Bank and Trust Co. Repurchase Agreement, 0.01% dated 12/31/2008, maturity value of $5,862,003, due 1/2/2009, collateralized by U.S. Treasury Bond, 5.50%, due 8/15/2028, with a value of $5,980,076	$5,862,000	5,862,000

Total Repurchase Agreements (Cost $5,862,000)		5,862,000

Total Investments — 99.8% (Cost $229,421,967)		188,302,030

Other Assets, Net — 0.2%		394,639

Total Net Assets — 100.0%		$188,696,669

(1)	Non-income producing security.
(2)	Fair valued security. See 1a in Notes to Financial Statements.

ADR — American Depositary Receipt.

GDR — Global Depositary Receipt.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$7,172,844
Level 2 – Significant Other Observable Inputs	181,129,186
Level 3 – Significant Unobservable Inputs	—

Total	$188,302,030

The accompanying notes are an integral part of these financial statements.

RS International Growth VIP Series	11

Financial Information — RS International Growth VIP Series

Statement of Assets and Liabilities As of December 31, 2008

Assets
Investments, at value	$188,302,030
Cash and cash equivalents	898
Dividends/interest receivable	507,234
Receivable for fund shares subscribed	133,066
Prepaid expenses	4,510

Total Assets	188,947,738

Liabilities
Payable to adviser	118,037
Payable for fund shares redeemed	59,469
Accrued custodian fees	21,884
Trustees’ deferred compensation	12,549
Accrued shareholder reports expense	10,830
Accrued administrative service fees	9,418
Accrued expenses/other liabilities	18,882

Total Liabilities	251,069

Total Net Assets	$188,696,669

Net Assets Consist of:
Paid-in capital	$236,618,580
Distributions in excess of net investment income	(132,135)
Accumulated net realized loss from investments and foreign currency transactions	(6,654,231)
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(41,135,545)

Total Net Assets	$188,696,669

Investments, at Cost	$229,421,967

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	14,730,982

Net Asset Value Per Share	$12.81

Statement of Operations For the Year Ended December 31, 2008

Investment Income
Interest	$7,565
Dividends	8,238,532
Withholding taxes on foreign dividends	(682,339)

Total Investment Income	7,563,758

Expenses
Investment advisory fees	2,060,424
Custodian fees	136,371
Professional fees	51,880
Administrative service fees	42,152
Insurance expense	9,870
Trustees’ fees and expenses	7,782
Shareholder reports	6,589
Interest expense	2,373
Other expenses	16,948

Total Expenses	2,334,389
Less: Custody credits	(4,068)

Total Expenses, Net	2,330,321

Net Investment Income	5,233,437

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions
Net realized gain from investments	1,322,628
Net realized gain from foreign currency transactions	2,777,747
Net change in unrealized depreciation on investments	(142,840,274)
Net change in unrealized depreciation on translation of assets and liabilities in foreign currencies	(24,050)

Net Loss on Investments and Foreign Currency Transactions	(138,763,949)

Net Decrease in Net Assets Resulting from Operations	$(133,530,512)

The accompanying notes are an integral part of these financial statements.

12	RS International Growth VIP Series

Statement of Changes in Net Assets

	For the Year Ended 12/31/08	For the Year Ended 12/31/07
Operations
Net investment income	$5,233,437	$3,453,373
Net realized gain from investments and foreign currency transactions	4,100,375	31,185,600
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	(142,864,324)	7,016,989

Net Increase/(Decrease) in Net Assets Resulting from Operations	(133,530,512)	41,655,962

Distributions to Shareholders
Net investment income	(5,010,386)	(10,555,160)
Net realized gain on investments	(6,314,872)	—

Total Distributions	(11,325,258)	(10,555,160)

Capital Share Transactions
Proceeds from sales of shares	49,086,660	46,941,055
Reinvestment of distributions	11,325,258	10,555,160
Cost of shares redeemed	(45,827,254)	(49,999,831)

Net Increase in Net Assets Resulting from Capital Share Transactions	14,584,664	7,496,384

Net Increase/(Decrease) in Net Assets	(130,271,106)	38,597,186

Net Assets

Beginning of year	318,967,775	280,370,589

End of year	$188,696,669	$318,967,775

Distributions in Excess of Net Investment Income Included in Net Assets	$(132,135)	$(5,946,515)

Other Information:

Shares
Sold	2,949,692	1,994,240
Reinvested	915,543	454,964
Redeemed	(2,373,461)	(2,133,886)

Net Increase	1,491,774	315,318

RS International Growth VIP Series	13

The accompanying notes are an integral part of these financial statements.

Financial Information — RS International Growth VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Year Ended 12/31/08	$24.09	$0.42	$(10.88)	$(10.46)	$(0.36)	$(0.46)	$(0.82)

Year Ended 12/31/07	21.69	0.29	2.94	3.23	(0.83)	—	(0.83)

Year Ended 12/31/06	17.80	0.20	3.92	4.12	(0.23)	—	(0.23)

Year Ended 12/31/05	15.60	0.22	2.24	2.46	(0.26)	—	(0.26)

Year Ended 12/31/04	13.40	0.16	2.08	2.24	(0.04)	—	(0.04)

The accompanying notes are an integral part of these financial statements.

14	RS International Growth VIP Series

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$12.81	(43.28)%	$188,697	0.91%	0.91%	2.03%	2.03%	38%

24.09	15.02%	318,968	0.96%	0.96%	1.14%	1.14%	27%

21.69	23.43%	280,371	1.04%	1.04%	1.06%	1.06%	22%

17.80	16.02%	210,859	1.05%	1.05%	1.30%	1.30%	28%

15.60	16.72%	189,858	1.01%	1.01%	1.03%	1.03%	24%

Distributions	reflect actual per-share amounts distributed for the period.
[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.

RS International Growth VIP Series	15

Notes to Financial Statements — RS International Growth VIP Series

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers seventeen series. RS International Growth VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts are valued at the current cost of covering or offsetting such contracts. Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting

16	RS International Growth VIP Series

entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

➢	Level 1 — unadjusted quoted prices in active markets for identical investments

➢

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

➢	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and

RS International Growth VIP Series	17

Notes to Financial Statements — RS International Growth VIP Series (continued)

options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2008, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2008, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2005 and by state authorities for tax years before 2004.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e.  Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of the Fund’s counterparty to meet the terms of a contract and from unanticipated movements in the value of a currency relative to another currency. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Fund. When a forward contract is closed, the Fund will record a realized gain or loss equal to the increase or decrease in the value of such forward contract between the time it was opened and the time it was closed. Such amounts are recorded as net realized gains or losses on foreign currency related transactions.

f.  Investment Income

Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Fund is informed of the dividend. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

g.  Expenses

Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

h.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement.

18	RS International Growth VIP Series

The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

i.  Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income typically at least once each year and any net realized capital gains once each year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

j.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

k.  Temporary Borrowings

The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

Amount Outstanding at 12/31/08	Average Borrowing*	Average Interest Rate*
$—	$600,582	3.65%
*	For the year ended December 31, 2008.

Note 2.	Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a

subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.80%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with Guardian Baillie Gifford Limited (“GBG”), a Scottish company owned jointly by GIAC and Baillie Gifford Overseas Limited (“BG Overseas”). As compensation for GBG’s services, RS Investments pays fees to GBG at an annual rate of 0.76% of the average daily net assets of the Fund. Payment of the sub-advisory fee does not represent a separate or additional expense to the Fund. GBG has entered into a Sub-Sub-Investment Advisory Agreement with BG Overseas pursuant to which BG Overseas is responsible for providing day-to-day investment advisory services to the Fund subject to the supervision and direction of the Board of Trustees of the Trust and review by RS Investments. A sub-sub-investment advisory fee payable at the rate of 0.40% of the average daily net assets of the Fund is payable by GBG to BG Overseas for its services. Payment of the sub-sub-investment advisory fee does not represent a separate or additional expense to the Fund.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2009, to limit the Fund’s total annual fund operating expenses to 1.04% of the average daily net assets of the Fund.

RS Investments does not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee could have elected to defer receipt

RS International Growth VIP Series	19

Notes to Financial Statements — RS International Growth VIP Series (continued)

of all, or a portion, of his/her annual compensation received through December 31, 2008. The amount of the Fund’s deferred compensation obligation to a Trustee was determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee through December 31, 2008. The Fund could have covered its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. The Fund’s liability for deferred compensation to a Trustee was adjusted periodically through December 31, 2008, to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts will remain in the Fund until distributed in accordance with the Plan. Effective October 1, 2008, the Plan was amended such that all deferred amounts will be distributed within 90 days following January 1, 2009. The Plan will terminate after all deferred amounts have been distributed under the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

The tax character of distributions paid to shareholders during the years ended December 31, 2008 and December 31, 2007, was as follows:

	Ordinary Income	Long-Term Capital Gain
2008	$5,010,386	$6,314,872
2007	10,555,160	—

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

The tax basis of distributable earnings as of December 31, 2008, was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
$24,807	$104,940

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2008, the Fund did not utilize capital loss carryovers and no capital loss carryovers are available for use in future offsets.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2008, the Fund elected to defer $6,759,170 in net capital and currency losses.

b.  Tax Basis of Investments

The cost of investments for federal income tax purposes at December 31, 2008, was $229,564,585. The gross unrealized appreciation and depreciation of investments, on a tax basis, at December 31, 2008, aggregated $22,034,743 and $(63,297,298), respectively, resulting in net unrealized depreciation of $(41,262,555).

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $103,201,584 and $97,100,203, respectively, for the year ended December 31, 2008.

b.  Foreign Securities

Foreign securities investments involve special risks and considerations not typically associated with those of

20	RS International Growth VIP Series

U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5.	New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. The Trust is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

Note 6.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

RS International Growth VIP Series	21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of RS International Growth VIP Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS International Growth VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights for each of the periods presented through December 31, 2005 were audited by other auditors whose report dated February 8, 2006 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2009

22	RS International Growth VIP Series

Tax Designation (unaudited)

Pursuant to Section 853 of the Internal Revenue Code, the Fund elects to pass through foreign taxes that have been withheld at the fund level to its shareholders so that they may take a foreign tax credit. For the year ended December 31, 2008, the total foreign taxes expected to be passed-through to shareholders were $602,709 on foreign source income of $6,926,151.

RS International Growth VIP Series	23

Supplemental Information (unaudited)

Approval of Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investment Management Co. LLC (the “disinterested Trustees”), met in person on August 12-13, 2008, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing August 31, 2008, for all 17 series of the Trust: RS MidCap Opportunities VIP Series, RS Technology VIP Series, RS Partners VIP Series, RS Value VIP Series, RS Global Natural Resources VIP Series, RS Core Equity VIP Series, RS Small Cap Core Equity VIP Series, and RS Equity Dividend VIP Series (the “RS-Managed Funds”); RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS International Growth VIP Series, RS Emerging Markets VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series (the “Sub-Advised Funds”, and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series; Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, serves as Sub-Adviser to RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-sub-advisory agreements relating to these Funds are also considered “Sub-Advisory Agreements” and “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion).

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2008 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees considered generally the continuing, favorable interaction of the legacy investment teams at RS Investments and GIS. They also considered improvements in service over the course of the year through realignments of various administrative, accounting, and control functions between the two firms, and were generally satisfied with those services currently being provided by the two firms.

24	RS International Growth VIP Series

The Trustees considered the fees charged by RS Investments to the Funds under the Investment Advisory Agreements and the fees paid to the various Sub-Advisers under the Sub-Advisory Agreements. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. They also noted that, as to the Sub-Advised Funds, RS Investments pays a large part, in most cases the large majority, of the fees it receives to the Sub-Advisers.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual investment products than in managing private accounts or in sub-advising mutual funds sponsored by others. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and within the same broad range of asset sizes. RS Investments also worked with an independent consultant to the disinterested Trustees in identifying peer groups of mutual funds with respect to each Fund. One of the independent consultants prepared an analysis of comparative management fees and expenses, and discussed his conclusions with the disinterested Trustees. In his report, the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The Chief Compliance Officer noted that the advisory fees for the Funds, although the same as those of the retail versions of the Funds, were relatively high compared to peer variable product funds. He also noted that, although the total expense ratios of the Funds also tended to be higher than those of their peers, it appeared that the differences were generally attributable to the small asset size of the Funds.

The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, due to the fact that the Funds’ custodial fees were relatively high. In the course of their discussions with the Trustees, representatives of RS Investments noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in savings to the Funds in the coming year. The Trustees noted in the course of the discussion that, in a number of cases, especially in respect of variable Funds, the number of peer funds was quite limited, potentially limiting the utility of the data provided.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement,

RS International Growth VIP Series	25

Supplemental Information (unaudited) (continued)

showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. The Chief Compliance Officer also noted in his report that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable.

RS Investments also furnished a detailed profitability analysis with respect to each Fund for the year ended December 31, 2007, and for the five months ended May 31, 2008. In his report, the Chief Compliance Officer noted that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the Funds had been less profitable generally than the retail versions of the Funds. The Trustees noted that the range of profitability for the Core Funds, the Growth Funds, and the Value Funds was wide, but that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business. The Trustees also noted that RS Investments’ subadvisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Chief Compliance Officer also noted in his report that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower, with the most profitable Fund being the RS S&P 500 Index VIP Series, which did not have any performance or expense concerns to note.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees also considered a report provided to them by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. In his report, the Chief Compliance Officer noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He also noted RS Investments’ commitment to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it. The Chief Compliance Officer also noted that RS Investments maintains that one of its strengths is the tenure of its investment management teams. He noted, as well, that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience and skills of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

The Trustees reviewed performance information for each Fund for various periods. That review included an

26	RS International Growth VIP Series

examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that, except as noted below, no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Chief Compliance Officer noted specifically that each of RS Asset Allocation VIP Series and RS High Yield Bond VIP Series had underperformed its peers’ averages for various periods. The Chief Compliance Officer noted that RS High Yield Bond VIP Series had experienced a significant portfolio manager change and that RS Investments was engaging in internal discussions about plans to address the performance concerns of RS Asset Allocation VIP Series.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments continues to integrate the respective RS and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, particularly with respect to the management of the New York office’s activities by personnel in San Francisco.

➢

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams in order to reduce the compartmentalization of RS Investments.

➢	RS Investments has invested in the firm by working to improve its portfolio management and client service activities, as well as by consulting outside experts about how best to improve the firm.

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

RS International Growth VIP Series	27

Supplemental Information (unaudited) (continued)

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2008.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

28	RS International Growth VIP Series

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	39	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	39	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel–Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	39	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	39	Board Member, Boston Stock Exchange Inc.
Gloria S. Nelund, May 1961	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	39	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC an investment management firm; formerly Chairman of EGM Capital, LLC, an investment management firm.	39	None

RS International Growth VIP Series	29

Supplemental Information (unaudited) (continued)

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	39	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	39	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

30	RS International Growth VIP Series

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

†

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.

**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

RS International Growth VIP Series	31

08	ANNUAL REPORT

RS Variable Products Trust

RS Emerging Markets VIP Series

12.31.08

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments, Guardian Baillie Gifford Limited or Baillie Gifford Overseas Limited. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Emerging Markets VIP Series

Timothy Campbell

Timothy Campbell has managed RS Emerging Markets VIP Series since 2004.* Mr. Campbell joined Baillie Gifford in 1999 and worked as an investment manager in the emerging markets investment team before joining the institutional clients department in 2007. He is a member of the emerging markets policy committee. Mr. Campbell holds a B.A. in history from Trinity College, Dublin.

Edward H. Hocknell

Edward H. Hocknell has managed RS Emerging Markets VIP Series since inception.* In this role, Mr. Hocknell works with the investment management teams at BG Overseas, who make the securities selections for the Fund, and an investment policy committee of the firm, which reviews geographical allocations. Mr. Hocknell, as coordinator, has responsibility for reviewing the overall composition of the Fund’s portfolio to ensure its compliance with its stated investment objective and strategies. Mr. Hocknell is a director at BG Overseas and a partner at Baillie Gifford & Co., where he has worked since 1984. He holds a B.A. from Oxford University.

Richard E. Sneller

Richard E. Sneller has been a member of the investment management team of RS Emerging Markets VIP Series since inception.* He joined Baillie Gifford in 1994 and is an investment manager in the emerging markets investment team. Mr. Sneller is a partner of Baillie Gifford & Co. He holds a BSc (Econ) in statistics from the London School of Economics and an MSc in investment analysis from Stirling University.

Michael P. Stirling-Aird

Michael P. Stirling-Aird has managed RS Emerging Markets VIP Series since 2008. He is a manager in the institutional clients department. Michael joined Baillie Gifford’s Institutional Clients Department in 2006 after four years with Alliance Trust, where he spent the final year as a business manager (third parties). Mr. Stirling-Aird is a client service manager with responsibility for international clients. He is a member of the emerging markets investment policy committee. He holds an M.A. in politics from Edinburgh University and an MSc in investment analysis from Stirling University.

RS Emerging Markets VIP Series	3

RS Emerging Markets VIP Series (continued)

William Sutcliffe

William Sutcliffe has managed RS Emerging Markets VIP Series since 2001*. He joined Baillie Gifford in 1999 and is an investment manager in the emerging markets investment team. Mr. Sutcliffe holds an M.A. in history from Glasgow University.

*	Includes service as portfolio manager of the Fund’s predecessor fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

The Statement of Additional Information provides further information about the portfolio manager, including information regarding his compensation, other accounts he manages, and his ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Market Overview

The MSCI Emerging Markets Index2 recorded its worst annual return on record, declining 53% in 2008. Similar to what we saw unfold in the developed world, emerging markets have been extremely volatile over the past year with no country escaping the largely indiscriminate sell-off. The second half of the year was particularly brutal, with the MSCI Emerging Markets Index falling by a record 26.9% in the third quarter, followed by another record 27.6% decline in the fourth quarter.

In response to heightened economic uncertainty and financial market turmoil, we have seen central bank rate cuts and fiscal support proposals in most, if not all, emerging countries. China, in particular, announced a sizeable four trillion renminbi stimulus package, equivalent to 13% of GDP. It will take some time for these supportive measures to take effect, however, and some regions, notably Eastern Europe, remain under economic stress. Nevertheless, it is heartening that emerging economies overall appear to us to be healthy enough financially to weather the pressures associated with the current global economic slowdown.

Performance

RS Emerging Markets VIP Series returned -56.65% in the twelve-month period ended December 31, 2008, underperforming the MSCI Emerging Markets Index, which returned -53.18%.

The Fund’s performance suffered from the indiscriminate sell-off in equities, as well as from its slight bias toward small- and mid-cap stocks in a year when large-cap shares outperformed.

While the Fund’s positions in the energy and industrials sectors helped relative performance, these contributors were more than offset by the negative impact of an overweight position in the materials sector, where the Fund suffered heavy losses against a backdrop of falling commodities prices and rising risk premiums.

Portfolio Review

In considering the Fund’s largest contributors over the past year, it is difficult to draw any particular themes given the strong performance generated by individual, unrelated businesses. Of note was the excellent performance of Imperial Energy, a little followed oil and gas company listed in the United Kingdom, which has rapidly built an impressive reserve position in Western Siberia. At the time of purchase, we felt that the company’s stock was anomalously cheap relative to the

4	RS Emerging Markets VIP Series

quality of its asset base. At the end of 2008, Imperial Energy was purchased by Indian oil and gas company ONGC for a significant cash premium.

Among the major detractors from Fund performance were a collection of names in the oil and materials sectors, notably Norilsk Nickel, the Russian nickel producer, and Dragon Oil, an oil and gas producer based in Turkmenistan. Both of these companies suffered as a result of weak commodities prices and rising risk premiums in their respective markets. While we understand these risks, we continue to hold these companies because we believe that their attractive asset bases are being undervalued by the market.

The biggest changes to the Fund’s portfolio over the year included gradual reductions in materials, industrials and energy positions in favor of the consumer discretionary, technology and telecommunication services holdings. We have been encouraged, in particular, by the increased weighting in the consumer discretionary sector. This is an area where we have been eager to increase the Fund’s weighting for some time, but have been reticent in doing so given the demanding valuations that were prevalent in the sector as recently as last summer.

It is also worth mentioning that we noticeably increased the Fund’s weighting in China during the course of the year. Again, this largely reflected the huge drop in valuations that this market has experienced over the past twelve months. In our view, China remains well placed to weather the downturn due to its massive fiscal firepower, which is already being tapped to reinvigorate an economy that slowed sharply in the second half of 2008.

Outlook

As we said before, we have seen many emerging countries take steps to stimulate their economies through rate cuts or fiscal support measures. While overall credit remains tight, and while conditions vary across markets, in many cases there appear to be tentative signs that the worst may be over. As such, we remain optimistic that once the extreme volatility starts to subside, the relatively indiscriminate nature of the sell-off will provide an attractive environment for long-term stock-pickers.

We are particularly excited about opportunities in China, a country where we have been increasing the Fund’s exposure. For example, with regard to the Chinese banking sector, the market appears preoccupied with near-term profits which will remain under pressure. Yet, for the first time since the stocks’ listings, we believe valuations now underestimate the long-term potential for secular growth offered by the better run domestic banks. Similarly, we have also been increasing the Fund’s weightings in Chinese consumer discretionary holdings, focusing on businesses we have admired for a number of years, but which are only now attractively valued.

We do not believe that emerging market profits growth for 2009 will come close to matching the average rates achieved over the last five years. Nevertheless, we believe that the emerging economies in the aggregate are well placed to weather this economic storm. Furthermore, the broad sell-off in emerging equities has provided an ideal environment for experienced stock pickers to purchase strong long-term businesses at historically low valuations.

Sincerely,

Timothy Campbell Co-Portfolio Manager Richard Sneller Co-Portfolio Manager William Sutcliffe Co-Portfolio Manager	Edward H. Hocknell Co-Portfolio Manager Michael P. Stirling-Aird Co-Portfolio Manager

RS Emerging Markets VIP Series	5

RS Emerging Markets VIP Series (continued)

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our Web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussion of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. These risks are even greater when investing in emerging markets.

6	RS Emerging Markets VIP Series

Total Net Assets: $79,806,719	Data as of December 31, 2008

Geographical Location[1]

Top Ten Holdings[1]

Company	Country	Percentage of Total Net Assets
Samsung Electronics Co. Ltd.	South Korea	4.13%
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	3.71%
China Mobile Ltd.	People’s Republic of China	3.69%
America Movil SAB de C.V., ADR, Series L	Mexico	3.26%
Gazprom, ADR	Russia	3.18%
Petroleo Brasileiro S.A., ADR	Brazil	2.97%
Naspers Ltd., N shares	South Africa	2.51%
Samsung Fire & Marine Insurance Co. Ltd.	South Korea	2.34%
Hon Hai Precision Industry Co. Ltd.	Taiwan	2.24%
China Unicom Ltd.	People’s Republic of China	2.23%
Total		30.26%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

2	The Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index is generally considered to be representative of the stock market activity of emerging markets. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees.

RS Emerging Markets VIP Series	7

RS Emerging Markets VIP Series (continued)

Performance Update Average Annual Returns as of 12/31/08

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
RS Emerging Markets VIP Series	10/17/94	-56.65%	-4.96%	8.31%	11.00%	6.08%
MSCI EMF Index[2]		-53.18%	-4.62%	8.02%	9.31%	2.31%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in the RS Emerging Markets VIP Series and the MSCI EMF Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to Baillie Gifford Emerging Markets Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 1.26%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com

8	RS Emerging Markets VIP Series

Understanding Your Fund’s Expenses (unaudited)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/08	Ending Account Value 12/31/08	Expenses Paid During Period* 07/01/08-12/31/08	Expense Ratio During Period 07/01/08-12/31/08
Based on Actual Return	$1,000.00	$496.80	$4.43	1.18%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,019.22	$5.98	1.18%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

RS Emerging Markets VIP Series	9

Schedule of Investments – RS Emerging Markets VIP Series

December 31, 2008	Shares	Value

Common Stocks — 83.3%
Brazil — 3.8%
Metals & Mining — 0.7%
Companhia Vale do Rio Doce, ADR	42,900	$519,519
Multiline Retail — 1.2%
B2W Companhia Global do Varejo	32,900	335,772
Lojas Renner S.A.	92,900	624,246

		960,018
Oil, Gas & Consumable Fuels — 0.7%
OGX Petroleo e Gas Participacoes S.A.(1)	2,500	563,904
Road & Rail — 1.2%
Companhia de Concessoes Rodoviarias	93,700	949,456

		2,992,897
Czech Republic — 1.5%
Diversified Telecommunication Services — 0.5%
Telefonica O2 Czech Republic A.S.	18,100	425,223
Electric Utilities — 1.0%
CEZ A.S.	17,700	770,992

		1,196,215
Egypt — 0.5%
Capital Markets — 0.5%
Egyptian Financial Group-Hermes Holding	130,500	408,756

		408,756
Hong Kong — 0.9%
Oil, Gas & Consumable Fuels — 0.9%
CNPC Hong Kong Ltd.	2,310,000	723,832

		723,832
India — 3.8%
Automobiles — 0.5%
Hero Honda Motors Ltd.	26,200	433,117
Construction Materials — 1.1%
ACC Ltd.	87,700	862,235
Electrical Equipment — 0.5%
Bharat Heavy Electricals Ltd.	14,000	392,268
Oil, Gas & Consumable Fuels — 1.0%
Reliance Industries Ltd.	31,558	803,507
Wireless Telecommunication Services — 0.7%
Idea Cellular Ltd.(1)	486,000	528,275

		3,019,402
Indonesia — 5.5%
Commercial Banks — 2.7%
PT Bank Mandiri	5,845,500	1,139,014
PT Bank Rakyat Indonesia	2,442,000	1,057,843

		2,196,857
Diversified Telecommunication Services — 2.8%
PT Indosat Tbk	2,136,500	1,146,129
PT Telekomunikasi Indonesia	1,650,200	1,057,603

		2,203,732

		4,400,589

December 31, 2008	Shares	Value

Malaysia — 0.7%
Commercial Banks — 0.7%
Public Bank Berhad	228,700	$579,847

		579,847
Mexico — 5.6%
Commercial Banks — 0.8%
Grupo Financiero Banorte S.A.B. de C.V.	353,800	638,697
Food & Staples Retailing — 1.5%
Wal-Mart de Mexico S.A.B. de C.V.	457,542	1,222,447
Wireless Telecommunication Services — 3.3%
America Movil SAB de C.V., ADR, Series L	83,900	2,600,061

		4,461,205
People’s Republic of China — 19.6%
Commercial Banks — 3.3%
China Construction Bank Corp., H shares	2,563,000	1,425,980
China Merchants Bank Co. Ltd., H shares	621,000	1,161,936

		2,587,916
Computers & Peripherals — 1.7%
BYD Co. Ltd., H shares	843,000	1,389,037
Construction Materials — 0.9%
China National Building Material Co. Ltd., H shares	598,000	727,098
Distributors — 1.4%
China Resources Enterprise Ltd.	630,000	1,107,890
Insurance — 1.2%
China Insurance International Holdings Co. Ltd.	591,000	913,539
Internet Software & Services — 1.0%
Baidu, Inc., ADR(1)	6,000	783,420
Leisure Equipment & Products — 0.7%
Li Ning Co. Ltd.	337,000	531,008
Multiline Retail — 0.8%
Parkson Retail Group Ltd.	550,000	629,658
Oil, Gas & Consumable Fuels — 1.1%
China Shenhua Energy Co. Ltd., H shares	421,000	902,564
Specialty Retail — 1.1%
GOME Electrical Appliances Holdings Ltd.(2)	6,232,000	900,601
Transportation Infrastructure — 0.5%
Beijing Capital International Airport Co. Ltd., H shares	834,000	422,599
Wireless Telecommunication Services — 5.9%
China Mobile Ltd.	290,500	2,947,446
China Unicom Ltd.	1,464,000	1,780,251

		4,727,697

		15,623,027
Poland — 1.0%
Diversified Financial Services — 1.0%
International Personal Finance	382,000	776,963

		776,963

The accompanying notes are an integral part of these financial statements.

10	RS Emerging Markets VIP Series

December 31, 2008	Shares	Value

Russia — 6.0%
Food & Staples Retailing — 0.4%
X5 Retail Group N.V., GDR (Reg S)(1)	37,920	$329,170
Food Products — 0.5%
Wimm-Bill-Dann Foods, ADR(1)	15,100	397,281
Metals & Mining — 0.4%
Evraz Group S.A., GDR (Reg S)	16,100	140,219
MMC Norilsk Nickel, ADR	27,031	173,371

		313,590
Oil, Gas & Consumable Fuels — 3.5%
Gazprom, ADR	175,950	2,534,963
NovaTek OAO, GDR (Reg S)	13,000	250,692

		2,785,655
Wireless Telecommunication Services — 1.2%
Mobile TeleSystems, ADR	25,900	691,012
Vimpel-Communications, ADR	42,600	305,016

		996,028

		4,821,724
South Africa — 6.1%
Diversified Financial Services — 1.2%
FirstRand Ltd.	518,600	912,231
Food & Staples Retailing — 0.8%
Massmart Holdings Ltd.	69,532	637,561
Media — 2.5%
Naspers Ltd., N shares	110,590	2,000,602
Metals & Mining — 1.6%
Impala Platinum Holdings Ltd.	56,300	829,707
Lonmin PLC	35,200	469,169

		1,298,876

		4,849,270
South Korea — 12.7%
Food & Staples Retailing — 2.0%
Shinsegae Co. Ltd.(1)	4,050	1,586,092
Insurance — 2.3%
Samsung Fire & Marine Insurance Co. Ltd.	12,200	1,865,052
Internet Software & Services — 0.6%
NHN Corp.(1)	4,600	492,001
Metals & Mining — 1.2%
POSCO	3,200	968,410
Semiconductors & Semiconductor Equipment — 4.1%
Samsung Electronics Co. Ltd.	8,946	3,296,871
Textiles, Apparel & Luxury Goods — 1.6%
Cheil Industries, Inc.(1)	37,600	1,233,387
Wireless Telecommunication Services — 0.9%
SK Telecom Co. Ltd.	4,300	710,586

		10,152,399
Taiwan — 9.5%
Computers & Peripherals — 0.8%
High Tech Computer Corp.	64,900	651,456
Electronic Equipment & Instruments — 2.2%
Hon Hai Precision Industry Co. Ltd.	905,403	1,785,238
Insurance — 1.0%
China Life Insurance Co. Ltd.(1)	2,050,040	752,946

December 31, 2008	Shares	Value

Taiwan (continued)
Multiline Retail — 1.3%
Far Eastern Department Stores Ltd.	1,754,281	$1,001,004
Semiconductors & Semiconductor Equipment — 4.2%
MediaTek, Inc.	58,000	392,283
Taiwan Semiconductor Manufacturing Co. Ltd.	2,167,886	2,958,036

		3,350,319

		7,540,963
Thailand — 0.8%
Commercial Banks — 0.8%
Bank of Ayudhya Public Co. Ltd.	2,277,400	618,450

		618,450
Turkey — 3.0%
Commercial Banks — 3.0%
Turkiye Garanti Bankasi A.S.(1)	829,200	1,427,275
Turkiye Is Bankasi	363,500	989,855

		2,417,130

		2,417,130
Vietnam — 0.5%
Metals & Mining — 0.5%
Vietnam Resource Investments Holdings Ltd.(2)	71,000	390,500

		390,500
Other African Countries — 0.5%
Metals & Mining — 0.5%
Gem Diamonds Ltd.(1)	75,600	283,448
Kenmare Resources PLC(1)	1,390,494	153,431

		436,879

		436,879
Other Emerging Markets Countries — 1.3%
Oil, Gas & Consumable Fuels — 1.3%
Dragon Oil PLC(1)	461,590	1,075,238

		1,075,238

Total Common Stocks (Cost $89,482,989)		66,485,286

	Shares	Value
Preferred Stocks — 8.3%
Brazil — 7.2%
Commercial Banks — 3.6%
Banco Bradesco S.A.	120,097	1,163,375
Itausa-Investimentos Itau S.A.	486,014	1,669,371

		2,832,746
Oil, Gas & Consumable Fuels — 3.0%
Petroleo Brasileiro S.A., ADR	96,824	2,371,219
Road & Rail — 0.6%
All America Latina Logistica (Units)	118,900	509,863

		5,713,828

The accompanying notes are an integral part of these financial statements.

RS Emerging Markets VIP Series	11

Schedule of Investments – RS Emerging Markets VIP Series (continued)

December 31, 2008	Shares	Value

Colombia — 1.1%
Commercial Banks — 1.1%
BanColombia S.A., ADR (Reg S)	37,500	$875,625

		875,625

Total Preferred Stocks (Cost $5,268,871)		6,589,453

	Warrants	Value
Warrants — 0.0%
Vietnam — 0.0%
Vietnam Resource Investments Holdings Ltd.(1)(2)	9,100	137

		137

Total Warrants (Cost $0)		137

	Principal Amount	Value
Repurchase Agreements — 1.9%
State Street Bank and Trust Co. Repurchase Agreement, 0.01% dated 12/31/2008, maturity value of $1,508,001, due 1/2/2009, collateralized by U.S. Treasury Bond, 6.625%, due 2/15/2027, with a value of $1,544,987	$1,508,000	1,508,000

Total Repurchase Agreements (Cost $1,508,000)		1,508,000

Total Investments — 93.5% (Cost $96,259,860)		74,582,876

Other Assets, Net — 6.5%		5,223,843

Total Net Assets — 100.0%		$79,806,719

(1)	Non-income producing security.
(2)	Fair valued security. See 1a in Notes to Financial Statements.

ADR — American Depositary Receipt.

GDR — Global Depositary Receipt.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments:

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$8,543,154
Level 2 — Significant Other Observable Inputs	66,039,722
Level 3 — Significant Unobservable Inputs	—

Total	$74,582,876

The accompanying notes are an integral part of these financial statements.

12	RS Emerging Markets VIP Series

Financial Information — RS Emerging Markets VIP Series

Statement of Assets and Liabilities As of December 31, 2008

Assets
Investments, at value	$74,582,876
Cash and cash equivalents	725
Receivable for investments sold	4,413,607
Foreign currency, at value	405,521
Receivable for fund shares subscribed	334,279
Dividends/interest receivable	187,678
Prepaid expenses	3,771

Total Assets	79,928,457

Liabilities
Payable to adviser	63,504
Accrued custodian fees	18,247
Accrued shareholder reports expense	11,103
Payable for fund shares redeemed	8,648
Trustees’ deferred compensation	8,523
Accrued expenses/other liabilities	11,713

Total Liabilities	121,738

Total Net Assets	$79,806,719

Net Assets Consist of:
Paid-in capital	$112,454,184
Distributions in excess of net investment income	(70,478)
Accumulated net realized loss from investments and foreign currency transactions	(10,880,050)
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(21,696,937)

Total Net Assets	$79,806,719

Investments, at Cost	$96,259,860

Foreign Currency, at Cost	$406,604

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	7,184,700

Net Asset Value Per Share	$11.11

Statement of Operations For the Year Ended December 31, 2008

Investment Income
Interest	$9,389
Dividends	3,835,043
Withholding taxes on foreign dividends	(470,427)

Total Investment Income	3,374,005

Expenses
Investment advisory fees	1,692,635
Custodian fees	210,954
Professional fees	39,799
Administrative service fees	24,370
Shareholder reports	15,623
Insurance expense	6,020
Trustees’ fees and expenses	5,284
Other expenses	11,785

Total Expenses	2,006,470
Less: Custody credits	(4,317)

Total Expenses, Net	2,002,153

Net Investment Income	1,371,852

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments, Foreign Currency Transactions and Foreign Capital Gains Tax
Net realized loss from investments	(5,542,440)
Net realized loss from foreign currency transactions	(620,903)
Foreign capital gains tax	(223,405)
Net change in unrealized depreciation on investments	(118,642,380)
Net change in unrealized depreciation on translation of assets and liabilities in foreign currencies	(22,309)
Net change in accrued foreign capital gains tax	330,446

Net Loss on Investments, Foreign Currency Transactions and Foreign Capital Gains Tax	(124,720,991)

Net Decrease in Net Assets Resulting from Operations	$(123,349,139)

The accompanying notes are an integral part of these financial statements.

RS Emerging Markets VIP Series	13

Financial Information — RS Emerging Markets VIP Series (continued)

Statement of Changes in Net Assets

	For the Year Ended 12/31/08	For the Year Ended 12/31/07
Operations
Net investment income	$1,371,852	$2,377,280
Net realized gain/(loss) from investments, foreign currency transactions and foreign capital gains tax	(6,386,748)	38,053,063
Net change in unrealized appreciation/(depreciation) on investments, translation of assets and liabilities in foreign currencies and foreign capital gains tax	(118,334,243)	36,748,454

Net Increase/(Decrease) in Net Assets Resulting from Operations	(123,349,139)	77,178,797

Distributions to Shareholders
Net investment income	(230,277)	(4,296,821)
Net realized gain on investments	(9,760,047)	(37,172,322)
Return of capital	(182,962)	—

Total Distributions	(10,173,286)	(41,469,143)

Capital Share Transactions
Proceeds from sales of shares	26,135,686	59,059,771
Reinvestment of distributions	10,173,286	41,469,143
Cost of shares redeemed	(69,666,872)	(66,212,771)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(33,357,900)	34,316,143

Net Increase/(Decrease) in Net Assets	(166,880,325)	70,025,797

Net Assets

Beginning of year	246,687,044	176,661,247

End of year	$79,806,719	$246,687,044

Distributions in Excess of Net Investment Income Included in Net Assets	$(70,478)	$(1,224,192)

Other Information:

Shares
Sold	1,098,886	2,023,930
Reinvested	927,373	1,473,149
Redeemed	(3,221,205)	(2,314,558)

Net Increase/(Decrease)	(1,194,946)	1,182,521

The accompanying notes are an integral part of these financial statements.

14	RS Emerging Markets VIP Series

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RS Emerging Markets VIP Series	15

Financial Information — RS Emerging Markets VIP Series (continued)

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Return of Capital	Total Distributions

Year Ended 12/31/08	$29.44	$0.18	$(16.87)	$(16.69)	$(0.04)	$(1.57)	$(0.03)	$(1.64)

Year Ended 12/31/07	24.55	0.38	10.49	10.87	(0.62)	(5.36)	—	(5.98)

Year Ended 12/31/06	21.46	0.16	7.33	7.49	(0.17)	(4.23)	—	(4.40)

Year Ended 12/31/05	16.43	0.19	6.35	6.54	(0.18)	(1.33)	—	(1.51)

Year Ended 12/31/04	13.60	0.11	3.09	3.20	(0.03)	(0.34)	—	(0.37)

The accompanying notes are an integral part of these financial statements.

16	RS Emerging Markets VIP Series

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$11.11	(56.65)%	$79,807	1.18%	1.18%	0.81%	0.81%	61%

29.44	45.40%	246,687	1.26%	1.26%	1.16%	1.16%	54%

24.55	36.19%	176,661	1.43%	1.45%	0.58%	0.57%	62%

21.46	40.51%	123,478	1.51%	1.51%	1.08%	1.08%	41%

16.43	23.56%	74,081	1.57%	1.57%	0.76%	0.76%	75%

Distributions reflect actual per-share amounts distributed for the period.

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.

RS Emerging Markets VIP Series	17

Notes to Financial Statements — RS Emerging Markets VIP Series

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers seventeen series. RS Emerging Markets VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts are valued at the current cost of covering or offsetting such contracts. Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained

18	RS Emerging Markets VIP Series

from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

➢	Level 1 — unadjusted quoted prices in active markets for identical investments

➢

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

➢	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

In determining a security's placement within the hierarchy, the Trust separates the Fund's investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund's results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not

RS Emerging Markets VIP Series	19

Notes to Financial Statements — RS Emerging Markets VIP Series (continued)

they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2008, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2008, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2005 and by state authorities for tax years before 2004.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e.  Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of the Fund’s counterparty to meet the terms of a contract and from unanticipated movements in the value of a currency relative to another currency. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Fund. When a forward contract is closed, the Fund will record a realized gain or loss equal to the increase or decrease in the value of such forward contract between the time it was opened and the time it was closed. Such amounts are recorded as net realized gains or losses on foreign currency related transactions.

f.  Foreign Capital Gains Tax

Gains realized by the Fund on the sale of securities in certain foreign countries are subject to non-U.S. taxes. The Fund records a liability based on unrealized gains to provide for non-U.S. taxes likely to be payable upon the sale of such securities.

g.  Investment Income

Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Fund is informed of the dividend. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

h.  Expenses

Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are

20	RS Emerging Markets VIP Series

generally apportioned among all the series in the Trust, based on relative net assets.

i.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

j.  Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income typically at least once each year and any net realized capital gains once each year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

k.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

l.  Temporary Borrowings

The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

Amount Outstanding at 12/31/08	Average Borrowing*	Average Interest Rate*
$—	$516,327	2.80%

*	For the year ended December 31, 2008.

Note 2.	Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 1.00%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with Guardian Baillie Gifford Limited (“GBG”), a Scottish company owned jointly by GIAC and Baillie Gifford Overseas Limited (“BG Overseas”). As compensation for GBG’s services, RS Investments pays fees to GBG at an annual rate of 0.95% of the average daily net assets of the Fund. Payment of the sub-advisory fee does not represent a separate or additional expense to the Fund. GBG has entered into a Sub-Sub-Investment Advisory Agreement with BG Overseas pursuant to which BG Overseas is responsible for providing day-to-day investment advisory services to the Fund subject to the supervision and direction of the Board of Trustees of the Trust and review by RS Investments. A sub-sub-investment advisory fee payable at the rate of 0.50% of the average daily net assets of the Fund is payable by GBG to BG Overseas for its services. Payment of the sub-sub-investment advisory fee does not represent a separate or additional expense to the Fund.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2009, to limit the

RS Emerging Markets VIP Series	21

Notes to Financial Statements — RS Emerging Markets VIP Series (continued)

Fund’s total annual fund operating expenses to 1.43% of the average daily net assets of the Fund.

RS Investments does not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee could have elected to defer receipt of all, or a portion, of his/her annual compensation received through December 31, 2008. The amount of the Fund’s deferred compensation obligation to a Trustee was determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee through December 31, 2008. The Fund could have covered its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. The Fund’s liability for deferred compensation to a Trustee was adjusted periodically through December 31, 2008, to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts will remain in the Fund until distributed in accordance with the Plan. Effective October 1, 2008, the Plan was amended such that all deferred amounts will be distributed within 90 days following January 1, 2009. The Plan will terminate after all deferred amounts have been distributed under the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

The tax character of distributions paid to shareholders during the years ended December 31, 2008 and December 31, 2007, was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
2008	$230,277	$9,760,047	$182,962
2007	11,510,655	29,958,488	—

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2008, the Fund did not utilize capital loss carryovers and no capital loss carryovers are available for use in future offsets.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2008, the Fund elected to defer $9,495,105 in net capital and currency losses.

b.  Tax Basis of Investments

The cost of investments for federal income tax purposes at December 31, 2008, was $97,705,618. The gross

22	RS Emerging Markets VIP Series

unrealized appreciation and depreciation of investments, on a tax basis, at December 31, 2008, aggregated $8,943,652 and $(32,066,394), respectively, resulting in net unrealized depreciation of $(23,122,742).

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $102,814,251 and $149,449,129 respectively, for the year ended December 31, 2008.

b.  Foreign Securities

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5.	New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. The Trust is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

Note 6.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

RS Emerging Markets VIP Series	23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of RS Emerging Markets VIP Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Emerging Markets VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights for each of the periods presented through December 31, 2005 were audited by other auditors whose report dated February 8, 2006 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2009

24	RS Emerging Markets VIP Series

Tax Designation (unaudited)

Pursuant to Section 853 of the Internal Revenue Code, the Fund elects to pass through foreign taxes that have been withheld at the fund level to its shareholders so that they may take a foreign tax credit. For the year ended December 31, 2008, the total foreign taxes expected to be passed-through to shareholders were $359,650 on foreign source income of $3,106,352.

RS Emerging Markets VIP Series	25

Supplemental Information (unaudited)

Approval of Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investment Management Co. LLC (the “disinterested Trustees”), met in person on August 12 – 13, 2008, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing August 31, 2008, for all 17 series of the Trust: RS MidCap Opportunities VIP Series, RS Technology VIP Series, RS Partners VIP Series, RS Value VIP Series, RS Global Natural Resources VIP Series, RS Core Equity VIP Series, RS Small Cap Core Equity VIP Series, and RS Equity Dividend VIP Series (the “RS-Managed Funds”); RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS International Growth VIP Series, RS Emerging Markets VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series (the “Sub-Advised Funds”, and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series; Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, serves as Sub-Adviser to RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-sub-advisory agreements relating to these Funds are also considered “Sub-Advisory Agreements” and “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion).

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2008 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees considered generally the continuing, favorable interaction of the legacy investment teams at RS Investments and GIS. They also considered improvements in

26	RS Emerging Markets VIP Series

service over the course of the year through realignments of various administrative, accounting, and control functions between the two firms, and were generally satisfied with those services currently being provided by the two firms.

The Trustees considered the fees charged by RS Investments to the Funds under the Investment Advisory Agreements and the fees paid to the various Sub-Advisers under the Sub-Advisory Agreements. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. They also noted that, as to the Sub-Advised Funds, RS Investments pays a large part, in most cases the large majority, of the fees it receives to the Sub-Advisers.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual investment products than in managing private accounts or in sub-advising mutual funds sponsored by others. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and within the same broad range of asset sizes. RS Investments also worked with an independent consultant to the disinterested Trustees in identifying peer groups of mutual funds with respect to each Fund. One of the independent consultants prepared an analysis of comparative management fees and expenses, and discussed his conclusions with the disinterested Trustees. In his report, the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The Chief Compliance Officer noted that the advisory fees for the Funds, although the same as those of the retail versions of the Funds, were relatively high compared to peer variable product funds. He also noted that, although the total expense ratios of the Funds also tended to be higher than those of their peers, it appeared that the differences were generally attributable to the small asset size of the Funds.

The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, due to the fact that the Funds’ custodial fees were relatively high. In the course of their discussions with the Trustees, representatives of RS Investments noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in savings to the Funds in the coming year. The Trustees noted in the course of the discussion that, in a number

RS Emerging Markets VIP Series	27

Supplemental Information (unaudited) (continued)

of cases, especially in respect of variable Funds, the number of peer funds was quite limited, potentially limiting the utility of the data provided.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. The Chief Compliance Officer also noted in his report that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable.

RS Investments also furnished a detailed profitability analysis with respect to each Fund for the year ended December 31, 2007, and for the five months ended May 31, 2008. In his report, the Chief Compliance Officer noted that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the Funds had been less profitable generally than the retail versions of the Funds. The Trustees noted that the range of profitability for the Core Funds, the Growth Funds, and the Value Funds was wide, but that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business. The Trustees also noted that RS Investments’ subadvisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Chief Compliance Officer also noted in his report that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower, with the most profitable Fund being the RS S&P 500 Index VIP Series, which did not have any performance or expense concerns to note.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees also considered a report provided to them by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. In his report, the Chief Compliance Officer noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He also noted RS Investments’ commitment to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it. The Chief Compliance Officer also noted that RS Investments maintains that one of its strengths is the tenure of its investment management teams. He noted, as well, that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience and skills of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’

28	RS Emerging Markets VIP Series

trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that, except as noted below, no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Chief Compliance Officer noted specifically that each of RS Asset Allocation VIP Series and RS High Yield Bond VIP Series had underperformed its peers’ averages for various periods. The Chief Compliance Officer noted that RS High Yield Bond VIP Series had experienced a significant portfolio manager change and that RS Investments was engaging in internal discussions about plans to address the performance concerns of RS Asset Allocation VIP Series.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The

Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments continues to integrate the respective RS and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, particularly with respect to the management of the New York office’s activities by personnel in San Francisco.

➢

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams in order to reduce the compartmentalization of RS Investments.

➢	RS Investments has invested in the firm by working to improve its portfolio management and client service activities, as well as by consulting outside experts about how best to improve the firm.

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary for

RS Emerging Markets VIP Series	29

Supplemental Information (unaudited) (continued)

the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2008.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

30	RS Emerging Markets VIP Series

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	39	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	39	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel–Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	39	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	39	Board Member, Boston Stock Exchange Inc.
Gloria S. Nelund, May 1961	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	39	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC an investment management firm; formerly Chairman of EGM Capital, LLC, an investment management firm.	39	None

RS Emerging Markets VIP Series	31

Supplemental Information (unaudited) (continued)

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	39	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	39	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

32	RS Emerging Markets VIP Series

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

†

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.

**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

RS Emerging Markets VIP Series	33

08	ANNUAL REPORT

RS Variable Products Trust

RS Investment Quality Bond VIP Series

12.31.08

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Investment Quality Bond VIP Series

Howard W. Chin

Howard W. Chin has been a co-portfolio manager of RS Investment Quality Bond VIP Series since 1998*. Mr. Chin has been a managing director at The Guardian Life Insurance Company of America (“Guardian Life”) since 1997. He also manages part of the fixed-income assets of Guardian Life and the fixed-income assets for other GIS subsidiaries. Prior to joining Guardian Life, Mr. Chin spent four years as a strategist at Goldman Sachs & Company. Mr. Chin earned a B.S. in engineering from Polytechnic Institute of New York and an M.B.A. from the University of California at Berkeley.

Robert J. Crimmins, Jr.

Robert J. Crimmins, Jr. has been a co-portfolio manager of RS Investment Quality Bond VIP Series since 2004.* Mr. Crimmins has been a managing director of Guardian Life since 2004. From March 2001 to March 2004, Mr. Crimmins was a senior director at Guardian Life and prior to that, Mr. Crimmins was an assistant vice president of fixed-income investments of Guardian Life. Mr. Crimmins holds a B.A. in finance from St. John’s University and an M.B.A. from Fordham University.

*	Includes service as a co-portfolio manager of the Fund’s predecessor fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Highlights

➢	Against the backdrop of financial market turmoil and credit constraints, nearly all sectors of the fixed-income and asset-backed securities markets delivered sharply negative returns in 2008.

➢	Fears of a total meltdown of the financial system caused the government to take unprecedented actions to restore investor confidence and provide liquidity.

➢	Despite the challenging environment, the Fund delivered better performance than many of its peers. However, the Fund underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index[2].

Market Overview

2008 was an extraordinary year because of the unprecedented volatility we saw in the stock and bond markets and the historic changes we witnessed in the financial landscape. These changes have included the bankruptcy of Lehman Brothers, the passage of the $700 billion Troubled Asset Relief Program (TARP) and the disappearance of the traditional investment bank as a viable business model. The U.S. economy was clearly in recession while crude oil prices surged to a new peak early in the year before falling back to below $40 per barrel — a sign of diminishing demand from a global economy in trouble. Against this backdrop, the Federal Reserve cut the target federal funds rate to nearly zero in December while the Treasury Department began to

RS Investment Quality Bond VIP Series	3

RS Investment Quality Bond VIP Series (continued)

implement TARP, just one of many steps taken by government authorities to stabilize financial markets.

In this volatile environment, it was not surprising that the Treasury sector was aggressively sought out by bond investors seeking safe haven. As a result, Treasury yields dropped across all maturities. The two-year Treasury yield fell from 3.05% at the end of 2007 to 0.76% by December 31, 2008, while the 10-year Treasury bond yield declined from 4.02% to 2.21%. Corporate bonds, residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), and asset-backed securities (ABS) all underperformed equal duration Treasury securities by 17.86 percentage points, 2.32 percentage points, 32.74 percentage points and 22.23 percentage points, respectively — delivering their worst performances on record.

Performance

RS Investment Quality Bond VIP Series returned 0.47% for the twelve-month period ended December 31, 2008. The average return for the Lipper3 Intermediate Investment Grade Debt Funds peer group was -3.00%. (The peer group consisted of 64 variable subaccount funds that invest primarily in investment grade debt issues with average maturities of five to ten years.) The Fund underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index which returned 5.24%.

Portfolio Review

The recent environment displayed the merits of our fundamental value approach which seeks to add value relative to risk rather than just adding risk. In particular, we remained disciplined about rejecting investments that we believed offered too little additional return potential to compensate for their incremental risk.

The corporate bond market’s underperformance in 2008 was in large part driven by the upheaval in the financials sector. As for the Fund, an overweight in REITs (real estate investment trusts) had a negative impact on relative performance. On a positive note, our disciplined, value approach led us to avoid investments in several troubled financial institutions. The Fund, however, did hold a very small position in Lehman Brothers, which was limited to about 0.25% of the portfolio.

In the structured products arena, the big story for 2008 was the massive underperformance of commercial mortgage-backed securities (CMBS). CMBS prices fell on concerns that rising delinquencies and defaults in the residential market might carry over to commercial real estate as the economy weakened. Moreover, as hedge funds faced margin calls, they often first sold their CMBS holdings, which were among their more liquid assets. This started a vicious cycle in which forced selling resulted in even lower prices, which led to more margin calls. This downward spiral was further accelerated by the shrinking availability of credit and the creation of a new CMBS index that allowed investors to easily short-sell these instruments.

The most notable event in the mortgaged-backed securities (MBS) sector occurred in the third quarter when Fannie Mae and Freddie Mac were placed in conservatorship by the government. While that change eased investor concerns regarding the safety of MBS, the sector still lacked a dominant source of investor demand, especially as financially-constrained banks could no longer invest heavily in the sector. Nonetheless, policymakers recognized the importance of a smoothly operating MBS market in supporting the housing market and unveiled several initiatives aimed at increasing mortgage availability. The most significant was a $500 billion MBS purchase program unveiled by the Federal Reserve.

The Fund came into the fourth quarter with an underweight allocation to MBS (both agency and non-agency). While this positioning hurt the Fund’s relative performance early in 2008, its underweighting in agency MBS contributed to relative performance later in the year as this sector underperformed the Treasury market in the fourth quarter. Nonetheless, the Fund’s losses in the non-agency MBS sector offset the benefits of its underweight exposure to agency MBS. Starting in the third quarter, the non-agency MBS market was essentially frozen due to tightening lending standards

4	RS Investment Quality Bond VIP Series

and a severe lack of liquidity. Delinquency and default rates were also rising across all types of mortgages, including loans made to borrowers with prime credit histories. The Fund’s exposure to subprime mortgages as of December 31, 2008, was approximately 1.2% of the portfolio and was limited to issues backed by seasoned fixed-rate loans. The Fund does not hold any bonds backed by subprime adjustable-rate mortgages (ARMs) which have been at the center of the subprime mortgage crisis.

Our activity in the asset-backed securities (ABS) sector was limited to the purchase of a few AAA-rated bonds backed by credit card payments. While the health of the consumer remains a concern, we believe the bonds’ underlying credit support is sufficient to protect bondholders. Further, unlike bonds backed by other types of debt, banks have the ability to increase rates charged to their cardholders if they expect an increase in charge-offs or credit losses. This structural feature benefits bondholders.

Outlook

While the near-term economic outlook is quite negative and the current situation remains fluid, we think that coordinated actions by the world’s central banks and finance authorities will ultimately help to stabilize the global economy and markets. Credit market fundamentals may remain under pressure in the near-term, but we also believe that opportunities exist in the non-Treasury segments of the bond market. Consequently, we continue to consider adding to the Fund’s exposure to these asset classes on a selective basis. More fundamentally, we believe that strict adherence to our fundamental value investment discipline will serve the Fund’s shareholders over the long-term.

We thank you for your continued confidence and appreciate the opportunity to put our experience to work on your behalf.

Sincerely,

Howard W. Chin Co-Portfolio Manager	Robert J. Crimmins, Jr. Co-Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment the risk that bond prices may fall when interest rates rise is potentially greater. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

RS Investment Quality Bond VIP Series	5

RS Investment Quality Bond VIP Series (continued)

Total Net Assets: $419,579,126	Data as of December 31, 2008

Asset Allocation

Bond Quality

Source: Moody’s, Standard and Poors, Fitch Investors Service.

6	RS Investment Quality Bond VIP Series

Top Ten Holdings[1]

Company	Coupon	Maturity Date	Percentage of Total Net Assets
FNMA Mortgage Pass-Through	5.000	12/01/38	6.83%
U.S. Treasury Notes	3.750	11/15/18	4.20%
U.S. Treasury Bonds	4.375	02/15/38	2.69%
FNMA Mortgage Pass-Through	5.000	02/01/37	2.67%
FNMA Mortgage Pass-Through	5.500	10/01/38	2.24%
FHLMC Mortgage Pass-Through	5.500	09/15/35	2.08%
FHLB Agency	5.125	07/17/18	1.74%
FNMA Mortgage Pass-Through	4.500	06/01/38	1.69%
Four Times Square Trust 2000-4TS A2 CMBS	7.795	04/15/15	1.63%
Chase Issuance Trust 2005-A10 A10 ABS	4.650	12/17/12	1.44%
Total			27.21%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

2	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.

Performance Update Average Annual Returns as of 12/31/08

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
RS Investment Quality Bond VIP Series	05/01/83	0.47%	3.60%	3.47%	4.91%	7.55%
Barclays Capital U.S. Aggregate Bond Index[2]		5.24%	5.51%	4.65%	5.63%	8.27%

Since inception performance for the index is measured from 4/30/1983, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Investment Quality Bond VIP Series and the Barclays Capital U.S. Aggregate Bond Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

RS Investment Quality Bond VIP Series	7

RS Investment Quality Bond VIP Series (continued)

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Bond Fund, Inc.; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.59%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

8	RS Investment Quality Bond VIP Series

Understanding Your Fund’s Expenses (unaudited)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled

“Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/08	Ending Account Value 12/31/08	Expenses Paid During Period* 07/01/08-12/31/08	Expense Ratio During Period 07/01/08-12/31/08
Based on Actual Return	$1,000.00	$997.20	$2.74	0.55%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,022.40	$2.77	0.55%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one half-year period).

RS Investment Quality Bond VIP Series	9

Schedule of Investments – RS Investment Quality Bond VIP Series

December 31, 2008	Principal Amount	Value

Asset Backed Securities — 9.0%
Ameriquest Mortgage Securities, Inc. 2003-5 A6 4.541% due 4/25/2033(1)	$2,310,618	$1,903,355
Amresco Residential Securities Mortgage Loan Trust 1997-1 MIF 7.42% due 3/25/2027	112,069	111,605
Capital One Multi-Asset Execution Trust 2006-A2 A 4.85% due 11/15/2013	2,500,000	2,356,440
Capital One Prime Auto Receivables Trust 2006-2 A4 4.94% due 7/15/2012	4,400,000	4,206,586
Carmax Auto Owner Trust 2005-1 A4 4.35% due 3/15/2010	845,730	843,269
Chase Funding Mortgage Loan Trust 2004-1 1A6 4.266% due 6/25/2015	410,845	355,823
Chase Issuance Trust 2005-A10 A10 4.65% due 12/17/2012	6,305,000	6,025,649
2007-A15 A 4.96% due 9/17/2012	3,871,000	3,729,246
Citibank Credit Card Master Trust I 1999-2 A 5.875% due 3/10/2011	2,330,000	2,328,703
Citibank Omni Master Trust 2008-A10A A10 4.05% due 3/20/2013(2)	5,000,000	4,969,874
CitiFinancial Mortgage Securities, Inc. 2003-3 AF5 4.553% due 8/25/2033(1)	1,246,176	931,504
Countrywide Asset-Backed Certificates Trust 2004-S1 A2 3.872% due 3/25/2020(1)	72,082	70,201
GE Capital Credit Card Master Note Trust 2006-1 A 5.08% due 9/15/2012	2,450,000	2,389,525
Nissan Auto Receivables Owner Trust 2008-B A3 4.46% due 4/16/2012	3,450,000	3,229,427
Peco Energy Transition Trust 2000-A A4 7.65% due 3/1/2010	1,455,000	1,487,842
Residential Asset Mortgage Products, Inc. 2003-RZ4 A5 4.66% due 2/25/2032	437,861	436,823
2003-RS7 AI4 5.09% due 2/25/2031(1)	437,915	427,654
Vanderbilt Acquisition Loan Trust 2002-1 A3 5.70% due 9/7/2023(1)	805,852	795,965
West Penn Funding LLC Transition Bonds 2005-A A1 4.46% due 12/27/2010(2)	1,118,961	1,116,210

Total Asset Backed Securities (Cost $39,501,786)		37,715,701

December 31, 2008	Principal Amount	Value

Collateralized Mortgage Obligations — 17.8%
Banc of America Alternative Loan Trust 2004-1 2A1 6.00% due 2/25/2034	$6,359,753	$5,274,620
Banc of America Funding Corp. 2006-3 5A5 5.50% due 3/25/2036	2,937,683	2,277,940
Banc of America Mortgage Securities, Inc. 2004-F 2A6 4.148% due 7/25/2034(1)	1,350,000	1,309,723
2004-11 2A1 5.75% due 1/25/2035	6,016,593	5,050,178
Citicorp Mortgage Securities, Inc. 2007-8 1A3 6.00% due 9/25/2037	4,134,936	3,057,269
Countrywide Alternative Loan Trust 2004-35T2 A1 6.00% due 2/25/2035	2,532,698	2,211,039
2006-19CB A15 6.00% due 8/25/2036	3,209,757	2,051,196
Countrywide Home Loans Trust 2002-19 1A1 6.25% due 11/25/2032	1,389,718	1,351,250
FHLMC 2663 VQ 5.00% due 6/15/2022	2,800,000	2,875,051
1534 Z 5.00% due 6/15/2023	968,052	978,571
3227 PR 5.50% due 9/15/2035	8,458,331	8,723,865
FNMA
2006-45 AC 5.50% due 6/25/2036	1,489,301	1,479,347
2002-52 PB 6.00% due 2/25/2032	4,480,715	4,583,467
GNMA 1997-19 PG 6.50% due 12/20/2027(1)	4,008,353	4,232,279
GSR Mortgage Loan Trust 2006-2F 7A1 5.50% due 1/25/2021	4,470,082	3,485,269
J.P. Morgan Mortgage Trust 2005-S2 2A15 6.00% due 9/25/2035	4,858,832	3,300,969
Mastr Asset Securitization Trust 2003-10 3A7 5.50% due 11/25/2033	2,129,921	1,980,775
Residential Asset Mortgage Products, Inc. 2005-SL1 A4 6.00% due 5/25/2032	2,876,043	1,953,912
Residential Funding Mortgage Securities Trust 2006-S3 A7 5.50% due 3/25/2036	3,368,394	2,638,480
Wells Fargo Mortgage Backed Securities Trust 2003-11 1A3 4.75% due 10/25/2018	3,500,000	3,317,309
2005-5 1A1 5.00% due 5/25/2020	3,846,912	3,178,511
2006-1 A3 5.00% due 3/25/2021	2,133,527	1,549,474

The accompanying notes are an integral part of these financial statements.

10	RS Investment Quality Bond VIP Series

December 31, 2008	Principal Amount	Value

2003-2 A7 5.25% due 2/25/2018	$5,900,000	$5,103,039
2007-13 A7 6.00% due 9/25/2037	4,097,536	2,701,812

Total Collateralized Mortgage Obligations (Cost $86,800,109)		74,665,345

	Principal Amount	Value
Commercial Mortgage Backed Securities — 9.4%
Banc of America Commercial Mortgage, Inc. 2003-1 A2 4.648% due 9/11/2036	$2,350,000	$2,085,645
2006-2 A4 5.739% due 5/10/2045(1)	3,400,000	2,776,901
Bear Stearns Commercial Mortgage Securities 2006-T24 AM 5.568% due 10/12/2041(1)	3,015,000	1,472,767
Crown Castle Towers LLC 2005-1A AFX 4.643% due 6/15/2035(2)	3,500,000	2,975,000
CS First Boston Mortgage Securities Corp. 2004-C5 A2 4.183% due 11/15/2037	3,422,042	3,324,893
Four Times Square Trust 2000-4TS A2 7.795% due 4/15/2015(2)	6,602,000	6,856,967
GMAC Commercial Mortgage Securities, Inc. 2006 C1 AM 5.29% due 11/10/2045(1)	2,100,000	1,064,018
J.P. Morgan Chase Commercial Mortgage Securities Corp. 2005-LDP3 A4 4.936% due 8/15/2042(1)	4,000,000	3,151,485
2005-LDP5 A4 5.179% due 12/15/2044(1)	2,880,000	2,308,118
2001-C1 A3 5.857% due 10/12/2035	4,000,000	3,818,104
J.P. Morgan Commercial Mortgage Finance Corp. 2000-C9 A2 7.77% due 10/15/2032	3,441,269	3,441,595
LB UBS Comm’l. Mortgage Trust 2006-C6 AM 5.413% due 9/15/2039	3,600,000	1,743,605
Merrill Lynch Mortgage Trust 2004-BPC1 A5 4.855% due 10/12/2041(1)	3,500,000	2,903,714
PNC Mortgage Acceptance Corp. 2000-C1 A2 7.61% due 2/15/2010	1,711,931	1,711,169

Total Commercial Mortgage Backed Securities (Cost $47,427,455)		39,633,981

	Principal Amount	Value
Corporate Bonds — 21%
Aerospace & Defense — 0.3%
General Dynamics Corp. 4.50% due 8/15/2010	$500,000	$510,629

December 31, 2008	Principal Amount	Value

Aerospace & Defense (continued)
L-3 Communications Corp. 6.125% due 1/15/2014	$1,000,000	$907,500

		1,418,129
Automotive — 0.2%
DaimlerChrysler NA Holdings 6.50% due 11/15/2013	300,000	234,004
TRW, Inc. 7.75% due 6/1/2029	500,000	576,934

		810,938
Building Materials — 0.2%
CRH America, Inc. 6.00% due 9/30/2016	1,350,000	840,772

		840,772
Computers — 0.2%
Computer Sciences Corp. 6.50% due 3/15/2018(2)	800,000	689,140

		689,140
Diversified Financial Services — 0.4%
Allstate Life Global Funding Trust Nt. 5.375% due 4/30/2013	750,000	738,298
BP Capital Markets PLC 5.25% due 11/7/2013	800,000	835,149

		1,573,447
Diversified Manufacturing — 0.6%
Parker Hannifin Corp. Sr. Nt. 6.25% due 5/15/2038	400,000	394,666
Siemens Financieringsmat N.V. 6.125% due 8/17/2026(2)	750,000	729,338
United Technologies Corp.
4.375% due 5/1/2010	500,000	503,997
4.875% due 5/1/2015	1,000,000	974,781

		2,602,782
Electric — 0.4%
Nevada Power Co. 6.65% due 4/1/2036	600,000	535,557
PacifiCorp 5.25% due 6/15/2035	350,000	324,694
PPL Electric Utilities Corp. 6.45% due 8/15/2037	1,000,000	969,866

		1,830,117
Electronics — 0.1%
Koninklijke Philips Electronics NV 6.875% due 3/11/2038	600,000	569,502

		569,502
Energy — 0.5%
Anadarko Petroleum Corp. 6.45% due 9/15/2036	600,000	473,301
Canadian Natural Resources Ltd. 6.25% due 3/15/2038	600,000	471,597
Western Oil Sands, Inc. 8.375% due 5/1/2012	1,000,000	954,642

		1,899,540

The accompanying notes are an integral part of these financial statements.

RS Investment Quality Bond VIP Series	11

Schedule of Investments – RS Investment Quality Bond VIP Series (continued)

December 31, 2008	Principal Amount	Value

Energy - Refining — 0.1%
Tosco Corp. 8.125% due 2/15/2030	$500,000	$577,955

		577,955
Entertainment — 0.5%
Time Warner, Inc. 7.57% due 2/1/2024	1,450,000	1,397,424
Viacom, Inc. 6.875% due 4/30/2036	800,000	632,222

		2,029,646
Finance Companies — 1.2%
Capital One Bank Co. 5.75% due 9/15/2010	900,000	873,512
General Electric Capital Corp. 6.75% due 3/15/2032	800,000	850,581
Sr. Nt. 5.625% due 5/1/2018	1,200,000	1,208,699
Household Finance Corp. 6.375% due 11/27/2012	1,000,000	978,380
SLM Corp. 4.00% due 1/15/2009	1,050,000	1,045,204

		4,956,376
Financial — 1.8%
Bear Stearns Cos., Inc. 6.40% due 10/2/2017	800,000	831,342
Goldman Sachs Group, Inc. 5.125% due 1/15/2015	1,600,000	1,467,942
5.625% due 1/15/2017	370,000	317,859
6.15% due 4/1/2018	1,200,000	1,153,153
Lehman Brothers Holdings Capital Trust VII 5.857% due 11/29/2049(3)(4)	1,000,000	100
Merrill Lynch & Co. 6.05% due 8/15/2012	1,000,000	986,579
6.875% due 4/25/2018	800,000	836,821
Morgan Stanley 4.00% due 1/15/2010	500,000	485,478
5.95% due 12/28/2017	1,800,000	1,493,966

		7,573,240
Financial - Banks — 3.8%
American Express Bank FSB 6.00% due 9/13/2017	500,000	468,267
Bank of America Corp. 4.875% due 9/15/2012	1,300,000	1,282,801
Bank One Corp. 5.25% due 1/30/2013	600,000	585,192
Citigroup, Inc. 4.625% due 8/3/2010	1,300,000	1,278,562
Sr. Nt. 6.125% due 11/21/2017	1,600,000	1,616,864
6.50% due 8/19/2013	800,000	807,269
City National Corp. 5.125% due 2/15/2013	700,000	599,535
Credit Suisse First Boston USA, Inc. 6.50% due 1/15/2012	800,000	818,250
Deutsche Bank AG London 6.00% due 9/1/2017	800,000	848,842
HSBC USA, Inc. 4.625% due 4/1/2014	700,000	648,551

December 31, 2008	Principal Amount	Value

Financial - Banks (continued)
J.P. Morgan Chase Capital XXII 6.45% due 2/2/2037	$400,000	$327,797
JPMorgan Chase & Co. 5.75% due 1/2/2013	900,000	913,091
JPMorgan Chase Bank N.A. 6.00% due 10/1/2017	1,500,000	1,513,018
PNC Bank N.A. 6.875% due 4/1/2018	800,000	851,174
Sovereign Bank, Inc. 5.125% due 3/15/2013	600,000	502,678
Wachovia Capital Trust III 5.80% due 3/15/2042(3)	1,000,000	590,000
Wachovia Corp. 5.25% due 8/1/2014	1,300,000	1,210,968
Wells Fargo Bank NA 5.75% due 5/16/2016	1,200,000	1,266,929

		16,129,788
Food & Beverage — 0.5%
Bottling Group LLC 6.95% due 3/15/2014	1,200,000	1,302,966
Diageo Capital PLC 5.50% due 9/30/2016	500,000	479,257
Kraft Foods, Inc. Sr. Nt. 6.875% due 1/26/2039	500,000	500,897

		2,283,120
Health Care — 0.2%
Fisher Scientific International, Inc. 6.125% due 7/1/2015	800,000	705,000

		705,000
Insurance — 1.1%
Ace INA Holdings, Inc. 5.80% due 3/15/2018	800,000	719,962
Allied World Assurance Co. Hldgs., Ltd. 7.50% due 8/1/2016	600,000	422,991
AXA SA 6.463% due 12/31/2049(2)(3)	800,000	349,465
Liberty Mutual Group, Inc. 7.50% due 8/15/2036(2)	400,000	243,566
MetLife, Inc. 6.40% due 12/15/2036	500,000	300,000
Symetra Financial Corp. 6.125% due 4/1/2016(2)(5)	800,000	658,660
UnitedHealth Group, Inc. 6.50% due 6/15/2037	500,000	419,676
Unum Group 5.859% due 5/15/2009	600,000	572,428
UnumProvident Finance Co. Sr. Nt. 6.85% due 11/15/2015(2)	1,100,000	899,501

		4,586,249
Iron - Steel — 0.2%
ArcelorMittal Sr. Nt. 6.125% due 6/1/2018	400,000	273,903
Nucor Corp. 5.75% due 12/1/2017	550,000	543,566

		817,469

The accompanying notes are an integral part of these financial statements.

12	RS Investment Quality Bond VIP Series

December 31, 2008	Principal Amount	Value

Machinery - Diversified — 0.1%
Roper Industries, Inc. Sr. Nt. 6.625% due 8/15/2013	$400,000	$401,135

		401,135
Media - Cable — 1.2%
Comcast Cable Communications, Inc. 6.875% due 6/15/2009	1,050,000	1,054,920
Comcast Corp. 6.45% due 3/15/2037	1,000,000	995,117
6.50% due 1/15/2017	400,000	395,086
Time Warner Cable, Inc. 5.40% due 7/2/2012	1,000,000	933,747
5.85% due 5/1/2017	1,600,000	1,461,685

		4,840,555
Media - NonCable — 0.1%
News America Holdings, Inc. 8.00% due 10/17/2016	500,000	525,594

		525,594
Metals & Mining — 0.4%
Freeport-McMoRan Copper & Gold, Inc. Sr. Nt. 8.25% due 4/1/2015	250,000	212,500
Noranda, Inc. 6.00% due 10/15/2015	750,000	502,065
Steel Dynamics, Inc. 6.75% due 4/1/2015	700,000	483,000
Vale Overseas Ltd. 6.25% due 1/23/2017	400,000	377,120

		1,574,685
Natural Gas - Pipelines — 0.1%
Enterprise Products Operating LP 8.375% due 8/1/2066(1)	400,000	220,000

		220,000
Office - Business Equipment — 0.2%
Xerox Corp. Sr. Nt. 5.65% due 5/15/2013	800,000	627,904

		627,904
Oil & Gas — 0.6%
Occidental Petroleum Corp. Sr. Nt. 7.00% due 11/1/2013	800,000	873,156
Transocean, Inc. Sr. Nt. 6.00% due 3/15/2018	800,000	728,641
XTO Energy, Inc. Sr. Nt. 5.50% due 6/15/2018	500,000	452,639
6.50% due 12/15/2018	500,000	484,011

		2,538,447
Oil & Gas Services — 0.1%
Weatherford International Ltd. 5.15% due 3/15/2013	700,000	616,400

		616,400

December 31, 2008	Principal Amount	Value

Pharmaceuticals — 0.5%
Amgen, Inc. 5.85% due 6/1/2017	$400,000	$413,097
Astrazeneca PLC 6.45% due 9/15/2037	600,000	682,008
Genentech, Inc. 4.75% due 7/15/2015	600,000	603,639
Wyeth 5.95% due 4/1/2037	475,000	527,386

		2,226,130
Railroads — 0.3%
Norfolk Southern Corp. 6.75% due 2/15/2011	1,150,000	1,163,353

		1,163,353
Real Estate Investment Trusts — 0.9%
ERP Operating LP 5.375% due 8/1/2016	775,000	546,144
Highwoods Realty Ltd. 5.85% due 3/15/2017	600,000	371,157
Liberty Property LP 7.25% due 3/15/2011	700,000	603,994
PPF Funding, Inc. 5.35% due 4/15/2012(2)(5)	750,000	568,498
Regency Centers LP 6.75% due 1/15/2012	375,000	303,620
Simon Property Group LP 5.25% due 12/1/2016	750,000	479,237
USB Realty Corp. 6.091% due 12/22/2049(2)(3)	950,000	396,625
Westfield Group 5.40% due 10/1/2012(2)	900,000	690,226

		3,959,501
Retailers — 0.3%
CVS Caremark Corp. 5.75% due 6/1/2017	875,000	823,785
Wal-Mart Stores, Inc. 4.50% due 7/1/2015	500,000	506,043

		1,329,828
Software — 0.2%
Oracle Corp. Sr. Nt. 5.75% due 4/15/2018	800,000	836,774

		836,774
Technology — 0.3%
Cisco Systems, Inc. 5.50% due 2/22/2016	450,000	476,629
International Business Machines Corp. 5.70% due 9/14/2017	400,000	427,646
National Semiconductor Corp. 6.60% due 6/15/2017	500,000	353,864

		1,258,139
Tobacco — 0.2%
Philip Morris International, Inc. Sr. Nt. 6.875% due 3/17/2014	800,000	840,710

		840,710
Transportation — 0.2%
Canadian National Railway Co. Sr. Nt. 5.85% due 11/15/2017	800,000	827,866

		827,866

The accompanying notes are an integral part of these financial statements.

RS Investment Quality Bond VIP Series	13

Schedule of Investments – RS Investment Quality Bond VIP Series (continued)

December 31, 2008	Principal Amount	Value

Utilities - Electric — 1.2%
Alabama Power Co. 5.65% due 3/15/2035	$750,000	$693,465
Exelon Corp. 4.45% due 6/15/2010	750,000	724,033
Florida Power & Light Co. 4.95% due 6/1/2035	750,000	729,816
Pacific Gas & Electric Co. 6.05% due 3/1/2034	450,000	477,927
Potomac Edison Co. 5.35% due 11/15/2014	850,000	740,768
Public Service Electric Gas Co. 5.125% due 9/1/2012	500,000	492,262
Virginia Electric and Power Co. Sr. Nt. 8.875% due 11/15/2038	800,000	1,012,450

		4,870,721
Wireless Communications — 0.4%
New Cingular Wireless Services, Inc. 8.125% due 5/1/2012	1,250,000	1,340,461
Vodafone Group PLC 6.15% due 2/27/2037	350,000	345,951

		1,686,412
Wireline Communications — 1.4%
AT&T, Inc. 6.30% due 1/15/2038	1,200,000	1,268,532
Deutsche Telekom International Finance BV 8.75% due 6/15/2030(1)	850,000	1,048,171
France Telecom S.A. 7.75% due 3/1/2011(1)	800,000	841,843
8.50% due 3/1/2031(1)	335,000	420,590
Telecom Italia Capital 5.25% due 10/1/2015	550,000	418,688
Verizon Communications, Inc. 5.55% due 2/15/2016	800,000	781,614
6.40% due 2/15/2038	1,000,000	1,063,702

		5,843,140

Total Corporate Bonds (Cost $95,596,618)		88,080,504

	Principal Amount	Value
Mortgage Pass-Through Securities — 27.2%
FHLMC 5.50% due 9/1/2034-12/1/2036	$9,545,946	$9,785,136
7.00% due 9/1/2038	2,908,881	3,020,112
FNMA 4.50% due 6/1/2038	7,000,000	7,106,293
5.00% due 4/1/2023-12/1/2038	51,799,611	52,963,741
5.50% due 4/1/2022-10/1/2038	21,019,938	21,587,112
5.75% due 12/1/2036(1)	2,801,558	2,867,075
6.00% due 8/1/2021-7/1/2037	2,544,863	2,633,070
6.198% due 8/1/2046(1)	2,508,860	2,564,520
6.50% due 8/1/2010-8/1/2038	8,494,095	8,831,463
7.00% due 9/1/2014-6/1/2032	440,295	463,489
7.50% due 12/1/2029	363,920	385,455
8.00% due 1/1/2030-9/1/2030	115,342	122,387

December 31, 2008	Principal Amount	Value

GNMA 6.00% due 10/15/2032-12/15/2033	$946,881	$980,274
6.50% due 2/15/2032 -4/15/2033	753,157	794,018

Total Mortgage Pass-Through Securities (Cost $110,416,467)		114,104,145

	Principal Amount	Value
Municipal Bonds — 2.3%
Arizona Water Infrastructure Finance Authority Revenue Water Quality-Series A 5.00% due 10/1/2027	$1,200,000	$1,214,676
Connecticut State Series F 5.00% due 12/1/2021	1,200,000	1,259,832
Gwinnett County Georgia School District General Obligation 5.00% due 2/1/2036	1,200,000	1,196,424
Massachusetts State General Obligation Consolidated Loan-Series A 5.00% due 8/1/2033	1,200,000	1,171,752
Massachusetts State Health & Educational Facilities Authority Revenue Harvard University-Series B 5.00% due 10/1/2038	1,200,000	1,190,724
Harvard University-Series A 5.50% due 11/15/2036	1,190,000	1,232,971
New York State Dormitory Authority Columbia University-Series C 5.00% due 7/1/2025	1,200,000	1,230,012
New York State Environmental Facilities Corp. State Clean Water & Drinking Water Revenue Series D 5.00% due 9/15/2032	1,200,000	1,157,928

Total Municipal Bonds (Cost $9,461,998)		9,654,319

	Principal Amount	Value
Non-U.S. Government Securities 1%
Pemex Project Funding Master Trust 6.625% due 6/15/2035	$275,000	$232,787
7.875% due 2/1/2009	1,200,000	1,201,144
Pemex Project Funding Master Trust 5.75% due 3/1/2018(2)	700,000	617,750
Petrobras International Finance Co. 5.875% due 3/1/2018	900,000	809,100
Quebec Province 4.60% due 5/26/2015	900,000	922,641
RAS Laffan Liquefied Natural Gas Co. Ltd. 3.437% due 9/15/2009(2)	490,248	462,142

The accompanying notes are an integral part of these financial statements.

14	RS Investment Quality Bond VIP Series

December 31, 2008	Principal Amount	Value

Total Non U.S. Government Securities (Cost $4,432,147)		$4,245,564

	Principal Amount	Value
Taxable Municipal Securities — 0.1%
Oregon — 0.1%
Oregon School Board Association 4.759% due 6/30/2028	$450,000	393,705

		393,705

Total Taxable Municipal Securities (Cost $450,000)		393,705

	Principal Amount	Value
U.S. Government Securities — 11.1%
U.S. Government Agency Securities — 2.7%
FHLB 5.125% due 7/17/2018	$7,300,000	$7,311,811
FHLMC 5.00% due 7/2/2018	4,255,000	4,256,315

		11,568,126
U.S. Treasury Bonds — 2.7%
U.S. Treasury Bonds 4.375% due 2/15/2038	8,440,000	11,304,325

		11,304,325
U.S. Treasury Notes — 5.7%
U.S. Treasury Notes 1.125% due 12/15/2011	1,475,000	1,481,568
2.00% due 11/30/2013	4,620,000	4,739,834
3.75% due 11/15/2018	15,550,000	17,603,066

		23,824,468

Total U.S. Government Securities (Cost $44,671,525)		46,696,919

	Principal Amount	Value
Repurchase Agreements — 0.8%
State Street Bank and Trust Co. Repurchase Agreement, 0.01% dated 12/31/2008, maturity value of $3,264,002, due 1/2/2009, collateralized by FHLMC, 4.75%, due 11/17/2015, with a value of $3,329,813	$3,264,000	$3,264,000

Total Repurchase Agreements (Cost $3,264,000)		3,264,000

Total Investments — 99.7% (Cost $442,022,105)		418,454,183

Other Assets, Net — 0.3%		1,124,943

Total Net Assets — 100.0%		$419,579,126

(1)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2008.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2008, the aggregate market value of these securities amounted to $22,222,962, representing 5.3% of net assets of which $20,995,804 have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	Maturity is perpetual. Maturity date presented represents the next call date.
(4)

Non-income producing security. In case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds that are in default.

Security	Coupon	Maturity Date	Principal Amount ($)	Acquisition Cost ($)	Value ($)
Lehman Brothers Holdings Capital Trust VII	5.857%	11/29/2049	1,000,000	996,693	100

(5)	Security deemed illiquid by the investment adviser.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$—
Level 2 – Significant Other Observable Inputs	418,454,183
Level 3 – Significant Unobservable Inputs	—
Total	$418,454,183

The accompanying notes are an integral part of these financial statements.

RS Investment Quality Bond VIP Series	15

Financial Information — RS Investment Quality Bond VIP Series

Statement of Assets and Liabilities As of December 31, 2008

Assets
Investments, at value	$418,454,183
Cash and cash equivalents	718
Interest receivable	3,482,277
Prepaid expenses	15,040
Receivable for fund shares subscribed	7,154

Total Assets	421,959,372

Liabilities
Payable for investments purchased	1,140,865
Payable for fund shares redeemed	964,261
Payable to adviser	177,160
Trustees’ deferred compensation	20,178
Accrued expenses/other liabilities	77,782

Total Liabilities	2,380,246

Total Net Assets	$419,579,126

Net Assets Consist of:
Paid-in capital	$441,073,151
Distributions in excess of net investment income	(59,553)
Accumulated net realized gain from investments	2,133,450
Net unrealized depreciation on investments	(23,567,922)

Total Net Assets	$419,579,126

Investments, at Cost	$442,022,105

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	37,076,334

Net Asset Value Per Share	$11.32

Statement of Operations For the Year Ended December 31, 2008

Investment Income
Interest	$24,282,220
Dividends	302

Total Investment Income	24,282,522

Expenses
Investment advisory fees	2,365,516
Custodian fees	84,428
Administrative service fees	80,478
Professional fees	78,829
Trustees’ fees and expenses	16,142
Insurance expense	14,319
Shareholder reports	2,570
Reverse repurchase agreement interest expense	10,573
Other expenses	21,552

Total Expenses	2,674,407
Less: Custody credits	(3,574)

Total Expenses, Net	2,670,833

Net Investment Income	21,611,689

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments
Net realized gain from investments	8,967,751
Net change in unrealized depreciation on investments	(29,938,764)

Net Loss on Investments	(20,971,013)

Net Increase in Net Assets Resulting from Operations	$640,676

The accompanying notes are an integral part of these financial statements.

16	RS Investment Quality Bond VIP Series

Statement of Changes in Net Assets

	For the Year Ended 12/31/08	For the Year Ended 12/31/07
Operations
Net investment income	$21,611,689	$20,630,615
Net realized gain/(loss) from investments	8,967,751	(185,489)
Net change in unrealized appreciation/(depreciation) on investments	(29,938,764)	6,287,489

Net Increase in Net Assets Resulting from Operations	640,676	26,732,615

Distributions to Shareholders
Net investment income	(21,643,213)	(21,201,211)
Net realized gain on investments	(2,533,811)	—
Return of capital	—	(19,342)

Total Distributions	(24,177,024)	(21,220,553)

Capital Share Transactions
Proceeds from sales of shares	78,253,513	114,721,034
Reinvestment of distributions	24,177,024	21,220,553
Cost of shares redeemed	(132,719,303)	(54,084,625)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(30,288,766)	81,856,962

Net Increase/(Decrease) in Net Assets	(53,825,114)	87,369,024

Net Assets

Beginning of year	473,404,240	386,035,216

End of year	$419,579,126	$473,404,240

Distributions in Excess of Net Investment Income Included in Net Assets	$(59,553)	$(22,706)

Other Information

Shares
Sold	6,521,213	9,565,972
Reinvested	2,128,816	1,778,755
Redeemed	(11,202,311)	(4,484,670)

Net Increase/(Decrease)	(2,552,282)	6,860,057

The accompanying notes are an integral part of these financial statements.

RS Investment Quality Bond VIP Series	17

Financial Information — RS Investment Quality Bond VIP Series (continued)

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Year Ended 12/31/08	$11.95	$0.61	$(0.56)	$0.05	$(0.61)	$(0.07)	$(0.68)

Year Ended 12/31/07	11.78	0.53	0.20	0.73	(0.56)[4]	—	(0.56)

Year Ended 12/31/06	11.82	0.52	(0.03)	0.49	(0.53)	(0.00)[3]	(0.53)

Year Ended 12/31/05	12.11	0.50	(0.21)	0.29	(0.49)	(0.09)	(0.58)

Year Ended 12/31/04	12.25	0.51	0.00 [3]	0.51	(0.52)	(0.13)	(0.65)

The accompanying notes are an integral part of these financial statements.

18	RS Investment Quality Bond VIP Series

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]		Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$11.32	0.47%	$419,579	0.56%	[5]	0.57%	4.57%	4.56%	186%

11.95	6.22%	473,404	0.59%		0.59%	4.79%	4.79%	145%

11.78	4.19%	386,035	0.60%	[5]	0.60%	4.61%	4.61%	130%

11.82	2.35%	328,708	0.59%	[5]	0.59%	4.06%	4.06%	169%

12.11	4.21%	345,993	0.57%		0.57%	4.02%	4.02%	217%

Distributions reflect actual per-share amounts distributed for the period.

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total return for all periods shown.

[2]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.
[3]	Rounds to $0.00 per share.
[4]	Includes return of capital distribution of less than $0.00 per share.
[5]	Expense ratio includes interest expense associated with reverse repurchase agreements. Excluding the interest expense, the expense ratio is 0.59% in 2006 and 0.58% in 2005.

The accompanying notes are an integral part of these financial statements.

RS Investment Quality Bond VIP Series	19

Notes to Financial Statements — RS Investment Quality Bond VIP Series

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers seventeen series. RS Investment Quality Bond VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Debt securities with more than 60 days to maturity for which quoted bid prices are, in the judgment of an independent pricing service (“Service”), readily available and representative of the bid side of the market are valued by the Service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not, in the judgment of a Service, readily available and representative of the market value are valued by the Service at estimated market value based on methods which may include consideration of yields or prices of government securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund

20	RS Investment Quality Bond VIP Series

would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

➢	Level 1 — unadjusted quoted prices in active markets for identical investments

➢

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

➢	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques (e.g., the market approach and the income approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such

RS Investment Quality Bond VIP Series	21

Notes to Financial Statements — RS Investment Quality Bond VIP Series (continued)

discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2008, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2008, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2005 and by state authorities for tax years before 2004.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Investment Income

Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

e.  Expenses

Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

f.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

g.  Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income typically at least once each year and any net realized capital gains once each year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

h.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

i.  Temporary Borrowings

The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft

22	RS Investment Quality Bond VIP Series

protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the year ended December 31, 2008, the Fund did not borrow from the facility.

Note 2.	Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.50%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision and direction of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.475% of the average daily net assets of the Fund. Payment of the sub-advisory fee does not represent a separate or additional expense to the Fund.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2009, to limit the Fund’s total annual fund operating expenses to 0.59% of the average daily net assets of the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee could have elected to defer receipt of all, or a portion, of his/her annual compensation received through December 31, 2008. The amount of the Fund’s deferred compensation obligation to a Trustee was determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee through December 31, 2008. The Fund could have covered its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. The Fund’s liability for deferred compensation to a Trustee was adjusted periodically through December 31, 2008, to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts will remain in the Fund until distributed in accordance with the Plan. Effective October 1, 2008, the Plan was amended such that all deferred amounts will be distributed within 90 days following January 1, 2009. The Plan will terminate after all deferred amounts have been distributed under the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

The tax character of distributions paid to shareholders during the years ended December 31, 2008 and December 31, 2007, was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
2008	$24,177,024	$—	$—
2007	21,201,211	—	19,342

RS Investment Quality Bond VIP Series	23

Notes to Financial Statements — RS Investment Quality Bond VIP Series (continued)

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

The tax basis of distributable earnings as of December 31, 2008 were as follows:

Undistributed Ordinary Income
$3,403,091

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2008, the Fund utilized $4,001,204 capital loss carryovers.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2008, the Fund elected to defer $1,124,441 in net capital and currency losses.

b.  Tax Basis of Investments

The cost of investments for federal income tax purposes at December 31, 2008, was $442,165,812. The gross unrealized appreciation and depreciation of investments, on a tax basis, at December 31, 2008, aggregated $8,607,769 and $(32,319,398), respectively, resulting in net unrealized depreciation of $(23,711,629).

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments and U.S. government agency obligations sold (excluding short-term investments) for the year ended December 31, 2008 were as follows:

	Investments	U.S. Government Agency Obligations
Purchases	$127,416,747	$720,602,948
Sales	54,299,926	790,720,701

b.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

c.  Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements with banks or third party broker/dealers to borrow funds. Interest payable under a reverse repurchase agreement is based upon competitive market rates at the time of issuance. When the Fund enters into a reverse repurchase agreement, it segregates on its books cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund may be unable to deliver the securities when the Fund seeks to repurchase them. Reverse repurchase agreements may increase fluctuations in the Fund’s net asset value and may be viewed as a form of leverage.

24	RS Investment Quality Bond VIP Series

d.  Restricted Securities

A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Fund’s Board of Trustees. See the table below for restricted securities held at December 31, 2008.

Security	Principal Amount	Cost	Value	Acquisition Date	% of Fund’s Net Assets
PPF Funding, Inc.	$750,000	$746,028	$568,498	4/4/07	0.14%
Symetra Financial Corp.	800,000	794,799	658,660	3/23/06	0.16%

e.  Dollar Rolls

The Fund may enter into dollar rolls (principally using to-be-announced securities, “TBAs”) in which the Fund sells mortgage-related securities for delivery in the current month and simultaneously contracts to repurchase similar securities at an agreed-upon price on a fixed date in a future month from the same party. The securities repurchased will bear the same interest rate as those sold, but generally will be collateralized at the time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive principal and interest payments on the securities sold. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. Dollar roll transactions involve the risk that a buyer of the securities sold by the Fund may be unable to deliver the replacement securities when it is required to do so. Dollar rolls may increase fluctuations in the Fund’s net asset value and may be viewed as a form of leverage.

Note 5.	New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. The Trust is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

Note 6.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

RS Investment Quality Bond VIP Series	25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of RS Investment Quality Bond VIP Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Investment Quality Bond VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31,2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights for each of the periods presented through December 31, 2005 were audited by other auditors whose report dated February 8, 2006 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2009

26	RS Investment Quality Bond VIP Series

Supplemental Information (unaudited)

Approval of Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investment Management Co. LLC (the “disinterested Trustees”), met in person on August 12—13, 2008, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing August 31, 2008, for all 17 series of the Trust: RS MidCap Opportunities VIP Series, RS Technology VIP Series, RS Partners VIP Series, RS Value VIP Series, RS Global Natural Resources VIP Series, RS Core Equity VIP Series, RS Small Cap Core Equity VIP Series, and RS Equity Dividend VIP Series (the “RS-Managed Funds”); RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS International Growth VIP Series, RS Emerging Markets VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series (the “Sub-Advised Funds”, and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series; Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, serves as Sub-Adviser to RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-sub-advisory agreements relating to these Funds are also considered “Sub-Advisory Agreements” and

“Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion).

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2008 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees considered generally the continuing, favorable interaction of the legacy investment teams at RS Investments and GIS. They also considered improvements in service over the course of the year through realignments of various administrative, accounting, and control functions between the two firms, and were generally satisfied with those services currently being provided by the two firms.

RS Investment Quality Bond VIP Series	27

Supplemental Information (unaudited) (continued)

The Trustees considered the fees charged by RS Investments to the Funds under the Investment Advisory Agreements and the fees paid to the various Sub-Advisers under the Sub-Advisory Agreements. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. They also noted that, as to the Sub-Advised Funds, RS Investments pays a large part, in most cases the large majority, of the fees it receives to the Sub-Advisers.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual investment products than in managing private accounts or in sub-advising mutual funds sponsored by others. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and within the same broad range of asset sizes. RS Investments also worked with an independent consultant to the disinterested Trustees in identifying peer groups of mutual funds with respect to each Fund. One of the independent consultants prepared an analysis of comparative management fees and expenses, and discussed his conclusions with the disinterested Trustees. In his report, the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The Chief Compliance Officer noted that the advisory fees for the Funds, although the same as those of the retail versions of the Funds, were relatively high compared to peer variable product funds. He also noted that, although the total expense ratios of the Funds also tended to be higher than those of their peers, it appeared that the differences were generally attributable to the small asset size of the Funds.

The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, due to the fact that the Funds’ custodial fees were relatively high. In the course of their discussions with the Trustees, representatives of RS Investments noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in savings to the Funds in the coming year. The Trustees noted in the course of the discussion that, in a number of cases, especially in respect of variable Funds, the number of peer funds was quite limited, potentially limiting the utility of the data provided.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement,

28	RS Investment Quality Bond VIP Series

showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. The Chief Compliance Officer also noted in his report that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable.

RS Investments also furnished a detailed profitability analysis with respect to each Fund for the year ended December 31, 2007, and for the five months ended May 31, 2008. In his report, the Chief Compliance Officer noted that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the Funds had been less profitable generally than the retail versions of the Funds. The Trustees noted that the range of profitability for the Core Funds, the Growth Funds, and the Value Funds was wide, but that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business. The Trustees also noted that RS Investments’ subadvisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Chief Compliance Officer also noted in his report that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower, with the most profitable Fund being the RS S&P 500 Index VIP Series, which did not have any performance or expense concerns to note.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trust-

ees also considered a report provided to them by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. In his report, the Chief Compliance Officer noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He also noted RS Investments’ commitment to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it. The Chief Compliance Officer also noted that RS Investments maintains that one of its strengths is the tenure of its investment management teams. He noted, as well, that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience and skills of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

RS Investment Quality Bond VIP Series	29

Supplemental Information (unaudited) (continued)

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that, except as noted below, no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Chief Compliance Officer noted specifically that each of RS Asset Allocation VIP Series and RS High Yield Bond VIP Series had underperformed its peers’ averages for various periods. The Chief Compliance Officer noted that RS High Yield Bond VIP Series had experienced a significant portfolio manager change and that RS Investments was engaging in internal discussions about plans to address the performance concerns of RS Asset Allocation VIP Series.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments continues to integrate the respective RS and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, particularly with respect to the management of the New York office’s activities by personnel in San Francisco.

➢

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams in order to reduce the compartmentalization of RS Investments.

➢	RS Investments has invested in the firm by working to improve its portfolio management and client service activities, as well as by consulting outside experts about how best to improve the firm.

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

30	RS Investment Quality Bond VIP Series

The Trustees also considered the Chief Compliance Officer‘s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer‘s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2008.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 1-800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

RS Investment Quality Bond VIP Series	31

Supplemental Information (unaudited) (continued)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	39	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	39	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel–Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	39	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	39	Board Member, Boston Stock Exchange Inc.
Gloria S. Nelund, May 1961	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	39	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm; formerly Chairman of EGM Capital, LLC, an investment management firm.	39	None

32	RS Investment Quality Bond VIP Series

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	39	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	39	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

RS Investment Quality Bond VIP Series	33

Supplemental Information (unaudited) (continued)

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

†

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.

**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

34	RS Investment Quality Bond VIP Series

08	ANNUAL REPORT

RS Variable Products Trust

RS Low Duration Bond VIP Series

12.31.08

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Low Duration Bond VIP Series

Howard W. Chin

Howard W. Chin has been a co-portfolio manager of RS Low Duration Bond VIP Series since 2003.* Mr. Chin has been a managing director at The Guardian Life Insurance Company of America (“Guardian Life”) since 1997. He also manages part of the fixed-income assets of Guardian Life and the fixed-income assets for other GIS subsidiaries. Prior to joining Guardian Life, Mr. Chin spent four years as a strategist at Goldman Sachs & Company. Mr. Chin earned a B.S. in engineering from Polytechnic Institute of New York and an M.B.A. from the University of California at Berkeley.

Robert J. Crimmins, Jr.

Robert J. Crimmins, Jr. has been a co-portfolio manager of RS Low Duration Bond VIP Series since 2004.* Mr. Crimmins has been a managing director of Guardian Life since 2004. From March 2001 to March 2004, Mr. Crimmins was a senior director at Guardian

Life and prior to that, Mr. Crimmins was an assistant vice president of fixed-income investments of Guardian Life. Mr. Crimmins holds a B.A. in finance from St. John’s University and an M.B.A. from Fordham University.

*	Includes service as a co-portfolio manager of the Fund’s predecessor fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Highlights

➢	Credit concerns and liquidity constraints weighed heavily on fixed-income market performance in 2008, affecting nearly every asset class and maturity.

➢	RS Low Duration Bond VIP Series delivered strong performance relative to its peers during this challenging period while also generating a positive return.

➢

Nonetheless, the Fund’s significant weighting in the corporate bond sector dampened performance relative to the Barclays Capital U.S. Government 1-3 Year Bond Index[2] during a period when worried investors favored Treasury and agency debt.

Market Overview

2008 was an extraordinary year because of the unprecedented volatility we saw in the stock and bond markets and the historic changes we witnessed in the financial landscape. These changes included the bankruptcy of Lehman Brothers, the passage of the $700 billion Troubled Asset Relief Program (TARP) and the disappearance of the traditional investment bank as a viable business model. The U.S. economy was clearly in recession, while crude oil prices surged to a new peak early in the year before falling back to below $40 per barrel — a sign of diminishing demand from a global economy in trouble. Against this backdrop, the Federal Reserve cut the target federal funds rate to nearly zero in December.

RS Low Duration Bond VIP Series	3

RS Low Duration Bond VIP Series (continued)

In this volatile environment, it was not surprising that the Treasury sector was aggressively sought out by bond investors seeking safe haven. As a result, Treasury yields dropped across all maturities. The two-year Treasury yield fell from 3.05% at the end of 2007 to 0.76% by December 31, 2008, while the 10-year Treasury bond yield declined from 4.02% to 2.21%. As a result, the Treasury sector of the Barclays Capital U.S. Aggregate Bond Index3 returned 13.74% for the year, outperforming nearly all other fixed-income sectors. For the year, corporate bonds, residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), and asset-backed securities (ABS) all underperformed equal duration Treasury securities by 17.86 percentage points, 2.32 percentage points, 32.74 percentage points, and 22.23 percentage points, respectively — delivering their worst performances on record.

Performance

RS Low Duration Bond VIP Series had a total return of 3.56% for the twelve-month period ended December 31, 2008. The average return for the Lipper4 Short-Intermediate Investment Grade Debt Funds peer group was -2.43%. (The peer group consisted of 39 variable subaccounts that invest primarily in short-term investment-grade debt with average maturities of one to three years.). The Fund underperformed its benchmark, the Barclays Capital U.S. Government 1-3 Year Bond Index, which returned 6.66%.

Portfolio Review

The recent environment displayed the merits of our fundamental value approach, which seeks to add value relative to risk, rather than just adding risk. In particular, we remained disciplined about rejecting investments that we believed offered too little additional return potential to compensate for their incremental risk. This discipline helped the Fund to lessen the impact of many of the credit problems.

While Fund performance during this difficult period was supported by our weightings in Treasury and agency debt, our significant exposure to short-maturity corporate bonds and asset-backed securities (ABS) detracted from performance, especially later in the year. In particular, the Fund’s significant exposure to the corporate bond sector hurt the Fund’s performance relative to the Barclays Capital U.S. Government 1-3 Year Bond Index, which is comprised of only Treasury and agency debt.

The corporate bond market’s underperformance in 2008 was in large part driven by the upheaval in the financials sector. Consequently, the Fund’s overweighting in financials had a negative impact on its performance. On a positive note, our disciplined investment approach enabled the Fund to avoid investments in other financial companies that fell on hard times in 2008.

The Fund’s overweighting in commercial mortgage-backed securities (CMBS) also hindered relative performance, as this market segment underperformed similar maturity Treasury bonds by more than 30 percentage points in 2008. Weighing on CMBS prices were concerns that rising delinquencies and defaults in the residential market might carry over to commercial real estate as the economy weakened. Moreover, as hedge funds faced margin calls, they often first sold their CMBS holdings, which were among their more liquid assets. This started a vicious cycle in which forced selling resulted in even lower prices which led to more margin calls. This downward spiral was further accelerated by the shrinking availability of credit and the creation of a new CMBS index that allowed investors to easily short-sell these instruments.

The Fund maintained little exposure to the struggling mortgage-backed securities (MBS) market. Exposure to subprime mortgages as of December 31, 2008, was approximately 1.8% of the portfolio and was limited to issues backed by seasoned fixed-rate loans. The Fund does not hold any bonds backed by subprime adjustable-rate mortgages (ARMs), which have been at the center of the subprime mortgage crisis.

4	RS Low Duration Bond VIP Series

Outlook

While the near-term economic outlook is quite negative, and the current situation remains fluid, we think that coordinated actions by the world’s central banks and finance authorities will ultimately help to stabilize the global economy and markets. Credit market fundamentals may remain under pressure in the near- term, but we also believe that opportunities exist in the non-Treasury segments of the bond market. Consequently, we continue to consider adding to the Fund’s exposure to these asset classes on a selective basis. More fundamentally, we believe that strict adherence to our fundamental value investment discipline will serve the Fund’s shareholders over the long-term.

We thank you for your continued confidence and appreciate the opportunity to put our experience to work on your behalf.

Sincerely,

Howard W. Chin	Robert J. Crimmins, Jr.
Co-Portfolio Manager	Co-Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

RS Low Duration Bond VIP Series	5

RS Low Duration Bond VIP Series (continued)

Total Net Assets: $33,679,408	Data as of December 31, 2008

Asset Allocation

Bond Quality

Source: Moody’s, Standard and Poors, Fitch Investors Service.

6	RS Low Duration Bond VIP Series

Top Ten Holdings[1]

Company	Coupon	Maturity Date	Percentage of Total Net Assets
U.S. Treasury Notes	1.250%	11/30/10	20.28%
U.S. Treasury Notes	1.125%	12/15/11	10.04%
FNMA Agency	5.125%	04/15/11	3.47%
FHLMC Agency	5.125%	08/23/10	3.45%
U.S. Treasury Notes	2.000%	11/30/13	2.66%
FNMA Agency	5.000%	02/16/12	2.52%
U.S. Treasury Notes	0.875%	12/31/10	1.98%
FNMA Agency	5.000%	10/15/11	1.78%
Four Times Square Trust 2000-4TS A2 CMBS	7.795%	04/15/15	1.41%
U.S. Treasury Notes	1.750%	11/15/11	1.23%
Total			48.82%

1

Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

2	The Barclays Capital U.S. Government 1-3 Year Bond Index is an unmanaged index that is generally considered to be representative of the average yield on U.S. government obligations having maturities between one and three years. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4	Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.

Performance Update Average Annual Returns as of 12/31/08

	Inception Date	1 Year	3 Years	5 Years	Since Inception
RS Low Duration Bond VIP Series	08/28/03	3.56%	4.37%	3.04%	3.03%
Barclays Capital U.S. Government 1-3 Year Bond Index[2]		6.66%	5.95%	4.10%	4.06%

RS Low Duration Bond VIP Series	7

RS Low Duration Bond VIP Series (continued)

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 08/28/03 in RS Low Duration Bond VIP Series and the Barclays Capital U.S. Government 1-3 Year Bond Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian VC Low Duration Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.79%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

8	RS Low Duration Bond VIP Series

Understanding Your Fund’s Expenses (unaudited)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/08	Ending Account Value 12/31/08	Expenses Paid During Period* 07/01/08-12/31/08	Expense Ratio During Period 07/01/08-12/31/08
Based on Actual Return	$1,000.00	$1,017.20	$3.55	0.70%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,021.62	$3.55	0.70%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one half-year period).

RS Low Duration Bond VIP Series	9

Schedule of Investments – RS Low Duration Bond VIP Series

December 31, 2008	Principal Amount	Value

Asset Backed Securities — 15.0%
American Express Credit Account Master Trust 2004-3 A 4.35% due 12/15/2011	$260,000	$258,275
Ameriquest Mortgage Securities, Inc. 2003-5 A6 4.541% due 4/25/2033(1)	211,873	174,529
Capital One Multi-Asset Execution Trust 2006-A2 A 4.85% due 11/15/2013	150,000	141,386
Capital One Prime Auto Receivables Trust 2006-2 A4 4.94% due 7/15/2012	400,000	382,417
Carmax Auto Owner Trust 2005-1 A4 4.35% due 3/15/2010	81,569	81,332
Chase Funding Mortgage Loan Trust 2004-1 1A6 4.266% due 6/25/2015	318,074	275,476
Chase Issuance Trust 2005-A10 A10 4.65% due 12/17/2012	320,000	305,822
2007-A15 A 4.96% due 9/17/2012	420,000	404,620
Citibank Credit Card Master Trust I 1999-2 A 5.875% due 3/10/2011	394,000	393,781
Citibank Omni Master Trust 2008-A10A A10 4.05% due 3/20/2013(2)	300,000	298,192
CitiFinancial Mortgage Securities, Inc. 2003-3 AF5 4.553% due 8/25/2033(1)	248,702	185,902
Countrywide Asset-Backed Certificates Trust 2004-S1 A2 3.872% due 3/25/2020(1)	33,010	32,149
Detroit Edison Securitization Funding LLC 2001-1 A4 6.19% due 3/1/2013	145,289	148,472
GE Capital Credit Card Master Note Trust 2006-1 A 5.08% due 9/15/2012	265,000	258,459
Nissan Auto Receivables Owner Trust 2008-B A3 4.46% due 4/16/2012	290,000	271,459
Peco Energy Transition Trust 2000-A A4 7.65% due 3/1/2010	265,000	270,982
PSE&G Transition Funding LLC 2001-1 A5 6.45% due 3/15/2013	365,000	375,883

December 31, 2008	Principal Amount	Value

Residential Asset Mortgage Products, Inc. 2003-RZ4 A5 4.66% due 2/25/2032	$198,565	$198,094
2002-RS4 AI5 6.163% due 8/25/2032(1)	23,445	14,229
Vanderbilt Acquisition Loan Trust 2002-1 A3 5.70% due 9/7/2023	206,812	204,274
West Penn Funding LLC Transition Bonds 2005-A A1 4.46% due 12/27/2010(2)	163,303	162,902
World Omni Auto Receivables Trust 2005-A A4 3.82% due 11/12/2011	195,602	192,516

Total Asset Backed Securities (Cost $5,234,093)		5,031,151

	Principal Amount	Value
Collateralized Mortgage Obligations — 6.3%
Banc of America Mortgage Securities, Inc. 2004-F 2A6 4.148% due 7/25/2034(1)	$260,000	$252,243
Countrywide Alternative Loan Trust 2004-35T2 A1 6.00% due 2/25/2035	160,642	140,240
Countrywide Home Loans Trust 2002-19 1A1 6.25% due 11/25/2032	82,968	80,672
FHLMC 2598 QC 4.50% due 6/15/2027	152,449	152,817
1534 Z 5.00% due 6/15/2023	132,176	133,613
20 H 5.50% due 10/25/2023	63,960	66,299
2470 VB 6.00% due 8/15/2018	39,081	39,109
1650 J 6.50% due 6/15/2023	29,561	29,628
FNMA
2003-24 PU 3.50% due 11/25/2015	100,708	100,415
2003-63 GU 4.00% due 7/25/2033	42,225	42,368
2005-39 CL 5.00% due 12/25/2021	206,280	209,716
2003-13 ME 5.00% due 2/25/2026	6,231	6,219
2006-45 AC 5.50% due 6/25/2036	106,751	106,037
2002-52 PB 6.00% due 2/25/2032	331,573	339,176

The accompanying notes are an integral part of these financial statements.

10	RS Low Duration Bond VIP Series

December 31, 2008	Principal Amount	Value

GNMA 2002-93 NV 4.75% due 2/20/2032	$8,686	$8,717
GSR Mortgage Loan Trust 2006-2F 7A1 5.50% due 1/25/2021	273,361	213,137
J.P. Morgan Mortgage Trust 2005-S2 2A15 6.00% due 9/25/2035	136,195	92,527
Residential Asset Mortgage Products, Inc. 2005-SL1 A4 6.00% due 5/25/2032	98,765	67,099
Wells Fargo Mortgage-Backed Securities Trust 2005-14 2A1 5.50% due 12/25/2035	43,881	30,497

Total Collateralized Mortgage Obligations (Cost $2,268,984)		2,110,529

	Principal Amount	Value
Commercial Mortgage Backed Securities — 8.3%
Bear Stearns Commercial Mortgage Securities 2003-T12 A2 3.88% due 8/13/2039	$221,859	$219,794
Commercial Mortgage Asset Trust 1999-C1 A3 6.64% due 1/17/2032	131,772	131,292
Crown Castle Towers LLC 2005-1A AFX 4.643% due 6/15/2035(2)	185,000	157,250
CS First Boston Mortgage Securities Corp. 2004-C5 A2 4.183% due 11/15/2037	192,791	187,318
Four Times Square Trust 2000-4TS A2 7.795% due 4/15/2015(2)	456,000	473,611
GMAC Commercial Mortgage Securities, Inc. 1999-C2 A2 6.945% due 9/15/2033	133,445	132,919
Greenwich Capital Commercial Funding Corp. 2005-GG3 A2 4.305% due 8/10/2042	273,922	259,203
GS Mortgage Securities Corp. II 2004-GG2 A3 4.602% due 8/10/2038	270,000	262,407
J.P. Morgan Chase Commercial Mortgage Securities Corp.
2004-C1 A1 3.053% due 1/15/2038	132,107	128,949

December 31, 2008	Principal Amount	Value

2002-C1 A2 4.914% due 7/12/2037	$329,826	$320,071
2001-C1 A3 5.857% due 10/12/2035	250,000	238,631
J.P. Morgan Commercial Mortgage Finance Corp. 2000-C9 A2 7.77% due 10/15/2032	191,402	191,420
LB UBS Commercial Mortgage Trust 2003-C1 A2 3.323% due 3/15/2027	2,578	2,570
PNC Mortgage Acceptance Corp. 2000-C1 A2 7.61% due 2/15/2010	110,156	110,107

Total Commercial Mortgage Backed Securities (Cost $2,882,311)		2,815,542

	Principal Amount	Value
Corporate Bonds — 18.9%
Aerospace & Defense — 0.5%
Raytheon Co. Sr. Nt. 4.85% due 1/15/2011	$170,000	$171,773

		171,773
Beverages — 0.7%
Anheuser-Busch Cos., Inc. 5.625% due 10/1/2010	250,000	248,104

		248,104
Diversified Financial Services — 1.4%
Citigroup, Inc. 4.25% due 7/29/2009	225,000	222,311
The Goldman Sachs Group, Inc. Sr. Nt. 4.50% due 6/15/2010	250,000	246,347

		468,658
Electric — 1.2%
Pacific Gas & Electric Co. 3.60% due 3/1/2009	200,000	199,445
PPL Electric Utilities Corp. Sr. Sec. Nt. 6.25% due 8/15/2009	200,000	201,152

		400,597
Environmental — 0.6%
Allied Waste North America, Inc. Sr. Sec. Nt. 6.50% due 11/15/2010	200,000	193,000

		193,000

The accompanying notes are an integral part of these financial statements.

RS Low Duration Bond VIP Series	11

Schedule of Investments – RS Low Duration Bond VIP Series (continued)

December 31, 2008	Principal Amount	Value

Finance Companies — 2.0%
General Electric Capital Corp. 3.50% due 2/2/2009	$250,000	$249,973
SLM Corp. 4.00% due 1/15/2009	200,000	199,087
Textron Financial Corp. 5.125% due 11/1/2010	250,000	224,259

		673,319
Financial — 0.7%
Merrill Lynch & Co., Inc. Sr. Nt. Ser. B 4.50% due 11/4/2010	250,000	244,312

		244,312
Financial – Banks — 0.7%
PNC Funding Corp. 4.50% due 3/10/2010	250,000	248,055

		248,055
Food & Beverage — 1.5%
Kraft Foods, Inc. Sr. Nt. 5.625% due 11/1/2011	250,000	255,447
Pepsi Bottling Holdings, Inc. 5.625% due 2/17/2009(2)	250,000	251,157

		506,604
Health Care-Services — 0.7%
UnitedHealth Group, Inc. Sr. Nt. 5.125% due 11/15/2010	250,000	244,037

		244,037
Household Products – Wares — 0.7%
Clorox Co. Sr. Nt. 4.20% due 1/15/2010	225,000	222,283

		222,283
Insurance — 0.9%
Metropolitan Life Global Funding I Sr. Sec. Nt. 4.50% due 5/5/2010(2)	80,000	76,746
Unum Group 5.859% due 5/15/2009	250,000	238,512

		315,258
Media – Cable — 2.3%
Comcast Corp. 5.45% due 11/15/2010	250,000	247,104
Cox Communications, Inc. 4.625% due 1/15/2010	250,000	241,904
Time Warner Cable, Inc. 5.40% due 7/2/2012	300,000	280,124

		769,132
Natural Gas – Distributors — 0.7%
ONEOK, Inc. 7.125% due 4/15/2011	240,000	232,317

		232,317

December 31, 2008	Principal Amount	Value

Oil & Gas — 1.5%
Anadarko Finance Co. Ser. B 6.75% due 5/1/2011	$250,000	$250,089
XTO Energy, Inc. 5.00% due 8/1/2010	250,000	246,300

		496,389
Retailers — 1.3%
CVS Caremark Corp. 4.00% due 9/15/2009	250,000	246,969
Safeway, Inc. 4.95% due 8/16/2010	200,000	197,848

		444,817
Savings & Loans — 0.7%
Wachovia Mortgage FSB Sr. Nt. 4.125% due 12/15/2009	225,000	220,090

		220,090
Telecommunications — 0.8%
AT&T, Inc. Sr. Nt. 4.125% due 9/15/2009	250,000	251,024

		251,024

Total Corporate Bonds (Cost $6,456,916)		6,349,769

	Principal Amount	Value
Mortgage Pass-Through Securities — 1.3%
FHLMC 7.00% due 9/1/2038	$247,418	$256,879
FNMA 6.198% due 8/1/2046(1)	188,319	192,497

Total Mortgage Pass-Through Securities (Cost $447,743)		449,376

The accompanying notes are an integral part of these financial statements.

12	RS Low Duration Bond VIP Series

December 31, 2008	Principal Amount	Value
U.S. Government Securities — 47.4%
U.S. Government Agency Securities — 11.2%
FHLMC 5.125% due 8/23/2010	$1,090,000	$1,160,800
FNMA
5.00% due 10/15/2011 -2/16/2012	1,325,000	1,451,172
5.125% due 4/15/2011	1,080,000	1,168,217

		3,780,189
U.S. Treasury Notes — 36.2%
U.S. Treasury Notes
0.875% due 12/31/2010	665,000	666,455
1.125% due 12/15/2011	3,366,000	3,380,989
1.25% due 11/30/2010	6,756,000	6,828,559
1.75% due 11/15/2011	405,000	414,238
2.00% due 11/30/2013	873,000	895,644

		12,185,885

Total U.S. Government Securities (Cost $15,594,616)		15,966,074

	Principal Amount	Value
Non-U.S. Government Securities — 0.2%
RAS Laffan Liquefied Natural Gas Co. Ltd. 3.437% due 9/15/2009(2)	$77,220	$72,793

Total Non-U.S. Government Securities (Cost $76,894)		72,793

	Principal Amount	Value
Repurchase Agreements — 4.7%
State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/31/2008, maturity value of $1,584,001, due 1/2/2009, collateralized by FHLMC, 4.75%, due 11/17/2015, with a value of $1,619,756	$1,584,000	$1,584,000

Total Repurchase Agreements (Cost $1,584,000)		1,584,000

Total Investments — 102.1% (Cost $34,545,557)		34,379,234

Other Liabilities, Net — (2.1)%		(699,826)

Total Net Assets — 100.0%		$33,679,408

(1)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2008.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2008, the aggregate market value of these securities amounted to $1,492,651, representing 4.4% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$—
Level 2 – Significant Other Observable Inputs	34,379,234
Level 3 – Significant Unobservable Inputs	—

Total	$34,379,234

The accompanying notes are an integral part of these financial statements.

RS Low Duration Bond VIP Series	13

Financial Information — RS Low Duration Bond VIP Series

Statement of Assets and Liabilities As of December 31, 2008

Assets
Investments, at value	$34,379,234
Cash and cash equivalents	342
Interest receivable	209,842
Receivable for fund shares subscribed	78,321
Prepaid expenses	862

Total Assets	34,668,601

Liabilities
Payable for investments purchased	819,719
Payable for fund shares redeemed	136,754
Payable to adviser	12,570
Trustees’ deferred compensation	1,253
Accrued expenses/other liabilities	18,897

Total Liabilities	989,193

Total Net Assets	$33,679,408

Net Assets Consist of:
Paid-in capital	$33,976,674
Distributions in excess of net investment income	(1,578)
Accumulated net realized loss from investments	(129,365)
Net unrealized depreciation on investments	(166,323)

Total Net Assets	$33,679,408

Investments, at Cost	$34,545,557

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	3,389,920

Net Asset Value Per Share	$9.94

Statement of Operations For the Year Ended December 31, 2008

Investment Income
Interest	$1,241,894
Dividends	19

Total Investment Income	1,241,913

Expenses
Investment advisory fees	135,133
Custodian fees	23,397
Shareholder reports	20,259
Professional fees	16,193
Administrative service fees	5,149
Trustees’ fees and expenses	1,004
Insurance expense	922
Other expense	1,317

Total Expenses	203,374
Less: Custody credits	(458)

Total Expenses, Net	202,916

Net Investment Income	1,038,997

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments
Net realized gain from investments	319,227
Net change in unrealized depreciation on investments	(343,651)

Net Loss on Investments	(24,424)

Net Increase in Net Assets Resulting from Operations	$1,014,573

The accompanying notes are an integral part of these financial statements.

14	RS Low Duration Bond VIP Series

Statement of Changes in Net Assets

	For the Year Ended 12/31/08	For the Year Ended 12/31/07
Operations
Net investment income	$1,038,997	$1,163,951
Net realized gain/(loss) from investments	319,227	(60,983)
Net change in unrealized appreciation/(depreciation) on investments	(343,651)	322,306

Net Increase in Net Assets Resulting from Operations	1,014,573	1,425,274

Distributions to Shareholders
Net investment income	(1,041,737)	(1,164,593)

Total Distributions	(1,041,737)	(1,164,593)

Capital Share Transactions
Proceeds from sales of shares	14,365,549	5,552,640
Reinvestment of distributions	1,041,737	1,164,595
Cost of shares redeemed	(8,636,129)	(8,011,391)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	6,771,157	(1,294,156)

Net Increase/(Decrease) in Net Assets	6,743,993	(1,033,475)

Net Assets

Beginning of year	26,935,415	27,968,890

End of year	$33,679,408	$26,935,415

Distributions in Excess of Net Investment Income Included in Net Assets	$(1,578)	$(842)

Other Information:

Shares
Sold	1,422,440	553,202
Reinvested	104,704	117,636
Redeemed	(854,337)	(801,616)

Net Increase/(Decrease)	672,807	(130,778)

The accompanying notes are an integral part of these financial statements.

RS Low Duration Bond VIP Series	15

Financial Information — RS Low Duration Bond VIP Series (continued)

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Year Ended 12/31/08	$9.91	$0.32	$0.03	$0.35	$(0.32)	$—	$(0.32)

Year Ended 12/31/07	9.82	0.45	0.09	0.54	(0.45)	—	(0.45)

Year Ended 12/31/06	9.81	0.38	0.01	0.39	(0.38)	—	(0.38)

Year Ended 12/31/05	9.97	0.28	(0.16)	0.12	(0.28)	—	(0.28)

Year Ended 12/31/04	10.06	0.18	(0.09)	0.09	(0.18)	—	(0.18)

The accompanying notes are an integral part of these financial statements.

16	RS Low Duration Bond VIP Series

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]		Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$9.94	3.56%	$33,679	0.68%		0.68%	3.46%	3.46%	136%

9.91	5.48%	26,935	0.70%		0.79%	4.38%	4.29%	69%

9.82	4.07%	27,969	0.71%	[3]	0.72%	3.88%	3.87%	78%

9.81	1.25%	27,378	0.79%		0.79%	2.94%	2.94%	109%

9.97	0.91%	23,657	0.81%		0.81%	2.11%	2.11%	90%

Distributions reflect actual per-share amounts distributed for the period.

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.
[3]	Before offset of custody credits. Including the custody credits, the expense ratio is 0.70%.

The accompanying notes are an integral part of these financial statements.

RS Low Duration Bond VIP Series	17

Notes to Financial Statements — RS Low Duration Bond VIP Series

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers seventeen series. RS Low Duration Bond VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Debt securities with more than 60 days to maturity for which quoted bid prices are, in the judgment of an independent pricing service (“Service”), readily available and representative of the bid side of the market are valued by the Service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not, in the judgment of a Service, readily available and representative of the market value are valued by the Service at estimated market value based on methods which may include consideration of yields or prices of government securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund

18	RS Low Duration Bond VIP Series

would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

➢	Level 1 — unadjusted quoted prices in active markets for identical investments

➢

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

➢	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques (e.g., the market approach and the income approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such dis-

RS Low Duration Bond VIP Series	19

Notes to Financial Statements — RS Low Duration Bond VIP Series (continued)

count estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

b.   Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2008, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2008, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2005 and by state authorities for tax years before 2004.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.   Investment Income

Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

e.   Expenses

Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

f.   Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

g.  Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income typically at least once each year and any net realized capital gains once each year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

h.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

i.  Temporary Borrowings

The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft pro-

20	RS Low Duration Bond VIP Series

tection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the year ended December 31, 2008, the Fund did not borrow from the facility.

Note 2.	Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.45%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision and direction of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.4275% of the average daily net assets of the Fund. Payment of the sub-advisory fee does not represent a separate or additional expense to the Fund.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2009, to limit the Fund’s total annual fund operating expenses to 0.70% of the average daily net assets of the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee could have elected to defer receipt of all, or a portion, of his/her annual compensation received through December 31, 2008. The amount of the Fund’s deferred compensation obligation to a Trustee was determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee through December 31, 2008. The Fund could have covered its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. The Fund’s liability for deferred compensation to a Trustee was adjusted periodically through December 31, 2008, to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts will remain in the Fund until distributed in accordance with the Plan. Effective October 1, 2008, the Plan was amended such that all deferred amounts will be distributed within 90 days following January 1, 2009. The Plan will terminate after all deferred amounts have been distributed under the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

The tax character of distributions paid to shareholders during the years ended December 31, 2008 and December 31, 2007, was as follows:

Ordinary Income
2008	$1,041,737
2007	1,164,593

RS Low Duration Bond VIP Series	21

Notes to Financial Statements — RS Low Duration Bond VIP Series (continued)

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

Capital loss carryovers available to the Fund at December 31, 2008 were as follows:

Expiring	Amount
2014	$ 85,700
2015	18,421

Total	$104,121

During the year ended December 31, 2008, the Fund utilized $296,006 of capital loss carryovers.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2008, the Fund elected to defer $25,245 in net capital and currency losses.

b.  Tax Basis of Investments

The cost of investments for federal income tax purposes at December 31, 2008, was $34,545,557. The gross unrealized appreciation and depreciation of investments, on a tax basis, at December 31, 2008, aggregated $414,733 and $(581,056), respectively, resulting in net unrealized depreciation of $(166,323).

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments and U.S. government agency obligations sold (excluding short-term investments) for the year ended December 31, 2008 were as follows:

	Investments	U.S. Government Agency Obligations
Purchases	$8,830,876	$41,694,063
Sales	$5,698,991	$34,394,703

b.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

c.  Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements with banks or third party broker/dealers to borrow funds. Interest payable under a reverse repurchase agreement is based upon competitive market rates at the time of issuance. When the Fund enters into a reverse repurchase agreement, it segregates on its books cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund may be unable to deliver the securities when the Fund seeks to repurchase them. Reverse repurchase agreements may increase fluctuations in the Fund’s net asset value and may be viewed as a form of leverage.

22	RS Low Duration Bond VIP Series

d.  Dollar Rolls

The Fund may enter into dollar rolls (principally using to-be-announced securities, “TBAs”) in which the Fund sells mortgage-related securities for delivery in the current month and simultaneously contracts to repurchase similar securities at an agreed-upon price on a fixed date in a future month from the same party. The securities repurchased will bear the same interest rate as those sold, but generally will be collateralized at the time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive principal and interest payments on the securities sold. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. Dollar roll transactions involve the risk that a buyer of the securities sold by the Fund may be unable to deliver the replacement securities when it is required to do so. Dollar rolls may increase fluctuations in the Fund’s net asset value and may be viewed as a form of leverage.

Note 5.	New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. The Trust is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

Note 6.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

RS Low Duration Bond VIP Series	23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of RS Low Duration Bond VIP Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Low Duration Bond VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights for each of the periods presented through December 31, 2005 were audited by other auditors whose report dated February 8, 2006 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2009

24	RS Low Duration Bond VIP Series

Supplemental Information (unaudited)

Approval of Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investment Management Co. LLC (the “disinterested Trustees”), met in person on August 12—13, 2008, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing August 31, 2008, for all 17 series of the Trust: RS MidCap Opportunities VIP Series, RS Technology VIP Series, RS Partners VIP Series, RS Value VIP Series, RS Global Natural Resources VIP Series, RS Core Equity VIP Series, RS Small Cap Core Equity VIP Series, and RS Equity Dividend VIP Series (the “RS-Managed Funds”); RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS International Growth VIP Series, RS Emerging Markets VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series (the “Sub-Advised Funds”, and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series; Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, serves as Sub-Adviser to RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-sub-advisory agreements relating to these Funds are also considered “Sub-Advisory Agreements” and “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion).

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2008 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees considered generally the continuing, favorable interaction of the legacy investment teams at RS Investments and GIS. They also considered improvements in service over the course of the year through realignments of various administrative, accounting, and

RS Low Duration Bond VIP Series	25

Supplemental Information (unaudited) (continued)

control functions between the two firms, and were generally satisfied with those services currently being provided by the two firms.

The Trustees considered the fees charged by RS Investments to the Funds under the Investment Advisory Agreements and the fees paid to the various Sub-Advisers under the Sub-Advisory Agreements. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. They also noted that, as to the Sub-Advised Funds, RS Investments pays a large part, in most cases the large majority, of the fees it receives to the Sub-Advisers.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual investment products than in managing private accounts or in sub-advising mutual funds sponsored by others. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and within the same broad range of asset sizes. RS Investments also worked with an independent consultant to the disinterested Trustees in identifying peer groups of mutual funds with respect to each Fund. One of the independent consultants prepared an analysis of comparative management fees and expenses, and discussed his conclusions with the disinterested Trustees. In his report, the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The Chief Compliance Officer noted that the advisory fees for the Funds, although the same as those of the retail versions of the Funds, were relatively high compared to peer variable product funds. He also noted that, although the total expense ratios of the Funds also tended to be higher than those of their peers, it appeared that the differences were generally attributable to the small asset size of the Funds.

The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, due to the fact that the Funds’ custodial fees were relatively high. In the course of their discussions with the Trustees, representatives of RS Investments noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in savings to the Funds in the coming year. The Trustees noted in the course of the discussion that, in a number of cases, especially in respect of variable Funds, the

26	RS Low Duration Bond VIP Series

number of peer funds was quite limited, potentially limiting the utility of the data provided.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. The Chief Compliance Officer also noted in his report that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable.

RS Investments also furnished a detailed profitability analysis with respect to each Fund for the year ended December 31, 2007, and for the five months ended May 31, 2008. In his report, the Chief Compliance Officer noted that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the Funds had been less profitable generally than the retail versions of the Funds. The Trustees noted that the range of profitability for the Core Funds, the Growth Funds, and the Value Funds was wide, but that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business. The Trustees also noted that RS Investments’ subadvisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Chief Compliance Officer also noted in his report that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower, with the most profitable Fund being the RS S&P 500 Index VIP Series, which did not have any performance or expense concerns to note.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees also considered a report provided to them by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. In his report, the Chief Compliance Officer noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He also noted RS Investments’ commitment to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it. The Chief Compliance Officer also noted that RS Investments maintains that one of its strengths is the tenure of its investment management teams. He noted, as well, that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience and skills of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’

RS Low Duration Bond VIP Series	27

Supplemental Information (unaudited) (continued)

trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that, except as noted below, no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Chief Compliance Officer noted specifically that each of RS Asset Allocation VIP Series and RS High Yield Bond VIP Series had underperformed its peers’ averages for various periods. The Chief Compliance Officer noted that RS High Yield Bond VIP Series had experienced a significant portfolio manager change and that RS Investments was engaging in internal discussions about plans to address the performance concerns of RS Asset Allocation VIP Series.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The

Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments continues to integrate the respective RS and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, particularly with respect to the management of the New York office’s activities by personnel in San Francisco.

➢

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams in order to reduce the compartmentalization of RS Investments.

➢	RS Investments has invested in the firm by working to improve its portfolio management and client service activities, as well as by consulting outside experts about how best to improve the firm.

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary for

28	RS Low Duration Bond VIP Series

the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

The Trustees also considered the Chief Compliance Officer‘s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer‘s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2008.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

RS Low Duration Bond VIP Series	29

Supplemental Information (unaudited) (continued)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	39	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	39	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel–Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	39	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	39	Board Member, Boston Stock Exchange Inc.
Gloria S. Nelund, May 1961	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	39	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm; formerly Chairman of EGM Capital, LLC, an investment management firm.	39	None

30	RS Low Duration Bond VIP Series

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	39	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	39	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

RS Low Duration Bond VIP Series	31

Supplemental Information (unaudited) (continued)

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

†

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.

**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

32	RS Low Duration Bond VIP Series

08	ANNUAL REPORT

RS Variable Products Trust

RS High Yield Bond VIP Series

12.31.08

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS High Yield Bond VIP Series

Leslie Barbi has been a member of the investment management team of RS High Yield Bond VIP Series since July 2008. She is a managing director and head of public fixed income at The Guardian Life Insurance Company of America (“Guardian Life”). Ms. Barbi is the primary top-down strategist for the Fund’s investment team, responsible for providing assessments of the economy and providing oversight of portfolio construction and risk management. Her previous investment management experience includes serving as managing director of fixed income at Goldman Sachs Asset Management from July 2001 through March 2003, where she served as a member of the investment strategy group and head of U.S. investment grade corporates. Previously, Ms. Barbi was portfolio manager and executive vice president of fixed income at Pacific Investment Management Co., from July 1993 to February 2001. Ms. Barbi holds an A.B. in economics from Harvard University and an M.B.A. in finance from the University of Chicago Graduate School of Business.

Marc Gross has been a member of the investment management team of RS High Yield Bond VIP Series since July 2008. He is a senior director of Guardian Life. Mr. Gross is responsible for issuer and security selection for the Fund, as well as industry allocations. Prior to joining Guardian Life as a senior credit analyst in October 2005, Mr. Gross was employed by the Clinton Group, a registered investment adviser, where he was responsible for high yield and distressed credit analysis, idea generation and trade execution. From 2002 to 2004, Mr. Gross worked as a senior analyst at RBC Dain Rauscher, where he focused on special situations research and trading in high yield securities. Mr. Gross holds a B.A. in history from the University of North Carolina at Chapel Hill and an M.B.A. in finance from the New York University Stern School of Business.

Howard G. Most has been a member of the investment management team of RS High Yield Bond VIP Series since July 2008. He is a managing director and head of fixed income credit research at Guardian Life. Mr. Most is the head of research for the Funds’ investment team, responsible for overseeing the analyst team that provides the investment research that is used in making industry, issuer, and security selections. Mr. Most has over 20 years of investment experience, and is responsible for oversight of the credit analyst team at Guardian Life. Prior to joining Guardian Life in 1998, Mr. Most was a managing director at Salomon Smith Barney, having earlier been at UBS Securities and Drexel Burnham Lambert. Mr. Most began his bond research career at Moody’s Investors Service and Standard & Poor’s Corporation. Mr. Most received a B.A. from City College of New York, a J.D. from Fordham University, and an M.B.A. from Columbia University.

The Statement of Additional Information provides further information about the portfolio manager, including information regarding his compensation, other accounts he manages, and his ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

RS High Yield Bond VIP Series	3

RS High Yield Bond VIP Series (continued)

Highlights

➢

The high yield bond market delivered its worst annual performance on record in 2008 against a backdrop of heightened recession fears, a broadening credit crisis and widespread deleveraging by banks, hedge funds and other institutional investors.

➢

RS High Yield Bond VIP Series outperformed its benchmark, Barclays Capital U.S. Corporate High-Yield Bond Index[3], by 5.33 percentage points during the twelve-month period ending December 31, 2008. The Fund also performed well relative to its peers, ranking in the 16th percentile of its Lipper[4] peer group for the one-year period. The Fund also ranked in the first quartile of its Lipper peer group for the 1- and 3-year periods, and second quartile for the five-year period.

➢

The Fund’s relative performance reflected a focus on higher quality credits within the high yield market and careful investment selection, as well as its underweight allocations to troubled sectors such as finance, retail, and gaming.

Market Overview

The environment for high yield bonds in the first half of 2008 was overshadowed by concerns over the subprime mortgage meltdown, a broadening credit crisis, inflation concerns, depreciating housing values, and a backlog of new issues. These pressures intensified in the second half of the year, aggravated by news of plummeting retail sales, rising unemployment, and growing inflation fears. The credit squeeze intensified after Lehman Brothers filed for bankruptcy on September 15, 2008, prompting precipitous declines in the high yield market as the unwinding of collaterized debt obligations (CDOs), redemptions facing hedge funds, and overall deleveraging created enormous selling pressures that persisted through the end of the year. Against this backdrop, spreads widened dramatically in the high-yield market, far exceeding levels seen during the last two recessions.

Performance

RS High Yield Bond VIP Series returned -20.83% for the twelve-month period ended December 31, 2008, outperforming its benchmark, the Barclays Capital U.S. Corporate High-Yield Bond Index, which returned -26.16%.

Portfolio Review

Since taking over management of the Fund on July 16, 2008, we have remained committed to a bottom-up philosophy of fundamental credit analysis that we see as key to both performance and risk management moving forward. In particular, we believe that a company’s ability to withstand the stressful environment from both an operational and balance sheet perspective is of paramount importance in this environment.

Higher rated securities outperformed lower rated securities in 2008, and high yield portfolios that positioned in better quality credits generally fared better in this challenging environment. The Fund ended the year with a 9.2% weighting in CCC-rated holdings, significantly below the index weighting of 19.2%.

Turning to individual sectors, the Fund’s investments in the health care area were among the biggest positive contributors to relative performance for the year. In particular, the Fund benefited from our focus on issuers with strong asset coverage, such as hospitals. The sector has also been favored by investors for its reputed recession-proof growth, given that patients’ demand for medical treatments is often unaffected by economic conditions.

Relative performance also benefited from the Fund’s underweighting in the automotive sector, and especially from our cautious approach to automotive OEMs (original equipment manufacturers) and weaker performing auto-parts manufacturers.

While the Fund’s overweight allocation to the non-captive consumer finance sector contributed positively to performance in the first half of 2008, this financial exposure detracted from performance later in the period although we cut back our overall weighting as well as our number of individual holdings in this area.

An overweighting in the energy sector also supported relative performance early in the year, as oil prices and related investments soared. This overweighting detracted from relative performance in the second half of 2008, however, as crude oil prices declined dramatically from peak levels due to concerns over slumping

4	RS High Yield Bond VIP Series

demand. The resulting sell-off in energy-related credits discriminated little between higher quality companies and those that carried more risk. While we reduced the Fund’s exposure to the energy sector during the fourth quarter, the Fund nonetheless suffered from declines in several of its holdings in energy credits, including Chaparral Energy, Seitel Inc., and Stallion Oilfield Services. Our fundamental analysis of liquidity and asset values leads us to believe that current market valuations understate what investors may expect from these credits, even in the worst-case event of liquidation. Nonetheless, we continue to take a cautious approach to the energy sector, and especially to the refining and services sub-sectors that we believe could be most vulnerable to a prolonged slump in demand.

Outlook

Going forward, we expect global economic conditions to worsen before they improve, and we anticipate that high yield market conditions will remain difficult despite aggressive Fed and government intervention to enhance liquidity. Our weak economic outlook leads us to expect to continue to structure the portfolio conservatively, maintaining a bias toward higher quality credits at historically wide spreads. We will look to take advantage of these opportunities within the high yield market.

We thank you for your continued investment and support.

Sincerely,

Leslie Barbi Co-Portfolio Manager	Marc Gross Co-Portfolio Manager

Howard G. Most Co-Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. High yield bond investing includes special risks. Investments in lower rated and unrated debt securities are subject to a greater loss of principal and interest than investments in higher rated securities. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

RS High Yield Bond VIP Series	5

RS High Yield Bond VIP Series (continued)

Total Net Assets: $47,250,323	Data as of December 31, 2008

Bond Quality[1]

Top Ten Holdings[2]

Company	Coupon	Maturity	Percentage of Total Net Assets
HCA, Inc.	9.125%	11/15/14	2.11%
Ford Motor Credit Co.	7.250%	10/25/11	1.84%
HCA, Inc.	9.250%	11/15/16	1.69%
Sprint Capital Corp.	6.900%	05/01/19	1.61%
EchoStar DBS Corp.	6.375%	10/01/11	1.55%
Iron Mountain, Inc.	8.625%	04/01/13	1.49%
Community Health Systems, Inc.	8.875%	07/15/15	1.34%
Rainbow National Services LLC	8.750%	09/01/12	1.33%
Intelsat Subsidiary Holding Co. Ltd.	8.500%	01/15/13	1.29%
Crown Americas LLC	7.750%	11/15/15	1.26%
			15.51%

1	Source: Moody’s, Standard and Poor’s, Fitch Investors Service.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly fom the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

3	The Barclays Capital U.S. Corporate High-Yield Bond Index is an unmanaged index that is generally considered to be representative of the investable universe of the U.S. dollar-denominated high-yield debt market. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4	Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.

6	RS High Yield Bond VIP Series

Performance Update Average Annual Returns as of 12/31/08

	Inception Date	1 Year	3 Years	5 Years	Since Inception
RS High Yield Bond VIP Series	09/13/99	-20.83%	-4.37%	-0.27%	1.78%
Barclays Capital U.S. Corporate High-Yield Bond Index[3]		-26.16%	-5.59%	-0.80%	2.19%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 09/13/99 in RS High Yield Bond VIP Series and the Barclays Capital U.S. Corporate High-Yield Bond Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian VC High Yield Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.80%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

RS High Yield Bond VIP Series	7

Understanding Your Fund’s Expenses (unaudited)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/08	Ending Account Value 12/31/08	Expenses Paid During Period* 07/01/08-12/31/08	Expense Ratio During Period 07/01/08-12/31/08
Based on Actual Return	$1,000.00	$809.10	$3.47	0.76%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,021.30	$3.87	0.76%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one half-year period).

8	RS High Yield Bond VIP Series

Schedule of Investments – RS High Yield Bond VIP Series

December 31, 2008	Principal Amount	Value

Corporate Bonds — 92.2%
Advertising — 0.9%
Lamar Media Corp. Sr. Nt. 6.625% due 8/15/2015	$370,000	$267,324
RH Donnelley, Inc. 11.75% due 5/15/2015(1)	564,000	138,180

		405,504
Aerospace & Defense — 2.4%
BE Aerospace, Inc. Sr. Nt. 8.50% due 7/1/2018	320,000	288,000
Communications & Power Industries, Inc. Sr. Sub. Nt. 8.00% due 2/1/2012	370,000	313,113
L-3 Communications Corp.
Sr. Sub. Nt.
5.875% due 1/15/2015	130,000	117,000
6.375% due 10/15/2015	150,000	140,250
Moog, Inc. Sr. Sub. Nt. 7.25% due 6/15/2018(1)	325,000	260,000

		1,118,363
Auto Parts & Equipment — 0.2%
Lear Corp. Ser. B 8.75% due 12/1/2016	340,000	98,600

		98,600
Automotive — 4.7%
Ford Motor Credit Co.
Sr. Nt.
7.25% due 10/25/2011	1,190,000	869,306
8.00% due 12/15/2016	300,000	195,410
9.75% due 9/15/2010	457,000	365,597
9.875% due 8/10/2011	430,000	317,220
Ford Motor Credit Co. LLC Sr. Nt. 9.203% due 4/15/2009(2)	350,000	337,750
Goodyear Tire & Rubber Co.
6.318% due 12/1/2009(2)	110,000	100,100
Sr. Nt.
8.625% due 12/1/2011	72,000	59,760

		2,245,143
Beverages — 0.8%
Constellation Brands, Inc. Ser. B 8.125% due 1/15/2012	120,000	113,400
7.25% due 5/15/2017	270,000	255,150

		368,550
Biotechnology — 0.4%
Bio-Rad Laboratories, Inc. Sr. Sub. Nt. 7.50% due 8/15/2013	200,000	177,500

		177,500

December 31, 2008	Principal Amount	Value

Building Materials — 1.5%
Norcraft Cos. L.P. Sr. Sub. Nt. 9.00% due 11/1/2011	$375,000	$318,750
Texas Industries, Inc. Sr. Nt. 7.25% due 7/15/2013(1)	520,000	401,700

		720,450
Chemicals — 1.1%
Koppers, Inc. Sr. Nt. 9.875% due 10/15/2013	298,000	274,160
Nalco Co. Sr. Sub. Nt. 8.875% due 11/15/2013	315,000	266,175

		540,335
Commercial Services — 0.5%
Service Corp. International Sr. Nt. 7.625% due 10/1/2018	350,000	259,000

		259,000
Computers — 0.5%
Seagate Technology HDD Holdings 6.80% due 10/1/2016	420,000	218,400

		218,400
Construction Machinery — 0.8%
Titan International, Inc. Sr. Nt. 8.00% due 1/15/2012	120,000	88,800
United Rentals NA, Inc. Sr. Sub. Nt. 7.75% due 11/15/2013	448,000	291,200

		380,000
Consumer Products — 0.8%
Elizabeth Arden, Inc. Sr. Sub. Nt. 7.75% due 1/15/2014	555,000	360,750

		360,750
Diversified Financial Services — 1.6%
Rainbow National Services LLC 8.75% due 9/1/2012(1)	700,000	630,000
Stallion Oilfield Services Sr. Nt. 9.75% due 2/1/2015(1)	420,000	109,200

		739,200
Diversified Manufacturing — 0.1%
ESCO Corp. Sr. Nt. 8.625% due 12/15/2013(1)	65,000	45,500

		45,500

The accompanying notes are an integral part of these financial statements.

RS High Yield Bond VIP Series	9

Schedule of Investments – RS High Yield Bond VIP Series (continued)

December 31, 2008	Principal Amount	Value

Electric — 9.6%
AES Corp.
Sr. Nt.
8.00% due 10/15/2017	$260,000	$213,200
8.00% due 6/1/2020(1)	520,000	403,000
CMS Energy Corp. Sr. Nt. 6.55% due 7/17/2017	350,000	281,760
Dynegy Holdings, Inc. Sr. Nt. 7.75% due 6/1/2019	600,000	414,000
Edison Mission Energy Sr. Nt. 7.00% due 5/15/2017	270,000	234,900
Mirant Americas Generation, LLC Sr. Nt. 8.30% due 5/1/2011	130,000	126,100
Mirant North America LLC 7.375% due 12/31/2013	260,000	249,600
NRG Energy, Inc. Sr. Nt. 7.375% due 1/15/2017	475,000	437,000
PSE&G Energy Holdings LLC Sr. Nt. 8.50% due 6/15/2011	360,000	339,342
Reliant Energy, Inc.
Sr. Nt.
7.625% due 6/15/2014	270,000	224,100
7.875% due 6/15/2017	395,000	319,950
Sierra Pacific Resources Sr. Nt. 8.625% due 3/15/2014	390,000	351,615
Texas Competitive Electric Holdings Co. LLC
10.50% due 11/1/2015(1)	1,300,000	923,000

		4,517,567
Electrical Components & Equipment — 0.2%
Belden, Inc. Sr. Sub. Nt. 7.00% due 3/15/2017	135,000	101,250

		101,250
Electronics — 0.6%
Jabil Circuit, Inc. Sr. Nt. 8.25% due 3/15/2018	420,000	266,700

		266,700
Energy — 4.7%
Chaparral Energy, Inc. Sr. Nt. 8.50% due 12/1/2015	635,000	127,000
Compagnie Generale de Geophysique-Veritas Sr. Nt. 7.75% due 5/15/2017	65,000	37,700

December 31, 2008	Principal Amount	Value

Energy — (continued)
Complete Production Services, Inc. Sr. Nt. 8.00% due 12/15/2016	$390,000	$245,700
Encore Acquisition Co. Sr. Sub. Nt. 7.25% due 12/1/2017	450,000	290,250
Hilcorp Energy I L.P.
Sr. Nt.
7.75% due 11/1/2015(1)	125,000	88,125
9.00% due 6/1/2016(1)	170,000	121,550
OPTI Canada, Inc.
Sr. Sec. Nt.
7.875% due 12/15/2014	150,000	76,500
8.25% due 12/15/2014	470,000	253,800
Peabody Energy Corp. 6.875% due 3/15/2013	360,000	341,100
Southwestern Energy Co. Sr. Nt. 7.50% due 2/1/2018(1)	520,000	455,000
Whiting Petroleum Corp. Sr. Sub. Nt. 7.00% due 2/1/2014	300,000	211,500

		2,248,225
Energy-Refining — 0.3%
Petroplus Finance Ltd. Sr. Nt. 7.00% due 5/1/2017(1)	210,000	128,100

		128,100
Entertainment — 0.4%
Scientific Games Corp. 7.875% due 6/15/2016(1)	210,000	169,050

		169,050
Environmental — 0.5%
Allied Waste NA, Inc. Sr. Nt. 7.875% due 4/15/2013	250,000	237,500

		237,500
Food & Beverage — 3.2%
Aramark Corp.
Sr. Nt.
6.693% due 2/1/2015(2)	108,000	81,540
8.50% due 2/1/2015	658,000	595,490
ASG Consolidated LLC Sr. Disc. Nt. 11.50% due 11/1/2011(3)	420,000	357,000
Michael Foods, Inc. Sr. Sub. Nt. 8.00% due 11/15/2013	580,000	498,800

		1,532,830
Gaming — 2.8%
Boyd Gaming Corp.
Sr. Sub. Nt.
6.75% due 4/15/2014	170,000	107,100
7.125% due 2/1/2016	340,000	200,600

The accompanying notes are an integral part of these financial statements.

10	RS High Yield Bond VIP Series

December 31, 2008	Principal Amount	Value

Gaming — (continued)
Buffalo Thunder Development Authority Sr. Sec. Nt. 9.375% due 12/15/2014(1)(4)	$110,000	$22,000
MGM Mirage, Inc. Sr. Nt. 7.50% due 6/1/2016	585,000	370,744
Sr. Sec. Nt.
13.00% due 11/15/2013(1)	240,000	228,600
Pokagon Gaming Authority Sr. Nt. 10.375% due 6/15/2014(1)	158,000	135,880
Snoqualmie Entertainment Authority Nt. 9.125% due 2/1/2015(1)	420,000	260,400

		1,325,324
Health Care — 9.2%
Alliance Imaging, Inc.
Sr. Sub. Nt. 7.25% due 12/15/2012	800,000	680,000
Community Health Systems, Inc. 8.875% due 7/15/2015	690,000	634,800
DaVita, Inc. 7.25% due 3/15/2015	430,000	408,500
Fresenius Medical Care Capital Tr. 7.875% due 6/15/2011	310,000	294,500
HCA, Inc.
Sr. Nt.
6.75% due 7/15/2013	430,000	270,900
Sec. Nt.
9.125% due 11/15/2014	1,077,000	998,917
9.25% due 11/15/2016	870,000	798,225
Health Management Associates, Inc. Sr. Nt. 6.125% due 4/15/2016	395,000	244,900

		4,330,742
Home Construction — 1.4%
Centex Corp. Sr. Nt. 4.55% due 11/1/2010	260,000	215,800
The Ryland Group, Inc. 5.375% due 5/15/2012	210,000	153,300
Toll Corp. 8.25% due 2/1/2011	310,000	285,200

		654,300
Insurance — 0.5%
UnumProvident Finance Co. Sr. Nt. 6.85% due 11/15/2015(1)	300,000	245,318

		245,318
Iron - Steel — 0.9%
Steel Dynamics, Inc. 7.375% due 11/1/2012	600,000	438,000

		438,000

December 31, 2008	Principal Amount	Value

Leisure Time — 0.8%
Royal Caribbean Cruises Ltd.
Sr. Nt.
6.875% due 12/1/2013	$260,000	$145,600
7.00% due 6/15/2013	390,000	222,300

		367,900
Lodging — 1.4%
Harrah’s Operating Co., Inc. 10.75% due 2/1/2016(1)	600,000	171,000
Host Marriott L.P. Sr. Nt. Ser. O 6.375% due 3/15/2015	675,000	502,875

		673,875
Media - Cable — 6.4%
Cablevision Systems Corp. Sr. Nt. 8.00% due 4/15/2012(2)	435,000	387,150
Charter Communication Holdings II LLC Sr. Nt. 10.25% due 9/15/2010	420,000	193,200
Charter Communications Operating LLC
Sr. Sec. Nt.
8.00% due 4/30/2012(1)	278,000	227,960
10.875% due 9/15/2014(1)	110,000	88,000
Clear Channel Communications, Inc. Sr. Nt. 5.75% due 1/15/2013	440,000	63,800
CSC Holdings, Inc.
Sr. Nt. Ser. B
7.625% due 4/1/2011	315,000	296,887
Sr. Nt.
8.50% due 6/15/2015(1)	325,000	286,000
DirecTV Holdings LLC Sr. Nt. 8.375% due 3/15/2013	575,000	572,125
Quebecor Media, Inc. Sr. Nt. 7.75% due 3/15/2016	405,000	273,375
Sinclair Television Group, Inc. 8.00% due 3/15/2012	580,000	436,450
Videotron Ltee. Sr. Nt. 9.125% due 4/15/2018(1)	210,000	195,300

		3,020,247
Media - NonCable — 3.1%
Block Communications, Inc. Sr. Nt. 8.25% due 12/15/2015(1)	880,000	580,800
EchoStar DBS Corp. Sr. Nt. 6.375% due 10/1/2011	790,000	734,700
Hughes Network Systems LLC Sr. Nt. 9.50% due 4/15/2014	85,000	69,063

The accompanying notes are an integral part of these financial statements.

RS High Yield Bond VIP Series	11

Schedule of Investments – RS High Yield Bond VIP Series (continued)

December 31, 2008	Principal Amount	Value

Media - NonCable — (continued)
Idearc, Inc. Sr. Nt. 8.00% due 11/15/2016	$310,000	$23,250
Mediacom Broadband LLC Sr. Nt. 8.50% due 10/15/2015	120,000	78,150

		1,485,963
Metals & Mining — 1.7%
Freeport-McMoRan Copper & Gold, Inc.
Sr. Nt.
8.25% due 4/1/2015	135,000	114,750
8.375% due 4/1/2017	395,000	323,900
Terex Corp. Sr. Sub. Nt. 8.00% due 11/15/2017	420,000	357,000

		795,650
Natural Gas - Distributors — 1.2%
Amerigas Partners L.P. Sr. Nt. 7.125% due 5/20/2016	510,000	408,000
Ferrellgas Partners L.P. Sr. Nt. 6.75% due 5/1/2014(1)	260,000	179,400

		587,400
Natural Gas - Pipelines — 0.8%
El Paso Performance-Linked Tr. Sr. Nt. 7.75% due 7/15/2011(1)	170,000	147,178
MarkWest Energy Partners L.P. Sr. Nt. Ser. B 8.50% due 7/15/2016	340,000	216,750
SemGroup L.P. Sr. Nt. 8.75% due 11/15/2015(1)(5)	600,000	21,000

		384,928
Oil & Gas — 4.0%
Atlas Energy Resources LLC Sr. Nt. 10.75% due 2/1/2018(1)	210,000	128,100
Chesapeake Energy Corp.
6.875% due 1/15/2016	260,000	208,000
7.50% due 9/15/2013	390,000	335,400
Sr. Nt.
7.625% due 7/15/2013	255,000	219,300
Comstock Resources, Inc. 6.875% due 3/1/2012	130,000	100,100
PetroHawk Energy Corp. Sr. Nt. 7.875% due 6/1/2015(1)	210,000	155,400
Plains Exploration & Production Co. 7.625% due 6/1/2018	260,000	178,100
Quicksilver Resources, Inc. 8.25% due 8/1/2015	390,000	247,650

December 31, 2008	Principal Amount	Value

Oil & Gas — (continued)
Range Resources Corp. 7.25% due 5/1/2018	$134,000	$111,890
SandRidge Energy, Inc. Sr. Nt. 8.00% due 6/1/2018(1)	390,000	216,450

		1,900,390
Oil & Gas Services — 0.6%
Helix Energy Solutions Group, Inc. Sr. Nt. 9.50% due 1/15/2016(1)	260,000	137,800
Seitel, Inc. 9.75% due 2/15/2014	390,000	140,400

		278,200
Packaging — 1.5%
Crown Americas LLC
7.625% due 11/15/2013	135,000	133,650
7.75% due 11/15/2015	600,000	597,000

		730,650
Paper & Forest Products — 2.1%
Graphic Packaging International, Inc. Sr. Sub. Nt. 9.50% due 8/15/2013	764,000	527,160
Rock-Tenn Co.
Sr. Nt.
8.20% due 8/15/2011	260,000	247,000
9.25% due 3/15/2016(1)	260,000	241,800

		1,015,960
Pipelines — 1.6%
Atlas Pipeline Partners L.P. 8.75% due 6/15/2018(1)	520,000	340,600
El Paso Corp. Sr. Nt. 7.00% due 6/15/2017	220,000	172,173
12.00% due 12/12/2013	240,000	235,200

		747,973
Retailers — 0.7%
Inergy LP/ Inergy Finance Corp. 8.25% due 3/1/2016	400,000	312,000

		312,000
Services — 0.5%
NCO Group, Inc.
Sr. Nt.
7.024% due 11/15/2013(2)	125,000	62,500
Sr. Sub. Nt.
11.875% due 11/15/2014	130,000	65,000
Travelport LLC Sr. Nt. 6.828% due 9/1/2014(2)	370,000	109,150

		236,650
Software — 0.2%
First Data Corp. 9.875% due 9/24/2015	130,000	78,650

		78,650

The accompanying notes are an integral part of these financial statements.

12	RS High Yield Bond VIP Series

December 31, 2008	Principal Amount	Value

Supermarkets — 1.5%
Delhaize America, Inc. Debt. 9.00% due 4/15/2031	$314,000	$317,555
Supervalu, Inc. Sr. Nt. 7.50% due 11/15/2014	490,000	401,800

		719,355
Technology — 2.7%
Amkor Technologies, Inc. Sr. Nt. 7.75% due 5/15/2013	400,000	228,000
Iron Mountain, Inc. Sr. Sub. Nt. 8.625% due 4/1/2013	750,000	705,000
SunGard Data Systems, Inc. 9.125% due 8/15/2013	390,000	337,350

		1,270,350
Telecommunications — 4.2%
American Tower Corp. Sr. Nt. 7.00% due 10/15/2017(1)	520,000	462,800
Frontier Communications Corp. Sr. Nt. 6.25% due 1/15/2013	420,000	357,000
Intelsat Corp. Sr. Nt. 9.25% due 8/15/2014(1)	260,000	241,800
Intelsat Jackson Holdings Ltd. 11.25% due 6/15/2016	210,000	191,100
Intelsat Subsidiary Holding Co. Ltd. Sr. Nt. 8.50% due 1/15/2013(1)	660,000	610,500
Nortel Networks Ltd.
Sr. Nt.
9.003% due 7/15/2011(2)(6)	230,000	57,500
10.75% due 7/15/2016(6)	140,000	37,100
10.75% due 7/15/2016(1)(6)	130,000	34,450

		1,992,250
Tobacco — 1.0%
Reynolds American, Inc. Sr. Sec. Nt. 7.25% due 6/1/2013	510,000	457,779

		457,779
Transportation — 0.7%
American Railcar Industries, Inc. Sr. Nt. 7.50% due 3/1/2014	340,000	224,400
Avis Budget Car Rental LLC
Sr. Nt.
4.649% due 5/15/2014(2)	85,000	21,250
7.625% due 5/15/2014	85,000	24,650
7.75% due 5/15/2016	255,000	73,950

		344,250

December 31, 2008	Principal Amount	Value

Wireless Communications — 3.3%
Inmarsat Finance PLC Sr. Nt. 7.625% due 6/30/2012	$222,000	$193,417
iPCS, Inc. Sec. Nt. 6.443% due 5/1/2014(2)(7)	430,000	262,300
MetroPCS Wireless, Inc. 9.25% due 11/1/2014	400,000	358,000
Sprint Capital Corp. 6.90% due 5/1/2019	1,070,000	759,700

		1,573,417
Wireline Communications — 1.6%
Nordic Telephone Co. Holdings Sr. Nt. 8.875% due 5/1/2016(1)	170,000	119,000
Qwest Corp.
Sr. Nt.
7.625% due 6/15/2015	375,000	307,500
7.875% due 9/1/2011	340,000	312,800

		739,300

Total Corporate Bonds (Cost $57,657,668)		43,585,338
Repurchase Agreements — 5.5%
State Street Bank and Trust Co. Repurchase Agreement, 0.01% dated 12/31/2008, maturity value of $2,599,001 due 1/2/2009, collateralized by FHLMC, 4.75%, due 11/17/2015, with a value of $2,652,563	$2,599,000	$2,599,000

Total Repurchase Agreements (Cost $2,599,000)		2,599,000

Total Investments — 97.7% (Cost $60,256,668)		46,184,338

Other Assets, Net — 2.3%		1,065,985

Total Net Assets — 100.0%		$47,250,323

(1)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2008, the aggregate market value of these securities amounted to $9,349,941, representing 19.8% of net assets of which $9,327,941 have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Variable Rate Security. The rate shown is the rate in effect at December 31, 2008.
(3)	Step-up bond.
(4)	Security deemed illiquid by the investment adviser.

The accompanying notes are an integral part of these financial statements.

RS High Yield Bond VIP Series	13

Schedule of Investments – RS High Yield Bond VIP Series (continued)

(5)

Non-income producing security. In case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds that are in default.

Security	Coupon	Maturity Date	Principal Amount ($)	Acquisition Cost ($)	Value ($)
SemGroup L.P. Sr. Nt.	8.75%	11/15/2015	600,000	598,700	21,000
(6)	Non-income producing security. Subsequent to December 31, 2008, the issuer filed for bankruptcy.
(7)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$—
Level 2 – Significant Other Observable Inputs	46,184,338
Level 3 – Significant Unobservable Inputs	—

Total	$46,184,338

The accompanying notes are an integral part of these financial statements.

14	RS High Yield Bond VIP Series

Financial Information — RS High Yield Bond VIP Series

Statement of Assets and Liabilities As of December 31, 2008

Assets
Investments, at value	$46,184,338
Cash and cash equivalents	784
Interest receivable	1,086,634
Receivable for fund shares subscribed	34,230
Due from distributor	3,605
Prepaid expenses	1,546

Total Assets	47,311,137

Liabilities
Payable to adviser	22,213
Payable for fund shares redeemed	10,671
Accrued shareholder reports expense	9,289
Accrued custodian fees	7,167
Accrued audit fees	5,575
Trustees’ deferred compensation	2,629
Accrued expenses/other liabilities	3,270

Total Liabilities	60,814

Total Net Assets	$47,250,323

Net Assets Consist of:
Paid-in capital	$71,954,258
Distributions in excess of net investment income	(17,325)
Accumulated net realized loss from investments	(10,614,280)
Net unrealized depreciation on investments	(14,072,330)

Total Net Assets	$47,250,323

Investments, at Cost	$60,256,668

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	8,455,171

Net Asset Value Per Share	$5.59

Statement of Operations For the Year Ended December 31, 2008

Investment Income
Interest	$5,116,139
Dividends	17,000

Total Investment Income	5,133,139

Expenses
Investment advisory fees	332,479
Custodian fees	37,917
Professional fees	19,720
Shareholder reports	19,502
Administrative service fees	9,435
Insurance expense	2,227
Trustees’ fees and expenses	1,609
Other expense	2,761

Total Expenses	425,650
Less: Expense reimbursement by distributor	(3,605)
Less: Custody credits	(839)

Total Expenses, Net	421,206

Net Investment Income	4,711,933

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments
Net realized loss from investments	(5,473,519)
Net change in unrealized depreciation on investments	(11,457,506)

Net Loss on Investments	(16,931,025)

Net Decrease in Net Assets Resulting from Operations	$(12,219,092)

The accompanying notes are an integral part of these financial statements.

RS High Yield Bond VIP Series	15

Financial Information — RS High Yield Bond VIP Series (continued)

Statement of Changes in Net Assets

	For the Year Ended 12/31/08	For the Year Ended 12/31/07
Operations
Net investment income	$4,711,933	$4,841,506
Net realized gain/(loss) from investments	(5,473,519)	125,260
Net change in unrealized depreciation on investments	(11,457,506)	(4,190,359)

Net Increase/(Decrease) in Net Assets Resulting from Operations	(12,219,092)	776,407

Distributions to Shareholders
Net investment income	(4,724,928)	(4,868,494)

Total Distributions	(4,724,928)	(4,868,494)

Capital Share Transactions
Proceeds from sales of shares	5,716,789	6,858,045
Reinvestment of distributions	4,724,928	4,868,494
Cost of shares redeemed	(8,671,308)	(9,568,386)

Net Increase in Net Assets Resulting from Capital Share Transactions	1,770,409	2,158,153

Net Decrease in Net Assets	(15,173,611)	(1,933,934)

Net Assets

Beginning of year	62,423,934	64,357,868

End of year	$47,250,323	$62,423,934

Distributions in Excess of Net Investment Income Included in Net Assets	$(17,325)	$(3,487)

Other Information:

Shares
Sold	864,037	795,331
Reinvested	889,497	617,829
Redeemed	(1,202,711)	(1,106,746)

Net Increase	550,823	306,414

The accompanying notes are an integral part of these financial statements.

16	RS High Yield Bond VIP Series

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RS High Yield Bond VIP Series	17

Financial Information — RS High Yield Bond VIP Series (continued)

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Year Ended 12/31/08	$7.90	$0.63	$(2.31)	$(1.68)	$(0.63)	$—	$(0.63)

Year Ended 12/31/07	8.47	0.67	(0.57)	0.10	(0.67)	—	(0.67)

Year Ended 12/31/06	8.33	0.61	0.14	0.75	(0.61)	—	(0.61)

Year Ended 12/31/05	8.60	0.55	(0.27)	0.28	(0.55)	—	(0.55)

Year Ended 12/31/04	8.43	0.58	0.17	0.75	(0.58)	—	(0.58)

The accompanying notes are an integral part of these financial statements.

18	RS High Yield Bond VIP Series

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$5.59	(20.83)%	$47,250	0.76%	0.77%	8.50%	8.49%	69%

7.90	1.19%	62,424	0.76%	0.80%	7.49%	7.45%	97%

8.47	9.17%	64,358	0.76%	0.77%	6.94%	6.93%	88%

8.33	3.30%	63,890	0.80%	0.80%	6.35%	6.35%	88%

8.60	9.22%	63,340	0.79%	0.79%	6.97%	6.97%	90%

Distributions reflect actual per-share amounts distributed for the period.

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.

RS High Yield Bond VIP Series	19

Notes to Financial Statements — RS High Yield Bond VIP Series

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers seventeen series. RS High Yield Bond VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Debt securities with more than 60 days to maturity for which quoted bid prices are, in the judgment of an independent pricing service (“Service”), readily available and representative of the bid side of the market are valued by the Service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not, in the judgment of a Service, readily available and representative of the market value are valued by the Service at estimated market value based on methods which may include consideration of yields or prices of government securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the

20	RS High Yield Bond VIP Series

Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

➢	Level 1 — unadjusted quoted prices in active markets for identical investments

➢

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

➢	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques (e.g., the market approach and the income approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market

RS High Yield Bond VIP Series	21

Notes to Financial Statements — RS High Yield Bond VIP Series (continued)

information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2008, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2008, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2005 and by state authorities for tax years before 2004.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Investment Income

Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

e.  Expenses

Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

f.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

g.  Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income typically at least once each year and any net realized capital gains once each year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

h.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

i.  Temporary Borrowings

The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft pro-

22	RS High Yield Bond VIP Series

tection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the year ended December 31, 2008, the Fund did not borrow from the facility.

Note 2.	Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.60%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision and direction of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.57% of the average daily net assets of the Fund. Payment of the sub-advisory fee does not represent a separate or additional expense to the Fund.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2009, to limit the Fund’s total annual fund operating expenses to 0.76% of the average daily net assets of the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee could have elected to defer receipt of all, or a portion, of his/her annual compensation received through December 31, 2008. The amount of the Fund’s deferred compensation obligation to a Trustee was determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee through December 31, 2008. The Fund could have covered its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. The Fund’s liability for deferred compensation to a Trustee was adjusted periodically through December 31, 2008, to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts will remain in the Fund until distributed in accordance with the Plan. Effective October 1, 2008, the Plan was amended such that all deferred amounts will be distributed within 90 days following January 1, 2009. The Plan will terminate after all deferred amounts have been distributed under the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

The tax character of distributions paid to shareholders during the years ended December 31, 2008 and December 31, 2007, was as follows:

Ordinary Income
2008	$4,724,928
2007	4,868,494

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

RS High Yield Bond VIP Series	23

Notes to Financial Statements — RS High Yield Bond VIP Series (continued)

These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

Capital loss carryovers available to the Fund at December 31, 2008 were as follows:

Expiring	Amount
2009	$2,047,830
2010	2,886,016
2016	4,762,996

Total	$9,696,842

During the year ended December 31, 2008, the Fund did not utilize capital loss carryovers.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2008, the Fund had elected to defer $914,845 in net capital and currency losses.

b.  Tax Basis of Investments

The cost of investments for federal income tax purposes at December 31, 2008, was $60,259,265. The gross unrealized appreciation and depreciation of investments, on a tax basis, at December 31, 2008, aggregated $82,978 and $(14,157,905), respectively, resulting in net unrealized depreciation of $(14,074,927).

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the year ended December 31, 2008 were as follows:

Investments
Purchases	$37,324,956
Sales	35,992,584

b.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

c.  Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements with banks or third party broker/dealers to borrow funds. Interest payable under a reverse repurchase agreement is based upon competitive market rates at the time of issuance. When the Fund enters into a reverse repurchase agreement, it segregates on its books cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund may be unable to deliver the securities when the Fund seeks to repurchase them. Reverse repurchase agreements may increase fluctuations in the Fund’s net asset value and may be viewed as a form of leverage.

24	RS High Yield Bond VIP Series

d.  Restricted Securities

A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Fund’s Board of Trustees. See the table below for restricted securities held at December 31, 2008.

Security	Principal Amount	Cost	Value	Acquisition Date	% of Fund’s Net Assets
Buffalo Thunder Development Authority	$110,000	$110,000	$22,000	12/8/06	0.05%

e.  Dollar Rolls

The Fund may enter into dollar rolls (principally using to-be-announced securities, “TBAs”) in which the Fund sells mortgage-related securities for delivery in the current month and simultaneously contracts to repurchase similar securities at an agreed-upon price on a fixed date in a future month from the same party. The securities repurchased will bear the same interest rate as those sold, but generally will be collateralized at the time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive principal and interest payments on the securities sold. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. Dollar roll transactions involve the risk that a buyer of the securities sold by the Fund may be unable to deliver the replacement securities when it is required to do so. Dollar rolls may increase fluctuations in the Fund’s net asset value and may be viewed as a form of leverage.

f.  Below Investment Grade Securities

The Fund invests primarily in below investment grade securities (i.e. lower-quality debt), which are subject to certain risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher- rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market economy in general, than higher quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Note 5.	New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. The Trust is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

Note 6.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

RS High Yield Bond VIP Series	25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of RS High Yield Bond VIP Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS High Yield Bond VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights for each of the periods presented through December 31, 2005 were audited by other auditors whose report dated February 8, 2006 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2009

26	RS High Yield Bond VIP Series

Supplemental Information (unaudited)

Approval of Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investment Management Co. LLC (the “disinterested Trustees”), met in person on August 12—13, 2008, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing August 31, 2008, for all 17 series of the Trust: RS MidCap Opportunities VIP Series, RS Technology VIP Series, RS Partners VIP Series, RS Value VIP Series, RS Global Natural Resources VIP Series, RS Core Equity VIP Series, RS Small Cap Core Equity VIP Series, and RS Equity Dividend VIP Series (the “RS-Managed Funds”); RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS International Growth VIP Series, RS Emerging Markets VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series (the “Sub-Advised Funds”, and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series; Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, serves as Sub-Adviser to RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-sub-advisory agreements relating to these Funds are also considered “Sub-Advisory Agreements” and

“Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion).

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2008 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees considered generally the continuing, favorable interaction of the legacy investment teams at RS Investments and GIS. They also considered improvements in service over the course of the year through realignments of various administrative, accounting, and control functions between the two firms, and were generally satisfied with those services currently being provided by the two firms.

RS High Yield Bond VIP Series	27

Supplemental Information (unaudited) (continued)

The Trustees considered the fees charged by RS Investments to the Funds under the Investment Advisory Agreements and the fees paid to the various Sub-Advisers under the Sub-Advisory Agreements. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. They also noted that, as to the Sub-Advised Funds, RS Investments pays a large part, in most cases the large majority, of the fees it receives to the Sub-Advisers.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual investment products than in managing private accounts or in sub-advising mutual funds sponsored by others. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and within the same broad range of asset sizes. RS Investments also worked with an independent consultant to the disinterested Trustees in identifying peer groups of mutual funds with respect to each Fund. One of the independent consultants prepared an analysis of comparative management fees and expenses, and discussed his conclusions with the disinterested Trustees. In his report, the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The Chief Compliance Officer noted that the advisory fees for the Funds, although the same as those of the retail versions of the Funds, were relatively high compared to peer variable product funds. He also noted that, although the total expense ratios of the Funds also tended to be higher than those of their peers, it appeared that the differences were generally attributable to the small asset size of the Funds.

The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, due to the fact that the Funds’ custodial fees were relatively high. In the course of their discussions with the Trustees, representatives of RS Investments noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in savings to the Funds in the coming year. The Trustees noted in the course of the discussion that, in a number of cases, especially in respect of variable Funds, the number of peer funds was quite limited, potentially limiting the utility of the data provided.

28	RS High Yield Bond VIP Series

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. The Chief Compliance Officer also noted in his report that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable.

RS Investments also furnished a detailed profitability analysis with respect to each Fund for the year ended December 31, 2007, and for the five months ended May 31, 2008. In his report, the Chief Compliance Officer noted that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the Funds had been less profitable generally than the retail versions of the Funds. The Trustees noted that the range of profitability for the Core Funds, the Growth Funds, and the Value Funds was wide, but that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business. The Trustees also noted that RS Investments’ subadvisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Chief Compliance Officer also noted in his report that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower, with the most profitable Fund being the RS S&P 500 Index VIP Series, which did not have any performance or expense concerns to note.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees also considered a report provided to them by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. In his report, the Chief Compliance Officer noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He also noted RS Investments’ commitment to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it. The Chief Compliance Officer also noted that RS Investments maintains that one of its strengths is the tenure of its investment management teams. He noted, as well, that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience and skills of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

RS High Yield Bond VIP Series	29

Supplemental Information (unaudited) (continued)

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that, except as noted below, no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Chief Compliance Officer noted specifically that each of RS Asset Allocation VIP Series and RS High Yield Bond VIP Series had underperformed its peers’ averages for various periods. The Chief Compliance Officer noted that RS High Yield Bond VIP Series had experienced a significant portfolio manager change and that RS Investments was engaging in internal discussions about plans to address the performance concerns of RS Asset Allocation VIP Series.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments continues to integrate the respective RS and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, particularly with respect to the management of the New York office’s activities by personnel in San Francisco.

➢

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams in order to reduce the compartmentalization of RS Investments.

➢	RS Investments has invested in the firm by working to improve its portfolio management and client service activities, as well as by consulting outside experts about how best to improve the firm.

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

30	RS High Yield Bond VIP Series

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2008.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

RS High Yield Bond VIP Series	31

Supplemental Information (unaudited) (continued)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	39	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	39	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel—Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	39	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	39	Board Member, Boston Stock Exchange Inc.
Gloria S. Nelund, May 1961	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	39	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm; formerly Chairman of EGM Capital, LLC, an investment management firm.	39	None

32	RS High Yield Bond VIP Series

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	39	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	39	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

RS High Yield Bond VIP Series	33

Supplemental Information (unaudited) (continued)

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

†

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.

**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

34	RS High Yield Bond VIP Series

08	ANNUAL REPORT

RS Variable Products Trust

RS Money Market VIP Series

12.31.08

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Money Market VIP Series

Alexander M. Grant, Jr.

Alexander M. Grant, Jr. has managed RS Money Market VIP Series since 1986.* Mr. Grant has been managing director at The Guardian Life Insurance Company of America (“Guardian Life”) since 1999 and has managed Guardian Life’s tax-exempt assets since 1993. He holds a B.A. in English from State University of New York at Buffalo.

*	Includes service as the portfolio manager of the Fund’s predecessor fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Highlights

➢	The past year has seen considerable volatility in the money markets as the credit and liquidity crisis triggered by the subprime mortgage meltdown widened to affect a variety of financial instruments.

➢	The Federal Reserve responded to this unprecedented period with a variety of programs intended to help restore liquidity to financial markets.

➢	In managing RS Money Market VIP Series, we continue to pursue a conservative investment strategy which we believe is especially important in these turbulent times.

Market Overview

Since the summer of 2008, financial markets in the United States have faced tremendous turmoil that was initially triggered by investor concerns regarding the credit quality of mortgages, especially subprime mortgages with adjustable interest rates. As a result, investors began to question the reliability of credit ratings on a range of financial products. As conditions in financial markets continued to deteriorate in the second half of the year, the Federal Reserve took an active role in attempting to bolster liquidity and prevent a systemic breakdown in financial markets. For example, in late September, the Fed extended loans to banking organizations to finance purchases of high-quality asset-backed commercial paper (ABCP) from money market mutual funds. Other programs included a money market funding facility aimed at providing liquidity to eligible issuers who were having difficulty placing unsecured and asset-backed commercial paper. The Fed also cut the federal funds rate from 4.25% at the beginning of 2008 to a target range of 0.00% to 0.25% by year-end.

Performance

As of December 31, 2008, the effective seven-day net annualized yield for RS Money Market VIP Series was 0.66%. The effective seven-day annualized yield of tier-1 money market funds was 0.90% as measured by iMoneyNet, Inc. (formerly IBC Financial Data, Inc.), a research firm that tracks money market funds.

Portfolio Review

RS Money Market VIP Series is governed by Rule 2a-7 under the Investment Company Act of 1940, as amended, and therefore is managed within specific parameters with regard to portfolio maturity, credit quality and issuer diversification. We also manage the Fund within our own duration and sector parameters. It is important to note that money market funds are not immune to market stress. Nonetheless, we feel that our more than 20 years of experience and our disciplined investment approach sets us apart from other money market funds.

RS Money Market VIP Series	3

RS Money Market VIP Series (continued)

We have always believed that taking on incremental risk to achieve a few extra basis points is not in the best interests of our shareholders. For this reason, our motivation for purchasing any given investment is driven by credit quality rather than by yield. We remain selective, working hard to understand any credit we are considering, and evaluating how it may perform over the next three to nine months. This examination of each credit is the foundation of our overall investment philosophy and is critical to our investment process.

The Fund held overweight exposure to higher quality industrial issuers in 2008. Conversely, early in the year we opted to underweight the Fund’s holdings in financial issuers, notably broker/dealers, given our assessment of stresses in the financials sector. This move supported the Fund’s relative results, especially late in the year as a number of prominent financial institutions entered bankruptcy or turned to the federal government for assistance.

We also note that the Fund has never owned extendable asset-backed commercial-paper (ABCP). This reflects our view that the small amount of extra yield offered by these instruments does not compensate our investors for a scenario in which our cash may not be returned at the original maturity date. Moreover, we also feel that the ratings on these instruments did not reflect their underlying risk. This lack of exposure worked in our favor during 2008 as the ABCP sector came under particular strain. The Fund also avoided structured investment vehicles (SIV), another decision that aided its performance.

The reduction in the federal funds target rate to the range of 0.00% to 0.25% had a negative impact on the Fund’s returns. Maturing funds are now being re-invested in markets (across all money market instruments) that are offering among the lowest yields in history. Moreover, we believe the futures market is pointing to little increase in the federal funds rate through 2009, an outlook that has been supported by the recent Fed press release dated December 16, 2008.

Outlook

While there is still considerable stress in the front-end of the credit markets, we believe that the various liquidity programs introduced by the Fed have helped to stabilize conditions as we enter 2009. In this environment, we plan to keep the Fund’s weighted-average maturity in line with that of its peer group. At the same time, we will continue to seek to avoid exposure to credits that we feel will come under stress in the current economic environment. Our investment strategy will of course depend on the outlook for inflation, economic growth, housing market activity and consumer spending, and we will amend our positioning as conditions change. Above all, we remain committed to preserving capital for our investors.

Sincerely,

Alexander M. Grant, Jr.

Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008.

RS Money Market VIP Series is neither insured nor guaranteed by the FDIC or any other agency. Although the Fund seeks to preserve the value of an investment at $1.00 per unit, it is possible to lose money by investing in the Fund.

4	RS Money Market VIP Series

Total Net Assets: $289,172,978

Sector Allocation

Data as of December 31, 2008

Portfolio Statistics

Average Maturity (days)	29
Yields
Current 7-Day Yield	0.65%
Effective 7-Day Yield	0.66%

Top Ten Holdings[1]

Company	Discount/Coupon	Maturity date	Percentage of Total Net Assets
FHLMC Agency	5.000%	06/11/09	1.76%
FHLB Agency	2.450%	05/07/09	1.73%
Northern Illinois Gas Co.	0.070%	01/05/09	1.73%
FHLB Agency	2.250%	02/13/09	1.73%
United Parcel Service, Inc.	0.400%	01/02/09	1.73%
Hewlett-Packard Co.	0.700%	01/02/09	1.73%
Novartis Finance Corp.	0.150%	01/06/09	1.73%
Nestle Capital Corp.	0.050%	01/21/09	1.73%
Siemens Capital Co. LLC	0.150%	01/09/09	1.73%
Abbey National North America LLC	0.150%	01/13/09	1.73%
Total			17.33%

Performance Update Average Annual Returns as of 12/31/08

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
RS Money Market VIP Series	12/29/81	2.03%	3.75%	2.95%	3.09%	5.32%
Barclays Capital U.S. Treasury Bellwethers (3 Month) Index[2]		2.24%	4.06%	3.31%	3.49%	5.51%

Since	inception performance for the index is measured from 11/30/1981, the month end prior to the Fund’s commencement of operations.

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

2

The Barclays Capital U.S. Treasury Bellwethers (3 Month) Index is an unmanaged index that is generally considered to be representative of the average yield of three-month Treasury Bills. You may not invest in the index, and, unlike the Fund, the Index does not incur fees or expenses.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Cash Fund, Inc.; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.54%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com

RS Money Market VIP Series	5

Understanding Your Fund’s Expenses (unaudited)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/08	Ending Account Value 12/31/08	Expenses Paid During Period* 07/01/08-12/31/08	Expense Ratio During Period 07/01/08-12/31/08
Based on Actual Return	$1,000.00	$1,007.60	$2.54	0.50%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,022.60	$2.56	0.50%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one half-year period).

6	RS Money Market VIP Series

Schedule of Investments — RS Money Market VIP Series

December 31, 2008	Principal Amount	Value

Corporate Bonds — 2.2%
Diversified Financial Services — 0.7%
JPMorgan Chase & Co.
6.00% due 1/15/2009	$2,000,000	$2,002,031

		2,002,031
Financial – Banks — 0.4%
Bank One Corp.
6.00% due 2/17/2009	1,170,000	1,174,663

		1,174,663
Retailers — 1.1%
Wal-Mart Stores, Inc.
6.875% due 8/10/2009	3,000,000	3,071,244

		3,071,244

Total Corporate Bonds (Cost $6,247,938)		6,247,938

	Principal Amount	Value
U.S. Government Securities — 5.2%
U.S. Government Agency Securities — 5.2%
FHLB
2.25% due 2/13/2009	$5,000,000	$4,999,945
2.45% due 5/7/2009	5,000,000	5,000,000
FHLMC
5.00% due 6/11/2009	5,000,000	5,097,957

		15,097,902

Total U.S. Government Securities (Cost $15,097,902)		15,097,902

	Principal Amount	Value
Commercial Paper — 86.3%
Aerospace & Defense — 3.5%
General Dynamics Corp.
2.30% due 1/5/2009 (1)	$5,000,000	$4,998,722
Rockwell Collins, Inc.
1.10% due 1/8/2009 (1)	5,000,000	4,998,931

		9,997,653
Airport Development & Maintenance — 1.7%
Los Angeles Department of Airports
2.25% due 1/5/2009	4,987,000	4,985,753

		4,985,753
Automotive — 5.2%
American Honda Finance Corp.
2.50% due 1/12/2009	5,000,000	4,996,181
Rockwell Automation, Inc.
0.55% due 1/5/2009 (1)	5,000,000	4,999,694
Toyota Motor Credit Corp.
2.00% due 2/6/2009	5,000,000	4,990,000

		14,985,875
Chemicals — 3.5%
Ecolab, Inc.
1.60% due 2/5/2009 (1)	5,000,000	4,992,222
Praxair, Inc.
0.40% due 2/2/2009	5,000,000	4,998,222

		9,990,444

December 31, 2008	Principal Amount	Value

Computers — 1.7%
Hewlett-Packard Co.
0.70% due 1/2/2009 (1)	$5,000,000	$4,999,903

		4,999,903
Conglomerates — 1.7%
General Electric Capital Corp.
0.75% due 2/3/2009	5,000,000	4,996,563

		4,996,563
Diversified Manufacturing — 6.9%
3M Co.
1.70% due 1/14/2009 (1)	5,000,000	4,996,931
Parker-Hannifin Corp.
1.10% due 1/6/2009 (1)	5,000,000	4,999,236
Siemens Capital Co., LLC
0.15% due 1/9/2009 (1)	5,000,000	4,999,833
0.30% due 3/9/2009 (1)	5,000,000	4,997,208

		19,993,208
Education Revenue — 3.5%
Harvard Schools
0.45% due 1/7/2009	5,000,000	4,999,625
Yale University
1.56% due 3/2/2009	5,000,000	4,987,000

		9,986,625
Electric — 1.7%
Emerson Electric Co.
0.40% due 3/10/2009 (1)	5,000,000	4,996,222

		4,996,222
Energy — 3.5%
ConocoPhillips
1.25% due 1/12/2009 (1)	5,000,000	4,998,091
1.30% due 2/2/2009 (1)	5,000,000	4,994,222

		9,992,313
Entertainment — 1.7%
The Walt Disney Co.
1.65% due 1/20/2009	5,000,000	4,995,646

		4,995,646
Financial – Banks — 3.5%
Abbey National North America
0.15% due 1/13/2009	5,000,000	4,999,750
BNP Paribas Finance, Inc.
1.348% due 1/8/2009	5,000,000	4,998,689

		9,998,439
Food & Beverage — 10.3%
Campbell Soup Co.
1.15% due 1/8/2009 (1)	4,740,000	4,738,940
Nestle Capital Corp.
0.05% due 1/21/2009 (1)	5,000,000	4,999,861
1.14% due 1/26/2009 (1)	5,000,000	4,996,042
Pepsico, Inc.
0.10% due 1/20/2009 (1)	5,000,000	4,999,736
The Coca-Cola Co.
2.40% due 1/5/2009 (1)	5,000,000	4,998,666
Unilever Capital Corp.
1.30% due 3/2/2009 (1)	5,000,000	4,989,167

		29,722,412

The accompanying notes are an integral part of these financial statements.

RS Money Market VIP Series	7

Schedule of Investments — RS Money Market VIP Series (continued)

December 31, 2008	Principal Amount	Value
Food & Staples Retailing — 3.5%
Walgreen Co.
1.10% due 1/22/2009 (1)	$5,000,000	$4,996,792
1.25% due 1/5/2009 (1)	5,000,000	4,999,305

		9,996,097
Household Products – Wares — 1.7%
Proctor & Gamble Co.
1.15% due 2/4/2009 (1)	5,000,000	4,994,569

		4,994,569
Machinery — 6.9%
Caterpillar Financial Services Corp.
0.10% due 3/2/2009	5,000,000	4,999,167
1.10% due 1/8/2009	5,000,000	4,998,930
John Deere Bank S.A.
2.45% due 1/16/2009 (1)	5,000,000	4,994,896
2.50% due 1/7/2009 (1)	5,000,000	4,997,917

		19,990,910
Office – Business Equipment — 1.7%
Pitney Bowes, Inc.
0.95% due 2/17/2009 (1)	5,000,000	4,993,799

		4,993,799
Oil & Gas Services — 1.7%
Northern Illinois Gas Co.
0.07% due 1/5/2009	5,000,000	4,999,961

		4,999,961
Pharmaceuticals — 8.6%
Abbot Laboratories
1.05% due 1/9/2009 (1)	5,000,000	4,998,833
Johnson & Johnson
0.05% due 2/9/2009 (1)	5,000,000	4,999,729
Medtronic, Inc.
1.20% due 2/2/2009 (1)	5,000,000	4,994,667
Merck & Co., Inc.
0.10% due 2/9/2009	5,000,000	4,999,458
Novartis Finance Corp.
0.15% due 1/6/2009 (1)	5,000,000	4,999,896

		24,992,583
Software — 1.7%
Microsoft Corp.
0.10% due 2/13/2009 (1)	5,000,000	4,999,403

		4,999,403
Telecommunications — 1.7%
AT&T, Inc.
0.95% due 2/4/2009 (1)	5,000,000	4,995,514

		4,995,514
Tobacco — 1.7%
Philip Morris International, Inc.
0.85% due 3/3/2009 (1)	5,000,000	4,992,799

		4,992,799

December 31, 2008	Principal Amount	Value
Transportation — 3.5%
NetJets, Inc.
0.10% due 1/21/2009 (1)	$5,000,000	$4,999,722
United Parcel Service, Inc.
0.40% due 1/2/2009 (1)	5,000,000	4,999,945

		9,999,667
Utilities – Electric & Water — 3.5%
Florida Power & Light Co.
0.25% due 1/9/2009	5,000,000	4,999,722
National Rural Utilities Cooperative Finance Corp.
0.40% due 2/13/2009	5,000,000	4,997,611

		9,997,333
Wireless Communications — 1.7%
Nokia Corp.
2.25% due 1/8/2009 (1)	5,000,000	4,997,813

		4,997,813

Total Commercial Paper (Cost $249,591,504)		249,591,504

	Principal Amount	Value
Repurchase Agreements — 6.5%
State Street Bank and Trust Co. Repurchase Agreement, 0.01% dated 12/31/2008, maturity value of $18,832,010, due 1/2/2009, collateralized by FHLMC, 4.75%, due 11/17/2015, with a value of $19,211,325	$18,832,000	$18,832,000

Total Repurchase Agreements (Cost $18,832,000)		18,832,000

Total Investments — 100.2% (Cost $289,769,344)		289,769,344

Other Liabilities, Net — (0.2)%		(596,366)
Total Net Assets — 100.0%		$289,172,978

(1)	Security issued in an exempt transaction without registration under the Securities Act of 1933. At December 31, 2008, the aggregate market value of these securities amounted to $169,649,226, representing 58.7% of the net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$—
Level 2 – Significant Other Observable Inputs	289,769,344
Level 3 – Significant Unobservable Inputs	—
Total	$289,769,344

The accompanying notes are an integral part of these financial statements.

8	RS Money Market VIP Series

Financial Information — RS Money Market VIP Series

Statement of Assets and Liabilities As of December 31, 2008

Assets
Investments, at value	$289,769,344
Cash and cash equivalents	554
Interest receivable	265,764
Receivable for fund shares subscribed	46,437
Prepaid expenses	8,874

Total Assets	290,090,973

Liabilities
Payable for fund shares redeemed	748,981
Payable to adviser	111,794
Trustees’ deferred compensation	11,383
Accrued expenses/other liabilities	45,837

Total Liabilities	917,995

Total Net Assets	$289,172,978

Net Assets Consist of:
Paid-in capital	$289,180,097
Undistributed net investment income	27,738
Accumulated net realized loss from investments	(34,857)

Total Net Assets	$289,172,978

Investments, at Cost	$289,769,344

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	289,180,684
Net Asset Value Per Share	$1.00

Statement of Operations For the Year Ended December 31, 2008

Investment Income
Interest	$6,987,210
Dividends	170

Total Investment Income	6,987,380

Expenses
Investment advisory fees	1,250,021
Professional fees	49,266
Administrative service fees	45,832
Custodian fees	41,785
Money Market Fund Guarantee Program participation fee (see Note 5)	27,620
Shareholder reports	15,645
Trustees' fees and expenses	9,719
Insurance expense	7,719
Other expense	9,314

Total Expenses	1,456,921
Less: Expense reimbursement by distributor	(27,620)
Less: Custody credits	(551)

Total Expenses, Net	1,428,750

Net Investment Income	5,558,630

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments
Net realized loss from investments	(169,265)
Net change in unrealized appreciation on investments	458

Net Loss on Investments	(168,807)

Voluntary contribution by distributor for loss from investments (see Note 2b)	149,343

Net Increase in Net Assets Resulting from Operations	$5,539,166

The accompanying notes are an integral part of these financial statements.

RS Money Market VIP Series	9

Financial Information — RS Money Market VIP Series (continued)

Statement of Changes in Net Assets

	For the Year Ended 12/31/08	For the Year Ended 12/31/07
Operations
Net investment income	$5,558,630	$10,530,524
Net realized loss from investments	(169,265)	(3,788)
Net change in unrealized appreciation/(depreciation) on investments for trustee deferred compensation plan	458	(458)
Voluntary contribution by distributor for loss from investments (see Note 2b)	149,343	—

Net Increase in Net Assets Resulting from Operations	5,539,166	10,526,278

Distributions to Shareholders
Net investment income	(5,544,898)	(10,527,665)

Total Distributions	(5,544,898)	(10,527,665)

Capital Share Transactions
Proceeds from sales of shares	181,677,717	163,179,769
Reinvestment of distributions	5,544,898	10,527,665
Cost of shares redeemed	(141,803,185)	(150,216,627)

Net Increase in Net Assets Resulting from Capital Share Transactions	45,419,430	23,490,807

Net Increase in Net Assets	45,413,698	23,489,420

Net Assets

Beginning of year	243,759,280	220,269,860

End of year	$289,172,978	$243,759,280

Accumulated Undistributed Net Investment Income Included in Net Assets	$27,738	$14,006

Other Information:

Shares[1]
Sold	181,677,722	163,179,770
Reinvested	5,544,897	10,528,290
Redeemed	(141,803,185)	(150,216,670)

Net Increase	45,419,434	23,491,390

1	On December 23, 2008 Class I Shares split on a 10-for-1 basis. Capital share transactions have been restated to reflect the stock split (see Note 6).

The accompanying notes are an integral part of these financial statements.

10	RS Money Market VIP Series

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RS Money Market VIP Series	11

Financial Information — RS Money Market VIP Series (continued)

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights

	Net Asset Value, Beginning of Period[1]	Net Investment Income[1]	Net Realized and Unrealized Gain/(Loss)[1]	Total Operations[1]	Distributions From Net Investment Income[1]	Distributions From Net Realized Capital Gains[1]	Total Distributions[1]

Year Ended 12/31/08	$1.00	$0.02	$—	$0.02	$(0.02)	$—	$(0.02)

Year Ended 12/31/07	1.00	0.05	—	0.05	(0.05)	—	(0.05)

Year Ended 12/31/06	1.00	0.04	—	0.04	(0.04)	—	(0.04)

Year Ended 12/31/05	1.00	0.03	—	0.03	(0.03)	—	(0.03)

Year Ended 12/31/04	1.00	0.01	—	0.01	(0.01)	—	(0.01)

The accompanying notes are an integral part of these financial statements.

12	RS Money Market VIP Series

Net Asset Value, End of Period[1]	Total Return[2]		Net Assets, End of Period (000’s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$1.00	2.03%	[4]	$289,173	0.51%	0.52%	2.00%	1.99%	N/A

1.00	4.71%		243,759	0.58%	0.58%	4.61%	4.61%	N/A

1.00	4.52%		220,270	0.59%	0.59%	4.45%	4.45%	N/A

1.00	2.69%		217,511	0.58%	0.58%	2.60%	2.60%	N/A

1.00	0.85%		295,800	0.57%	0.57%	0.84%	0.84%	N/A

Distributions reflect actual per–share amounts distributed for the period.

[1]	On December 23, 2008, Class I Shares split on a 10-for-1 basis. The net asset values and other per share information for all years presented have been restated to reflect the stock split.
[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total return for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.
[4]	Without the effect of the voluntary contribution by the distributor, the total return would have been 1.98%.

The accompanying notes are an integral part of these financial statements.

RS Money Market VIP Series	13

Notes to Financial Statements — RS Money Market VIP Series

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers seventeen series. RS Money Market VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Repurchase agreements are carried at cost, which approximates market value (See Note 4a). The Fund values its investments based on amortized cost in accordance with Rule 2a-7 of the 1940 Act. Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

➢	Level 1 — unadjusted quoted prices in active markets for identical investments

➢

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

➢	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation tech-

14	RS Money Market VIP Series

niques may result in transfers in or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques (e.g., the market approach and the income approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2008, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2008, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2005 and by state authorities for tax years before 2004.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

RS Money Market VIP Series	15

Notes to Financial Statements — RS Money Market VIP Series (continued)

d.  Investment Income

Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

e.  Expenses

Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

f.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

g.  Distributions to Shareholders

Distributions of net investment income, which includes any net realized capital gains or losses, are typically declared and accrued daily and paid monthly. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund, recorded on the ex-dividend date.

h.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2.	Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of

Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.45%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision and direction of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.4275% of the average daily net assets of the Fund. Payment of the sub-advisory fee does not represent a separate or additional expense to the Fund.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2009, to limit the Fund’s total annual fund operating expenses to 0.54% of the average daily net assets of the Fund.

b.  Voluntary Contribution by Distributor

During the year ended December 31, 2008, GIS voluntarily reimbursed the Fund in the amount of $149,343 to offset the effect of realized investment losses. GIS received no shares of the Fund in exchange for this payment, which increased the net asset value of the Fund. GIS does not intend to recover the reimbursement from the Fund. The payment is shown in the accompanying Statement of Operations.

c.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee could have elected to defer receipt of all, or a portion, of his/her annual compensation received through December 31, 2008. The amount of

16	RS Money Market VIP Series

the Fund’s deferred compensation obligation to a Trustee was determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee through December 31, 2008. The Fund could have covered its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. The Fund’s liability for deferred compensation to a Trustee was adjusted periodically through December 31, 2008, to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts will remain in the Fund until distributed in accordance with the Plan. Effective October 1, 2008, the Plan was amended such that all deferred amounts will be distributed within 90 days following January 1, 2009. The Plan will terminate after all deferred amounts have been distributed under the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

The tax character of distributions paid to shareholders during the years ended December 31, 2008 and December 31, 2007, was as follows:

Ordinary Income
2008	$5,544,898
2007	10,527,665

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

The tax basis of distributable earnings as of December 31, 2008, was as follows:

Undistributed Ordinary Income
$42,204

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

Capital loss carryovers available to the Fund at December 31, 2008, were as follows:

Expiring	Amount
2011	$7,909
2012	3,238
2015	3,788
2016	18,099

Total	$33,034

During the year ended December 31, 2008, the Fund did not utilize capital loss carryovers.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2008, the Fund elected to defer $1,824 in net capital and currency losses.

b.  Tax Basis of Investments

The cost of investments for federal income tax purposes at December 31, 2008, was $289,769,344 with no unrealized appreciation/depreciation.

Note 4.	Investments

a.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily

RS Money Market VIP Series	17

Notes to Financial Statements — RS Money Market VIP Series (continued)

while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5.	Temporary Guarantee Program for Money Market Funds

The Board of Trustees of the Trust approved the participation by the Fund in the initial term of the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds (the “Program”) through December 18, 2008. Under the Program, if the Fund’s market value per share fell below $9.95 on any day the Program was in effect, shareholders of record on that date who also held shares in the Fund on September 19, 2008, could be eligible to receive a payment from the Treasury upon liquidation of the Fund. The cost to participate in the initial term of the Program, equal to 0.01% based on the net assets as of the execution date, was reimbursed by GIS. The Program was subsequently extended through April 30, 2009, and the Fund elected not to participate beyond the initial term.

Note 6.	Stock Split

On December 23, 2008, Class I Shares of the Fund split on a 10-for-1 basis. Each shareholder of record of the Fund on December 22, 2008 received 10 shares of the Fund with a net asset value of $1.00 per share for every share of the Fund with a net asset value of $10.00 per share held by the shareholder on December 22, 2008. The capital shares for the years ended December 31, 2008 and December 31, 2007 in the accompanying Statement of Changes in Net Assets have been restated to reflect the stock split. The net asset values and other per share information listed in the Financial Highlights have been restated to reflect the foregoing stock split.

Note 7.	New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. The Trust is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

Note 8.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

18	RS Money Market VIP Series

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of RS Money Market VIP Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Money Market VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights for each of the periods presented through December 31, 2005 were audited by other auditors whose report dated February 8, 2006 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2009

RS Money Market VIP Series	19

Supplemental Information (unaudited)

Approval of Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investment Management Co. LLC (the “disinterested Trustees”), met in person on August 12—13, 2008, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing August 31, 2008, for all 17 series of the Trust: RS MidCap Opportunities VIP Series, RS Technology VIP Series, RS Partners VIP Series, RS Value VIP Series, RS Global Natural Resources VIP Series, RS Core Equity VIP Series, RS Small Cap Core Equity VIP Series, and RS Equity Dividend VIP Series (the “RS-Managed Funds”); RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS International Growth VIP Series, RS Emerging Markets VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series (the “Sub-Advised Funds”, and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series; Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, serves as Sub-Adviser to RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-sub-advisory agreements relating to these Funds are also considered “Sub-Advisory Agreements” and “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion).

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2008 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees considered generally the continuing, favorable interaction of the legacy investment teams at RS Investments and GIS. They also considered improvements in service over the course of the year through realignments of various administrative, accounting, and

20	RS Money Market VIP Series

control functions between the two firms, and were generally satisfied with those services currently being provided by the two firms.

The Trustees considered the fees charged by RS Investments to the Funds under the Investment Advisory Agreements and the fees paid to the various Sub-Advisers under the Sub-Advisory Agreements. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. They also noted that, as to the Sub-Advised Funds, RS Investments pays a large part, in most cases the large majority, of the fees it receives to the Sub-Advisers.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual investment products than in managing private accounts or in sub-advising mutual funds sponsored by others. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and within the same broad range of asset sizes. RS Investments also worked with an independent consultant to the disinterested Trustees in identifying peer groups of mutual funds with respect to each Fund. One of the independent consultants prepared an analysis of comparative management fees and expenses, and discussed his conclusions with the disinterested Trustees. In his report, the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The Chief Compliance Officer noted that the advisory fees for the Funds, although the same as those of the retail versions of the Funds, were relatively high compared to peer variable product funds. He also noted that, although the total expense ratios of the Funds also tended to be higher than those of their peers, it appeared that the differences were generally attributable to the small asset size of the Funds.

The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, due to the fact that the Funds’ custodial fees were relatively high. In the course of their discussions with the Trustees, representatives of RS Investments noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in savings to the Funds in the coming year. The Trustees noted in the course of the discussion that, in a number of cases, especially in respect of variable Funds, the

RS Money Market VIP Series	21

Supplemental Information (unaudited) (continued)

number of peer funds was quite limited, potentially limiting the utility of the data provided.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. The Chief Compliance Officer also noted in his report that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable.

RS Investments also furnished a detailed profitability analysis with respect to each Fund for the year ended December 31, 2007, and for the five months ended May 31, 2008. In his report, the Chief Compliance Officer noted that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the Funds had been less profitable generally than the retail versions of the Funds. The Trustees noted that the range of profitability for the Core Funds, the Growth Funds, and the Value Funds was wide, but that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business. The Trustees also noted that RS Investments’ subadvisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Chief Compliance Officer also noted in his report that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower, with the most profitable Fund being the RS S&P 500 Index VIP Series, which did not have any performance or expense concerns to note.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees also considered a report provided to them by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. In his report, the Chief Compliance Officer noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He also noted RS Investments’ commitment to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it. The Chief Compliance Officer also noted that RS Investments maintains that one of its strengths is the tenure of its investment management teams. He noted, as well, that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience and skills of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’

22	RS Money Market VIP Series

trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that, except as noted below, no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Chief Compliance Officer noted specifically that each of RS Asset Allocation VIP Series and RS High Yield Bond VIP Series had underperformed its peers’ averages for various periods. The Chief Compliance Officer noted that RS High Yield Bond VIP Series had experienced a significant portfolio manager change and that RS Investments was engaging in internal discussions about plans to address the performance concerns of RS Asset Allocation VIP Series.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The

Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments continues to integrate the respective RS and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, particularly with respect to the management of the New York office’s activities by personnel in San Francisco.

➢

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams in order to reduce the compartmentalization of RS Investments.

➢	RS Investments has invested in the firm by working to improve its portfolio management and client service activities, as well as by consulting outside experts about how best to improve the firm.

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary for

RS Money Market VIP Series	23

Supplemental Information (unaudited) (continued)

the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

The Trustees also considered the Chief Compliance Officer‘s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer‘s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2008.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

24	RS Money Market VIP Series

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	39	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	39	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel–Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	39	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	39	Board Member, Boston Stock Exchange Inc.
Gloria S. Nelund, May 1961	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	39	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm; formerly Chairman of EGM Capital, LLC, an investment management firm.	39	None

RS Money Market VIP Series	25

Supplemental Information (unaudited) (continued)

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	39	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	39	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

26	RS Money Market VIP Series

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

†

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.

**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

RS Money Market VIP Series	27

08	ANNUAL REPORT

RS Variable Products Trust

RS MidCap Opportunities VIP Series

12.31.08

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS MidCap Opportunities VIP Series

Stephen J. Bishop

Stephen J. Bishop has been co-portfolio manager of RS MidCap Opportunities VIP Series since August 2008. Mr. Bishop joined RS Investments in 1996 as a research analyst, primarily covering the technology sector. Prior to joining the firm, he worked as an analyst in the corporate finance department of Dean Witter Reynolds, Inc. for three years. Mr. Bishop holds a B.A. in economics from the University of Notre Dame and an M.B.A. from Harvard Business School.

Melissa Chadwick-Dunn

Melissa Chadwick-Dunn has been a co-portfolio manager of RS MidCap Opportunities VIP Series since August 2008. Before joining the firm in 2001, she was an equity analyst at Putnam Investments for two years. Prior to that, she spent four years in investment banking, working on corporate finance and mergers-and-acquisition transactions for Lehman Brothers and McDaniels S.A. Ms. Chadwick-Dunn holds a B.A. in economics and an M.A. in international relations from the University of Chicago and an M.B.A. from the Wharton School of Business.

John H. Seabern, CFA

John H. Seabern has been a co-portfolio manager of RS MidCap Opportunities VIP Series since July 2007. Prior to joining the firm in 1993, he was a performance analyst at Duncan-Hearst Capital Management for two years. Mr. Seabern holds a B.S. in finance from the University of Colorado.

Allison K. Thacker

Allison K. Thacker has been a co-portfolio manager of RS MidCap Opportunities VIP Series since August 2008. Prior to joining RS Investments in 2000 as an analyst covering Internet and consumer discretionary stocks, she worked as a summer associate at Putnam Investments, and, prior to that, she was an analyst in the energy group at Merrill Lynch & Company for two years. Ms. Thacker holds a B.A. in economics from Rice University and an M.B.A. from Harvard Business School.

RS MidCap Opportunities VIP Series	3

RS MidCap Opportunities VIP Series (continued)

D. Scott Tracy, CFA

D. Scott Tracy has been a co-portfolio manager of RS MidCap Opportunities VIP Series since August 2008. Prior to joining RS Investments in 2001, he spent three years at Shoreline Investment Management, the in-house asset management arm of Hewlett-Packard. He has also served as an equity analyst at Montgomery Securities. Mr. Tracy holds a B.A. in history from Trinity College and an M.B.A. from the University of California at Berkeley.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Highlights

➢	In a difficult market for stocks, RS MidCap Opportunities VIP Series delivered negative performance and underperformed its benchmark, the Russell Midcap® Growth Index[3].

➢	The Fund’s relative performance during this difficult period was hurt by stock selection in the producer durables, consumer discretionary, energy and health care sectors.

➢	Select names in the energy and consumer discretionary sectors contributed positively to relative performance.

Market Overview

Financial markets suffered one of their most challenging years in recent memory in 2008, as volatile commodity prices, a worsening credit crisis, and fears of a global economic slowdown drove asset prices lower across markets and sectors. Over the first half of the year, soaring energy and food costs were among investors’ concerns, even as growth appeared to falter in the United States and in other world economies. Concerns over slowing economic growth worsened in the third quarter after the credit crisis triggered by the U.S. sub-prime mortgage meltdown resulted in a number of bank failures. While a sharp correction in commodity prices provided some positive tailwinds for the economy later in the year, unemployment continued to rise and worried consumers and businesses cut back dramatically on their spending. Against this backdrop, equity prices retreated sharply in the late third and fourth quarters. For the twelve-month period ended December 31, 2008, the S&P 500® Index4 returned -37.00%, the Dow Jones Industrial Average5 returned -31.93% and the NASDAQ Composite Index6 returned -40.54% .

Fund Performance Overview

RS MidCap Opportunities VIP Series returned -50.81% in the twelve-month period ended December 31, 2008, underperforming its benchmark, the Russell Midcap® Growth Index, which returned -44.32%.

Producer durables was among the Fund’s worst-performing sectors over the twelve-month period, due in part to our large position in Energy Solutions, a provider of technology-based decommissioning and disposal services to the nuclear industry. While we believed that the company had a significant competitive advantage as the only nuclear waste disposal facility in the United States, we liquidated our position in the stock due to our concerns over the uncertain near-term outlook for the economy and energy-related shares.

4	RS MidCap Opportunities VIP Series

In the health care sector, our performance was hindered by our investment in Covance Inc., a leading drug development services company. In the second half of 2008, Covance experienced a slowdown in its early stage drug development business as large pharmaceutical companies reprioritized drug development spending and smaller biotech firms were unable to fund several projects. We remain constructive on the potential for drug development demand later in 2009.

Relative returns were also dampened by our investments in several consumer discretionary companies, notably footwear maker Crocs and retailer Urban Outfitters. We sold our stake in Crocs, but maintained a position in Urban Outfitters given its innovative business model. Other major detractors included digital wireless telecommunications provider NII Holdings, Inc. and raw materials transport company Genco Shipping & Trading Ltd., which has suffered from a weak environment for commodities-related investments.

Additionally, while the Fund’s overall energy exposure proved negative, relative performance benefited from our underweight allocations to offshore drilling and coal industry shares. Several individual energy holdings also delivered positive returns during the period. These included oil and gas exploration company Comstock Resources Inc., which is not included in the benchmark index.

While a weakening labor market and falling home prices continued to take a toll on discretionary consumer spending, a number of our individual consumer holdings supported relative performance. These included Internet-based movie subscription service Netflix Inc. and two post-secondary educational services providers, DeVry Inc. and ITT Educational Services, which we believe are benefiting from the growing interest in retraining and education spurred by the weakening employment market. DeVry, in particular, reported new student enrollment growth of around 20% in the fourth quarter, which we think bodes well for its earnings visibility going forward. While we believe that market dislocations are creating buying opportunities in the consumer discretionary sector, we remain selective given the growing headwinds facing consumers and have focused on those companies that we believe are financially healthy and offer unique products or services.

Outlook

Now that the credit malaise has shifted from Wall Street to Main Street, we expect that many areas of the global economy will experience slowing growth in the near-term as consumers and businesses alike conserve cash and wait for more clarity on prospects for 2009. While we expect to see forward earnings estimates dramatically reduced to reflect slowing consumer and business capital spending, we believe that many stocks are already discounting these revisions. Indeed, we believe that some interesting opportunities may emerge due to the violent compression in valuations. In this environment, we remain more committed than ever to our investment discipline, using bottom-up stock selection to identify companies that we believe have the potential for self-funded growth and durable business models that can not only insulate themselves from economic weakness but may potentially continue growing despite the economic contraction.

Sincerely,

Steve Bishop Co-Portfolio Manager John Seabern Co-Portfolio Manager D. Scott Tracy Co-Portfolio Manager	Melissa Chadwick-Dunn Co-Portfolio Manager Allison Thacker Co-Portfolio Manager

RS MidCap Opportunities VIP Series	5

RS MidCap Opportunities VIP Series (continued)

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Investing in mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008.

6	RS MidCap Opportunities VIP Series

Total Net Assets: $817,512	Data as of December 31, 2008

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Company	% Assets
McAfee, Inc.	3.00%
The DIRECTV Group, Inc.	2.97%
FLIR Systems, Inc.	2.81%
Activision Blizzard, Inc.	2.55%
ResMed, Inc.	2.34%
Precision Castparts Corp.	2.33%
Priceline.com, Inc.	2.25%
Harris Corp.	2.19%
Celgene Corp.	2.03%
St. Jude Medical, Inc.	2.02%
Total	24.49%
1	The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The Russell Midcap® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5	The Dow Jones Industrial Average is a price-weighted index of 30 companies that serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods.

6	The Nasdaq Composite Index in an unmanaged index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market.

RS MidCap Opportunities VIP Series	7

RS MidCap Opportunities VIP Series (continued)

Performance Update As of 12/31/08

	Inception Date	1 Year	Since Inception
RS MidCap Opportunities VIP Series	07/31/07	-50.81%	-39.90%
Russell Midcap® Growth Index[3]		-44.32%	-32.50%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 07/31/07 in RS MidCap Opportunities VIP Series and the Russell Midcap® Growth Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 3.59%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

8	RS MidCap Opportunities VIP Series

Understanding Your Fund’s Expenses (unaudited)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/08	Ending Account Value 12/31/08	Expenses Paid During Period* 07/01/08-12/31/08	Expense Ratio During Period 07/01/08-12/31/08
Based on Actual Return	$1,000.00	$593.60	$14.28	3.56%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,007.22	$17.98	3.56%

*	Expenses are equal to the Fund’s annualized expense ratio excluding offering costs, as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

RS MidCap Opportunities VIP Series	9

Schedule of Investments – RS MidCap Opportunities VIP Series

December 31, 2008	Shares	Value
Common Stocks — 86.6%
Banks – Outside New York City — 1.0%
Northern Trust Corp.	160	$8,342

		8,342
Biotechnology Research & Production — 5.4%
Biogen Idec, Inc.(1)	310	14,765
Celgene Corp.(1)	300	16,584
OSI Pharmaceuticals, Inc.(1)	330	12,887

		44,236
Chemicals — 1.0%
FMC Corp.	190	8,499

		8,499
Communications Technology — 6.1%
Harris Corp.	470	17,884
Juniper Networks, Inc.(1)	440	7,704
McAfee, Inc.(1)	710	24,545

		50,133
Computer Services, Software & Systems — 6.5%
Adobe Systems, Inc.(1)	613	13,051
Akamai Technologies, Inc.(1)	920	13,883
Ansys, Inc.(1)	440	12,271
Gartner, Inc.(1)	770	13,729

		52,934
Consumer Electronics — 4.1%
Activision Blizzard, Inc.(1)	2,410	20,822
Netflix, Inc.(1)	420	12,554

		33,376
Diversified Financial Services — 3.4%
Lazard Ltd.	400	11,896
The NASDAQ OMX Group, Inc.(1)	640	15,814

		27,710
Drugs & Pharmaceuticals — 3.5%
Allergan, Inc.	380	15,322
United Therapeutics Corp.(1)	210	13,135

		28,457
Education Services — 2.5%
DeVry, Inc.	210	12,056
Strayer Education, Inc.	40	8,576

		20,632
Electronics — 2.8%
FLIR Systems, Inc.(1)	750	23,010

		23,010
Electronics – Medical Systems — 1.3%
Illumina, Inc.(1)	420	10,941

		10,941
Electronics – Semi-Conductors/Components — 2.8%
Broadcom Corp., Class A(1)	930	15,782
Marvell Technology Group Ltd.(1)	1,100	7,337

		23,119

December 31, 2008	Shares	Value
Financial Data Processing Services & Systems — 4.1%
Alliance Data Systems Corp.(1)	170	$7,910
Genpact Ltd.(1)	1,600	13,152
Global Payments, Inc.	370	12,132

		33,194
Financial Information Services — 1.8%
FactSet Research Systems, Inc.	330	14,599

		14,599
Health Care Facilities — 1.8%
Quest Diagnostics, Inc.	290	15,054

		15,054
Identification Control & Filter Devices — 2.0%
Flowserve Corp.	310	15,965

		15,965
Jewelry Watches & Gemstones — 1.7%
Fossil, Inc.(1)	830	13,861

		13,861
Machinery – Oil Well Equipment & Services — 2.5%
Core Laboratories N.V.	160	9,578
Smith International, Inc.	490	11,216

		20,794
Medical & Dental Instruments & Supplies — 4.9%
ResMed, Inc.(1)	510	19,115
St. Jude Medical, Inc.(1)	500	16,480
Thoratec Corp.(1)	130	4,223

		39,818
Medical Services — 1.4%
Covance, Inc.(1)	250	11,507

		11,507
Metal Fabricating — 2.3%
Precision Castparts Corp.	320	19,034

		19,034
Metals & Minerals Miscellaneous — 1.5%
Compass Minerals International, Inc.	210	12,319

		12,319
Oil – Crude Producers — 4.0%
Comstock Resources, Inc.(1)	310	14,648
Range Resources Corp.	260	8,941
Southwestern Energy Co.(1)	310	8,981

		32,570
Radio & Tv Broadcasters — 3.0%
The DIRECTV Group, Inc.(1)	1,060	24,285

		24,285
Restaurants — 1.5%
Yum! Brands, Inc.	380	11,970

		11,970
Retail — 5.6%
Aeropostale, Inc.(1)	445	7,165
Priceline.com, Inc.(1)	250	18,412
Ross Stores, Inc.	330	9,811
Urban Outfitters, Inc.(1)	700	10,486

		45,874

The accompanying notes are an integral part of these financial statements.

10	RS MidCap Opportunities VIP Series

December 31, 2008	Shares	Value
Securities Brokerage & Services — 1.7%
IntercontinentalExchange, Inc.(1)	170	$14,015

		14,015
Services – Commercial — 1.5%
FTI Consulting, Inc.(1)	270	12,064

		12,064
Telecommunications Equipment — 1.8%
American Tower Corp., Class A(1)	510	14,953

		14,953
Transportation Miscellaneous — 1.6%
C.H. Robinson Worldwide, Inc.	230	12,657

		12,657
Utilities – Telecommunications — 1.5%
NII Holdings, Inc.(1)	670	12,181

		12,181

Total Common Stocks (Cost $681,173)		708,103

	Principal Amount	Value
Repurchase Agreements — 8.9%
State Street Bank and Trust Co. Repurchase Agreement, 0.01% dated 12/31/2008, maturity value of $73,000, due 1/2/2009, collateralized by U.S. Treasury Bond, 6.625%, due 2/15/2027, with a value of $76,865	$73,000	73,000

Total Repurchase Agreements (Cost $73,000)		73,000

Total Investments — 95.5% (Cost $754,173)		781,103

Other Assets, Net — 4.5%		36,409

Total Net Assets — 100.0%		$817,512

(1)	Non-income producing security.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments:

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$708,103
Level 2 — Significant Other Observable Inputs	73,000
Level 3 — Significant Unobservable Inputs	—

Total	$781,103

The accompanying notes are an integral part of these financial statements.

RS MidCap Opportunities VIP Series	11

Financial Information — RS MidCap Opportunities VIP Series

Statement of Assets and Liabilities As of December 31, 2008

Assets
Investments, at value	$781,103
Cash and cash equivalents	980
Due from affiliate	47,599
Due from adviser	27,679
Dividends receivable	337
Receivable for fund shares subscribed	190
Prepaid expenses	177

Total Assets	858,065

Liabilities
Payable for fund shares redeemed	23,246
Accrued shareholder reports expense	8,663
Accrued custodian fees	5,131
Accrued audit fees	3,055
Payable to distributor	211
Trustees’ deferred compensation	37
Accrued expenses/other liabilities	210

Total Liabilities	40,553

Total Net Assets	$817,512

Net Assets Consist of:
Paid-in capital	$1,491,700
Accumulated net investment loss	(21,109)
Accumulated net realized loss from investments	(680,009)
Net unrealized appreciation on investments	26,930

Total Net Assets	$817,512

Investments, at Cost	$754,173

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	168,611

Net Asset Value Per Share	$4.85

Statement of Operations For the Year Ended December 31, 2008

Investment Income
Interest	$1,338
Dividends	3,614
Withholding taxes on foreign dividends	(3)

Total Investment Income	4,949

Expenses
Shareholder reports	28,492
Custodian fees	22,340
Professional fees	12,193
Offering costs	11,162
Investment advisory fees	8,534
Distribution fees	2,510
Administrative service fees	187
Trustees’ fees and expenses	46
Other expenses	2,933

Total Expenses	88,397
Less: Expenses reimbursed by adviser	(40,566)
Less: Custody credits	(203)

Total Expenses, Net	47,628

Net Investment Loss	(42,679)

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments
Net realized loss from investments	(622,154)
Net change in unrealized depreciation on investments	(48,593)

Net Loss on Investments	(670,747)

Net Decrease in Net Assets Resulting from Operations	$(713,426)

The accompanying notes are an integral part of these financial statements.

12	RS MidCap Opportunities VIP Series

Statement of Changes in Net Assets

	For the Year Ended 12/31/08	For the Period Ended 12/31/07
Operations
Net investment loss	$(42,679)	$(34,737)
Net realized loss from investments	(622,154)	(57,855)
Net change in unrealized appreciation/(depreciation) on investments	(48,593)	75,523

Net Decrease in Net Assets Resulting from Operations	(713,426)	(17,069)

Capital Share Transactions
Proceeds from sales of shares	1,181,661	1,352,834
Cost of shares redeemed	(798,935)	(187,553)

Net Increase in Net Assets Resulting from Capital Share Transactions	382,726	1,165,281

Net Increase/(Decrease) in Net Assets	(330,700)	1,148,212

Net Assets

Beginning of period	1,148,212	—

End of period	$817,512	$1,148,212

Accumulated Net Investment Loss Included in Net Assets	$(21,109)	$(11,328)

Other Information:

Shares
Sold	204,981	134,431
Redeemed	(152,823)	(17,978)

Net Increase	52,158	116,453

The accompanying notes are an integral part of these financial statements.

RS MidCap Opportunities VIP Series	13

Financial Information — RS MidCap Opportunities VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Year Ended 12/31/08	$9.86	$(0.22)	$(4.79)	$(5.01)	$—	$—	$—

Period From 07/31/07[3] to 12/31/07[4]	10.00	(0.30)	0.16	(0.14)	—	—	—

The accompanying notes are an integral part of these financial statements.

14	RS MidCap Opportunities VIP Series

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[2]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$4.85	(50.81)%	$818	4.74%	8.80%	(4.25)%	(8.31)%	321%

9.86	(1.40)%	1,148	6.00%	6.00%	(5.42)%	(5.42)%	116%

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Loss to Average Net Assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.
[3]	Commencement of operations.
[4]	Ratios for periods less than one year have been annualized excluding organization costs and offering costs, except for total return and portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

RS MidCap Opportunities VIP Series	15

Notes to Financial Statements — RS MidCap Opportunities VIP Series

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers seventeen series. RS MidCap Opportunities VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class II shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting

16	RS MidCap Opportunities VIP Series

entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

➢	Level 1 — unadjusted quoted prices in active markets for identical investments

➢

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

➢	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and

RS MidCap Opportunities VIP Series	17

Notes to Financial Statements — RS MidCap Opportunities VIP Series (continued)

options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

b.   Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2008, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2008, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities and state authorities for tax years before 2007.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e.  Investment Income

Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Fund is informed of the dividend. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f.  Expenses

Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h.  Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income typically at least once each year and any net realized capital gains once each year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal

18	RS MidCap Opportunities VIP Series

income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

j.  Temporary Borrowings

The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

Amount Outstanding at 12/31/08	Average Borrowing*	Average Interest Rate*
$—	$74,276	0.78%

*	For the year ended December 31, 2008.

k.  Offering Costs

Offering costs are accounted for on an accrual basis. Offering costs are expensed over a 12-month period. These costs include printing, administration and other expenses associated with the initial registration of the Fund.

Note 2.	Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.85%.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect from September 1, 2008 through August 31, 2009, to limit the Fund’s total annual fund operating expenses to 1.00% of the average daily net assets of the Fund.

RS Investments does not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee could have elected to defer receipt of all, or a portion, of his/her annual compensation received through December 31, 2008. The amount of the Fund’s deferred compensation obligation to a Trustee was determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee through December 31, 2008. The Fund could have covered its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. The Fund’s liability for deferred compensation to a Trustee was adjusted periodically through December 31, 2008, to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts will remain in the Fund until distributed in accordance with the Plan. Effective October 1, 2008, the Plan was amended such that all deferred amounts will be distributed within 90 days following January 1, 2009. The Plan will terminate after all deferred amounts have been distributed under the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

RS MidCap Opportunities VIP Series	19

Notes to Financial Statements — RS MidCap Opportunities VIP Series (continued)

c.  Distribution Fees

The Fund has entered into an agreement with GIS for distribution services with respect to its shares and has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for the services it provides and for the expenses it bears in connection with the distribution of the Fund’s Class II shares at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

RS Investments may pay GIAC or other insurance companies or financial institutions compensation, at an annual rate of up to 0.15% of the Fund’s average daily net assets, for providing administrative and shareholder services. Payment of this compensation does not represent a separate or additional expense to the Fund.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

No distributions were paid during the periods ended December 31, 2008 and December 31, 2007.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2008, the Fund did not utilize capital loss carryovers.

Capital loss carryovers available to the Fund at December 31, 2008, were as follows:

Expiring	Amount
2015	$28,780
2016	311,841

Total	$340,621

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2008, the Fund elected to defer $225,711 in net capital and currency losses.

b.  Tax Basis of Investments

The cost of investments for federal income tax purposes at December 31, 2008, was $867,850. The gross unrealized appreciation and depreciation of investments, on a tax basis, at December 31, 2008, aggregated $50,774 and $(137,521), respectively, resulting in net unrealized depreciation of $(86,747).

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $3,265,314 and $3,021,546, respectively, for the year ended December 31, 2008.

b.  Foreign Securities

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c.  Industry or Sector Concentration

In its normal course of business, the Fund may invest a significant portion of its assets in companies concentrated within a number of industries or sectors. As a

20	RS MidCap Opportunities VIP Series

result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5.	New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. The Trust is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

Note 6.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

RS MidCap Opportunities VIP Series	21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of RS MidCap Opportunities VIP Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS MidCap Opportunities VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2009

22	RS MidCap Opportunities VIP Series

Supplemental Information (unaudited)

Approval of Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investment Management Co. LLC (the “disinterested Trustees”), met in person on August 12-13, 2008, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing August 31, 2008, for all 17 series of the Trust: RS MidCap Opportunities VIP Series, RS Technology VIP Series, RS Partners VIP Series, RS Value VIP Series, RS Global Natural Resources VIP Series, RS Core Equity VIP Series, RS Small Cap Core Equity VIP Series, and RS Equity Dividend VIP Series (the “RS-Managed Funds”); RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS International Growth VIP Series, RS Emerging Markets VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series (the “Sub-Advised Funds”, and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series; Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, serves as Sub-Adviser to RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS

Emerging Markets VIP Series (the sub-sub-advisory agreements relating to these Funds are also considered “Sub-Advisory Agreements” and “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion).

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2008 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees considered generally the continuing, favorable

RS MidCap Opportunities VIP Series	23

Supplemental Information (unaudited) (continued)

interaction of the legacy investment teams at RS Investments and GIS. They also considered improvements in service over the course of the year through realignments of various administrative, accounting, and control functions between the two firms, and were generally satisfied with those services currently being provided by the two firms.

The Trustees considered the fees charged by RS Investments to the Funds under the Investment Advisory Agreements and the fees paid to the various Sub-Advisers under the Sub-Advisory Agreements. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. They also noted that, as to the Sub-Advised Funds, RS Investments pays a large part, in most cases the large majority, of the fees it receives to the Sub-Advisers.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual investment products than in managing private accounts or in sub-advising mutual funds sponsored by others. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and within the same broad range of asset sizes. RS Investments also worked with an independent consultant to the disinterested Trustees in identifying peer groups of mutual funds with respect to each Fund. One of the independent consultants prepared an analysis of comparative management fees and expenses, and discussed his conclusions with the disinterested Trustees. In his report, the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The Chief Compliance Officer noted that the advisory fees for the Funds, although the same as those of the retail versions of the Funds, were relatively high compared to peer variable product funds. He also noted that, although the total expense ratios of the Funds also tended to be higher than those of their peers, it appeared that the differences were generally attributable to the small asset size of the Funds.

The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, due to the fact that the Funds’ custodial fees were relatively high. In the course of their discussions with the Trustees, representatives of RS Investments noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result

24	RS MidCap Opportunities VIP Series

in savings to the Funds in the coming year. The Trustees noted in the course of the discussion that, in a number of cases, especially in respect of variable Funds, the number of peer funds was quite limited, potentially limiting the utility of the data provided.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. The Chief Compliance Officer also noted in his report that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable.

RS Investments also furnished a detailed profitability analysis with respect to each Fund for the year ended December 31, 2007, and for the five months ended May 31, 2008. In his report, the Chief Compliance Officer noted that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the Funds had been less profitable generally than the retail versions of the Funds. The Trustees noted that the range of profitability for the Core Funds, the Growth Funds, and the Value Funds was wide, but that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business. The Trustees also noted that RS Investments’ subadvisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Chief Compliance Officer also noted in his report that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower, with the most profit-

able Fund being the RS S&P 500 Index VIP Series, which did not have any performance or expense concerns to note.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees also considered a report provided to them by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. In his report, the Chief Compliance Officer noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He also noted RS Investments’ commitment to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it. The Chief Compliance Officer also noted that RS Investments maintains that one of its strengths is the tenure of its investment management teams. He noted, as well, that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience and skills of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund while also considering its applicable investment objective and strategy and its overall expense ratio. The

RS MidCap Opportunities VIP Series	25

Supplemental Information (unaudited) (continued)

Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that, except as noted below, no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Chief Compliance Officer noted specifically that each of RS Asset Allocation VIP Series and RS High Yield Bond VIP Series had underperformed its peers’ averages for various periods. The Chief Compliance Officer noted that RS High Yield Bond VIP Series had experienced a significant portfolio manager change and that RS Investments was engaging in internal discussions about plans to address the performance concerns of RS Asset Allocation VIP Series.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly dur-

ing the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments continues to integrate the respective RS and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, particularly with respect to the management of the New York office’s activities by personnel in San Francisco.

➢

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams in order to reduce the compartmentalization of RS Investments.

➢	RS Investments has invested in the firm by working to improve its portfolio management and client service activities, as well as by consulting outside experts about how best to improve the firm.

26	RS MidCap Opportunities VIP Series

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2008.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

RS MidCap Opportunities VIP Series	27

Supplemental Information (unaudited) (continued)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	39	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	39	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel — Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	39	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	39	Board Member, Boston Stock Exchange Inc.
Gloria S. Nelund, May 1961	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	39	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm; formerly Chairman of EGM Capital, LLC, an investment management firm.	39	None

28	RS MidCap Opportunities VIP Series

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	39	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	39	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

RS MidCap Opportunities VIP Series	29

Supplemental Information (unaudited) (continued)

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

†

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.

**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

30	RS MidCap Opportunities VIP Series

08	ANNUAL REPORT

RS Variable Products Trust

RS Global Natural Resources VIP Series

12.31.08

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Global Natural Resources VIP Series

MacKenzie B. Davis, CFA

MacKenzie B. Davis has been a co-portfolio manager of RS Global Natural Resources VIP Series since 2007. Prior to joining RS Investments in March 2004 as an analyst in the RS Value Group, Mr. Davis spent four years as a high-yield analyst at Fidelity Management & Research Company. Previously, he was a vice president at Fidelity Capital Markets. He was also an analyst at Goldman Sachs & Company. Mr. Davis holds an A.B. from Brown University in mathematical economics and modern American history.

Andrew P. Pilara, Jr.

Andrew P. Pilara, Jr. has been a co-portfolio manager of RS Global Natural Resources VIP Series since 2007. Prior to joining RS Investments in 1993, he was president of Pilara Associates, an investment management firm he established in 1974. He has been involved in the securities business for more than 30 years, with experience in portfolio management, research, trading, and sales. Mr. Pilara holds a B.A. in economics from Saint Mary’s College.

Kenneth L. Settles Jr., CFA

Kenneth L. Settles Jr. has been a co-portfolio manager of RS Global Natural Resources VIP Series since 2007. Prior to joining RS Investments in September 2006, Mr. Settles was a senior energy analyst at Neuberger Berman, LLC for seven years where he also co-managed the Neuberger Berman Premier Energy Portfolio. Previously, Mr. Settles spent three years at Salomon Smith Barney, Inc., where he was a financial analyst. Mr. Settles holds a B.A. in economics from Williams College.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Highlights

➢

Commodities shares delivered volatile performance during 2008, outperforming the broader market in the first half of the year before correcting sharply downward due to fears of a global economic recession.

➢	RS Global Natural Resources VIP Series delivered a negative return while also underperforming the S&P North American Natural Resources Sector IndexTM 3.

➢	Performance relative to the S&P North American Natural Resources Sector IndexTM was hindered by an underweight in integrated oils stocks as well as
weakness in a number of the Fund’s energy and raw materials investments. On a positive note, select gold mining shares contributed positively to relative returns.

Market Overview

Financial markets suffered one of their most challenging years in recent memory during 2008, as volatile commodity prices, a worsening credit crisis, and fears of a global economic slowdown drove asset prices lower across markets and sectors. Over the first half of the year, soaring energy and food costs were among investors’ con-

RS Global Natural Resources VIP Series	3

RS Global Natural Resources VIP Series (continued)

cerns, even as growth appeared to falter in the United States and in other world economies. Concerns over slowing economic growth worsened during the third quarter after the credit crisis triggered by the U.S. sub-prime mortgage meltdown resulted in a number of bank failures. While a sharp correction in commodity prices provided some positive tailwinds for the economy later in the year, unemployment continued to rise and worried consumers and businesses cut back dramatically on their spending. Against this backdrop, equity prices retreated sharply in the late third and fourth quarters. For the twelve-month period ended December 31, 2008, the S&P 500® Index4 returned -37.00%, the Dow Jones Industrial Average5 returned -31.93% and the NASDAQ Composite Index6 returned -40.54%.

Fund Performance Overview

RS Global Natural Resources VIP Series returned -44.47% in the twelve-month period ended December 31, 2008, underperforming its benchmark, the S&P North American Natural Resources Sector Index™, which returned -42.55%.

As investors in natural resource markets, we remain committed to managing a diversified portfolio that nonetheless emphasizes commodities that we believe are the most supply constrained. These include oil, gold, power and specific types of coal. In these areas, we continue to focus on very high-quality businesses with asset bases that allow them to grow net asset value without requiring outside capital — even in a much less constructive commodity pricing environment. Unfortunately, the recent collapse in commodities prices translated very quickly into a broad-based correction in commodities stocks that we believe failed to differentiate between high- and low-quality business models.

The Fund’s weakest performing holdings during this difficult period included production companies such as Denbury Resources Inc. and coal producer Peabody Energy Corp., as well as Key Energy Services Inc., the nation’s second-largest well services provider. In the energy sector, we have been moving away from smaller-cap names with more asset-specific risk while emphasizing upstream producers that we believe are positioned to benefit from durable competitive advantages and capital-efficient, low-cost projects.

Returns were also dampened by a number of raw materials holdings including specialty steel manufacturer Allegheny Technologies Inc. and diversified chemicals company Eastman Chemical Co. While the recent performance of our energy and raw materials shares has been disappointing, we remain constructive on the underlying fundamentals supporting the investments we make.

On a positive note, the Fund’s diversified approach to raw materials investing did provide some benefits during this challenging period, as our gold producing holdings contributed positively to relative performance. Contributors included Agnico-Eagle Mines Ltd., which has mining projects in Quebec, Mexico and Finland, as well as Kinross Gold Corp. and Goldcorp Inc.

4	RS Global Natural Resources VIP Series

Outlook

The past year, and particularly the last six months, have been an extraordinary period for both the commodities and the financial markets. We believe that the market environment going forward will be one in which active, fundamental investors should be able to differentiate themselves. We are excited about the opportunities presented to us by the current market. This has created a range of opportunities that may benefit disciplined investors with a reasonable investment framework and time horizon. We remain confident in the investment team we have assembled, and in our abilities to successfully implement our consistent and repeatable investment process.

Sincerely,

Andrew Pilara	MacKenzie Davis
Co-Portfolio Manager	Co-Portfolio Manager

Kenneth Settles, Jr.
Co-Portfolio Manager

RS Global Natural Resources VIP Series	5

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008.

RS Global Natural Resources VIP Series (continued)

Total Net Assets: $8,668,588	Data as of December 31, 2008

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Goldcorp, Inc.	5.08%
Kinross Gold Corp.	4.97%
Allegheny Technologies, Inc.	4.81%
XTO Energy, Inc.	4.73%
Denbury Resources, Inc.	4.71%
Occidental Petroleum Corp.	4.53%
BHP Billliton Ltd.	4.36%
Talisman Energy, Inc.	3.82%
Spectra Energy Corp.	3.76%
Martin Marietta Materials, Inc.	3.67%
Total	44.44%

1	The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The S&P North American Natural Resources Sector IndexTM is a modified cap-weighted index designed as a benchmark for U.S.-traded securities in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5	The Dow Jones Industrial Average is a price-weighted index of 30 companies that serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods.

6	The Nasdaq Composite Index is an unmanaged index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market.

6	RS Global Natural Resources VIP Series

Performance Update As of 12/31/08

	Inception Date	1 Year	Since Inception
RS Global Natural Resources VIP Series	07/31/07	-44.47%	-30.44%
S&P North American Natural Resources Sector IndexTM 3		-42.55%	-26.45%
S&P 500® Index[4]		-37.00%	-26.84%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 07/31/07 in RS Global Natural Resources VIP Series, the S&P North American Natural Resources Sector Index, and the S&P 500® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 2.13%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

RS Global Natural Resources VIP Series	7

Understanding Your Fund’s Expenses (unaudited)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/08	Ending Account Value 12/31/08	Expenses Paid During Period* 07/01/08-12/31/08	Expense Ratio During Period 07/01/08-12/31/08
Based on Actual Return	$1,000.00	$481.10	$5.66	1.52%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,017.49	$7.71	1.52%

*	Expenses are equal to the Fund’s annualized expense ratio excluding offering costs, as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8	RS Global Natural Resources VIP Series

Schedule of Investments – RS Global Natural Resources VIP Series

December 31, 2008	Foreign Currency	Shares	Value

Common Stocks — 94.7%
Aluminum — 3.0%
Century Aluminum Co.(1)		25,853	$ 258,530

			258,530
Building Materials — 3.7%
Martin Marietta Materials, Inc.		3,281	318,519

			318,519
Chemicals — 5.6%
Eastman Chemical Co.		9,800	310,758
Praxair, Inc.		2,946	174,875

			485,633
Coal — 3.4%
Peabody Energy Corp.		12,850	292,338

			292,338
Energy Miscellaneous — 2.5%
Concho Resources, Inc.(1)		9,576	218,524

			218,524
Gold — 10.0%
Goldcorp, Inc.	CAD	14,150	440,031
Kinross Gold Corp.	CAD	23,650	431,045

			871,076
Insurance – Multi-Line — 1.0%
PICO Holdings, Inc.(1)		3,100	82,398

			82,398
Machinery – Oil Well Equipment & Services — 6.0%
Key Energy Services, Inc.(1)		30,723	135,488
Noble Corp.		3,800	83,942
Schlumberger Ltd.		4,000	169,320
Smith International, Inc.		5,758	131,801

			520,551
Metals & Minerals Miscellaneous — 9.2%
Agnico-Eagle Mines Ltd.		2,800	143,724
BHP Billiton Ltd., ADR		8,800	377,520
Companhia Vale do Rio Doce, ADR		22,850	276,713

			797,957
Oil – Crude Producers — 21.1%
Canadian Natural Resources Ltd.		6,570	262,669
Denbury Resources, Inc.(1)		37,374	408,124
Petrobank Energy & Resources Ltd.(1)	CAD	7,600	125,035
Southwestern Energy Co.(1)		10,000	289,700
Talisman Energy, Inc.	CAD	33,576	331,272
XTO Energy, Inc.		11,628	410,120

			1,826,920
Oil – Integrated Domestic — 4.5%
Occidental Petroleum Corp.		6,550	392,934

			392,934
Steel — 4.8%
Allegheny Technologies, Inc.		16,337	417,084

			417,084

December 31, 2008	Shares	Value

Utilities – Electrical — 6.7%
FirstEnergy Corp.	5,900	$ 286,622
PPL Corp.	9,600	294,624

		581,246
Utilities – Gas Distributors — 6.9%
Questar Corp.	8,450	276,231
Spectra Energy Corp.	20,692	325,692

		601,923
Utilities – Gas Pipelines — 3.3%
Equitable Resources, Inc.	8,500	285,175

		285,175
Utilities – Miscellaneous — 3.0%
Calpine Corp.(1)	35,867	261,112

		261,112

Total Common Stocks (Cost $13,995,547)	8,211,920

	Principal Amount	Value
Repurchase Agreements — 8.6%
State Street Bank and Trust Co. Repurchase Agreement, 0.01% dated 12/31/2008, maturity value of $743,000, due 1/2/2009, collateralized by U.S. Treasury Bond, 6.75%, due 8/15/2026, with a value of $759,255	$743,000	743,000

Total Repurchase Agreements (Cost $743,000)	743,000

Total Investments — 103.3% (Cost $14,738,547)	8,954,920

Other Liabilities, Net — (3.3)%	(286,332)

Total Net Assets — 100.0%	$8,668,588

(1)	Non-income producing security.
ADR	— American Depositary Receipt.

Foreign-Denominated Security Canadian Dollar — CAD

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments:

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$8,211,920
Level 2 — Significant Other Observable Inputs	743,000
Level 3 — Significant Unobservable Inputs	—

Total	$8,954,920

The accompanying notes are an integral part of these financial statements.

RS Global Natural Resources VIP Series	9

Financial Information — RS Global Natural Resources VIP Series

Statement of Assets and Liabilities As of December 31, 2008

Assets
Investments, at value	$8,954,920
Cash and cash equivalents	737
Foreign currency, at value	5,204
Due from adviser	15,375
Dividends receivable	12,929
Receivable for investments sold	10,989
Prepaid expenses	228

Total Assets	9,000,382

Liabilities
Payable for investments purchased	278,879
Payable for fund shares redeemed	30,779
Payable to distributor	1,728
Trustees’ deferred compensation	320
Accrued expenses/other liabilities	20,088

Total Liabilities	331,794

Total Net Assets	$8,668,588

Net Assets Consist of:
Paid-in capital	$16,999,578
Accumulated net investment loss	(24,263)
Accumulated net realized loss from investments and foreign currency transactions	(2,523,088)
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(5,783,639)

Total Net Assets	$8,668,588

Investments, at Cost	$14,738,547

Foreign Currency, at Cost	$5,224

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	1,451,006

Net Asset Value Per Share	$5.97

Statement of Operations For the Year Ended December 31, 2008

Investment Income
Dividends	$118,859
Interest	28,589
Withholding taxes on foreign dividends	(2,614)

Total Investment Income	144,834

Expenses
Investment advisory fees	96,690
Custodian fees	34,035
Distribution fees	24,172
Shareholder reports	23,164
Professional fees	13,755
Offering costs	11,500
Administrative service fees	2,442
Trustees’ fees and expenses	603
Other expenses	398

Total Expenses	206,759
Less: Fee waiver by adviser	(36,263)
Less: Custody credits	(416)

Total Expenses, Net	170,080

Net Investment Loss	(25,246)

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions
Net realized loss from investments	(2,523,088)
Net realized gain from foreign currency transactions	7,858
Net change in unrealized depreciation on investments	(5,941,914)
Net change in unrealized depreciation on translation of assets and liabilities in foreign currencies	(16)

Net Loss on Investments and Foreign Currency Transactions	(8,457,160)

Net Decrease in Net Assets Resulting from Operations	$(8,482,406)

The accompanying notes are an integral part of these financial statements.

10	RS Global Natural Resources VIP Series

Statement of Changes in Net Assets

	For the Year Ended 12/31/08	For the Period Ended 12/31/07
Operations
Net investment loss	$(25,246)	$(22,040)
Net realized gain/(loss) from investments and foreign currency transactions	(2,515,230)	1,287
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	(5,941,930)	158,291

Net Increase/(Decrease) in Net Assets Resulting from Operations	(8,482,406)	137,538

Capital Share Transactions
Proceeds from sales of shares	22,655,245	3,241,571
Cost of shares redeemed	(8,641,786)	(241,574)

Net Increase in Net Assets Resulting from Capital Share Transactions	14,013,459	2,999,997

Net Increase in Net Assets	5,531,053	3,137,535

Net Assets

Beginning of period	3,137,535	—

End of period	$8,668,588	$3,137,535

Accumulated Net Investment Loss Included in Net Assets	$(24,263)	$(12,625)

Other Information:

Shares
Sold	2,100,488	315,333
Redeemed	(941,422)	(23,393)

Net Increase	1,159,066	291,940

The accompanying notes are an integral part of these financial statements.

RS Global Natural Resources VIP Series	11

Financial Information — RS Global Natural Resources VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Year Ended 12/31/08	$10.75	$0.01	$(4.79)	$(4.78)	$—	$—	$—

Period From 7/31/07[3] to 12/31/07[4]	10.00	(0.08)	0.83	0.75	—	—	—

The accompanying notes are an integral part of these financial statements.

12	RS Global Natural Resources VIP Series

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[2]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$5.97	(44.47)%	$8,669	1.76%	2.14%	(0.26)%	(0.64)%	57%

10.75	7.50%	3,138	3.78%	3.78%	(1.51)%	(1.51)%	7%

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Loss to Average Net Assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.
[3]	Commencement of operations.
[4]	Ratios for periods less than one year have been annualized excluding organization costs and offering costs, except for total return and portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

RS Global Natural Resources VIP Series	13

Notes to Financial Statements — RS Global Natural Resources VIP Series

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers seventeen series. RS Global Natural Resources VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class II shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting

14	RS Global Natural Resources VIP Series

entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

➢	Level 1 — unadjusted quoted prices in active markets for identical investments

➢

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

➢	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

In determining a security's placement within the hierarchy, the Trust separates the Fund's investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund's results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and

RS Global Natural Resources VIP Series	15

Notes to Financial Statements — RS Global Natural Resources VIP Series (continued)

options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2008, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2008, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities and state authorities for tax years before 2007.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e.  Investment Income

Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Fund is informed of the dividend. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f.  Expenses

Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h.  Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income typically at least once each year and any net realized capital gains once each year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts

16	RS Global Natural Resources VIP Series

are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

j.  Temporary Borrowings

The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the year ended December 31, 2008, the Fund did not borrow from the facility.

k.  Offering Costs

Offering costs are accounted for on an accrual basis. Offering costs are expensed over a 12-month period. These costs include printing, administration and other expenses associated with the initial registration of the Fund.

Note 2.	Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 1.00%.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect from September 1, 2008 through August 31, 2009, to limit the Fund’s total annual fund operating expenses to 1.30% of the average daily net assets of the Fund.

RS Investments does not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee could have elected to defer receipt of all, or a portion, of his/her annual compensation received through December 31, 2008. The amount of the Fund’s deferred compensation obligation to a Trustee was determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee through December 31, 2008. The Fund could have covered its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. The Fund’s liability for deferred compensation to a Trustee was adjusted periodically through December 31, 2008, to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts will remain in the Fund until distributed in accordance with the Plan. Effective October 1, 2008, the Plan was amended such that all deferred amounts will be distributed within 90 days following January 1, 2009. The Plan will terminate after all deferred amounts have been distributed under the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

c.  Distribution Fees

The Fund has entered into an agreement with GIS for distribution services with respect to its shares and has adopted a distribution plan pursuant to Rule 12b-1

RS Global Natural Resources VIP Series	17

Notes to Financial Statements — RS Global Natural Resources VIP Series (continued)

under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for the services it provides and for the expenses it bears in connection with the distribution of the Fund’s Class II shares at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

RS Investments may pay GIAC or other insurance companies or financial institutions compensation, at an annual rate of up to 0.15% of the Fund’s average daily net assets for providing administrative and shareholder services. Payment of this compensation does not represent a separate or additional expense to the Fund.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

No distributions were paid during the periods ended December 31, 2008 and December 31, 2007.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2008, the Fund did not utilize capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2008, were $1,511,639, expiring in 2016.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2008, the Fund elected to defer $443,627 in net capital and currency losses.

b.  Tax Basis of Investments

The cost of investments for federal income tax purposes at December 31, 2008, was $15,308,495. The gross unrealized appreciation and depreciation of investments, on a tax basis, at December 31, 2008, aggregated $108,423 and $(6,461,998), respectively, resulting in net unrealized depreciation of $(6,353,575).

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $18,920,807 and $4,920,056, respectively, for the year ended December 31, 2008.

b.  Foreign Securities

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

18	RS Global Natural Resources VIP Series

Note 5.	New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. The Trust is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

Note 6.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

RS Global Natural Resources VIP Series	19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of RS Global Natural Resources VIP Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Global Natural Resources VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2009

20	RS Global Natural Resources VIP Series

Supplemental Information (unaudited)

Approval of Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investment Management Co. LLC (the “disinterested Trustees”), met in person on August 12-13, 2008, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing August 31, 2008, for all 17 series of the Trust: RS MidCap Opportunities VIP Series, RS Technology VIP Series, RS Partners VIP Series, RS Value VIP Series, RS Global Natural Resources VIP Series, RS Core Equity VIP Series, RS Small Cap Core Equity VIP Series, and RS Equity Dividend VIP Series (the “RS-Managed Funds”); RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS International Growth VIP Series, RS Emerging Markets VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series (the “Sub-Advised Funds”, and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series; Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, serves as Sub-Adviser to RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-sub-advisory agreements relating to these Funds are also considered “Sub-Advisory Agreements” and “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion).

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2008 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees considered generally the continuing, favorable interaction of the legacy investment teams at RS Investments and GIS. They also considered improvements in service over the course of the year through realignments of various administrative, accounting, and control functions between the two firms, and were generally satisfied with those services currently being provided by the two firms.

RS Global Natural Resources VIP Series	21

Supplemental Information (unaudited) (continued)

The Trustees considered the fees charged by RS Investments to the Funds under the Investment Advisory Agreements and the fees paid to the various Sub-Advisers under the Sub-Advisory Agreements. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. They also noted that, as to the Sub-Advised Funds, RS Investments pays a large part, in most cases the large majority, of the fees it receives to the Sub-Advisers.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual investment products than in managing private accounts or in sub-advising mutual funds sponsored by others. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and within the same broad range of asset sizes. RS Investments also worked with an independent consultant to the disinterested Trustees in identifying peer groups of mutual funds with respect to each Fund. One of the independent consultants prepared an analysis of comparative management fees and expenses, and discussed his conclusions with the disinterested Trustees. In his report, the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The Chief Compliance Officer noted that the advisory fees for the Funds, although the same as those of the retail versions of the Funds, were relatively high compared to peer variable product funds. He also noted that, although the total expense ratios of the Funds also tended to be higher than those of their peers, it appeared that the differences were generally attributable to the small asset size of the Funds.

The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, due to the fact that the Funds’ custodial fees were relatively high. In the course of their discussions with the Trustees, representatives of RS Investments noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in savings to the Funds in the coming year. The Trustees noted in the course of the discussion that, in a number of cases, especially in respect of variable Funds, the number of peer funds was quite limited, potentially limiting the utility of the data provided.

22	RS Global Natural Resources VIP Series

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. The Chief Compliance Officer also noted in his report that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable.

RS Investments also furnished a detailed profitability analysis with respect to each Fund for the year ended December 31, 2007, and for the five months ended May 31, 2008. In his report, the Chief Compliance Officer noted that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the Funds had been less profitable generally than the retail versions of the Funds. The Trustees noted that the range of profitability for the Core Funds, the Growth Funds, and the Value Funds was wide, but that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business. The Trustees also noted that RS Investments’ subadvisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Chief Compliance Officer also noted in his report that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower, with the most profitable Fund being the RS S&P 500 Index VIP Series, which did not have any performance or expense concerns to note.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees also considered a report provided to them by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. In his report, the Chief Compliance Officer noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He also noted RS Investments’ commitment to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it. The Chief Compliance Officer also noted that RS Investments maintains that one of its strengths is the tenure of its investment management teams. He noted, as well, that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience and skills of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

RS Global Natural Resources VIP Series	23

Supplemental Information (unaudited) (continued)

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that, except as noted below, no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Chief Compliance Officer noted specifically that each of RS Asset Allocation VIP Series and RS High Yield Bond VIP Series had underperformed its peers’ averages for various periods. The Chief Compliance Officer noted that RS High Yield Bond VIP Series had experienced a significant portfolio manager change and that RS Investments was engaging in internal discussions about plans to address the performance concerns of RS Asset Allocation VIP Series.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments continues to integrate the respective RS and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, particularly with respect to the management of the New York office’s activities by personnel in San Francisco.

➢

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams in order to reduce the compartmentalization of RS Investments.

➢	RS Investments has invested in the firm by working to improve its portfolio management and client service activities, as well as by consulting outside experts about how best to improve the firm.

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

24	RS Global Natural Resources VIP Series

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2008.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

RS Global Natural Resources VIP Series	25

Supplemental Information (unaudited) (continued)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	39	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	39	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel–Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	39	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	39	Board Member, Boston Stock Exchange Inc.
Gloria S. Nelund, May 1961	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	39	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm; formerly Chairman of EGM Capital, LLC, an investment management firm.	39	None

26	RS Global Natural Resources VIP Series

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	39	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	39	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

RS Global Natural Resources VIP Series	27

Supplemental Information (unaudited) (continued)

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

†

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.

**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

28	RS Global Natural Resources VIP Series

08	ANNUAL REPORT

RS Variable Products Trust

RS Value VIP Series

12.31.08

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Value VIP Series

MacKenzie B. Davis, CFA

MacKenzie B. Davis has been a co-portfolio manager of RS Value VIP Series since 2007. Prior to joining RS Investments in March 2004 as an analyst in the RS Value Group, Mr. Davis spent four years as a high-yield analyst at Fidelity Management & Research Company. Previously, he was a vice president at Fidelity Capital Markets. He was also an analyst at Goldman Sachs & Company. Mr. Davis holds an A.B. from Brown University in mathematical economics and modern American history.

David Kelley

David J. Kelley has been a co-portfolio manager of RS Value VIP Series since 2007. Prior to joining RS Investments as an analyst in the RS Value Group in 2002, Mr. Kelley was a small-cap analyst at Pequot Capital Management from 2001 to 2002. Previously, he had served as an analyst for three years with Crestwood Capital, an ING-affiliated hedge fund group, and spent three years at Goldman Sachs & Company in the mergers and acquisitions department. Mr. Kelley earned a B.A. in history from Yale University and an M.B.A. from Harvard Business School.

Andrew Pilara

Andrew P. Pilara, Jr. has been a co-portfolio manager of RS Value VIP Series since 2007, and has been a member of that Fund’s management team since 1999. Prior to joining RS Investments in 1993, he was president of Pilara Associates, an investment management firm he established in 1974. He has been involved in the securities business for more than 30 years, with experience in portfolio management, research, trading, and sales. Mr. Pilara holds a B.A. in economics from Saint Mary’s College.

Joseph A. Wolf

Joseph A. Wolf has been a co-portfolio manager of RS Value VIP Series since 2007. Prior to joining RS Investments in 2001 as an analyst in the RS Value Group, Mr. Wolf was the founder, director, and vice president of corporate development for zUniversity, an affinity marketing company focused on university students and alumni. Previously, he had worked as a senior financial analyst at Goldman Sachs & Company for four years in both the equities division and the strategic consulting group. Mr. Wolf holds a B.A. in medicine and psychology from Vanderbilt University and an M.B.A. from Harvard Business School.

RS Value VIP Series	3

RS Value VIP Series (continued)

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Highlights

➢

The recent period has been challenging for the equity markets, as the repricing of risk triggered a sell-off that spread from the financial services sector to affect a wide array of stocks, often with little regard for underlying fundamentals.

➢

RS Value VIP Series delivered a negative return during a challenging period for the financial markets. The Fund also underperformed the Russell MidCap® Value Index[3], due largely to stock selection in the utilities, health care and materials sectors.

➢	Stock selection in the consumer discretionary sector aided relative returns, as did positive performance by a number of individual insurance industry investments in the financials sector.

Market Overview

Financial markets suffered one of their most challenging years in recent memory during 2008, as volatile commodity prices, a worsening credit crisis, and fears of a global economic slowdown drove asset prices lower across markets and sectors. Over the first half of the year, soaring energy and food costs were among investors’ concerns, even as growth appeared to falter in the United States and in other world economies. Concerns over slowing economic growth worsened in the third quarter after the credit crisis triggered by the U.S. sub-prime mortgage meltdown resulted in a number of bank failures. While a sharp correction in commodity prices provided some positive tailwinds for the economy later in the year, unemployment continued to rise and worried consumers and businesses cut back dramatically on their spending. Against this backdrop, equity prices retreated sharply in the late third and fourth quarters. For the twelve-month period ended December 31, 2008, the S&P 500® Index4 returned -37.00%, the Dow Jones Industrial Average5 returned -31.93% and the NASDAQ Composite Index6 returned -40.54%.

Fund Performance Overview

RS Value VIP Series returned -40.46% during the twelve-month period ended December 31, 2008, underperforming its benchmark, the Russell MidCap® Value Index, which returned -38.44%.

During a challenging period for the broader equities markets, Fund performance suffered in particular from stock selection in the utilities, health care and materials sectors. Among individual holdings, our largest detractor was Sunrise Senior Living, the world’s largest senior-living provider with more than 450 communities in the United States, Canada and Europe. The company faced concerns over its sensitivity to the continuing U.S. housing market correction. Despite these pressures, we believe that assisted living facilities will continue to benefit from favorable demographic trends and limited supply growth.

In the materials and processing area, a number of our commodities-related investments sold off on concerns over a global economic slowdown. Detractors included specialty steel producer Allegheny Technologies Inc. and diversified chemical company Eastman Chemical Co. We remain very selective in our choice of commodities-related investments, targeting high-quality businesses that we believe possess asset bases that will support growth even in a less favorable commodity price and financing environment.

Despite our cautious approach to the financials sector overall, relative performance did benefit from several individual investments in the insurance area, notably Fidelity National Financial Inc., ACE Ltd, and AON Corp. We continue to find interesting investment opportunities among the better capitalized insurers, which we believe will continue to take market share away from their larger distressed competitors.

The Fund’s relative performance was also supported by stock selection in the consumer discretionary sector,

4	RS Value VIP Series

where educational services provider Career Education Corp. (CEC) was a major positive contributor. As one of the largest for-profit, post-secondary education companies in the United States, we believe CEC is well positioned to benefit from favorable secular trends and increasing demand for retraining and education in a weak employment market. Meanwhile, in the technology sector, we benefited from our investment in LSI Corporation, a producer of standard and application-specific integrated circuits used in communications, data storage, and networking. We sold our investment in LSI Corporation during the fourth quarter.

Outlook

While our returns for the period were negative, we remain long-term investors. We enter 2009 with the highest levels of confidence in our investment team, philosophy and process. We continue to focus on identifying company-specific structural changes that may lead to improved returns on capital, and we remain disciplined in how much we are willing to pay for any given business opportunity. Above all, we believe that our fundamental investing philosophy will help us not only to weather short-term uncertainty but also to deliver long-term benefits to our investors.

Sincerely,

Andrew Pilara	MacKenzie Davis
Co-Portfolio Manager	Co-Portfolio Manager

David Kelley	Joe Wolf
Co-Portfolio Manager	Co-Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008.

RS Value VIP Series	5

RS Value VIP Series (continued)

Total Net Assets: $1,143,057	Data as of December 31, 2008

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Career Education Corp.	4.93%
ACE Ltd.	4.92%
Aon Corp.	3.91%
Spectra Energy Corp.	3.86%
FirstEnergy Corp.	3.83%
Scientific Games Corp.	3.79%
Comverse Technology, Inc.	3.71%
Allegheny Technologies, Inc.	3.61%
XTO Energy, Inc.	3.43%
Biovail Corp.	3.36%
Total	39.35%

1	The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The Russell Midcap® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5	The Dow Jones Industrial Average is a price-weighted index of 30 companies that serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods.

6	The Nasdaq Composite Index is an unmanaged index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market.

6	RS Value VIP Series

Performance Update As of 12/31/08

	Inception Date	1 Year	Since Inception
RS Value VIP Series	07/31/07	-40.46%	-33.08%
Russell Midcap® Value Index[3]		-38.44%	-30.90%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 07/31/07 in RS Value VIP Series and the Russell Midcap® Value Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 3.52%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

RS Value VIP Series	7

Understanding Your Fund’s Expenses (unaudited)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/08	Ending Account Value 12/31/08	Expenses Paid During Period* 07/01/08-12/31/08	Expense Ratio During Period 07/01/08-12/31/08
Based on Actual Return	$1,000.00	$618.80	$10.52	2.59%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,012.14	$13.08	2.59%

*	Expenses are equal to the Fund’s annualized expense ratio excluding offering costs, as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8	RS Value VIP Series

Schedule of Investments – RS Value VIP Series

December 31, 2008	Shares	Value
Common Stocks — 91.9%
Building Materials — 3.3%
Martin Marietta Materials, Inc.	384	$37,279

		37,279
Cable Television Services — 2.9%
Liberty Global, Inc., Series C(1)	2,200	33,396

		33,396
Casinos & Gambling — 3.8%
Scientific Games Corp., Class A(1)	2,471	43,341

		43,341
Chemicals — 5.2%
Eastman Chemical Co.	1,190	37,735
Praxair, Inc.	369	21,904

		59,639
Coal — 2.6%
Peabody Energy Corp.	1,300	29,575

		29,575
Communications Technology — 3.7%
Comverse Technology, Inc.(1)	6,776	42,418

		42,418
Diversified Financial Services — 2.4%
Ameriprise Financial, Inc.	1,198	27,985

		27,985
Drugs & Pharmaceuticals — 3.4%
Biovail Corp.	4,068	38,443

		38,443
Education Services — 4.9%
Career Education Corp.(1)	3,141	56,349

		56,349
Electronics – Semi-Conductors/Components — 3.3%
Atmel Corp.(1)	12,053	37,726

		37,726
Financial Miscellaneous — 2.4%
Fidelity National Financial, Inc., Class A	1,550	27,512

		27,512
Health Care Facilities — 0.5%
Sunrise Senior Living, Inc.(1)	3,203	5,381

		5,381
Insurance – Multi-Line — 7.8%
AFLAC, Inc.	440	20,169
Aon Corp.	979	44,721
Assurant, Inc.	800	24,000

		88,890
Insurance – Property-Casualty — 4.9%
ACE Ltd.	1,062	56,201

		56,201
Investment Management Companies — 2.4%
Invesco Ltd.	1,909	27,566

		27,566

December 31, 2008	Foreign Currency	Shares	Value
Medical & Dental Instruments & Supplies — 1.1%
Zimmer Holdings, Inc.(1)		298	$12,045

			12,045
Medical Services — 1.0%
Magellan Health Services, Inc.(1)		298	11,670

			11,670
Oil – Crude Producers — 10.3%
Canadian Natural Resources Ltd.		500	19,990
Denbury Resources, Inc.(1)		2,690	29,375
Talisman Energy, Inc.	CAD	2,900	28,612
XTO Energy, Inc.		1,113	39,256

			117,233
Real Estate — 0.5%
MI Developments, Inc., Class A		781	5,826

			5,826
Real Estate Investment Trusts — 2.1%
Alexandria Real Estate Equities, Inc.		400	24,136

			24,136
Retail — 2.3%
Advance Auto Parts, Inc.		777	26,146

			26,146
Services – Commercial — 3.5%
Convergys Corp.(1)		1,666	10,679
Copart, Inc.(1)		701	19,060
Interval Leisure Group, Inc.(1)		1,903	10,257

			39,996
Steel — 3.6%
Allegheny Technologies, Inc.		1,618	41,308

			41,308
Utilities – Electrical — 6.8%
FirstEnergy Corp.		900	43,722
PPL Corp.		1,100	33,759

			77,481
Utilities – Gas Distributors — 5.4%
Questar Corp.		549	17,947
Spectra Energy Corp.		2,800	44,072

			62,019
Utilities – Miscellaneous — 1.8%
Calpine Corp.(1)		2,900	21,112

			21,112

Total Common Stocks (Cost $1,662,521)			1,050,673

The accompanying notes are an integral part of these financial statements.

RS Value VIP Series	9

Schedule of Investments – RS Value VIP Series (continued)

December 31, 2008	Principal Amount	Value
Repurchase Agreements — 12.2%
State Street Bank and Trust Co. Repurchase Agreement, 0.01% dated 12/31/2008, maturity value of $139,000, due 1/2/2009, collateralized by U.S. Treasury Bond, 4.75%, due 2/15/2037, with a value of $143,160	$139,000	$139,000

Total Repurchase Agreements (Cost $139,000)		139,000

Total Investments — 104.1% (Cost $1,801,521)		1,189,673

Other Liabilities, Net — (4.1)%		(46,616)

Total Net Assets — 100.0%		$1,143,057

(1)	Non-income producing security.

Foreign-Denominated Security

Canadian Dollar — CAD

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments:

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$1,050,673
Level 2 — Significant Other Observable Inputs	139,000
Level 3 — Significant Unobservable Inputs	—

Total	$1,189,673

The accompanying notes are an integral part of these financial statements.

10	RS Value VIP Series

Financial Information — RS Value VIP Series

Statement of Assets and Liabilities As of December 31, 2008

Assets
Investments, at value	$1,050,673
Repurchase agreements	139,000
Cash and cash equivalents	381
Foreign currency, at value	510
Due from adviser	26,012
Dividends receivable	2,656
Prepaid expenses	64

Total Assets	1,219,296

Liabilities
Payable for fund shares redeemed	33,438
Payable for investments purchased	26,546
Accrued shareholder reports expense	7,669
Accrued custodian fees	5,017
Payable to distributor	231
Trustees’ deferred compensation	49
Accrued expenses/other liabilities	3,289

Total Liabilities	76,239

Total Net Assets	$1,143,057

Net Assets Consist of:
Paid-in capital	$1,929,392
Accumulated net investment loss	(21,783)
Accumulated net realized loss from investments and foreign currency transactions	(152,700)
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(611,852)

Total Net Assets	$1,143,057

Investments, at Cost	$1,801,521

Foreign Currency, at Cost	$515

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	202,250

Net Asset Value Per Share	$5.65

Statement of Operations For the Year Ended December 31, 2008

Investment Income
Dividends	$20,588
Interest	3,043
Withholding taxes on foreign dividends	(801)

Total Investment Income	22,830

Expenses
Shareholder reports	26,877
Custodian fees	21,595
Professional fees	12,765
Offering costs	11,557
Investment advisory fees	11,195
Distribution fees	3,293
Administrative service fees	316
Trustees’ fees and expenses	71
Other expenses	59

Total Expenses	87,728
Less: Expenses reimbursed by adviser	(36,854)
Less: Custody credits	(209)

Total Expenses, Net	50,665

Net Investment Loss	(27,835)

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions
Net realized loss from investments	(152,000)
Net realized loss from foreign currency transactions	(20)
Net change in unrealized depreciation on investments	(580,256)
Net change in unrealized depreciation on translation of assets and liabilities in foreign currencies	(3)

Net Loss on Investments and Foreign Currency Transactions	(732,279)

Net Decrease in Net Assets Resulting from Operations	$(760,114)

The accompanying notes are an integral part of these financial statements.

RS Value VIP Series	11

Financial Information — RS Value VIP Series (continued)

Statement of Changes in Net Assets

	For the Year Ended 12/31/08	For the Period Ended 12/31/07
Operations
Net investment loss	$(27,835)	$(26,861)
Net realized loss from investments and foreign currency transactions	(152,020)	(620)
Net change in unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(580,259)	(31,593)

Net Decrease in Net Assets Resulting from Operations	(760,114)	(59,074)

Distributions to Shareholders
Net realized gain on investments	—	(109)

Total Distributions	—	(109)

Capital Share Transactions
Proceeds from sales of shares	1,067,394	1,411,615
Reinvestment of distributions	—	108
Cost of shares redeemed	(454,914)	(61,849)

Net Increase in Net Assets Resulting from Capital Share Transactions	612,480	1,349,874

Net Increase/(Decrease) in Net Assets	(147,634)	1,290,691

Net Assets

Beginning of period	1,290,691	—

End of period	$1,143,057	$1,290,691

Accumulated Net Investment Loss Included in Net Assets	$(21,783)	$(11,600)

Other Information:

Shares
Sold	125,374	142,153
Reinvested	—	11
Redeemed	(59,096)	(6,192)

Net Increase	66,278	135,972

The accompanying notes are an integral part of these financial statements.

12	RS Value VIP Series

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RS Value VIP Series	13

Financial Information — RS Value VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Year Ended 12/31/08	$9.49	$(0.11)	$(3.73)	$(3.84)	$—	$—	$—

Period From 07/31/07[3] to 12/31/07[4]	10.00	(0.20)	(0.31)	(0.51)	—	—	—

The accompanying notes are an integral part of these financial statements.

14	RS Value VIP Series

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[2]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$5.65	(40.46)%	$1,143	3.85%	6.66%	(2.12)%	(4.93)%	67%

9.49	(5.09)%	1,291	5.55%	5.55%	(3.51)%	(3.51)%	33%

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Loss to Average Net Assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.
[3]	Commencement of operations.
[4]	Ratios for periods less than one year have been annualized excluding organization cost and offering costs, except for total return and portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

RS Value VIP Series	15

Notes to Financial Statements — RS Value VIP Series

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers seventeen series. RS Value VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class II shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting

16	RS Value VIP Series

entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

➢	Level 1 — unadjusted quoted prices in active markets for identical investments

➢

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

➢	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and

RS Value VIP Series	17

Notes to Financial Statements — RS Value VIP Series (continued)

options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2008, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2008, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities and state authorities for tax years before 2007.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e.  Investment Income

Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f.  Expenses

Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h.  Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income typically at least once each year and any net realized capital gains once each year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the

18	RS Value VIP Series

income and realized gains/(losses) were recorded by the Fund.

j.  Temporary Borrowings

The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

Amount Outstanding at 12/31/08	Average Borrowing*	Average Interest Rate*
$—	$17,425	4.78%

*	For the year ended December 31, 2008.

k.  Offering Costs

Offering costs are accounted for on an accrual basis. Offering costs are expensed over a 12-month period. These costs include printing, administration and other expenses associated with the initial registration of the Fund.

Note 2.	Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.85%.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect from September 1, 2008 through August 31, 2009, to limit the Fund’s total annual fund operating expenses to 1.00% of the average daily net assets of the Fund.

RS Investments does not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee could have elected to defer receipt of all, or a portion, of his/her annual compensation received through December 31, 2008. The amount of the Fund’s deferred compensation obligation to a Trustee was determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee through December 31, 2008. The Fund could have covered its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. The Fund’s liability for deferred compensation to a Trustee was adjusted periodically through December 31, 2008, to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts will remain in the Fund until distributed in accordance with the Plan. Effective October 1, 2008, the Plan was amended such that all deferred amounts will be distributed within 90 days following January 1, 2009. The Plan will terminate after all deferred amounts have been distributed under the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

c.  Distribution Fees

The Fund has entered into an agreement with GIS for distribution services with respect to its shares and has adopted a distribution plan pursuant to Rule 12b-1

RS Value VIP Series	19

Notes to Financial Statements — RS Value VIP Series (continued)

under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for the services it provides and for the expenses it bears in connection with the distribution of the Fund’s Class II shares at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

RS Investments may pay GIAC or other insurance companies or financial institutions compensation, at an annual rate of up to 0.15% of the Fund’s average daily net assets, for providing administrative and shareholder services. Payment of this compensation does not represent a separate or additional expense to the Fund.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

The tax character of distributions paid to shareholders during the periods ended December 31, 2008 and December 31, 2007, was as follows:

	Ordinary Income	Long-Term Capital Gain
2008	$—	$—
2007	—	109

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2008, the Fund did not utilize capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2008, were $102,763, expiring in 2016.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2008, the Fund elected to defer $36,186 in net capital and currency losses.

b.  Tax Basis of Investments

The cost of investments for federal income tax purposes at December 31, 2008, was $1,815,311. The gross unrealized appreciation and depreciation of investments, on a tax basis, at December 31, 2008, aggregated $22,563 and $(648,201), respectively, resulting in net unrealized depreciation of $(625,638).

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $1,415,787 and $804,227, respectively, for the year ended December 31, 2008.

b.  Foreign Securities

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c.  Industry or Sector Concentration

In its normal course of business, the Fund may invest a significant portion of its assets in companies concentrated within a number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to develop-

20	RS Value VIP Series

ments adversely affecting the industry, group of industries, sector, or sectors.

d.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5.	New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting

Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. The Trust is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

Note 6.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

RS Value VIP Series	21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of RS Value VIP Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Value VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2009

22	RS Value VIP Series

Supplemental Information (unaudited)

Approval of Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investment Management Co. LLC (the “disinterested Trustees”), met in person on August 12-13, 2008, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing August 31, 2008, for all 17 series of the Trust: RS MidCap Opportunities VIP Series, RS Technology VIP Series, RS Partners VIP Series, RS Value VIP Series, RS Global Natural Resources VIP Series, RS Core Equity VIP Series, RS Small Cap Core Equity VIP Series, and RS Equity Dividend VIP Series (the “RS-Managed Funds”); RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS International Growth VIP Series, RS Emerging Markets VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series (the “Sub-Advised Funds”, and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series; Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, serves as Sub-Adviser to RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-sub-advisory agreements relating to these Funds are also considered “Sub-Advisory Agreements” and “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion).

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2008 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees considered generally the continuing, favorable interaction of the legacy investment teams at RS Investments and GIS. They also considered improvements in service over the course of the year through realignments of various administrative, accounting, and control functions between the two firms, and were generally satisfied with those services currently being provided by the two firms.

RS Value VIP Series	23

Supplemental Information (unaudited) (continued)

The Trustees considered the fees charged by RS Investments to the Funds under the Investment Advisory Agreements and the fees paid to the various Sub-Advisers under the Sub-Advisory Agreements. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. They also noted that, as to the Sub-Advised Funds, RS Investments pays a large part, in most cases the large majority, of the fees it receives to the Sub-Advisers.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual investment products than in managing private accounts or in sub-advising mutual funds sponsored by others. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and within the same broad range of asset sizes. RS Investments also worked with an independent consultant to the disinterested Trustees in identifying peer groups of mutual funds with respect to each Fund. One of the independent consultants prepared an analysis of comparative management fees and expenses, and discussed his conclusions with the disinterested Trustees. In his report, the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The Chief Compliance Officer noted that the advisory fees for the Funds, although the same as those of the retail versions of the Funds, were relatively high compared to peer variable product funds. He also noted that, although the total expense ratios of the Funds also tended to be higher than those of their peers, it appeared that the differences were generally attributable to the small asset size of the Funds.

The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, due to the fact that the Funds’ custodial fees were relatively high. In the course of their discussions with the Trustees, representatives of RS Investments noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in savings to the Funds in the coming year. The Trustees noted in the course of the discussion that, in a number of cases, especially in respect of variable Funds, the number of peer funds was quite limited, potentially limiting the utility of the data provided.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement,

24	RS Value VIP Series

showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. The Chief Compliance Officer also noted in his report that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable.

RS Investments also furnished a detailed profitability analysis with respect to each Fund for the year ended December 31, 2007, and for the five months ended May 31, 2008. In his report, the Chief Compliance Officer noted that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the Funds had been less profitable generally than the retail versions of the Funds. The Trustees noted that the range of profitability for the Core Funds, the Growth Funds, and the Value Funds was wide, but that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business. The Trustees also noted that RS Investments’ subadvisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Chief Compliance Officer also noted in his report that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower, with the most profitable Fund being the RS S&P 500 Index VIP Series, which did not have any performance or expense concerns to note.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees also considered a report provided to them by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. In his report, the Chief Compliance Officer noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He also noted RS Investments’ commitment to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it. The Chief Compliance Officer also noted that RS Investments maintains that one of its strengths is the tenure of its investment management teams. He noted, as well, that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience and skills of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

RS Value VIP Series	25

Supplemental Information (unaudited) (continued)

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that, except as noted below, no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Chief Compliance Officer noted specifically that each of RS Asset Allocation VIP Series and RS High Yield Bond VIP Series had underperformed its peers’ averages for various periods. The Chief Compliance Officer noted that RS High Yield Bond VIP Series had experienced a significant portfolio manager change and that RS Investments was engaging in internal discussions about plans to address the performance concerns of RS Asset Allocation VIP Series.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments continues to integrate the respective RS and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, particularly with respect to the management of the New York office’s activities by personnel in San Francisco.

➢

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams in order to reduce the compartmentalization of RS Investments.

➢	RS Investments has invested in the firm by working to improve its portfolio management and client service activities, as well as by consulting outside experts about how best to improve the firm.

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

26	RS Value VIP Series

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2008.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

RS Value VIP Series	27

Supplemental Information (unaudited) (continued)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	39	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	39	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel–Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	39	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	39	Board Member, Boston Stock Exchange Inc.
Gloria S. Nelund, May 1961	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	39	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm; formerly Chairman of EGM Capital, LLC, an investment management firm.	39	None

28	RS Value VIP Series

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	39	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	39	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

RS Value VIP Series	29

Supplemental Information (unaudited) (continued)

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

†

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.

**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

30	RS Value VIP Series

08	ANNUAL REPORT

RS Variable Products Trust

RS Equity Dividend VIP Series

12.31.08

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Equity Dividend VIP Series

Raymond Anello, CFA
Raymond Anello has managed RS Equity Dividend VIP Series since 2007. Mr. Anello joined RS Investments in October 2006 in connection with GIS’s acquisition of an interest in RS Investments. Prior to that, Mr. Anello served as an analyst/portfolio manager at GIS since October 1999. From 1995 to 1998, Mr. Anello was an equity portfolio manager/analyst and high-yield analyst for Orion Capital in New York. From 1988 to 1995, he served as an assistant portfolio manager at Garrison Bradford, a portfolio management firm in New York City. Mr. Anello holds a B.A. from Iona College and an M.B.A. from Baruch College.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

➢

RS Equity Dividend VIP Series delivered negative performance in a twelve-month period characterized by heightened market volatility, a broadening credit crisis, and increasing fears of a global economic slowdown.

➢	Poor performance by a number of energy holdings detracted sharply from Fund performance, both in absolute terms and relative to the Russell 3000® Index[3].

➢	Positive stock selection in the financials sector provided some offset to the Fund’s relative underperformance in the energy sector.

Market Overview

Financial markets suffered one of their most challenging years in recent memory, as volatile commodity prices, a worsening credit crisis, and fears of a global economic slowdown drove asset prices lower across markets and sectors. Over the first half of the year, soaring energy and food costs were among investors’ concerns, even as growth appeared to falter in the United States and in other world economies. Concerns over slowing economic growth worsened in the third quarter after the credit crisis triggered by the U.S. sub-prime mortgage meltdown resulted in a number of bank failures. While a sharp correction in commodity prices provided some positive tailwinds for the economy later in the year, unemployment continued to rise and worried consumers and businesses cut back dramatically on their spending.

Against this backdrop, equity prices retreated sharply in the late third and fourth quarters. For the twelve-month period ended December 31, 2008, the S&P 500® Index5 returned -37.00%, the Dow Jones Industrial Average6 returned -31.93% and the NASDAQ Composite Index7 returned -40.54%.

Fund Performance Overview

RS Equity Dividend VIP Series returned -41.04% in the twelve-month period ended December 31, 2008, underperforming its benchmark, the Russell 3000® Index, which returned -37.31%.

The biggest drag on the Fund’s absolute and relative performance during the period was stock selection in the energy sector. A significant increase in risk aversion caused corporate yields to rise and yield-oriented stocks to fall. Additionally, rapidly falling industrial demand and rising natural gas supplies (reflecting recent discoveries) caused prices to fall and the fundamental outlook to diminish, especially for companies exposed to natural-gas processing. These included Hiland Partners L.P., MarkWest Energy Partners L.P., and Targa Resources Partners L.P. We decided to scale back our holdings in this area due to concerns that deteriorating fundamentals could potentially lead to distribution cuts.

RS Equity Dividend VIP Series	3

RS Equity Dividend VIP Series (continued)

Outside of the energy sector, the Fund’s largest detractor was senior living facilities provider Brookdale Senior Living. We sold our position due to our concerns over the company’s financial leverage and our loss of confidence in its management.

On a positive note, relative performance benefited from stock selection in the financials sector. Our best performer in this sector was Annaly Capital Management, a REIT that invests in mortgage-backed securities that are guaranteed by the U.S. government. The company benefited from lower short-term interest rates, which reduced its borrowing costs.

Outlook

The Fund seeks to build a portfolio of dividend-paying companies that is positioned to create value for its shareholders. The basic formula underlying our investment strategy is that long-term earnings growth leads to dividends growth and capital appreciation.

While we believe that credit markets will improve throughout 2009, we think that risk aversion will stay elevated and that the market will continue to have less tolerance for poor balance sheets and cash flows during this challenging time. We believe that the pain of 2008 brought about many opportunities for us to upgrade the portfolio with exceptional companies selling at reasonable prices.

Sincerely,

Raymond Anello Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Investing in mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

4	RS Equity Dividend VIP Series

Total Net Assets: $1,934,241	Data as of December 31, 2008

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
QUALCOMM, Inc.	3.70%
Plains All American Pipeline, L.P.	3.66%
The McGraw-Hill Companies, Inc.	3.61%
Peabody Energy Corp.	3.53%
JPMorgan Chase & Co.	3.46%
Enterprise Products Partners, L.P.	3.24%
MarkWest Energy Partners, L.P.	3.18%
Mattell, Inc.	3.04%
Abbott Laboratories	2.95%
Chevron Corp.	2.87%
Total	33.24%

1

The sector allocation represents the Global Industry Classification Standard (GICS), which was developed by Morgan Stanley Capital International (MSCI) and Standard & Poor’s (S&P). The Fund’s holdings are allocated to each sector based on their GICS classification. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4	The Dow Jones U.S. Select Dividend Index measures the total return of 100 leading U.S. dividend-paying companies. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in an index, and, unlike the Fund, the index does not incur fees or expenses.

5

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

6	The Dow Jones Industrial Average is a price-weighted index of 30 companies that serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods.

7	The Nasdaq Composite Index is an unmanaged index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market.

RS Equity Dividend VIP Series	5

RS Equity Dividend VIP Series (continued)

Performance Update As of 12/31/08

	Inception Date	1 Year	Since Inception
RS Equity Dividend VIP Series	07/31/07	-41.04%	-33.76%
Russell 3000® Index[3]		-37.31%	-27.17%
Dow Jones U.S. Select Dividend Index[4]		-30.97%	-24.75%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 07/31/07 in RS Equity Dividend VIP Series, the Russell 3000® Index and Dow Jones U.S. Select Dividend Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted is for a very short time period and should not be used as the basis for an investment decision. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 1.90%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect and expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6	RS Equity Dividend VIP Series

Understanding Your Fund’s Expenses (unaudited)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/08	Ending Account Value 12/31/08	Expenses Paid During Period* 07/01/08-12/31/08	Expense Ratio During Period 07/01/08-12/31/08
Based on Actual Return	$1,000.00	$657.10	$7.15	1.72%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,016.51	$8.69	1.72%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one half-year period).

RS Equity Dividend VIP Series	7

Schedule of Investments – RS Equity Dividend VIP Series

December 31, 2008	Shares	Value

Common Stocks — 96.0%
Aerospace & Defense — 2.4%
The Boeing Co.	1,080	$46,084

		46,084
Air Freight & Logistics — 1.5%
United Parcel Service, Inc., Class B	520	28,683

		28,683
Auto Components — 2.1%
Johnson Controls, Inc.	2,240	40,678

		40,678
Chemicals — 1.9%
The Dow Chemical Co.	2,400	36,216

		36,216
Commercial Banks — 3.5%
PNC Financial Services Group, Inc.	600	29,400
Regions Financial Corp.	2,300	18,308
TCF Financial Corp.	1,500	20,490

		68,198
Commercial Services & Supplies — 2.1%
Republic Services, Inc.	1,600	39,664

		39,664
Communications Equipment — 5.7%
Nokia Oyj, ADR	2,510	39,156
QUALCOMM, Inc.	2,000	71,660

		110,816
Construction & Engineering — 1.0%
KBR, Inc.	1,300	19,760

		19,760
Containers & Packaging — 2.6%
Packaging Corp. of America	3,680	49,533

		49,533
Diversified Financial Services — 3.5%
JPMorgan Chase & Co.	2,120	66,844

		66,844
Energy Equipment & Services — 4.1%
Halliburton Co.	1,620	29,451
Schlumberger Ltd.	1,200	50,796

		80,247
Food & Staples Retailing — 1.4%
Sysco Corp.	1,200	27,528

		27,528
Food Products — 4.5%
Kellogg Co.	1,000	43,850
Unilever PLC, ADR	1,890	43,508

		87,358
Health Care Equipment & Supplies — 1.7%
Covidien Ltd.	900	32,616

		32,616

December 31, 2008	Shares	Value

Health Care Providers & Services — 1.5%
Fresenius Medical Care AG & Co. KGaA, ADR	600	$28,308

		28,308
Household Durables — 1.2%
Newell Rubbermaid, Inc.	2,450	23,961

		23,961
Household Products — 0.9%
Colgate-Palmolive Co.	250	17,135

		17,135
Industrial Conglomerates — 2.0%
Tyco International Ltd.	1,800	38,880

		38,880
Information Technology Services — 1.5%
Western Union Co.	2,000	28,680

		28,680
Insurance — 2.5%
ACE Ltd.	800	42,336
Nationwide Financial Services, Inc., Class A	100	5,221

		47,557
Internet Software & Services — 0.7%
TheStreet.com, Inc.	4,734	13,729

		13,729
Leisure Equipment & Products — 3.0%
Mattel, Inc.	3,670	58,720

		58,720
Media — 3.6%
The McGraw-Hill Companies, Inc.	3,010	69,802

		69,802
Multi-Utilities — 2.5%
NorthWestern Corp.	443	10,397
PG&E Corp.	400	15,484
Wisconsin Energy Corp.	550	23,089

		48,970
Multiline Retail — 1.8%
Target Corp.	980	33,839

		33,839
Oil, Gas & Consumable Fuels — 19.8%
Chevron Corp.	750	55,477
Enterprise Products Partners, L.P.	3,020	62,605
Hiland Holdings GP, L.P.	2,360	5,570
Holly Corp.	1,060	19,324
Inergy, L.P.	2,360	40,214
MarkWest Energy Partners, L.P.	7,700	61,446
Peabody Energy Corp.	3,000	68,250
Plains All American Pipeline, L.P.	2,040	70,767

		383,653
Pharmaceuticals — 5.1%
Abbott Laboratories	1,070	57,106
Schering-Plough Corp.	2,430	41,383

		98,489

The accompanying notes are an integral part of these financial statements.

8	RS Equity Dividend VIP Series

December 31, 2008	Shares	Value

Real Estate Investment Trusts — 4.4%
Annaly Capital Management, Inc.	1,090	$17,298
CapLease, Inc.	3,740	6,470
Chimera Investment Corp.	5,400	18,630
Digital Realty Trust, Inc.	670	22,010
LTC Properties, Inc.	1,000	20,280

		84,688
Software — 1.7%
FactSet Research Systems, Inc.	300	13,272
Nintendo Co., Ltd., ADR	400	19,100

		32,372
Specialty Retail — 2.7%
Best Buy Co., Inc.	1,070	30,078
The Home Depot, Inc.	1,000	23,020

		53,098
Tobacco — 2.1%
Philip Morris International, Inc.	950	41,334

		41,334
Wireless Telecommunication Services — 1.0%
America Movil SAB de C.V., ADR, Series L	640	19,834

		19,834

Total Common Stocks (Cost $2,262,330)		1,857,274

	Principal Amount	Value
Convertible Bonds — 0.8%
Biotechnology — 0.8%
Gilead Sciences, Inc. Convt. 0.625% due 5/1/2013	$11,000	$14,974

		14,974

Total Convertible Bonds (Cost $11,990)		14,974

	Shares	Value
Preferred Stocks — 1.5%
Commercial Banks — 1.5%
Keycorp, 7.75%, Series A	400	$28,616

		28,616

Total Preferred Stocks (Cost $40,000)		28,616

December 31, 2008	Principal Amount	Value

Repurchase Agreements — 0.3%
State Street Bank and Trust Co. Repurchase Agreement, 0.01% dated 12/31/2008, maturity value of $7,000, due 1/2/2009, collateralized by U.S. Treasury Bond, 4.75%, due 2/15/2037, with a value of $7,158	$7,000	$7,000

Total Repurchase Agreements (Cost $7,000)		7,000

Total Investments — 98.6% (Cost $2,321,320)		1,907,864

Other Assets, Net — 1.4%		26,377

Total Net Assets — 100.0%		$1,934,241

ADR	— American Depositary Receipt.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$1,885,890
Level 2 – Significant Other Observable Inputs	21,974
Level 3 – Significant Unobservable Inputs	—

Total	$1,907,864

The accompanying notes are an integral part of these financial statements.

RS Equity Dividend VIP Series	9

Financial Information — RS Equity Dividend VIP Series

Statement of Assets and Liabilities As of December 31, 2008

Assets
Investments, at value	$1,907,864
Cash and cash equivalents	903
Due from adviser	28,544
Receivable for investments sold	8,042
Dividends/interest receivable	6,674
Prepaid expenses	123

Total Assets	1,952,150

Liabilities
Accrued shareholder reports expense	7,704
Accrued audit fees	5,653
Accrued custodian fees	4,028
Payable to distributor	394
Trustees’ deferred compensation	117
Accrued expenses/other liabilities	13

Total Liabilities	17,909

Total Net Assets	$1,934,241

Net Assets Consist of:
Paid-in capital	$3,574,017
Distributions in excess of net investment income	(38,648)
Accumulated net realized loss from investments	(1,187,672)
Net unrealized depreciation on investments	(413,456)

Total Net Assets	$1,934,241

Investments, at Cost	$2,321,320

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	355,958

Net Asset Value Per Share	$5.43

Statement of Operations For the year Ended December 31, 2008

Investment Income
Dividends	$79,551
Interest	2,712
Withholding taxes on foreign dividends	(626)

Total Investment Income	81,637

Expenses
Shareholder reports	27,470
Professional fees	19,515
Investment advisory fees	18,310
Custodian fees	17,836
Offering costs	11,571
Distribution fees	7,629
Administrative service fees	577
Trustees’ fees and expenses	159
Other expenses	304

Total Expenses	103,371
Less: Expense reimbursement by adviser	(40,033)
Less: Custody credits	(77)

Total Expenses, Net	63,261

Net Investment Income	18,376

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments
Net realized loss from investments	(1,066,828)
Net change in unrealized depreciation on investments	(385,663)

Net Loss on Investments	(1,452,491)

Net Decrease in Net Assets Resulting from Operations	$(1,434,115)

The accompanying notes are an integral part of these financial statements.

10	RS Equity Dividend VIP Series

Statement of Changes in Net Assets

	For the Year Ended 12/31/08	For the Period Ended 12/31/07
Operations
Net investment (loss)	$18,376	$(22,436)
Net realized loss from investments	(1,066,828)	(103,016)
Net change in unrealized depreciation on investments	(385,663)	(27,793)

Net Decrease in Net Assets Resulting from Operations	(1,434,115)	(153,245)

Distributions to Shareholders
Net investment income	(25,372)	(13,656)
Net realized gain on investments	(230)	(14,984)
Return of capital	(10,726)	—

Total Distributions	(36,328)	(28,640)

Capital Share Transactions
Proceeds from sales of shares	2,541,868	3,076,755
Reinvestment of distributions	36,328	28,640
Cost of shares redeemed	(2,044,799)	(52,223)

Net Increase in Net Assets Resulting from Capital Share Transactions	533,397	3,053,172

Net Increase/(Decrease) in Net Assets	(937,046)	2,871,287

Net Assets

Beginning of year	2,871,287	—

End of year	$1,934,241	$2,871,287

Distributions in Excess of Net Investment Income Included in Net Assets	$(38,648)	$(32,001)

Other Information:

Shares
Sold	291,442	309,180
Reinvested	5,630	3,081
Redeemed	(248,060)	(5,315)

Net Increase	49,012	306,946

The accompanying notes are an integral part of these financial statements.

RS Equity Dividend VIP Series	11

Financial Information — RS Equity Dividend VIP Series (continued)

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Loss	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Return of Capital	Total Distributions

Year Ended 12/31/08	$9.35	$0.06	$(3.89)	$(3.83)	$(0.06)	$(0.00)[3]	(0.03)	$(0.09)

Period from 07/31/07[1] to 12/31/07[2]	10.00	(0.08)	(0.48)	(0.56)	(0.04)	(0.05)	—	(0.09)

The accompanying notes are an integral part of these financial statements.

12	RS Equity Dividend VIP Series

Net Asset Value, End of Period	Total Return[4]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[5]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[5]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$5.43	(41.04)%	$1,934	2.07%	3.39%	0.60%	(0.72)%	209%

9.35	(5.54)%	2,871	3.39%	3.39%	(0.14)%	(0.14)%	87%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Commencement of operations.
[2]	Ratios for periods less than one year have been annualized excluding organization and offering costs, except for total return and portfolio turnover rate.
[3]	Rounds to $0.00 per share.
[4]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[5]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations, and custody credits, if applicable

The accompanying notes are an integral part of these financial statements.

RS Equity Dividend VIP Series	13

Notes to Financial Statements — RS Equity Dividend VIP Series

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers seventeen series. RS Equity Dividend VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class II shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting

14	RS Equity Dividend VIP Series

entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

➢	Level 1 — unadjusted quoted prices in active markets for identical investments

➢

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

➢	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

In determining a security's placement within the hierarchy, the Trust separates the Fund's investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments.  Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund's results of operations.

Financial Instruments.  Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corrobo-

RS Equity Dividend VIP Series	15

Notes to Financial Statements — RS Equity Dividend VIP Series (continued)

rated by market data and are therefore classified within level 2.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2008, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2008, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities or state authorities for tax years before 2007.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e.  Investment Income

Dividend income is generally recorded on the ex-dividend date except certain cash dividends from foreign securities, which are recorded as soon as the Fund is informed of the dividend. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f.  Expenses

Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h.  Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income typically once each calendar quarter and any net realized capital gains once each year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

16	RS Equity Dividend VIP Series

j.  Temporary Borrowings

The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

Amount Outstanding at 12/31/08	Average Borrowing*	Average Interest Rate*
$—	$107,060	3.86%
*	For the year ended December 31, 2008.

k.  Offering Costs

Offering costs are accounted for on an accrual basis. Offering costs are expensed over a 12-month period. These costs include printing, administration and other expenses associated with the initial registration of the Fund.

Note 2.	Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.60%.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect from September 1, 2008 through August 31, 2009, to limit the Fund’s total annual fund operating expenses to 1.15% of the average daily net assets of the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee could have elected to defer receipt of all, or a portion, of his/her annual compensation received through December 31, 2008. The amount of the Fund’s deferred compensation obligation to a Trustee was determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee through December 31, 2008. The Fund could have covered its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. The Fund’s liability for deferred compensation to a Trustee was adjusted periodically through December 31, 2008, to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts will remain in the Fund until distributed in accordance with the Plan. Effective October 1, 2008, the Plan was amended such that all deferred amounts will be distributed within 90 days following January 1, 2009. The Plan will terminate after all deferred amounts have been distributed under the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

c.  Distribution Fees

The Fund has entered into an agreement with GIS for distribution services with respect to its shares and has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for the services it provides and for the expenses it bears in connection with the distribution of the Fund’s Class II shares at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

RS Equity Dividend VIP Series	17

Notes to Financial Statements — RS Equity Dividend VIP Series (continued)

RS Investments may pay GIAC or other insurance companies or financial institutions compensation, at an annual rate of up to 0.15% of the Fund’s average daily net assets, for providing administrative and shareholder services. Payment of this compensation does not represent a separate or additional expense to the Fund.

Note 3.	Federal Income Taxes

a. Distributions to Shareholders

The tax character of distributions paid to shareholders during the years ended December 31, 2008 and December 31, 2007, was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
2008	$25,372	$230	$10,726
2007	28,570	70	—

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

Capital loss carryovers available to the Fund at December 31, 2008, were $569,389, expiring in 2016.

During the year ended December 31, 2008, the Fund did not utilize capital loss carryovers.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2008, the Fund elected to defer $522,068 in net capital and currency losses.

b.  Tax Basis of Investments

The cost of investments for federal income tax purposes at December 31, 2008, was $2,417,537. The gross unrealized appreciation and depreciation of investments, on a tax basis, at December 31, 2008, aggregated $56,501 and $(566,174), respectively, resulting in net unrealized depreciation of $(509,673).

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $6,667,268 and $6,129,390, respectively, for the year ended December 31, 2008.

b.  Foreign Securities

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

18	RS Equity Dividend VIP Series

Note 5.	New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. The Trust is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

Note 6.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

RS Equity Dividend VIP Series	19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of RS Equity Dividend VIP Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Equity Dividend VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2009

20	RS Equity Dividend VIP Series

Supplemental Information (unaudited)

Approval of Investment Advisory Agreement for RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investment Management Co. LLC (the “disinterested Trustees”), met in person on August 12-13, 2008, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing August 31, 2008, for all 17 series of the Trust: RS MidCap Opportunities VIP Series, RS Technology VIP Series, RS Partners VIP Series, RS Value VIP Series, RS Global Natural Resources VIP Series, RS Core Equity VIP Series, RS Small Cap Core Equity VIP Series, and RS Equity Dividend VIP Series (the “RS-Managed Funds”); RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS International Growth VIP Series, RS Emerging Markets VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series (the “Sub-Advised Funds”, and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series; Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, serves as Sub-Adviser to RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-sub-advisory agreements relating to these Funds are also considered “Sub-Advisory Agreements” and “Advisory Agreements”

for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion).

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2008 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees considered generally the continuing, favorable interaction of the legacy investment teams at RS Investments and GIS. They also considered improvements in service over the course of the year through realignments of various administrative, accounting, and control functions between the two firms, and were generally satisfied with those services currently being provided by the two firms.

RS Equity Dividend VIP Series	21

Supplemental Information (unaudited) (continued)

The Trustees considered the fees charged by RS Investments to the Funds under the Investment Advisory Agreements and the fees paid to the various Sub-Advisers under the Sub-Advisory Agreements. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. They also noted that, as to the Sub-Advised Funds, RS Investments pays a large part, in most cases the large majority, of the fees it receives to the Sub-Advisers.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual investment products than in managing private accounts or in sub-advising mutual funds sponsored by others. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and within the same broad range of asset sizes. RS Investments also worked with an independent consultant to the disinterested Trustees in identifying peer groups of mutual funds with respect to each Fund. One of the independent consultants prepared an analysis of comparative management fees and expenses, and discussed his conclusions with the disinterested Trustees. In his report, the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The Chief Compliance Officer noted that the advisory fees for the Funds, although the same as those of the retail versions of the Funds, were relatively high compared to peer variable product funds. He also noted that, although the total expense ratios of the Funds also tended to be higher than those of their peers, it appeared that the differences were generally attributable to the small asset size of the Funds.

The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, due to the fact that the Funds’ custodial fees were relatively high. In the course of their discussions with the Trustees, representatives of RS Investments noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in savings to the Funds in the coming year. The Trustees noted in the course of the discussion that, in a number of cases, especially in respect of variable Funds, the number of peer funds was quite limited, potentially limiting the utility of the data provided.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement,

22	RS Equity Dividend VIP Series

showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. The Chief Compliance Officer also noted in his report that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable.

RS Investments also furnished a detailed profitability analysis with respect to each Fund for the year ended December 31, 2007, and for the five months ended May 31, 2008. In his report, the Chief Compliance Officer noted that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the Funds had been less profitable generally than the retail versions of the Funds. The Trustees noted that the range of profitability for the Core Funds, the Growth Funds, and the Value Funds was wide, but that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business. The Trustees also noted that RS Investments’ subadvisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Chief Compliance Officer also noted in his report that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower, with the most profitable Fund being the RS S&P 500 Index VIP Series, which did not have any performance or expense concerns to note.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees also considered a report provided to them by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. In his report, the Chief Compliance Officer noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He also noted RS Investments’ commitment to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it. The Chief Compliance Officer also noted that RS Investments maintains that one of its strengths is the tenure of its investment management teams. He noted, as well, that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience and skills of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

RS Equity Dividend VIP Series	23

Supplemental Information (unaudited) (continued)

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that, except as noted below, no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Chief Compliance Officer noted specifically that each of RS Asset Allocation VIP Series and RS High Yield Bond VIP Series had underperformed its peers’ averages for various periods. The Chief Compliance Officer noted that RS High Yield Bond VIP Series had experienced a significant portfolio manager change and that RS Investments was engaging in internal discussions about plans to address the performance concerns of RS Asset Allocation VIP Series.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments continues to integrate the respective RS and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, particularly with respect to the management of the New York office’s activities by personnel in San Francisco.

➢

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams in order to reduce the compartmentalization of RS Investments.

➢	RS Investments has invested in the firm by working to improve its portfolio management and client service activities, as well as by consulting outside experts about how best to improve the firm.

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

24	RS Equity Dividend VIP Series

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2008.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

RS Equity Dividend VIP Series	25

Supplemental Information (unaudited) (continued)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	39	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	39	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel–Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	39	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	39	Board Member, Boston Stock Exchange Inc.
Gloria S. Nelund, May 1961	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	39	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm; formerly Chairman of EGM Capital, LLC, an investment management firm.	39	None

26	RS Equity Dividend VIP Series

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	39	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	39	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

RS Equity Dividend VIP Series	27

Supplemental Information (unaudited) (continued)

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

†

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.

**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and officers and is available, without charge, upon request by calling toll-free 800-221-3253.

28	RS Equity Dividend VIP Series

08	ANNUAL REPORT

RS Variable Products Trust

RS Technology VIP Series

12.31.08

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Technology VIP Series

Stephen J. Bishop

Stephen J. Bishop has been co-portfolio manager of RS Technology VIP Series since July 2007. Mr. Bishop joined RS Investments in 1996 as a research analyst, primarily covering the technology sector. Prior to joining the firm, he worked as an analyst in the corporate finance department of Dean Witter Reynolds, Inc. for three years. Mr. Bishop holds a B.A. in economics from the University of Notre Dame and an M.B.A. from Harvard Business School.

Allison K. Thacker

Allison K. Thacker has been a co-portfolio manager of RS Technology VIP Series since July 2007. Prior to joining RS Investments in 2000 as an analyst covering Internet and consumer discretionary stocks, she worked as a summer associate at Putnam Investments, and, prior to that, she was an analyst in the energy group at Merrill Lynch & Company for two years. Ms. Thacker holds a B.A. in economics from Rice University and an M.B.A. from Harvard Business School.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

➢

Technology, like many other industry sectors, has been battered as the recent financial crisis broadened into a global economic slowdown. The result has been an extremely challenging period for technology stocks across the board.

➢

RS Technology VIP Series’ relative performance during this period was hindered by investments in the semiconductors and software areas. A number of Internet advertising holdings also weighed on relative returns.

➢	In contrast, relative performance was supported by a number of Internet-based retail holdings.

Market Overview

Financial markets suffered one of their most challenging years in recent memory in 2008, as volatile commodity prices, a worsening credit crisis, and fears of a global economic slowdown drove asset prices lower across markets and sectors. Over the first half of the year, soaring energy and food costs were among investors’ concerns, even as growth appeared to falter in the United States and other world economies. Concerns over slowing economic growth worsened in the third quarter after the credit crisis triggered by the U.S. sub-prime mortgage meltdown resulted in a number of bank failures. While a sharp correction in commodity prices provided some positive tailwinds for the economy later in the year, unemployment continued to rise and worried consumers and businesses cut back dramatically on their spending. Against this backdrop, equity prices retreated sharply in the late third and fourth quarters. For the twelve-month period ended December 31, 2008, the S&P® 500 Index4 returned -37.00%, the Dow Jones Industrial Average5 returned -31.93% and the NASDAQ Composite Index6 returned -40.54%.

RS Technology VIP Series	3

RS Technology VIP Series (continued)

Fund Performance Overview

RS Technology VIP Series returned -51.30% in the twelve-month period ended December 31, 2008, while its benchmark, the S&P North American Technology Sector IndexTM 3, returned -43.79%.

Weak credit markets and a slowing worldwide economy had a direct negative impact on virtually all areas of technology spending, as falling home prices, high debt levels and rising unemployment dampened consumer spending even as many large businesses put IT budgets on hold. Against this backdrop, a number of negative earnings preannouncements shook the technology market in the fourth quarter, driving share prices sharply lower.

The semiconductor sector was especially weak, as we saw major corrections in both large and small companies. One of the Fund’s largest detractors for the year was O2Micro International, a maker of analog and mixed-signal semiconductors that help manage power for notebook computers, LCD monitors and televisions. The company experienced deteriorating fundamentals in 2008, especially later in the year as sales of its chips fell below plan due to excess inventories and slower-than-expected end-user demand during the holiday season. We reduced our position in the stock, but remain investors in the company given that we believe its market value approximates the cash on its balance sheet.

The Fund also suffered significant losses in the consumer-related technology segment, reflecting a faster-than-expected slowdown in purchases of the most popular consumer electronics, such as smartphones, notebook computers and low priced LCD televisions. Detractors in this space included Apple, Inc. Nonetheless, Apple continues to gain market share in the PC and smartphone categories despite the weaker consumer environment and we continue to hold our position. Another detractor, smartphone maker Research in Motion experienced slower device sales in 2008, as well as delays with several new product launches. While we still like Research in Motion, we reduced our stake in the company.

Internet-related holdings such as Google, Valueclick and Omniture were also negative contributors for the year. While online advertising continues to take share away from real world media, it appears that the sector has not escaped the advertising recession looming both in the United States and globally. Nonetheless, with valuations at or near all-time lows, we believe that there are excellent risk/reward opportunities in the Internet sector, which is expected to grow even in a broader economic recession.

On a positive note, several of our e-commerce holdings contributed positively to relative returns. These included Internet-based movie subscription service Netflix Inc., which we think will benefit from falling online advertising rates in the year ahead. Additionally, we sold our investment in Yahoo! Inc. in March for a gain after it received an unsolicited take-over offer from Microsoft. We repurchased the stock on weakness late in the year.

Other positive contributors to relative returns included Super Micro Computer Inc., a manufacturer of computer servers, and Broadcom Corp., a diversified communications chip company with exposure to wireless LAN, Bluetooth, Gigabit Ethernet, video, and cell phones.

Outlook

While we remain cautious regarding the overall economy and its impact on consumer and technology spending, we believe that many stocks have already discounted a weak outlook for 2009 and therefore appear attractively priced. Overall, many technology companies may see revenues and earnings-per-share decline in 2009; nonetheless, we believe overall technology sector balance sheets appear quite healthy. Lean inventory levels also remain reassuring. In this environment, we continue to focus on our rigorous bottom-up selection process aimed to identifying fundamentally strong companies engaged in emerging technology products or markets.

4	RS Technology VIP Series

Due to recent risk aversion in the markets, many of these companies are now trading at low valuations compared with historical levels. By selectively taking advantage of these opportunities, we hope to deliver solid returns once fundamentals turn more positive over the long term.

Sincerely,

Steve Bishop Co-Portfolio Manager	Allison Thacker Co-Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in high-technology and Internet-related sectors may be highly volatile. Companies in these sectors operate in markets that are characterized by rapid change, evolving industry standards, frequent new service and product announcements, introductions, enhancements and changing customer demands.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008.

RS Technology VIP Series	5

RS Technology VIP Series (continued)

Total Net Assets: $1,439,712	Data as of December 31, 2008

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Microsoft Corp.	5.47%
Nintendo Co.	5.34%
Google, Inc.	4.91%
Priceline.com, Inc.	3.84%
Digital River, Inc.	3.77%
Amazon.com, Inc.	3.49%
GSI Commerce, Inc.	3.42%
QUALCOMM, Inc.	3.26%
PROS Holdings, Inc.	2.61%
TiVo, Inc.	2.43%
Total	38.54%

1	The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The S&P North American Technology Sector Index™ is a modified capitalization-weighted index based on a universe of technology-related stocks. Index results do not assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5	The Dow Jones Industrial Average is a price-weighted index of 30 companies that serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods.

6	The Nasdaq Composite Index is an unmanaged index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market.

6	RS Technology VIP Series

Performance Update As of 12/31/08

	Inception Date	1 Year	Since Inception
RS Technology VIP Series	07/31/07	-51.30%	-38.09%
S&P North American Technology Sector IndexTM 3		-43.79%	-30.35%
S&P 500® Index[4]		-37.00%	-26.84%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 07/31/07 in RS Technology VIP Series, the S&P North American Technology Sector Index™, and the S&P 500® Index.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 3.31%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

RS Technology VIP Series	7

Understanding Your Fund’s Expenses (unaudited)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/08	Ending Account Value 12/31/08	Expenses Paid During Period* 07/01/08-12/31/08	Expense Ratio During Period 07/01/08-12/31/08
Based on Actual Return	$1,000.00	$587.00	$22.30	5.59%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$997.03	$28.07	5.59%

*	Expenses are equal to the Fund’s annualized expense ratio excluding offering costs, as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8	RS Technology VIP Series

Schedule of Investments – RS Technology VIP Series

December 31, 2008	Shares	Value

Common Stocks — 96.4%
Advertising Agencies — 2.0%
ValueClick, Inc.(1)	4,276	$29,248

		29,248
Cable Television Services — 2.4%
TiVo, Inc.(1)	4,880	34,941

		34,941
Communications Technology — 17.9%
Aruba Networks, Inc.(1)	2,940	7,497
Atheros Communications(1)	850	12,163
Cbeyond, Inc.(1)	1,140	18,217
Ceragon Networks Ltd.(1)	2,770	13,988
Cisco Systems, Inc.(1)	1,840	29,992
Comtech Telecommunications Corp.(1)	330	15,121
Harris Corp.	420	15,981
j2 Global Communications, Inc.(1)	1,221	24,469
Juniper Networks, Inc.(1)	900	15,759
McAfee, Inc.(1)	770	26,619
QUALCOMM, Inc.	1,310	46,937
Research In Motion Ltd.(1)	340	13,797
ShoreTel, Inc.(1)	2,330	10,462
Sonus Networks, Inc.(1)	4,370	6,905

		257,907
Computer Services, Software & Systems — 32.6%
3PAR, Inc.(1)	2,400	18,408
Adobe Systems, Inc.(1)	910	19,374
Akamai Technologies, Inc.(1)	1,420	21,428
Digital River, Inc.(1)	2,190	54,312
Equinix, Inc.(1)	370	19,680
F5 Networks, Inc.(1)	1,210	27,661
Google, Inc., Class A(1)	230	70,759
Informatica Corp.(1)	910	12,494
Internet Brands, Inc., Class A(1)	5,490	31,952
Microsoft Corp.	4,050	78,732
Netezza Corp.(1)	2,212	14,688
Omniture, Inc.(1)	2,488	26,472
PROS Holdings, Inc.(1)	6,534	37,571
Rackspace Hosting, Inc.(1)	2,740	14,741
Yahoo! Inc.(1)	1,710	20,862

		469,134
Computer Technology — 5.8%
Apple, Inc.(1)	190	16,217
Data Domain, Inc.(1)	1,010	18,988
NetApp, Inc.(1)	1,660	23,190
Riverbed Technology, Inc.(1)	2,210	25,172

		83,567
Consumer Electronics — 2.4%
Activision Blizzard, Inc.(1)	1,560	13,478
Netflix, Inc.(1)	710	21,222

		34,700
Consumer Products — 5.3%
Nintendo Co. Ltd., ADR	1,610	76,878

		76,878
Electronics – Semi-Conductors/Components — 10.1%
Cavium Networks, Inc.(1)	2,946	30,962
IPG Photonics Corp.(1)	1,120	14,762
Marvell Technology Group Ltd.(1)	3,270	21,811
Micron Technology, Inc.(1)	2,080	5,491
Monolithic Power Systems, Inc.(1)	1,300	16,393
Netlogic Microsystems, Inc.(1)	560	12,326
O2Micro International Ltd., ADR(1)	13,565	26,587
ON Semiconductor Corp.(1)	4,110	13,974
PLX Technology, Inc.(1)	2,160	3,715

		146,021

December 31, 2008	Shares	Value

Electronics – Technology — 1.2%
Super Micro Computer, Inc.(1)	2,671	$16,907

		16,907
Machinery – Specialty — 1.3%
Flow International Corp.(1)	7,410	17,932

		17,932
Printing And Copying Services — 0.8%
VistaPrint Ltd.(1)	590	10,980

		10,980
Radio & Tv Broadcasters — 1.1%
The DIRECTV Group, Inc.(1)	690	15,808

		15,808
Retail — 11.9%
Amazon.com, Inc.(1)	980	50,254
GSI Commerce, Inc.(1)	4,680	49,234
Priceline.com, Inc.(1)	750	55,237
Shutterfly, Inc.(1)	2,430	16,986

		171,711
Services – Commercial — 1.6%
eBay, Inc.(1)	1,610	22,476

		22,476

Total Common Stocks (Cost $1,952,376)		1,388,210

	Principal Amount	Value
Repurchase Agreements — 11.1%
State Street Bank and Trust Co. Repurchase Agreement, 0.01% dated 12/31/2008, maturity value of $160,000, due 1/2/2009, collateralized by U.S. Treasury Bond, 5.50%, due 8/15/2028, with a value of $166,692	$160,000	160,000

Total Repurchase Agreements (Cost $160,000)		160,000

Total Investments — 107.5% (Cost $2,112,376)		1,548,210

Other Liabilities, Net — (7.5)%		(108,498)

Total Net Assets — 100.0%		$1,439,712

(1)	Non-income producing security.

ADR — American Depositary Receipt.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments:

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$1,388,210
Level 2 — Significant Other Observable Inputs	160,000
Level 3 — Significant Unobservable Inputs	—
Total	$1,548,210

The accompanying notes are an integral part of these financial statements.

RS Technology VIP Series	9

Financial Information — RS Technology VIP Series

Statement of Assets and Liabilities As of December 31, 2008

Assets
Investments, at value	$1,388,210
Repurchase agreements	160,000
Cash and cash equivalents	59
Receivable for fund shares subscribed	2,648
Dividends receivable	195
Prepaid expenses	78

Total Assets	1,551,190

Liabilities
Payable for investments purchased	94,655
Accrued shareholder reports expense	7,696
Payable to adviser	1,177
Payable to distributor	294
Trustees’ deferred compensation	69
Accrued expenses/other liabilities	7,587

Total Liabilities	111,478

Total Net Assets	$1,439,712

Net Assets Consist of:
Paid-in capital	$2,907,497
Accumulated net investment loss	(21,214)
Accumulated net realized loss from investments and foreign currency transactions	(882,405)
Net unrealized depreciation on investments	(564,166)

Total Net Assets	$1,439,712

Investments, at Cost	$2,112,376

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	284,472

Net Asset Value Per Share	$5.06

Statement of Operations For the Year Ended December 31, 2008

Investment Income
Dividends	$12,359
Interest	4,117
Withholding taxes on foreign dividends	(447)

Total Investment Income	16,029

Expenses
Shareholder reports	26,894
Custodian fees	19,521
Investment advisory fees	19,191
Professional fees	12,393
Offering costs	11,211
Distribution fees	4,798
Administrative service fees	428
Trustees’ fees and expenses	74
Other expenses	86

Total Expenses	94,596
Less: Custody credits	(227)

Total Expenses, Net	94,369

Net Investment Loss	(78,340)

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions
Net realized loss from investments	(820,014)
Net realized gain from foreign currency transactions	40
Net change in unrealized depreciation on investments	(604,095)
Net change in unrealized appreciation on translation of assets and liabilities in foreign currencies	96

Net Loss on Investments and Foreign Currency Transactions	(1,423,973)

Net Decrease in Net Assets Resulting from Operations	$(1,502,313)

The accompanying notes are an integral part of these financial statements.

10	RS Technology VIP Series

Statement of Changes in Net Assets

	For the Year Ended 12/31/08	For the Period Ended 12/31/07
Operations
Net investment loss	$(78,340)	$(36,089)
Net realized loss from investments and foreign currency transactions	(819,974)	(43,930)
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	(603,999)	39,833

Net Decrease in Net Assets Resulting from Operations	(1,502,313)	(40,186)

Capital Share Transactions
Proceeds from sales of shares	2,022,650	2,387,642
Cost of shares redeemed	(994,226)	(433,855)

Net Increase in Net Assets Resulting from Capital Share Transactions	1,028,424	1,953,787

Net Increase/(Decrease) in Net Assets	(473,889)	1,913,601

Net Assets

Beginning of period	1,913,601	—

End of period	$1,439,712	$1,913,601

Accumulated Net Investment Loss Included in Net Assets	$(21,214)	$(21,834)

Other Information:

Shares
Sold	230,443	224,954
Redeemed	(130,163)	(40,762)

Net Increase	100,280	184,192

The accompanying notes are an integral part of these financial statements.

RS Technology VIP Series	11

Financial Information — RS Technology VIP Series (continued)

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Year Ended 12/31/08	$10.39	$(0.23)	$(5.10)	$(5.33)	$—	$—	$—

Period From 07/31/07[3] to 12/31/07[4]	10.00	(0.20)	0.59	0.39	—	—	—

The accompanying notes are an integral part of these financial statements.

12	RS Technology VIP Series

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[2]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$5.06	(51.30)%	$1,440	4.92%	4.93%	(4.08)%	(4.09)%	137%

10.39	3.90%	1,914	4.77%	4.77%	(4.14)%	(4.14)%	56%

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Loss to Average Net Assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.
[3]	Commencement of operations.
[4]	Ratios for periods less than one year have been annualized excluding organization costs and offering costs, except for total return and portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

RS Technology VIP Series	13

Notes to Financial Statements — RS Technology VIP Series

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers seventeen series. RS Technology VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class II shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions

14	RS Technology VIP Series

market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

➢	Level 1 — unadjusted quoted prices in active markets for identical investments

➢

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

➢	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund's results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and

RS Technology VIP Series	15

Notes to Financial Statements — RS Technology VIP Series (continued)

options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2008, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2008, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities and state authorities for tax years before 2007.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e.  Investment Income

Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Fund is informed of the dividend. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f.  Expenses

Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h.  Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income typically at least once each year and any net realized capital gains once each year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

16	RS Technology VIP Series

j.  Temporary Borrowings

The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

Amount Outstanding at 12/31/08	Average Borrowing*	Average Interest Rate*
$ —	$9,891	2.02%

*	For the year ended December 31, 2008.

k.  Offering Costs

Offering costs are accounted for on an accrual basis. Offering costs are expensed over a 12-month period. These costs include printing, administration and other expenses associated with the initial registration of the Fund.

Note 2.	Transactions with Affiliates

a.  Advisory Fee

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 1.00%.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee could have elected to defer receipt of all, or a portion, of his/her annual compensation received through December 31, 2008. The amount of the Fund’s deferred compensation obligation to a Trustee was determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee through December 31, 2008. The Fund could have covered its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. The Fund’s liability for deferred compensation to a Trustee was adjusted periodically through December 31, 2008, to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts will remain in the Fund until distributed in accordance with the Plan. Effective October 1, 2008, the Plan was amended such that all deferred amounts will be distributed within 90 days following January 1, 2009. The Plan will terminate after all deferred amounts have been distributed under the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

c.  Distribution Fees

The Fund has entered into an agreement with GIS for distribution services with respect to its shares and has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for the services it provides and for the expenses it bears in connection with the distribution of the Fund’s Class II shares at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

RS Investments may pay GIAC or other insurance companies or financial institutions compensation, at an annual rate of up to 0.15% of the Fund’s average daily

RS Technology VIP Series	17

Notes to Financial Statements — RS Technology VIP Series (continued)

net assets, for providing administrative and shareholder services. Payment of this compensation does not represent a separate or additional expense to the Fund.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

No distributions were paid during the periods ended December 31, 2008 and December 31, 2007.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2008, the Fund did not utilize capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2008, were $478,136, expiring in 2016.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2008, the Fund elected to defer $212,111 in net capital and currency losses.

b.  Tax Basis of Investments

The cost of investments for federal income tax purposes at December 31, 2008, was $2,304,535. The gross unrealized appreciation and depreciation of investments, on a tax basis, at December 31, 2008, aggregated $23,939 and $(780,264), respectively, resulting in net unrealized depreciation of $(756,325).

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $3,561,975 and $2,487,992, respectively, for the year ended December 31, 2008.

b.  Foreign Securities

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c.  Industry or Sector Concentration

In its normal course of business, the Fund may invest a significant portion of its assets in companies concentrated within a number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional

18	RS Technology VIP Series

collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5.	New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. The Trust is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

Note 6.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

RS Technology VIP Series	19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of RS Technology VIP Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Technology VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2009

20	RS Technology VIP Series

Supplemental Information (unaudited)

Approval of Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investment Management Co. LLC (the “disinterested Trustees”), met in person on August 12 - 13, 2008, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing August 31, 2008, for all 17 series of the Trust: RS MidCap Opportunities VIP Series, RS Technology VIP Series, RS Partners VIP Series, RS Value VIP Series, RS Global Natural Resources VIP Series, RS Core Equity VIP Series, RS Small Cap Core Equity VIP Series, and RS Equity Dividend VIP Series (the “RS-Managed Funds”); RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS International Growth VIP Series, RS Emerging Markets VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series (the “Sub-Advised Funds”, and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series; Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, serves as Sub-Adviser to RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-sub-advisory agreements relating to these Funds are also considered “Sub-Advisory Agreements” and “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion).

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2008 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees considered generally the continuing, favorable interaction of the legacy investment teams at RS Investments and GIS. They also considered improvements in service over the course of the year through realignments of various administrative, accounting, and control functions between the two firms, and were generally satisfied with those services currently being provided by the two firms.

RS Technology VIP Series	21

Supplemental Information (unaudited) (continued)

The Trustees considered the fees charged by RS Investments to the Funds under the Investment Advisory Agreements and the fees paid to the various Sub-Advisers under the Sub-Advisory Agreements. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. They also noted that, as to the Sub-Advised Funds, RS Investments pays a large part, in most cases the large majority, of the fees it receives to the Sub-Advisers.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual investment products than in managing private accounts or in sub-advising mutual funds sponsored by others. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and within the same broad range of asset sizes. RS Investments also worked with an independent consultant to the disinterested Trustees in identifying peer groups of mutual funds with respect to each Fund. One of the independent consultants prepared an analysis of comparative management fees and expenses, and discussed his conclusions with the disinterested Trustees. In his report, the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The Chief Compliance Officer noted that the advisory fees for the Funds, although the same as those of the retail versions of the Funds, were relatively high compared to peer variable product funds. He also noted that, although the total expense ratios of the Funds also tended to be higher than those of their peers, it appeared that the differences were generally attributable to the small asset size of the Funds.

The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, due to the fact that the Funds’ custodial fees were relatively high. In the course of their discussions with the Trustees, representatives of RS Investments noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in savings to the Funds in the coming year. The Trustees noted in the course of the discussion that, in a number of cases, especially in respect of variable Funds, the number of peer funds was quite limited, potentially limiting the utility of the data provided.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement,

22	RS Technology VIP Series

showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. The Chief Compliance Officer also noted in his report that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable.

RS Investments also furnished a detailed profitability analysis with respect to each Fund for the year ended December 31, 2007, and for the five months ended May 31, 2008. In his report, the Chief Compliance Officer noted that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the Funds had been less profitable generally than the retail versions of the Funds. The Trustees noted that the range of profitability for the Core Funds, the Growth Funds, and the Value Funds was wide, but that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business. The Trustees also noted that RS Investments’ subadvisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Chief Compliance Officer also noted in his report that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower, with the most profitable Fund being the RS S&P 500 Index VIP Series, which did not have any performance or expense concerns to note.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees also considered a report provided to them by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. In his report, the Chief Compliance Officer noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He also noted RS Investments’ commitment to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it. The Chief Compliance Officer also noted that RS Investments maintains that one of its strengths is the tenure of its investment management teams. He noted, as well, that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience and skills of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

RS Technology VIP Series	23

Supplemental Information (unaudited) (continued)

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that, except as noted below, no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Chief Compliance Officer noted specifically that each of RS Asset Allocation VIP Series and RS High Yield Bond VIP Series had underperformed its peers’ averages for various periods. The Chief Compliance Officer noted that RS High Yield Bond VIP Series had experienced a significant portfolio manager change and that RS Investments was engaging in internal discussions about plans to address the performance concerns of RS Asset Allocation VIP Series.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments continues to integrate the respective RS and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, particularly with respect to the management of the New York office’s activities by personnel in San Francisco.

➢

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams in order to reduce the compartmentalization of RS Investments.

➢	RS Investments has invested in the firm by working to improve its portfolio management and client service activities, as well as by consulting outside experts about how best to improve the firm.

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

24	RS Technology VIP Series

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2008.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at

http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

RS Technology VIP Series	25

Supplemental Information (unaudited) (continued)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	39	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	39	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel–Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	39	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	39	Board Member, Boston Stock Exchange Inc.
Gloria S. Nelund, May 1961	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	39	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm; formerly Chairman of EGM Capital, LLC, an investment management firm.	39	None

26	RS Technology VIP Series

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	39	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	39	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

RS Technology VIP Series	27

Supplemental Information (unaudited) (continued)

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

†

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.

**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

28	RS Technology VIP Series

Item 2.	Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics, as defined in this Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Judson Bergman is an audit committee financial expert serving on its audit committee. This individual is “independent,” as defined by this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)-(d)

Fees for services rendered to the registrant by its principal accountant.

Fiscal Year Ended	Audit Fees *	Audit-Related Fees	Tax Fees *	All Other Fees*
December 31, 2007	$261,650	$3,614	$108,980	$—
December 31, 2008	$238,826	$—	$119,480	$—

*	Fees are exclusive of out-of-pocket expenses.

Fees for services rendered by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement related directly to the operations and financial reporting of the registrant.

Fiscal Year Ended	Audit-Related Fees	Tax Fees *	All Other Fees *
December 31, 2007	$49,832	$48,594	$20,235
December 31, 2008	$—	$66,300	$—

*	Fees are exclusive of out-of-pocket expenses.

Audit-Related Fees represent fees billed in the registrant’s last two fiscal years for services traditionally performed by the registrant’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the registrant’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed in the registrant’s last two fiscal years for services relating to examination of investment management controls.

(e)(1)

The registrant’s Audit Committee pre-approves at least annually audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. In addition, the chairman of the Audit Committee is authorized to pre-approve a proposed engagement that arises between meetings of the Audit Committee and that needs to commence prior to the next meeting of the Audit Committee. That approval is reported to the Audit Committee at its next meeting.

(e)(2)	None, or 0%, of services relating to the Audit-Related Fees, Tax Fees and All Other Fees disclosed above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant are $362,086 for 2007 and $471,795 for 2008.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable to the registrant.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	None.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c) (2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	RS Variable Products Trust

By (Signature and Title)*	/s/ Terry R. Otton
Terry R. Otton, President
(Principal Executive Officer)

Date: March 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Terry R. Otton
Terry R. Otton, President
(Principal Executive Officer)

Date: March 6, 2009

By (Signature and Title)*	/s/ James E. Klescewski
James E. Klescewski, Treasurer
(Principal Financial Officer)

Date: March 6, 2009